REDACTED COPY

CONFIDENTIAL TREATMENT REQUESTED

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Pages where confidential treatment has been requested are stamped, “Confidential Treatment Requested” and the redacted material has been separately filed with the Securities and Exchange Commission. All redacted material has been marked by three asterisks (***).

EXECUTION COPY

DEVELOPMENT AGREEMENT

between

ERY DEVELOPER LLC

and

coach LEGACY YARDS LLC

TABLE OF CONTENTS

		Page
ARTICLE 1.	CERTAIN DEFINITIONS	2

Section 1.01	Defined Terms	2
Section 1.02	Rules of Construction	23

ARTICLE 2.	DEVELOPER’S RESPONSIBILITIES; DEVELOPMENT FEE	24

Section 2.01	Retention of Developer	24
Section 2.02	Developer’s Responsibilities	24
Section 2.03	Standard of Performance	26
Section 2.04	Development Fee	26
Section 2.05	Additional Development Fee; Additional Work Costs	28
Section 2.06	Survival	29

ARTICLE 3.	ARCHITECT AND CONSULTANTS; PLANS, AND CHANGES TO PLANS	29

Section 3.01	Project Architect and Consultants; the Executive Construction Manager	29
Section 3.02	Process for Development of Design	31
Section 3.03	Consultation with the Coach Member and the Coach Member’s Consultants	31
Section 3.04	The Coach Member’s Approval Rights; Change Orders; Changes Required by Law	32
Section 3.05	Field Changes	35
Section 3.06	Change Orders Initiated by the Coach Member; Payment for such Changes	36
Section 3.07	Pricing of Changes; Time for Approvals	36
Section 3.08	The Coach Member Review of Plans Not a Representation or Assumption	40
Section 3.09	Plans and Materials Available	40

ARTICLE 4.	OPEN-BOOK NATURE OF PROJECT; DRAW REQUESTS, AND RE-ALLOCATION OF PROJECT COSTS; MONTHLY REPORTS; AUDIT RIGHTS; BOOKS AND RECORDS; ENVIRONMENTAL REPORTS	41

Section 4.01	“Open-Book” Nature of Project; Meeting with Lenders	41
Section 4.02	Draw Requests and Re-Allocation of Project Costs	41
Section 4.03	Audit of Construction Costs	46
Section 4.04	Books and Records	46
Section 4.05	Environmental Reports; Indemnification	46
Section 4.06	Survival	47

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ARTICLE 5.	AWARD OF TRADE CONTRACTS; LABOR MATTERS	48

Section 5.01	Bidding and Award of Contracts	48
Section 5.02	Project Labor Agreement	50

ARTICLE 6.	SCHEDULE AND UPDATES	50

Section 6.01	Project Schedule; Updates	50
Section 6.02	Milestones	51

ARTICLE 7.	SUBGUARD; PAYMENT AND PERFORMANCE BONDS; DEVELOPER’S INSURANCE; DEVELOPER INDEMNITIES	53

Section 7.01	Subguard	53
Section 7.02	Insurance Coverages	54
Section 7.03	Legal Proceedings	55

ARTICLE 8.	COACH FINISH WORK; SITE LOGISTICS	56

Section 8.01	Design of Coach Finish Work	56
Section 8.02	Block Delivery	58
Section 8.03	Site Logistics Procedures	60
Section 8.04	Performance of Coach Finish Work; Coach Work Delay	60
Section 8.05	Cost of Performing Coach Finish Work	62

ARTICLE 9.	INSPECTION RIGHTS DURING CONSTRUCTION; SUBSTANTIAL COMPLETION; DELAYS IN ACHIEVING SUBSTANTIAL COMPLETION; PUNCH LIST; WARRANTIES; DEFECTIVE WORK	62

Section 9.01	Inspection by the Coach Member During Construction; On-Going Consultation	62
Section 9.02	Substantial Completion of Coach Unit; Punch List; Acceptance Procedure	63
Section 9.03	Delay in Achieving Substantial Completion	65
Section 9.04	Contractor Warranties; Defective Work; Latent Defects	66
Section 9.05	Developer Warranty	67
Section 9.06	Coach Member’s Right to Remove Developer Violations	67
Section 9.07	Coach Unit Certificate of Occupancy	67

ARTICLE 10.	COACH TOTAL DEVELOPMENT COSTS; DEVELOPER DEFAULT; ALLOCATION AND USE OF CONTINGENCIES AND SAVINGS; DEVELOPER’S OVERHEAD; HOLDBACKS AND ESCROW; COACH COSTS CAP	68

Section 10.01	Coach Total Development Costs	68
Section 10.02	Developer Default	72
Section 10.03	Intentionally Omitted.	73

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EXHIBITS

Exhibit A-1	Legal Description of the Master Ground Lease Property
Exhibit A-2	Legal Description of the Land
Exhibit B	Authorized Representatives
Exhibit C	Base Building Lighting
Exhibit D	Budget
Exhibit E	Coach TCO Work and Developer TCO Work
Exhibit F	Cost Allocation Methodology
Exhibit G	Delivery Condition
Exhibit H	Existing Contractors/Consultants
Exhibit I	Landscaping
Exhibit J	Forty-Seventh Floor Curtain Wall Adjustment
Exhibit K-1	List of Plans
Exhibit K-2	Exceptions to Plans
Exhibit L	Schedule
Exhibit M	Signage Plans
Exhibit N-1	Form of Certificate of Substantial Completion (Developer)
Exhibit N-2	Form of Certificate of Substantial Completion (Project Architect)
Exhibit N-3	Form of Certificate of Substantial Completion (Coach’s Architect)
Exhibit O	Coach TI Items
Exhibit P	Form of Payment and Performance Bond
Exhibit Q	Form of Owner Scope Change Request Form
Exhibit R	Awarded Trade Contracts
Exhibit S-1	Insurance Coverages
Exhibit S-2	Named Insureds and Additional Insureds
Exhibit T	Preliminary Schedule for Coach Finish Work
Exhibit U	LEED Certification Requirements
Exhibit V	Preliminary Site Logistics Plan
Exhibit W	Hoist Impact Area
Exhibit X-1	Arbiters
Exhibit X-2	Work Dispute Arbiters
Exhibit Y	Measurement Methodology

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DEVELOPMENT AGREEMENT, dated as of April 10, 2013, by and between ERY DEVELOPER LLC, a Delaware limited liability company (“Developer”), with an office at c/o The Related Companies, L.P., 60 Columbus Circle, New York, New York 10023, and coach LEGACY YARDS LLC, a Delaware limited liability company (the “Coach Member”), with an office at c/o Coach, Inc., 516 West 34th Street, New York, New York 10001.

WITNESSETH:

WHEREAS, ERY Tenant LLC, a Delaware limited liability company (“Master Tenant”), as ground lessee, entered into that certain Agreement of Lease (Eastern Rail Yard Section of the John D. Caemmerer West Side Yard), dated as of the date hereof (the “Master Ground Lease”), with the Metropolitan Transportation Authority, a body corporate and politic constituting a public benefit corporation of the State of New York (the “MTA”), as ground lessor, pursuant to which Master Tenant ground leased from the MTA, for a ninety-nine (99) year term, certain airspace above and terra firma within the Eastern Rail Yard Section (the “ERY”) of the John D. Caemmerer West Side Yard in the City, County and State of New York as more particularly described on Exhibit A-1 attached hereto and in the Master Ground Lease (the “Master Ground Lease Property”);

WHEREAS, the Coach Member and Podium Fund Tower C SPV LLC, a Delaware limited liability company (the “Fund Member”), have entered into that certain Limited Liability Company Agreement of Legacy Yards LLC, a Delaware limited liability company (the “Building C JV”), dated as of the date hereof (as amended from time to time, the “Operating Agreement”);

WHEREAS, Legacy Yards Tenant LLC, a Delaware limited liability company (“Legacy Tenant”), an indirect, wholly-owned subsidiary of the Building C JV, has entered into that certain Agreement of Severed Parcel Lease (Eastern Rail Yard Section of the John D. Caemmerer West Side Yard), dated as of the date hereof (as amended from time to time, the “Building C Lease”), as ground lessee, with the MTA pursuant to which Legacy Tenant leased that certain portion of the ERY located on terra firma on the northwest corner of West 30th Street and 10th Avenue, New York, New York as more particularly described on Exhibit A-2 attached hereto (the “Land”), which was initially part of the Master Ground Lease Property but was severed therefrom, as evidenced by that certain Balance Lease Amendment, dated as of the same date, by and between Master Tenant and the MTA;

WHEREAS, Developer shall develop and construct, in accordance with the terms hereof, a commercial building containing office space, a podium with retail space, parking facilities, loading docks and other facilities, and other improvements to be constructed on the Land, as shown on the Plans (as the same exist from time to time, collectively, the “Building”);

WHEREAS, pursuant to the Operating Agreement, the Coach Member is the beneficial owner of the Coach Unit (as defined herein) and the Leasehold Estate (as defined in the Operating Agreement) with respect thereto, and the Fund Member is the beneficial owner of the Fund Member Units (as defined herein) and the Leasehold Estate with respect thereto; and

WHEREAS, Developer is an Affiliate of the Fund Member and will derive substantial benefit from the formation of the Building C JV and the Coach Member and the Fund Member entering into the Operating Agreement.

NOW, THEREFORE, in consideration of the promises and obligations of Developer and the Coach Member set forth in this Agreement, subject to the terms of this Agreement, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1.
CERTAIN DEFINITIONS

Section 1.01         Defined Terms. Capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Operating Agreement. In addition, the following words and phrases (to the extent not defined in the first paragraph of this Agreement, in the recitals to this Agreement or in the Operating Agreement) have the following meanings in this Agreement:

“Additional Developer Work” has the meaning set forth in Section 2.05(a).

“Additional Developer Work Costs” has the meaning set forth in Section 2.05(a).

“Additional Development Fee” has the meaning set forth in Section 2.05(a).

“Additional Office Units” means, collectively, “Office Unit 2A”, “Office Unit 2B” and “Office Unit 3” each as defined in the Condominium Declaration, consisting inter alia of office space and related improvements and Facilities, as described in the Condominium Declaration and as shown on the Condominium Plans, less (a) Office Unit 2A, if the Coach Expansion Right is exercised with respect thereto, and (b) Office Unit 2B, if the Coach Expansion Right is exercised with respect thereto.

“Additional Overhead Costs” has the meaning set forth in Section 2.05(a).

“Affiliate” means, with respect to any Person, a Person which directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with, such Person.

“Agreement” means this Agreement and the Exhibits attached hereto (or subsequently incorporated herein through amendments hereto), as the same may be amended from time to time.

“Ancillary Unit” means the “Ancillary Unit” as defined in the Condominium Declaration and as shown on the Condominium Plans.

“Approval Statement of Changes” has the meaning set forth in Section 3.07(b).

“Arbiter(s)” has the meaning set forth in Section 14.01(a).

“Arbitration” means an arbitration proceeding conducted in accordance with the provisions of Article 14.

“Authorized Representative” means an Authorized Representative of a party identified on Exhibit B attached hereto; provided, that the parties may designate, upon not less than three (3) business days’ notice given to the other party in accordance with the terms of Article 18, additional or substituted Authorized Representatives.

“Base Building” means all parts of the Building to be constructed on behalf of Legacy Tenant or on behalf of the Coach Member, as applicable, as shown on the Plans, including, without limitation, (a) all improvements comprising the core and shell of the Building, (b) the foundation and entire exterior envelope (including, without limitation, the exterior walls, curtain wall, storefronts, windows and roofs (whether setback or otherwise)) of the Building, (c) the entire superstructure (including, without limitation, all structural elements, footings, foundations, foundation walls, columns, girders, slabs, beams, supports, interior loading walls and concrete floor slabs) of the Building, (d) all mechanical, heating, ventilating, air conditioning, plumbing and electrical systems to be constructed on behalf of Legacy Tenant or on behalf of the Coach Member, as applicable, (e) the walls, partitions and doors separating the Units one from the other and from the Common Elements (other than interior finishes on walls), (f) all stairs, stairways, escalators and elevators, (g) all sidewalks, including paving, surrounding the Building, (h) all loading docks for the Building, (i) the Podium, (j) all Facilities which are for the common use of the Units and Unit Owners or which are necessary or convenient for the overall existence, operation, maintenance or safety of the Project, and (k) all entrances and points of ingress to and egress from the Building, in each case as shown on the Plans. The term “Base Building”, as used herein, shall not include or refer to any Finish Work, including the Coach Finish Work or the Developer Finish Work.

“Base Building Lighting” means the lighting scheme for the Building exterior set forth on Exhibit C attached hereto. The parties have approved the plan for the Base Building Lighting attached hereto as Exhibit C.

“Base Building Work” means all items of work, labor, material, equipment and installation necessary to construct and complete the Base Building in accordance with the Plans and Schedule.

“Base Cost” has the meaning set forth in Section 10.02(b).

“Best Efforts” means those commercially reasonable efforts that a well-qualified and diligent development manager would use to fulfill the obligations of Developer hereunder, using its best professional skill and judgment and consistent with best practices in the industry.

“Block” means each group of floors or space in the Coach Unit specified in the Block Delivery Schedule for delivery to the Coach Member as a single block of space, which Blocks consist of the following groups of floors or space as of the date hereof: (a) floors 6-10, (b) floors 11-15, (c) floors 16-20; (d) Office Unit 1 Service Elevator; (e) Office Unit 1 Passenger Elevators; (f) the Coach Lobby and Coach Atrium; and (g) if the Coach Expansion Right is exercised, the Coach Expansion Premises.

“Block Delivery Schedule” has the meaning set forth in Section 8.02(a).

“Broker” has the meaning set forth in Section 19.16.

“Budget” means the budget setting forth all budgeted costs of constructing the Building including all budgeted Project Costs for the Developer Work and the Base Building Work approved by the parties on the date hereof, as the same may be amended from time to time by Developer and approved by the Coach Member in accordance with this Agreement and the Operating Agreement. The parties hereby approve the Budget attached hereto as Exhibit D (subject to the rights of each of Developer and the Coach Member to review and, as applicable, revise from time to time the allocation of costs set forth therein in accordance with the Cost Allocation Methodology and other applicable provisions of this Agreement).

“Building” has the meaning set forth in the Recitals.

“Building C JV” has the meaning set forth in the Recitals.

“Building C Lease” has the meaning set forth in the Recitals.

“Business Day” means any day other than a Saturday, Sunday or other day on which national banks are permitted or required to be closed in the City.

“Certificate of Substantial Completion” has the meaning set forth in clause (r) of the definition of Substantial Completion.

“Change Order Grace Period” has the meaning set forth in Section 3.07(h).

“City” means The City of New York.

“Claims” has the meaning set forth in Section 17.02.

“Closing” means the consummation of the distribution and conveyance of the Coach Unit by the Building C JV (or directly by the MTA) to the Coach Member and the other transactions occurring contemporaneously therewith as contemplated in the Operating Agreement.

“Closing Date” means the date on which the Closing occurs.

“Coach Approval Areas” has the meaning set forth in Section 3.04(a).

“Coach Areas” means, collectively and as described in the Condominium Declaration and as shown on the Condominium Plans, the Coach Unit, including the Coach Lobby, the Coach Atrium, the “Office Unit 1 Storage Space”, the “Office Unit 1 Messenger Center/Mail Room”, the Coach Elevators, and the Coach Exclusive Systems and the “Office Unit 1 Exclusive Use Common Elements”.

“Coach Atrium” means the “Office Unit 1 Atrium” as defined in the Condominium Declaration and as shown on the Condominium Plans, including all Facilities relating thereto.

“Coach Change Order” has the meaning set forth in Section 3.06.

“Coach Change Delay” has the meaning set forth in Section 3.07(c).

“Coach Change Delay Cost” has the meaning set forth in Section 3.07(c).

“Coach Contingency” has the meaning set forth in Section 10.04(a).

“Coach Costs Cap” has the meaning set forth in Section 10.07.

“Coach Elevators” means, collectively, the “Office Unit 1 Passenger Elevators” and the “Office Unit 1 Service Elevator”, as such terms are defined in the Condominium Declaration and as shown on the Condominium Plans.

“Coach Exclusive Systems” means the heating, ventilating, air conditioning, electrical, communications, plumbing, mechanical and fire protection and other Facilities which exclusively serve or benefit the Coach Unit.

“Coach Expansion Notice” has the meaning set forth in the Operating Agreement.

“Coach Expansion Premises” means (a) “Office Unit 2A” as defined in the Condominium Declaration, consisting inter alia of the 21st floor of the Building and related improvements and Facilities, as described in the Condominium Declaration and as shown on the Condominium Plans, and which shall be deemed to contain 46,263 rentable square feet based on the Plans on the date hereof (subject to re-measurement pursuant to Section 16.02), and (b) “Office Unit 2B” as defined in the Condominium Declaration, consisting inter alia of the 22nd floor of the Building and related improvements and Facilities, as described in the Condominium Declaration and as shown on the Condominium Plans, and which shall be deemed to contain 45,513 rentable square feet based on the Plans on the date hereof (subject to re-measurement pursuant to Section 16.02).

“Coach Expansion Right” means the right of the Coach Member to expand the Coach Unit upwards into Coach Expansion Premises, pursuant and in accordance with the applicable terms of the Operating Agreement.

“Coach Finish Work” means the fixtures, finishes, equipment, fitting-out and other improvements (other than Developer Work and Base Building Work) to be constructed or installed by or on behalf of the Coach Member (and not by Developer) within the Coach Areas to build out and prepare the Coach Areas for Coach’s initial use and occupancy.

*** Confidential Treatment Requested

“Coach Fixed Land Cost” means an amount equal to the product of (a) *** multiplied by (b) the total rentable square feet of the Coach Unit (which will include, for the avoidance of doubt, and without duplication, (i) the total rentable square feet of Office Unit 2A, if the Coach Expansion Right is exercised with respect to Office Unit 2A, or (ii) the total rentable square feet of Office Unit 2A and Office Unit 2B, if the Coach Expansion Right is exercised with respect to Office Unit 2A and Office Unit 2B). The Coach Fixed Land Cost includes (x) all costs of the fee purchase of the Coach Unit from the MTA in order to effectuate the Closing, including, without limitation, any deposits payable to the MTA and, if applicable, any contributions required to be made to the LIRR Work Fund (as defined in the Building C Lease), (y) Coach’s Allocable Share of rental and any other amounts that may be payable under the Building C Lease (including, if applicable, any rental in respect of Estimated ERY Roof Costs or the LIRR Work Cost Allocable Share or the Guaranteed Default Payments (as each such phrase is defined therein)), and (z) Coach’s Allocable Share of the cost of constructing the Podium (it being acknowledged and agreed that, except to the extent included in Coach Fixed Land Cost, the Coach Member shall not be responsible for the payment of any costs associated with acquiring fee title of the Coach Unit from the MTA, any rental or other amounts that may be payable under the Building C Lease or any costs of constructing the Podium, which such costs and other amounts shall be the responsibility of Developer or the Fund Member and are guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty).

“Coach Floor Area” has the meaning set forth in Section 16.01(b).

“Coach Guarantor” means Coach, Inc., a Maryland corporation, together with its successors and permitted assigns.

“Coach Guaranty” means that certain Guaranty Agreement, dated as of the date hereof, made by Coach Guarantor in favor of Developer, the Building C JV and the Fund Member.

“Coach Holdover Costs” means any and all (a) holdover rent and other amounts that are paid or become payable by the Coach Member (or its Affiliates) to its landlord under the Coach Lease on account of any holdover (including consequential damages, if any, to the extent provided for in the Coach Lease in effect as of the date hereof), and (b) in the event the Coach Member (or any of its Affiliates) vacates all or any portion of the Coach Leased Premises, any and all rental, out-of-pocket moving expenses and other amounts paid or that become payable by the Coach Member (or any of its Affiliates) to any third party for, arising from or with respect to any Coach Temporary Space which are incurred by the Coach Member (or any of its Affiliates) in good faith; but specifically excluding (i) Coach Temporary Space rental for any periods prior to the date that is ninety (90) days prior to the expiration of the term of the Coach Lease, (ii) regular, non-holdover rental under the Coach Lease for the period ending on the scheduled expiration date thereof, (iii) any of the Coach Member’s (or its Affiliates) (as opposed to its landlord’s) consequential damages, special damages, punitive damages, lost opportunity costs, or other similar damages or costs and (iv) any of the foregoing amounts which are incurred solely as a result of a Coach Change Delay or Coach Work Delay extending beyond the Change Order Grace Period.

“Coach Indemnitees” means the Coach Member, the Coach Guarantor, the Coach Lender and all other Affiliates of the Coach Member and the Coach Guarantor, Coach’s Architect, and Coach’s Consultants, and the respective directors, officers, shareholders, principals, partners, members, managers, agents and employees of the foregoing, and their respective successors and assigns; and the term “Coach Indemnitee” means any one of the Coach Indemnitees, as the context requires.

“Coach Lease” means, collectively, (a) that certain Lease dated December 9, 2004 between 450 Partners LLC and Coach, Inc., as amended by (i) that certain First Amendment of Lease dated November 2, 2005 and (ii) that certain Second Amendment to Lease dated August 3, 2007, and (b) that certain Sublease Agreement dated December 16, 2010 between WNET.ORG and Coach, Inc., together with (i) that certain Consent to Sublease dated December 16, 2010 among 450 Partners LLC, WNET.ORG and Coach, Inc., and (ii) that certain Letter dated December 8, 2010 from CBRE Richard Ellis, Inc. to Coach, Inc. regarding said Sublease, with respect to premises in the building located at 450 West 33rd Street in New York, New York.

“Coach Leased Premises” means the premises demised under the Coach Lease as of the date hereof.

“Coach Lender” means Coach Legacy Yards Lender LLC, a Delaware limited liability company, together with its successors and assigns.

“Coach Lender Advance” means a funding of Coach Unit Loan proceeds by the Coach Lender, in accordance with the provisions of (and as more fully described in) the applicable Loan Documents.

“Coach Lobby” means the “Office Unit 1 Lobby” as defined in the Condominium Declaration together with the escalators leading therefrom to the “General Common Lobby” (as defined in the Condominium Declaration), as shown on the Condominium Plans.

“Coach Member” has the meaning set forth in the Preamble.

“Coach Mezzanine Loan” has the meaning set forth in the Operating Agreement.

“Coach Mortgage Loan” has the meaning set forth in the Operating Agreement.

“Coach Overhead Cap” has the meaning set forth in Section 10.05.

“Coach Overhead Costs” has the meaning set forth in Section 10.05.

“Coach Reserved Parking Spaces” means the fifteen (15) parking spaces in the Parking Unit reserved for use by the Coach Member and its Affiliates and its and their respective Permitted Users (as defined in the Condominium Declaration) at the then current rates for parking spaces in the Parking Unit, which parking spaces are intended to be provided exclusively on a valet basis and shall not consist of any specific parking spaces in any specific location within the Parking Unit.

“Coach Shared Building Systems and Areas” means the heating, ventilating, air conditioning, electrical, communications, plumbing, loading dock, freight, mechanical and fire protection systems, including the fixtures, equipment and areas with respect thereto, which are to be shared by the Coach Unit and the Additional Office Units in accordance with the terms of the Condominium Declaration, together with any other areas and Facilities in the Building, including, without limitation, the risers, air shafts, elevator shafts, freight elevators, electrical and other utility closets, equipment rooms, bathrooms, fire doors and fire stairways, which contain (or in which are located) any such “shared” systems, fixtures, equipment or utilities pursuant to the Condominium Documents.

“Coach TCO Work” means all of the work, other than Developer TCO Work, that is necessary for a temporary certificate of occupancy to be obtained from the DOB for the Coach Areas pursuant to Section 645 of the New York City Charter DOB (or such other departmental office as shall be issuing certificates of occupancy), as set forth and identified as work to be performed by the Coach Member on Exhibit E attached hereto. For the avoidance of doubt, the Coach TCO Work constitutes Coach Finish Work.

“Coach Temporary Space” means temporary space to which the Coach Member (or its Affiliates) relocates that is reasonably comparable to the Coach Leased Premises, and, if available within a ten (10) block radius of the Coach Leased Premises, located within such ten (10) block radius.

“Coach Total Development Costs” means, subject to the applicable provisions of Section 10.01, the total amount of the following: (a) the Coach Fixed Land Cost; plus (b) the total amount of (i) one hundred percent (100%) of Project Costs which are properly allocated solely to the Coach Unit in accordance with the Cost Allocation Methodology and this Agreement, (ii) Coach’s Allocable Share of all other Project Costs which are properly allocated, in part, to the Coach Member in accordance with the Cost Allocation Methodology and this Agreement, which Project Costs shall include the Coach Overhead Costs (subject to the Coach Overhead Cap), and (iii) Coach’s Allocable Share of transfer taxes, if and to the extent applicable, on the Coach Fixed Land Cost (other than the portion of the Coach Fixed Land Cost payable at Closing in connection with the transfer of fee title to the Coach Unit, based on the Option Price (as defined in the Building C Lease) therefor, it being agreed that all transfer taxes, if any, payable with respect to such portion of the Coach Fixed Land Cost shall be paid by the Coach Member in accordance with Section 3.8(j)(ii) of the Operating Agreement); plus (c) the Development Fee; plus (d) without duplication, the Coach Contingency if and to the extent expended in accordance with the provisions of this Agreement on Project Costs which are otherwise described in clause (b) above and are properly allocated to the Coach Unit in accordance with the Cost Allocation Methodology and this Agreement. The Coach Total Development Costs shall be increased or decreased, and shall be subject to the Coach Costs Cap, as provided and in accordance with the applicable provisions of this Agreement. For the avoidance of doubt, except to the extent included in Coach Fixed Land Cost, Coach Total Development Costs shall not include the payment of any costs associated with acquiring fee title of the Coach Unit from the MTA, any rental or other amounts that may be payable under the Building C Lease or any costs of constructing the Podium, which such costs and other amounts shall be the responsibility of Developer or the Fund Member and are guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty.

“Coach Unit” means “Office Unit 1” as defined in the Condominium Declaration, consisting inter alia of floors 6 through 20 of the Building and related improvements and Facilities, as described in the Condominium Declaration and as shown on the Condominium Plans, and which shall be deemed to contain 737,774 rentable square feet in the aggregate based on the Plans on the date hereof (subject to re-measurement pursuant to Section 16.02), together with any portion of the Coach Expansion Premises with respect to which the Coach Expansion Right is exercised for purposes of this Agreement (including for purposes of applying the Cost Allocation Methodology).

“Coach Unit Loan” means, collectively, the Coach Mortgage Loan and the Coach Mezzanine Loan.

“Coach Warranty” has the meaning set forth in Section 9.04(a).

“Coach Work Delay” has the meaning set forth in Section 8.04(b).

“Coach’s Allocable Share” means, with respect to any Project Costs, the share of Project Costs properly allocated to the Coach Unit in accordance with the Cost Allocation Methodology and this Agreement.

“Coach’s Architect” means Studios Architecture, or any successor architectural firm designated by the Coach Member.

“Coach’s Consultant(s)” means any or all of the architects (other than Coach’s Architect), engineers, consultants or advisors, or any of their respective subconsultants, engaged by or on behalf of the Coach Member with respect to the Project, as applicable in context, including, without limitation, Gardiner & Theobald, Inc.

“Common Elements” means the “Common Elements” as defined in the Condominium Declaration.

“Completion Deposits” means any and all amounts required to be deposited with the Construction Lender from time to time pursuant to the Loan Documents in order for the Construction Loan to be “in balance”. Each of the Completion Deposits is referred to herein as a “Completion Deposit”.

“Condominium” means the condominium to be created for the Land and Building pursuant to the Condominium Documents.

“Condominium Board” means the board of managers or other governing board of the Condominium elected or designated by the Unit Owners in accordance with the provisions of the Condominium By-Laws.

“Condominium By-Laws” means the “By-Laws” as defined in the Condominium Declaration.

“Condominium Declaration” has the meaning set forth in the Operating Agreement.

“Condominium Documents” means, collectively, the Condominium Declaration, the Condominium By-Laws and the Condominium Plans.

“Condominium Plans” means the “Floor Plans” as defined in the Condominium Declaration, as the same may be modified from time to time in accordance with the terms hereof and of the Operating Agreement.

“Condominium Warranty” has the meaning set forth in Section 9.04(a).

“Construction Lender” means, collectively, the Third Party Lender and the Coach Lender.

“Construction Loan” means, collectively, the Third Party Loan and the Coach Unit Loan.

“Construction Loan Agreement” means, collectively, (a) that certain Building Loan and Security Agreement and that certain Project Loan and Security Agreement, each dated as of the date hereof, by and among the Construction Lender and Legacy Tenant, and (b) that certain Mezzanine Loan and Security Agreement, dated as of the date hereof, by and among the Construction Lender and Legacy Mezzanine.

“Construction Loan Funding Phase” has the meaning set forth in Section 10.01(h).

“Construction Management Agreement” means that certain Construction Contract dated as of February 21, 2013, between Executive Construction Manager, as agent for Developer, and Construction Manager, relating to the performance of the Developer Work and Base Building Work, as the same may be amended or replaced from time to time with the approval of the Coach Member as and to the extent provided in Section 3.01(c).

“Construction Manager” means Tutor Perini Building Corp., or another construction contractor selected by Developer and approved by the Coach Member as and to the extent provided in Section 3.01(c).

“Construction Objection Notice” has the meaning set forth in Section 9.01(a).

“Consultant” means any or all of Coach’s Consultants or Developer’s Consultants, as applicable in context.

“Contractor Warranty” has the meaning set forth in Section 9.04(a).

“Control” means the possession, directly or indirectly, of the power to direct (or cause the direction of) the management and policies of a Person, whether through the ownership of voting securities or other ownership interest, by contract or otherwise; provided, that the fact that such power may be subject to certain approval or veto rights in favor of one or more other Persons shall not ipso facto be deemed to mean that the Person possessing such power lacks Control of the Person in question for purposes hereof. “Controlled” and “Controlling” each have the meanings correlative thereto.

“Cost Allocation Methodology” means the methodology for allocating Project Costs approved by the parties and attached hereto as Exhibit F. The Cost Allocation Methodology allocates all items of Project Costs between the Coach Unit and all other Units, as set forth therein. The parties hereto have approved the Cost Allocation Methodology.

“Defective Work” has the meaning set forth in Section 9.04(a).

“Delivery Condition” means the condition of a Block or other Major Milestone Event which meets the applicable standards set forth in Exhibit G attached hereto.

“Design Consultants” has the meaning set forth in Section 3.01(a).

“Destination Retail Access Unit” means the “Destination Retail Access Unit” as defined in the Condominium Declaration and as shown on the Condominium Plans.

“Developer” has the meaning set forth in the Preamble.

“Developer Default” means any failure or breach by Developer, beyond any applicable notice and cure periods (if any), in fulfilling or complying with Developer’s obligations under this Agreement.

“Developer Finish Work” means that portion of the Coach Finish Work, if any, to be performed by Developer at the Coach Member’s request following the date hereof and at the Coach Member’s sole cost and expense, which cost and expense is in addition to and not included in the Coach Total Development Costs.

“Developer Indemnitees” means Developer, the Fund Member, the Related/Oxford Guarantor, the Third Party Lender, and all Affiliates of Developer and the Related/Oxford Guarantor, Developer’s Consultants and the Project Architect, and the respective directors, officers, shareholders, principals, partners, members, managers, agents and employees of the foregoing, and their respective successors and assigns; and the term “Developer Indemnitee” means any one of the Developer Indemnitees, as the context requires.

“Developer TCO Work” means all Developer Work and Base Building Work necessary for a temporary certificate of occupancy to be obtained from the DOB for the Coach Areas pursuant to Section 645 of the New York City Charter DOB (or such other departmental office as shall be issuing certificates of occupancy), as set forth and identified as work to be performed by Related or Developer on Exhibit E attached hereto.

“Developer Violations” means all Violations noticed or filed against the Coach Unit, or, to the extent affecting Coach’s use or occupancy of the Coach Unit, any Common Elements (other than any Office Unit 3 Exclusive Use Common Elements (as defined in the Condominium Declaration)), or any portion thereof (or, prior to the creation of the Condominium, the portions of the Building that will constitute the Coach Unit or any such Common Elements), other than any Violations resulting from Coach Finish Work or otherwise arising from any act or wrongful omission (i.e., where there is an obligation to affirmatively act) of the Coach Member, Coach’s Architect or any of Coach’s Consultants.

“Developer Work” means the completion of the following, in each case as shown on the Plans: (a) the core and shell of the Building, including, without limitation, the foundation and entire exterior envelope (including, without limitation, the curtain wall, windows and roofs (whether setback or otherwise)) of the Building, the Coach Atrium, and the entire superstructure (including, without limitation, the foundations, columns, girders, beams, supports, all support and other features necessary for the installation of raised flooring, and concrete floor slabs) of the Building, including, without limitation, with respect to Office Unit 2A and Office Unit 2B in accordance with the specifications required by the Coach Member as shown on the Plans (and the parties agree that no portion of the incremental costs of so constructing Office Unit 2A and Office Unit 2B over the Base Building standard specifications shall be allocated to the Coach Member or included in Coach Total Development Costs); (b) all Common Elements (but excluding the Office Unit 3 Exclusive Use Common Elements (as defined in the Condominium Declaration)); (c) the Coach Exclusive Systems and the Coach Shared Building Systems and Areas (i.e., all Building systems other than those Building systems which are exclusive to the Additional Office Units); (d) the Coach Areas; (e) the core bathrooms within the Coach Unit and within Office Unit 2A and Office Unit 2B (and the parties agree that no portion of the incremental costs of so constructing the core bathrooms in Office Unit 2A and Office Unit 2B over the Base Building standard specifications shall be allocated to the Coach Member or included in Coach Total Development Costs; provided, that the excess of the actual costs of completing the interior finishes thereof over the allowance therefor contained in the Budget shall be allocated to the Coach Member and included in Coach Total Development Costs); (f) all sidewalks, including paving, surrounding the Building; (g) the Podium; (h) the Landscaping; (i) the Base Building Lighting; (j) the Loading Dock Unit; (k) the Parking Unit; (l) the Developer TCO Work; and (m) all entrances and points of ingress to and egress from the Building. For the avoidance of doubt, the Developer Work shall not include any Finish Work (including any Additional Developer Work).

“Developer’s Consultant(s)” means any or all of the architects, engineers, consultants or advisors (other than the Executive Construction Manager, the Construction Manager and the Project Architect) engaged by or on behalf of Legacy Tenant or Developer, as agent for Legacy Tenant (including by Executive Construction Manager, as agent for Developer), with respect to the design and construction of the Developer Work and the Base Building Work, as applicable in context.

“Development Fee” has the meaning set forth in Section 2.04(a).

“DOB” means the New York City Department of Buildings or any successor agency responsible for conducting inspections and issuing building permits, certificates of occupancy or elevator or other like permits or certificates.

“Draw Request” means, as the context requires (a) a requisition made by a Member or Developer (on behalf of a Member) to the Members of the Building C JV for a capital contribution by such Member(s) to the Building C JV to fund Project Costs pursuant to and in accordance with the terms of the Operating Agreement, and (b) a requisition to fund Project Costs submitted by (i) Legacy Tenant or Developer (on behalf of Legacy Tenant) requesting an advance of Mortgage Loan from the Mortgage Lender or (i) Legacy Mezzanine or Developer (on behalf of Legacy Mezzanine) requesting an advance of the Mezzanine Loan from the Mezzanine Lender, in each case which complies with the applicable provisions of this Agreement, the Operating Agreement and the applicable Loan Documents.

“Encumbrance” means a mortgage, security agreement, security interest, lien, levy, lease, pledge, hypothecation, charge, claim, license, judgment, covenant, easement, or any other encumbrance or restriction of any and every kind whatsoever.

“Environmental Laws” means, collectively, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), and any federal, state of local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic, radioactive, biohazardous or dangerous waste, substance or materials, including any regulations adopted and publications promulgated with respect thereto.

“ERY” has the meaning set forth in the Recitals.

“Exceptions Notice” has the meaning set forth in Section 9.02(c).

“Excess Cost” has the meaning set forth in Section 10.02(a).

“Executive Construction Manager” means Hudson Yards Construction LLC, a Delaware limited liability company, or another construction management firm selected by Developer to act in such capacity as agent for Developer and approved by the Coach Member as and to the extent provided in Section 3.01(b).

“Executive Construction Management Agreement” means that certain Amended and Restated Executive Construction Management Agreement, dated as the date hereof, between Developer, as agent for Legacy Tenant, and Executive Construction Manager, relating to the performance of the Developer Work and the Base Building Work, as the same may be amended or replaced from time to time with the approval of the Coach Member as and to the extent provided in Section 3.01(b).

“Exhibits” means the exhibits attached to this Agreement (or subsequently incorporated herein through amendments hereto), as the same may be amended from time to time.

“Existing Contractors/Consultants” means the contractors, subcontractors, consultants, advisors and suppliers which perform work or provide materials in connection with the Developer Work or the cost of which is otherwise included in the Coach Total Development Costs (as and to the extent provided in the Cost Allocation Methodology). The Existing Contractors/Consultants as of the date hereof are listed on Exhibit H attached hereto.

“Facilities” has the meaning set forth in the Condominium Declaration.

“FAR” means “floor area ratio” as such term is defined in and construed pursuant to the Zoning Resolution.

“Field Changes” means changes necessitated by unforeseen job conditions in the field which are customarily resolved by architects and construction managers and which have no material design ramifications.

“Field Office” means that certain office of Developer for the Project located at 511 West 33rd Street in New York, New York.

“Final Completion” means the stage in the development of the Project when all of the following have occurred:

(a)          Substantial Completion;

(b)          the completion of all Punch List Work in accordance with the Plans and all applicable Laws;

(c)          the completion of the Base Building Lighting in accordance with the Plans and all applicable Laws;

(d)          the commissioning of Coach Exclusive Systems and Coach Shared Building Systems and Areas or other Building systems shared by the Coach Unit and any other Unit (i.e., Building systems that are not exclusive to the Additional Office Units);

(e)          completing and permanently opening the Parking Unit for continuous use by the Coach Member and the general public with parking capacity for not less than 200 vehicles not less than, including the Coach Reserved Parking Spaces;

(f)          the Executive Construction Manager, the Construction Manager, the Project Architect and the major Developer’s Consultants, and all direct “hard cost” contractors and subcontractors retained or contracted in connection with the Developer Work or work in and to the Coach Unit (other than Coach Finish Work) have all delivered waivers of liens and claims for all work performed to the date of Final Completion (or, if not, Developer shall provide evidence of the bonding of any such lien(s) or the provisions of other security (reasonably satisfactory to the Coach Member) sufficient to discharge any such liens); and

(g)          Developer assigns or causes to be assigned (y) to the Coach Member all Coach Warranties (to the extent not previously assigned to the Coach Member), and (z) to the Condominium Board all Condominium Warranties (to the extent not previously assigned to the Condominium Board or to the extent relating to portions of the Project not constituting Developer Work which are not yet complete, which Condominium Warranties shall be assigned to the Condominium Board when the applicable work is complete).

“Finish Work” means the installations, furnishing, fixtures, finishes, equipment, fitting-out and other improvements, if any, to be developed and constructed from time to time by or on behalf of a Member and its contractors (as opposed to Developer on behalf of Legacy Tenant) within any Unit owned (directly or beneficially through Legacy Tenant) in order to ready the same for use and occupancy by such Member or any tenant of such Unit.

“Floor Area” has the meaning ascribed thereto in Section 12-10 of the Zoning Resolution and shall be measured in accordance with the standards set forth in the Zoning Resolution (notwithstanding that the Building may be exempt from application of the Zoning Resolution under Public Authorities Law Section 1266(8)).

“Force Majeure” means any failure of or delay in the availability of any public utility; any City-wide strikes or labor disputes; any unusual delays or shortages encountered in transportation, fuel, material or labor supplies; casualties; earthquake, hurricane, flood, tidal wave or other severe weather events and other acts of God; acts of the public enemy or of war or terrorism; governmental embargo restrictions; injunctions; other acts or occurrences beyond the reasonable control of a party; provided, that (a) any of the foregoing events or occurrences shall not be a Force Majeure event if caused by the party claiming Force Majeure, (b) in each case, Developer (if it is the party claiming Force Majeure) shall have given the Coach Member written notice of any such claim on or prior to the date which is the earlier to occur of (y) five (5) Business Days after the cessation of such Force Majeure event and (z) ten (10) Business Days after Legacy Tenant, Developer or any Affiliate of either has knowledge of the existence of the Force Majeure event, and (c) in each case, Developer (if it is the party claiming Force Majeure) shall use its Best Efforts to minimize the delay occasioned thereby. In no event shall a Force Majeure event result from (or be deemed to have occurred as a result of) any failure or inability to fund, or any delay in funding, any construction or other work (including, without limitation, any failure to fund, or delay in funding of, any proceeds of the Third Party Mortgage Loan or the Third Party Mezzanine Loan by the Third Party Lender).

“Forty-Seventh Floor Curtain Wall Adjustment” means the adjustment to the exterior glass curtain wall on the 47th Floor of the Building facing north depicted on Exhibit J attached hereto in order to accommodate the “Core Wall Installation” (as defined in the Condominium Declaration).

“Fund Member” has the meaning set forth in the Recitals.

“Fund Member Units” means, collectively, the Additional Office Units, the Retail Unit, the Parking Unit, the Loading Dock Unit, the Ancillary Unit and the Destination Retail Access Unit (i.e., all Units in the Condominium other than the Coach Unit).

“Government Entity” means the United States of America; the State of New York; the City; any other political subdivision of any of the foregoing; and any agency, authority, department, court, commission or other legal entity of any of the foregoing.

“Hazardous Material(s)” means materials, substances, fluids, chemicals, gases, or other compounds the presence, use, storage, emission, drainage, leakage, effusion, modification or disposition of which is prohibited by Law or is subject by Law to specific procedures, controls, or restrictions, or which are otherwise deemed toxic, poisonous or unsafe; and shall include asbestos, lead paint and PCB’s.

“IDA Documents” has the meaning set forth in the Operating Agreement.

“Interest Rate” means, with respect to any amount advanced or contributed, interest at the rate per annum equal to the sum of (a) the LIBOR Rate (as defined in the Construction Loan Agreement) then in effect (taking into account any interest rate cap or hedging agreements with respect thereto) plus (b) seven hundred and fifty (750) basis points (7.50%) plus (c) for purposes of Section 10.02, an additional five hundred (500) basis points (5.00%).

“KPF” means Kohn Pederson Fox Associates PC.

“Land” has the meaning set forth in the Recitals.

“Landscaping” means, collectively, (a) the landscaping and hardscaping on top of the Podium in the area from the Building to the eastern edge of the Cultural Facility Area (as defined in the Master Ground Lease), including that portion of the 30th Street landscaping located southeast of the Building, (b) the landscaping or streetscaping with respect to the plaza in front of 10th Avenue, the 30th Street sidewalk area, and (c) if Tower D is not under construction when the Coach Member takes occupancy of the Coach Unit, the temporary landscaping in the Tower D area, each as shown on the plan attached hereto as Exhibit I.

“Law” or “Laws” means any law, rule, regulation, order, statute, ordinance, resolution, regulation, code, decree, judgment, injunction, mandate or other legally binding requirement of any Government Entity.

“LEED” means Leadership in Energy and Environmental Design.

“Legacy Mezzanine” means Hudson Yards Mezzanine LLC, a Delaware limited liability company, a direct subsidiary of the Building C JV and the sole member of Legacy Tenant.

“Legacy Tenant” has the meaning set forth in the Recitals.

“Legal Proceeding” means an action, litigation, arbitration, administrative proceeding and other legal or equitable proceeding of any kind.

“Loading Dock Unit” means the “Loading Dock Unit” as defined in the Condominium Declaration and as shown on the Condominium Plans.

“Loan Documents” has the meaning set forth in the Operating Agreement.

“Major Milestone Event” has the meaning set forth in Section 6.02(a).

“Major Milestone Outside Date” has the meaning set forth in Section 6.02(a).

“Master Ground Lease” has the meaning set forth in the Recitals.

“Master Ground Lease Property” has the meaning set forth in the Recitals.

“Master Tenant” has the meaning set forth in the Recitals.

“Material Litigation” has the meaning ascribed thereto in the Operating Agreement.

“Maximum Change Cost” has the meaning set forth in Section 3.07(c).

“Members” means, collectively, the Coach Member and the Fund Member, the Members of the Building C JV. Each of the Members is referred to herein as a “Member”.

“Mezzanine Loan” has the meaning set forth in the Operating Agreement.

“Mortgage Loan” has the meaning set forth in the Operating Agreement.

“MTA” has the meaning set forth in the Recitals.

“MTA Parties” means, collectively, the MTA and The Long Island Railroad Company.

“MTA Project Documents” has the meaning set forth in the Operating Agreement.

“Net Increased Cost or Savings” has the meaning set forth in Section 3.07(c).

“Notice” has the meaning set forth in Section 18.01(a).

“Office Units” means, collectively, the Coach Unit and the Additional Office Units.

“Operating Agreement” has the meaning set forth in the Recitals.

“OSCR” has the meaning set forth in Section 3.06.

“OSCR Response Statement of Changes” has the meaning set forth in Section 3.07(c).

“Oxford” means Oxford Hudson Yards LLC, a Delaware limited liability company, together with its successors and assigns.

“Oxford Guarantor” means OP USA Debt Holdings Limited Partnership, an Ontario limited partnership, an Affiliate of Oxford, together with its permitted successors and assigns.

“Parking Unit” means the “Parking Unit” as defined in the Condominium Declaration and as shown on the Condominium Plans, which is intended to be operated exclusively on a valet basis.

“Permitted Encumbrances” has the meaning ascribed thereto in the Operating Agreement.

“Person” means an individual person, a corporation, partnership, trust, joint venture, limited liability company, proprietorship, estate, association, land trust, other trust, Government Entity or other incorporated or unincorporated enterprise, entity or organization of any kind.

“Plan Revision Cost” has the meaning set forth in Section 3.07(c).

“Plans” means the construction plans and specifications for the Base Building listed on Exhibit K-1 attached hereto, as the same may be amended from time to time in accordance with and subject to the provisions of this Agreement, through addenda, bulletins, change orders, Field Changes or other modifications (and as to change orders and Field Changes, whether or not incorporated in the Plans). Developer and the Coach Member have approved the Plans listed on Exhibit K-1 attached hereto by initialing one or more sets of the Plans, except as described in the schedule of exceptions attached hereto as Exhibit K-2. The parties acknowledge that the Coach Expansion Premises shall, as part of Developer Work, be built-out to the same specifications as the Coach Unit and not in accordance with the specifications for the build-out of the other Fund Member Units.

“Podium” means that certain portion of the Building consisting of a podium to be constructed over the Land, extending from underneath the tower portion of the Building to the Western lot line of the Land, which will include inter alia (a) the Retail Unit, (b) the Loading Dock Unit, (c) the Parking Unit, (d) the Ancillary Unit, (e) the Destination Retail Access Unit, (f) the pad and foundations and entry for the improvements to be constructed as the Cultural Facility Component, (as defined in the Master Ground Lease), and (g) mechanical and other service spaces for the ERY, all as shown on the Plans.

“Preliminary Site Logistics Plan” has the meaning set forth in Section 8.03.

“Project” means the design, construction and development of the Base Building, including all Developer Work and Base Building Work.

“Project Architect” means KPF, the “core and shell” architect for the Developer Work and the Base Building Work, or another architect selected by the Building C JV or Developer, on behalf of Legacy Tenant, and reasonably approved by the Coach Member as provided in Section 3.01(a).

“Project Architect Agreement” means that certain Architectural Services Agreement, dated as of June 1, 2012, between Legacy Tenant (successor by assignment from Master Tenant) and KPF, as the same may be amended or replaced from time to time with the approval of the Coach Member as and to the extent provided in Section 3.01(a).

“Project Costs” means, generally, all hard and soft costs of designing, constructing and developing the Project. Project Costs shall be allocated between the Coach Unit and the Fund Member Units, as set forth in the Cost Allocation Methodology and the applicable provisions of this Agreement and the Operating Agreement.

“Project Labor Agreement” means that certain Project Labor Agreement Covering Specified Construction Work, effective as of January 16, 2013, between Executive Construction Manager and The Building and Construction Trades Council of Greater New York and Vicinity, as the same may be amended or replaced from time to time in accordance with the terms hereof.

“Property” means the Land and Building (whether or not submitted to a condominium regime).

“Proposed Punch List” has the meaning set forth in Section 9.02(b).

“Punch List” has the meaning set forth in Section 9.02(c).

“Punch List Work” has the meaning set forth in Section 9.02(c).

“Punch List Work Completion Dates” has the meaning set forth in Section 9.02(b).

“Related” means The Related Companies, L.P., a New York limited partnership, together with its successors and assigns.

“Related Affiliate” means any Person (a) over which any Related Control Person exercises day-to-day operational and managerial control as a managing member or otherwise, and (b) of which one or more Related Beneficial Owners collectively own, directly or indirectly, at least two percent (2%) of the economic interests; provided, that the aggregate equity investment of such Related Control Persons with respect to both the ERY and the Western Rail Yard Section of the John D. Caemmerer West Side Yard shall not be required to exceed $100,000,000.00.

“Related Beneficial Owner” means any of Stephen M. Ross or Jeff T. Blau or Bruce A. Beal, Jr., and their respective spouses, descendants, heirs, legatees and devisees, and any trust created for the benefit of any of such persons.

“Related Control Person” means any of Stephen M. Ross or Jeff T. Blau or Bruce A. Beal, Jr.

“Related/Oxford Guarantor” means, collectively, and jointly and severally, Related and Oxford Guarantor, together with their respective permitted successors and assigns.

“Related/Oxford Guaranty” means that certain Guaranty Agreement, dated as of the date hereof, made by the Related/Oxford Guarantor in favor of the Coach Member.

“Required Podium Infrastructure” means, collectively, all of the items allocated to “Podium Infrastructure” in the Budget, including (a) the Parking Component (as defined in the Master Lease); (b) the Loading Dock Unit; (c) the Ancillary Unit, (d) the foundations of the Building; (e) the pad and foundations and entry for the improvements to be constructed as the Cultural Facility Component; (f) the physical work performed on the High Line in order to satisfy the Building’s open space requirements under applicable zoning Laws and requirements; (g) the Destination Retail Access Unit, as well as caissons and other support structure for the retail structure to be built on the north side of the Building; (h) landscaping and hardscaping of the Podium; (i) excavation and other early work for the construction of residential Tower D at 30th Street and 11th Avenue; (j) MTA Force Account oversight of construction of the Building; and (k) demolition of the Metals Purchasing Building (as defined in the Master Ground Lease).

“Retail Unit” means the “Retail Unit” as defined in the Condominium Declaration and as shown on the Condominium Plans.

“Schedule” means the schedule for the development and construction of the Project attached hereto as Exhibit L, and any modifications thereto which shall be subject to the approval of the Coach Member as and to the extent herein provided.

“Shop Drawings, Product Data and Samples” means (a) drawings, diagrams, schedules and other data to illustrate some portion of the construction work, (b) illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information to illustrate materials or equipment for some portion of the construction work, and (c) physical examples which illustrate materials, equipment or workmanship and establish standards by which the construction work will be evaluated, all as the same relate to construction of Developer Work or the Coach Approval Areas or which illustrate work the cost of which (or any portion of the cost of which) will be included in the Coach Total Development Costs.

“Signage Guidelines” means the plans, specifications and guidelines for signs to be affixed to the Building exterior or the Podium exterior, including any retail storefronts, and any amendments or additions to any such plans, specifications or guidelines, which are prepared by or on behalf of Developer and approved by the Coach Member as and to the extent provided in Section 3.04(a)(xiv).

“Signage Plan” means the Signage Plan designating the location, approximate size and user for various signs to be affixed to the Building exterior (including the Podium exterior), and any amendments or additions thereto which are prepared by or on behalf of Developer and approved by the Coach Member as and to the extent provided in Section 3.04(a)(xiv). The parties have approved the Signage Plan attached hereto as Exhibit M.

“Site Logistics Procedures” has the meaning set forth in Section 8.03.

“Statement of Changes” has the meaning set forth in Section 3.07(c).

“Substantial Completion” means the stage in the development of the Project when all of the following have occurred:

(a)          all Developer Work (other than any Base Building Lighting that is not otherwise part of the Developer TCO Work) is substantially completed in accordance with the Plans, this Agreement and applicable Laws;

(b)          without limiting clause (a) above, the Coach Exclusive Systems and the Coach Shared Building Systems and Areas have been completed, in accordance with the Plans, this Agreement and applicable Laws to the extent required so that regular and permanent (i.e., not temporary) service is available, and all such systems have been tested (but not commissioned or signed-off), and are operational, except to the extent that completion and testing is dependent on performance of the Coach Finish Work;

(c)          the exterior envelope and curtain wall of the Building and the Coach Atrium (including the Coach Atrium wall, envelope and enclosures to the Coach Atrium) are complete and the Building is fully and permanently enclosed in a water and weather-tight manner and as shown on the Plans;

(d)          except as provided in Section 13.03 (and subject to the terms and conditions thereof), any hoists or tower cranes affixed to or penetrating the Coach Areas (or the façade surrounding the same) and any brackets relating to any such hoists or tower cranes shall have been removed, and any penetrations through the core of the Coach Areas (or the façade surrounding the same) resulting from any hoist or tower crane shall have been patched;

(e)          all Developer TCO Work shall have been completed and, subject to the completion of the Coach TCO Work where applicable, the DOB (or such other departmental office as shall be issuing certificates of occupancy) has issued a temporary certificate of occupancy for the Coach Areas pursuant to Section 645 of the New York City Charter;

(f)          removal of all construction trailers and sidewalk protection sheds surrounding the Building and completion of all permanent sidewalks surrounding and required in connection with the Building; provided, that if and the to the extent the DOB requires any such sidewalk protection shed(s) to be maintained, the maintenance of such sidewalk protection shed(s) shall not be deemed a failure to satisfy this condition (provided that Developer shall use reasonable efforts to configure or locate the same in an area or areas that minimize any disruption of access to and use and occupancy of the Coach Unit for the normal conduct of business in the ordinary course);

(g)          the roof and all setback areas, risers, load frames or support structures, closets and other infrastructure or areas (including risers from the Coach Areas to the roofs) necessary for the Coach Member to permanently and securely install its video, cable, telecommunications, satellite, microwave and other devices or technology shown on the Plans have been completed in accordance with the Plans, this Agreement and all applicable Laws; and elevator access to the Building roof is available as shown on the Plans to the extent required for the Coach Member to install all its roof-top installations;

(h)         all Coach Elevators and one Building elevator providing access to the roof (i) have been finished, tested and adjusted, (ii) are operational, and (iii) have been inspected and certified for use by the DOB;

(i)          the elevator frames and doors, and the hall call buttons and lighting and associated devices, are permanently installed in or for all Coach Elevators and one Building elevator providing access to the roof (unless such permanent installation is dependent on completion of Coach Finish Work which is not yet completed);

(j)          safe and continuous access is available to the Coach Areas through the Coach Lobby;

(k)         the Coach Areas and Common Elements (other than any Office Unit 3 Exclusive Use Common Elements) are cleared of any debris, construction materials or equipment, surplus materials, rubbish, rubble, tools, discarded equipment, spillage of solid or liquid waste (unless such debris or other items are present as a result of any Coach Finish Work);

(l)          completing and permanently providing access to the Coach Reserved Parking Spaces in the Parking Unit, for continuous use by the Coach Member;

(m)        completing the Landscaping;

(n)         payment in full has been made of all the hard and soft costs (including, without limitation, general conditions items) incurred in respect of Developer Work to the date covered by the most recently funded Draw Request, excepting (i) amounts retained by Legacy Tenant in accordance with the provisions of the Executive Construction Management Agreement, any agreement with the Project Architect or with any of the Existing Contractors/Consultants, or any future construction agreements approved by the Coach Member as and to the extent provided in this Agreement or the Operating Agreement, and the applicable Loan Documents; and (ii) claims that Developer is contesting in good faith and in a commercially reasonable manner and otherwise in accordance with the provisions of the applicable Loan Documents;

(o)         receipt by the Coach Member of waivers of liens and claims from all direct hard cost contractors and subcontractors performing work on or providing materials for Developer Work, all through the date of the most recently funded Draw Request under the Construction Loan (or, if any mechanic’s liens have been filed in respect of such work, then the receipt by the Coach Member of evidence of the posting of bonds or the provision of other security (reasonably satisfactory to the Coach Member) in respect of any such liens);

(p)          the removal of all Developer Violations, the completion of such Developer Work, and the receipt of such governmental or departmental sign-offs and approvals for Developer Work, all as are required to obtain a temporary certificate of occupancy for the Coach Areas that permits office use and any legal uses ancillary thereto (which shall include, as an accessory use (within the meaning of the Zoning Resolution) to the Coach Member’s office use (in a manner substantially the same as the Coach Member’s current accessory use at 516 West 34th Street, New York, New York), the assembly of the Coach Member products on-site, and the use of the Coach Member cafeteria and showrooms for employees and guests);

(q)          receipt by the Coach Member of a record of all applicable filings and periodic sign-offs with or from all municipal or governmental departments or offices with respect to Developer Work through the date which is no more than twenty (20) days prior to the Substantial Completion Date, including, without limitation, reports and results of all controlled inspections; and

(r)          receipt by the Coach Member of a certificate addressed to the Coach Member (the “Certificate of Substantial Completion”), signed by (i) Developer, in the form attached hereto as Exhibit N-1, (ii) the Project Architect, in the form attached hereto as Exhibit N-2, and (iii) Coach’s Architect, in the form attached hereto as Exhibit N-3, each delivered in accordance with the procedures set forth in Section 9.02.

“Substantial Completion Date” means the date on which Substantial Completion is achieved, as agreed to by Developer and the Coach Member or, in the absence of such agreement, as determined by Arbitration as provided herein.

“Third Party Lender” means Starwood Property Mortgage, L.L.C., in its capacity as a Construction Lender and its capacity as Administrative Agent on behalf of the Construction Lenders, together with its successors and permitted assigns in each such capacity.

“Third Party Lender Advance” means a funding of Third Party Loan proceeds by the Third Party Lender, in accordance with the provisions of (and as more fully described in) the applicable Loan Documents.

“Third Party Loan” means, collectively, the Third Party Mortgage Loan and the Third Party Mezzanine Loan.

“Third Party Mezzanine Loan” has the meaning set forth in the Operating Agreement.

“Third Party Mortgage Loan” has the meaning set forth in the Operating Agreement.

“Title Company” has the meaning set forth in the Operating Agreement.

“Total Coach Change Cost” has the meaning set forth in Section 3.07(c).

“Tower D” means the residential condominium building intended to be constructed at the northeast corner of West 30th Street and 11th Avenue on the parcel of land adjacent to the Building.

“Unit Owner” means, with respect to the Coach Unit, the Coach Member, and with respect to each of the Fund Member Units, Legacy Tenant or the Fund Member, as applicable, or, after conveyance of a Unit by the Coach Member, Legacy Tenant or the Fund Member, the actual owner of such Unit.

“Units” means, collectively, the Coach Unit, the Additional Office Units, the Retail Unit, the Parking Unit, the Ancillary Unit, the Destination Retail Access Unit and the Loading Dock Unit. Each of the Units is referred to herein as a “Unit”.

“UTEP” has the meaning set forth in the Operating Agreement.

“Violations” means any notes or notices of any violation of law noted in or issued by any Government Entity against or with respect to the Building or any portion thereof.

“Work Dispute Arbiter” has the meaning set forth in Section 14.01(a).

“Zoning Resolution” means the Zoning Resolution of the City of New York, effective as of December 15, 1961, as amended from time to time.

Section 1.02         Rules of Construction. Wherever used in this Agreement:

(a)          the word “day” means a calendar day unless otherwise specified;

(b)          the word “party” means one or more of the signatories to this Agreement, as the context requires;

(c)          the word “notice” means a notice in writing, whether or not specifically so stated;

(d)          unless otherwise specifically provided herein to the contrary, all consents and approvals to be granted hereunder shall, in order to be valid and recognized by the parties, be and be required to be in writing, whether or not specifically so stated;

(e)          “month” means a calendar month unless otherwise specified;

(f)            the word “amended” means “amended, modified, extended, renewed, changed or otherwise revised”; and the word “amendment” means “amendment, modification, extension, change, renewal or other revision”;

(g)           the phrase “subject to the terms of this Agreement” means “upon and subject to all terms, covenants, conditions and provisions of this Agreement”;

(h)          the word “or” is not exclusive and the word “including” is not limiting; and

(i)           the word “delay” means a delay or interference to a particular schedule which (i) will require more than a minimal rearrangement of or delay in other activities or commitments by the affected party; (ii) was not caused by action or inaction of the affected party; and (iii) is the sole cause of the rearrangement of or delay in other activities or commitments by the affected party.

ARTICLE 2.
DEVELOPER’S RESPONSIBILITIES; DEVELOPMENT FEE

Section 2.01         Retention of Developer. The Coach Member hereby retains Developer to act as the Coach Member’s developer in connection with the Developer Work and to provide the services hereinafter set forth. Developer hereby accepts the undertakings and obligations set forth in this Agreement with respect to the performance of the Developer Work and, as applicable, the Base Building Work. Developer shall act in good faith, shall use reasonable efforts and diligence and shall do all things necessary to perform its obligations and services under this Agreement.

Section 2.02         Developer’s Responsibilities. Developer shall: (i) use all commercially reasonable efforts and diligence to coordinate, supervise and facilitate such services as may be necessary to implement the pre-development, development, design, construction and completion of the Developer Work and Base Building Work in accordance with this Agreement, the Plans, the Budget and the Schedule, and (ii) provide consultation, advice and assistance to the Coach Member concerning all matters with respect to the development of the Project and the performance of the Coach Finish Work. Developer shall supply the personnel necessary to perform its responsibilities under this Agreement, and all such persons shall be employees of Developer or an Affiliate of Developer and shall not be, or be deemed to be, employees of the Coach Member or the Building C JV or any of its direct or indirect subsidiaries. Developer’s obligations under this Agreement shall include, but shall not be limited to, the following:

(a)          Developer shall, as agent for Legacy Tenant: (i) employ or continue to employ the Executive Construction Manager pursuant to the Executive Construction Management Agreement; (ii) employ or continue to employ the Project Architect pursuant to the Project Architect Agreement; (iii) cause the Executive Construction Manager, as agent for Developer, to employ or continue to employ the Construction Manager pursuant to the Construction Management Agreement; (iv) cause the Executive Construction Manager, as agent for Developer, to employ or continue to employ the Existing Consultants/Contractors pursuant to their respective applicable agreements; and (v) enforce, and cause Executive Construction Manager to enforce, its respective rights and remedies (as appropriate) under any such agreements, to the extent commercially reasonable to do so;

(b)          Developer, as agent for Legacy Tenant, shall or shall cause Executive Construction Manager as agent for Developer to (i) retain such additional Persons (in addition to the Existing Consultants/Contractors), and (ii) subject to the applicable terms and conditions of this Agreement, make such purchases of materials, equipment and supplies, as shall be necessary or appropriate to design, construct and complete the Developer Work and to achieve Final Completion, and (iii) enforce its (or their) rights and remedies (as appropriate) under any agreements with any such Persons, to the extent commercially reasonable to do so;

(c)          Developer, as agent for Legacy Tenant, shall or shall cause Executive Construction Manager as agent for Developer to comply with its respective material obligations under any contracts, letter agreements or purchase orders or other agreements it enters into (or has entered into) in connection with the construction of the Project; provided, that this Section 2.02(c) shall not preclude Developer from terminating the Construction Management Agreement or the Project Architect Agreement or any agreement with any of the Existing Contractors/Consultants or any future contracts or purchase orders entered into by Developer or Executive Construction Manager, in the event of a breach thereof by the Construction Manager or by any such other Person or counter-party, nor shall it preclude the Executive Construction Manager from terminating any contract or canceling any purchase order it enters into in connection with the Project in the event of a breach by the applicable contractor, consultant or materialman;

(d)          Developer shall oversee, manage and coordinate the development of the Project, so as to, without limiting the foregoing: (i) cause the Developer Work to be completed and Substantial Completion to be achieved, and cause completion of all Punch List Work to be achieved, and cause Final Completion to be achieved, in each case, in accordance with the Budget, the Plans, the Schedule, the applicable Loan Documents, this Agreement, and all applicable Laws, free from fault or defect, on a lien-free basis (subject only to Permitted Encumbrances), in a good and workman-like manner and incorporating only new materials and equipment, and by means and methods complying with all applicable Laws and insurance requirements; (ii) apply for and obtain (or cause to be applied for and obtained) all building and other permits required for the Project, as and when required in accordance with the Schedule, including all certificates of occupancy to be obtained by Developer as required herein; (iii) manage and oversee the performance by (and enforce and pursue claims against, as appropriate and where reasonable to do so) the Executive Construction Manager, the Project Architect, the Construction Manager, and all Developer’s Consultants, contractors, subcontractors and vendors involved in the Project (except for any of the foregoing retained by any Member in connection with the performance of any Finish Work for such Member); and (iv) cause the entire Building to be completed in accordance with a first-class standard;

(e)          To the extent provided in Section 9.04 or Section 9.05, Developer shall cause to be completed, repaired, replaced, rebuilt or corrected all items of Developer Work and all items of work the cost of which (or any portion of the cost of which) is included in the Coach Total Development Costs and which are incorrect, defective, incomplete, omitted, or not otherwise in compliance with the Plans (in the event of a dispute as to whether any such item of work is incorrect, defective, incomplete, omitted, or not otherwise in compliance with the Plans, the Project Architect and Coach’s Architect will consult and meet at least twice in an effort to resolve any such dispute within ten (10) Business Days of notice of such dispute being given by one party to the other and, if the Project Architect and Coach’s Architect are unable to resolve any such dispute within such ten (10) Business Day period, then either the Coach Member or Developer may submit the matters still in dispute to Arbitration, to be resolved in accordance with the provisions of Article 14 by the Work Dispute Arbiter);

(f)          Developer shall, or shall cause the Executive Construction Manager or the applicable contractor to, remove or bond or satisfy all mechanic’s or materialmen’s liens filed (including after the Closing) against the Coach Areas or the Property (or any portion thereof) resulting from any work performed by or on behalf of Developer, Legacy Tenant or the Executive Construction Manager, in each case within forty-five (45) days of receipt by Developer (or Legacy Tenant or the Executive Construction Manager) of copies of any such lien (and shall cause the Title Company to insure over such lien(s), if permitted by the Construction Lender in order to have a Draw Request funded); and Developer shall cure and remove of record (or cause to be cured and removed of record) all Developer Violations, within forty-five (45) days of receipt of copies of any such Developer Violation or as soon thereafter as is practicable;

(g)          Developer shall propose cost efficiencies whenever practicable;

(h)          Developer shall, or shall cause the Executive Construction Manager to, coordinate the safe and efficient performance, by all Unit Owners, of any Finish Work to be performed in the Building (in a non-discriminatory manner and otherwise as required herein and in the Site Logistics Procedures), and shall coordinate the safe and efficient performance and completion of any Base Building Work with any Finish Work being performed (likewise in a non-discriminatory manner but in a manner so as not to impede the completion of the Base Building, and otherwise as required herein and in the Site Logistics Procedures) which coordination, from and after the recordation of the Condominium Declaration, shall also be subject to the applicable provisions of the Condominium Documents;

(i)          Developer shall, or shall cause the Executive Construction Manager to, be responsible for developing, with the approval of all requisite City departments, and implementing a site safety plan (including, without limitation, such netting and sidewalk sheds and other elements as required by Law);

(j)          Developer shall cause Legacy Tenant arrange for the testing, inspecting and commissioning of all facilities, systems and equipment that are part of Developer Work;

(k)          Within one hundred twenty (120) days of achieving Final Completion, Developer shall cause to be prepared and delivered to the Coach Member a complete set of final “as built” construction drawings with respect to the Developer Work;

(l)          Developer shall cause the Developer Work and the Base Building Work to be constructed so as to cause the Building to achieve, at a minimum, LEED Gold certification (for New Construction and Major Renovation) from the United States Green Building Council and shall use Best Efforts to obtain such certification; and

(m)          Developer shall perform all other obligations of Developer described elsewhere in this Agreement.

Section 2.03         Standard of Performance. Without limiting Developer’s obligations under this Agreement, Developer shall use its Best Efforts in the performance of its obligations under Section 2.01 and Section 2.02.

Section 2.04         Development Fee. (a) The Coach Total Development Costs shall include a development fee (the “Development Fee”) equal to the product of (i) Thirteen and No/100 Dollars ($13.00) multiplied by (ii) the total rentable square feet of the Coach Unit (which will include, for the avoidance of doubt, and without duplication, (A) the total rentable square feet of Office Unit 2A, if the Coach Expansion Right is exercised with respect to Office Unit 2A, or (B) the total rentable square feet of Office Unit 2A and Office Unit 2B, if the Coach Expansion Right is exercised with respect to Office Unit 2A and Office Unit 2B). The Development Fee may be subject to increase as provided in Section 3.06, if applicable.

*** Confidential Treatment Requested

(b)          The Development Fee shall be earned and payable as follows:

(i)          *** of the Development Fee will be earned on a percentage of completion basis, based on the percentage completion of the Developer Work until Substantial Completion, and shall be payable as follows:

(A)         a portion equal to the percentage completion of the Developer Work will be paid within ten (10) Business Days after the date on which both of the following have occurred: (A) the funding in full of the final Third Party Lender Advance; and (B) thereafter, the funding in full by the Fund Member of the Fund Member’s portion of the first Draw Request to be funded with equity funds from the Fund Member; and

(B)         the remaining portion will be paid on a monthly basis on a percentage completion basis of the Developer Work until Substantial Completion (thus leaving, based on the current Schedule, *** of the Development Fee unpaid at such time); and

(ii)         the remaining *** of the Development Fee will be earned and payable on the date on which the Coach Member first commences occupying the Coach Unit for the normal conduct of business in the ordinary course.

(c)          Developer shall submit to the Coach Member a request for payment of any installment of the Development Fee not less than ten (10) Business Days prior to the date on which payment is to be made, except if such installment of the Development Fee is to be funded, in whole or in part, from proceeds of the Coach Unit Loan, such submission shall be made no later than two (2) Business Days before the date the applicable request for disbursement of proceeds is made under the Coach Unit Loan. Each request for payment of any installment of the Development Fee shall include a breakdown in reasonable detail as to the calculation of the applicable portion of the Development Fee for which request is being made for payment and a certification from the Project Architect to Legacy Tenant setting forth, in reasonable detail, the percentage of completion of Developer Work, which percentage completion shall be subject to confirmation by Coach’s Consultants. If the Coach Member wishes to dispute the calculation of all or any portion of the Development Fee for which request is being made for payment (including, without limitation, the percentage of completion achieved), the Coach Member shall deliver notice to Developer. If the parties are unable to resolve such dispute within ten (10) Business Days after delivery of such notice, then either party may submit such dispute to Arbitration to be resolved in accordance with the provisions of Article 14. If the Coach Member shall deliver notice of dispute as aforesaid, then the Coach Member shall have no obligation to pay any portion of the Development Fee for which payment is being disputed until such dispute is resolved, except as otherwise agreed by the Coach Member and Developer while working in good faith to resolve such dispute.

*** Confidential Treatment Requested

(d)          In the event that this Agreement is terminated for any reason prior to the date on which the first installment of the Development Fee is paid, then a portion of the Development Fee equal to the percentage of the Developer Work completed as of the date of such termination (which portion shall be adjusted to offset any amounts owing from Developer, the Fund Member or the Related/Oxford Guarantor to the Coach Member in the case of any termination by reason of a Developer default) shall be paid to Developer within thirty (30) days of such termination.

(e)          The obligation of the Coach Member to pay the Development Fee pursuant to this Section 2.04 is guaranteed by the Coach Guarantor subject to and in accordance with the Coach Guaranty.

Section 2.05         Additional Development Fee; Additional Work Costs. (a) If, from and after the date of this Agreement, the Coach Member shall request that Developer perform, or cause to be performed, any Coach Finish Work (“Additional Developer Work”), and Developer elects to perform and performs, or causes to be performed, such Additional Developer Work, then (i) in addition to the Development Fee, in consideration for the performance of such Additional Developer Work, the Coach Member shall pay to Developer a fee (the “Additional Development Fee”) equal to *** of all so-called “hard” costs actually incurred by the Coach Member, or Developer on behalf of the Coach Member, in connection with the Additional Developer Work (without duplication of any amounts otherwise included in Coach Total Development Costs) (“Additional Developer Work Costs”), and (ii) the Additional Developer Work Costs and any actual Developer overhead costs associated with the performance by Developer of such Additional Developer Work (provided, that such overhead costs shall include only those costs of the type included herein as part of the Coach Overhead Costs, shall be without duplication of any amounts otherwise included in Coach Overhead Costs, and shall be reasonably agreed upon by and between the Coach Member and Developer prior to commencement of the Additional Developer Work) (the “Additional Overhead Costs”) shall be funded by the Coach Member or through the Coach Unit Loan as incurred by Developer. The Additional Development Fee, Additional Developer Work Costs and the Additional Overhead Costs shall be paid in addition to, and separately from, the Coach Total Development Costs and shall not be subject to the Coach Costs Cap.

(b)          The Additional Development Fee shall be payable as follows:

(i)          *** of the Additional Development Fee shall be paid promptly upon the commencement of the Additional Developer Work;

(ii)         *** of the Additional Development Fee will be paid monthly on a percentage of completion of the Additional Developer Work basis until the Additional Developer Work is completed; and

(iii)        the remaining *** of the Additional Development Fee will be earned and payable on the date on which the Coach Member first commences occupying the Coach Unit for the normal conduct of business in the ordinary course.

(c)          Developer shall submit to the Coach Member a request for payment of any installment of the Additional Development Fee, Additional Developer Work Costs and Additional Overhead Costs not less than ten (10) Business Days prior to the date on which payment is to be made, except if such installment is to be funded, in whole or in part, from proceeds of the Coach Unit Loan, such submission shall be made no later than two (2) Business Days before the date the applicable request for disbursement of proceeds is made under the Coach Unit Loan. Each request for payment of any installment of the Additional Development Fee shall include a breakdown in reasonable detail as to the calculation of the applicable portion of the Additional Development Fee for which request is being made for payment and a certification from the Project Architect to Legacy Tenant setting forth, in reasonable detail, the percentage of completion of the Additional Developer Work, which percentage completion shall be subject to confirmation by Coach’s Consultants. If the Coach Member wishes to dispute the calculation of all or any portion of the Additional Development Fee (including, without limitation, the percentage of completion achieved), or any Additional Developer Work Costs or Additional Overhead Costs, the Coach Member shall deliver written notice thereof to Developer within ten (10) Business Days of the date such request for payment is delivered to the Coach Member, which notice shall set forth, in reasonable detail, the basis for the Coach’s Member’s dispute. If the parties are unable to resolve such dispute within ten (10) Business Days after delivery of such notice, then either party may submit such dispute to Arbitration to be resolved in accordance with the provisions of Article 14. If the Coach Member shall deliver notice of dispute as aforesaid, then the Coach Member shall have no obligation to pay any portion of such Additional Developer Work Costs, Additional Overhead Costs or the Additional Development Fee for which payment is being disputed until such dispute is resolved, except as otherwise agreed by the Coach Member and Developer while working in good faith to resolve such dispute.

(d)          The obligation of the Coach Member to pay the Additional Development Fee, Additional Developer Work Costs and the Additional Overhead Costs pursuant to this Section 2.05 is guaranteed by the Coach Guarantor subject to and in accordance with the Coach Guaranty.

Section 2.06         Survival. The provisions of this Article 2 shall survive the Closing.

ARTICLE 3.
ARCHITECT AND CONSULTANTS; PLANS, AND CHANGES TO PLANS

Section 3.01         Project Architect and Consultants; the Executive Construction Manager. (a) The Coach Member hereby approves KPF, as the Project Architect, and the Project Architect Agreement. Subject to the Coach Member’s prior written approval of any substitute architectural firm, which approval shall not be unreasonably withheld, conditioned or delayed, Developer shall have the right to retain a substitute architectural firm as the Project Architect. Any material amendment to the Project Architect Agreement, and any new contract with KPF or any substitute Project Architect, and any material amendment to any such new contract, in each case which affects or would reasonably be expected to affect the Developer Work or the Coach Total Development Costs shall be subject to the Coach Member’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.

(b)          The Coach Member hereby approves Hudson Yards Construction LLC, as the Executive Construction Manager, and the Executive Construction Management Agreement. Subject to the Coach Member’s prior written approval of any substitute construction management firm, Developer shall have the right to retain a substitute construction management firm as the Executive Construction Manager. Any amendment to the Executive Construction Management Agreement, and any new contract with Hudson Yards Construction LLC or any substitute Executive Construction Manager, and any amendment to any such new contract, in each case shall be subject to the Coach Member’s prior written approval. Developer acknowledges and agrees no amounts payable under the Construction Management Agreement shall result in any incremental increase of Coach Total Development Costs and that all such amounts shall be a direct “pass through” of amounts otherwise includable in Coach Total Development Costs (without any markup or other upcharge in respect thereof).

(c)          The Coach Member hereby approves Tutor Perini Building Corp., as the Construction Manager for the Project, and the Construction Management Agreement. Subject to the Coach Member’s prior written approval of any substitute construction management or general contracting firm, which approval shall not be unreasonably withheld, conditioned or delayed, Developer shall have the right to retain a substitute construction management or general contracting firm as the Construction Manager. Any material amendment to the Construction Management Agreement, and any new contract with Tutor Perini Building Corp. or any substitute Construction Manager, and any material amendment to any such new contract, in each case which affects or would reasonably be expected to affect the Developer Work or the Coach Total Development Costs shall be subject to the Coach Member’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.

(d)          The Coach Member hereby approves the Existing Consultants/Contractors, and the contracts entered into with such Persons (except, with respect to each such contract, to the extent that any schedule of values attached to such contract does not comply with the Cost Allocation Methodology, in which case the Coach Member approves the contract but not the schedule of values attached thereto). If any part of the costs of retaining any additional or substitute “hard” cost contractors or “soft” cost contractors or consultants in connection with the Developer Work is or will be included in the Coach Total Development Costs (as and to the extent provided in the Cost Allocation Methodology), the terms of any agreement with any such contractor or consultant shall not in any way prejudice the Coach Member in favor of the Fund Member or Developer or any other Person.

(e)          The Coach Member agrees that if it does not respond or object to, or comment on, any request for approval of any substitute Project Architect or Executive Construction Manager or any new contract, or any amendment to any contract which the Coach Member has the right to approve (as and to the extent provided in the preceding subparagraphs of this Section 3.01), within fifteen (15) Business Days of receipt of any such written request for approval in the case of any substitute Project Architect or Executive Construction Manager or within ten (10) Business Days of receipt of any such written request for approval in the case of any new contract, or amendment to any contract (accompanied, in the case of each such request, with reasonably detailed supporting information regarding the terms of employ with such proposed Person to the extent relevant to such approval), and such request conspicuously indicated on the first page thereof in bold face print “REQUEST FOR APPROVAL; FAILURE TO RESPOND WITHIN [15] [10] BUSINESS DAYS MAY RESULT IN DEEMED APPROVAL”, then the Coach Member will be deemed to have approved the substitute Project Architect or Executive Construction Manager or, the new contract or amendment, as applicable.

(f)          The Coach Member’s approval of the Project Architect, the Executive Construction Manager, the Construction Manager, the Existing Consultants/Contractors, or of any substitute or additional Project Architect, Executive Construction Manager, Construction Manager, consultant or contractor, shall not be deemed the acceptance by the Coach Member of any work performed or to be performed by any such Person.

(g)          All costs associated with the performance of work by the Project Architect, the Construction Manager, the Existing Consultants/Contractors, or any substitute or additional Project Architect, Construction Manager, consultant or contractor, are (or shall be) allocated to the Coach Member only as set forth in this Agreement and in the Cost Allocation Methodology and shall be subject to the Coach Costs Cap as provided in this Agreement.

Section 3.02         Process for Development of Design. (a) Developer will instruct and use its Best Efforts to cause the Project Architect and all other architects, engineers and designers engaged by Developer, as agent for Legacy Tenant, to complete all construction documents with all due diligence (including the coordination of the Plans, to the extent the Plans or coordination are not fully completed on the date hereof). Developer will use its Best Efforts, by means of value engineering or scope evaluation exercises or otherwise, to cause the Project Architect and all other Persons engaged by Developer, as agent for Legacy Tenant, to design the Base Building so that the hard costs of the Developer Work are reasonably likely to be completed at or below the hard costs of the Developer Work (including the Coach Contingency), as estimated in the Budget.

(b)          Developer shall timely requisition funds from the Building C JV or the Construction Lender in order to cause the Project Architect, Developer’s Consultants and the Executive Construction Manager to be paid amounts due to such Persons when due in order to ensure continuity and diligent prosecution of the design and development process; provided, that, so long as the same is permitted pursuant to the applicable Loan Documents and subject to compliance with the applicable provisions thereof, nothing herein shall preclude Developer or the Building C JV, on behalf of Legacy Tenant, from withholding payment in connection with a valid dispute with any such Person.

Section 3.03         Consultation with the Coach Member and the Coach Member’s Consultants. (a) Developer will use its Best Efforts to cause the Developer’s Consultants and the Executive Construction Manager to consult directly with the Coach Member and Coach’s Architect and Coach’s Consultants on matters affecting the Coach Unit, the Developer Work or the Coach Approval Areas and on any of the costs included in the Coach Total Development Costs all on reasonable notice to, and in the presence of, Developer’s representatives. Developer will invite the Coach Member, and the Coach Member may invite Coach’s Architect and Coach’s Consultants, to principal project and design meetings two (2) times per month involving or affecting the Coach Total Development Costs, the Developer Work or the Coach Approval Areas or the overall Base Building design, as well as any design changes to any other Units which would affect any of the Coach Approval Areas. In any event, Developer shall meet with the Coach Member, Coach’s Architect and Coach’s Consultants (i) not less often than monthly to evaluate the status and progress of the design, development or construction of the Base Building as a whole, as well as specific aspects of the development process, and (ii) not less often than monthly, to review changes to the Plans, including proposed Budget changes and the impact of any proposed Budget changes on the Coach Total Development Costs. Without limiting any of the foregoing and the Coach Member’s right to attend (and invite Coach’s Architect and Coach’s Consultants to attend) all bank finance meetings (which are anticipated to occur once a month), Developer will not be obligated to include Coach in design meetings that do not involve or affect any Coach Total Development Costs, the Schedule, any Coach Areas, any Developer Work or any Coach Approval Areas. Developer will use Best Efforts to cause Developer’s Consultants and the Executive Construction Manager to provide directly to the Coach Member, Coach’s Architect and Coach’s Consultants copies of all plans, specifications and other materials prepared by any such Persons for the Coach Member’s review and approval (as and to the extent such materials relate to the Developer Work or the Coach Approval Areas or as otherwise provided herein).

(b)          Coach will use its commercially reasonable efforts to cause Coach’s Architect and Coach’s Consultants to consult directly with Developer and the Project Architect and Developer’s Consultants with respect to any Coach Finish Work impacting any areas of the Building other than the Coach Areas.

Section 3.04         The Coach Member’s Approval Rights; Change Orders; Changes Required by Law. (a) The Coach Member shall have the right to approve or disapprove, in its sole discretion, any change or set of changes to the Plans, any change order or any Field Change (subject in each case to Section 3.05), any Shop Drawings, Product Data and Samples, or any new Plan which would (y) increase the Coach Total Development Costs or (z) affect or impact, other than to a de minimis extent, any of the following (hereinafter referred to as the “Coach Approval Areas”):

(i)          the Developer Work;

(ii)         the Schedule for Substantial Completion or for completing Punch List Work or for Final Completion;

(iii)        the volume (including floor-to-ceiling heights), area, quality, lay-out, use, safety, functionality or efficiency of any of the Coach Areas, the Coach Expansion Premises or the areas in which are located or comprising the Coach Shared Building Systems and Areas (but, as to the Coach Shared Building Systems and Areas, only as they affect the Coach Areas or the Coach Expansion Premises); and the finishes in any of the foregoing, to the extent they are to be performed by Developer;

(iv)        the location and size of any columns and floor penetrations in or through the Coach Areas or the Coach Expansion Premises;

(v)         the location and size of, or the quality, lay-out, use, safety, functionality, efficiency or specifications for, any of the systems, utilities or fixtures forming a part of the Coach Exclusive Systems or the Coach Shared Building Systems and Areas (but, as to the Coach Shared Building Systems and Areas, only as they affect the Coach Areas or the Coach Expansion Premises);

(vi)        the location and specifications of any elevator, escalator, stairway and stairwell serving the Coach Areas or the Coach Expansion Premises (including, without limitation, the Coach Elevators);

(vii)       any acoustical ratings for the curtain wall or demising walls separating the Coach Areas or the Coach Expansion Premises from any other Unit or area of the Building, and any transmissions of sound/vibration from mechanical floors to the Coach Areas or the Coach Expansion Premises;

(viii)      the access to or egress from the Coach Areas or the Coach Expansion Premises;

(ix)         the access from the Coach Areas or the Coach Expansion Premises to the Parking Unit, or any material deviation from the location, size, area or floor-to-ceiling height of the Coach Reserved Parking Spaces as shown on the Plans;

(x)          the portion of any roof or setback which is designated in the Plans to be used by the Coach Member or any owner or occupant of the Coach Expansion Premises, and access by the Coach Member to any satellite, antennae or camera hook-ups to be used by the Coach Member;

(xi)         the massing and envelope of the Building, the façade of the Building (including any change to the exterior finishes and materials of the Building, and any lanterns or treatment on the top of the Building, it being acknowledged that the Forty-Seventh Floor Curtain Wall Adjustment shall be permitted), the entrances to the Building;

(xii)        any plan for, and any change to any plan for, the Base Building Lighting;

(xiii)       any plan for, and any material change to any plan for, landscaping or streetscaping work with respect to the Landscaping;

(xiv)       signage (including, without limitation, any advertising signage) to be placed on any fence, enclosure or sidewalk bridge surrounding or erected on the Property during construction (other than signage identifying the Project as “Hudson Yards” or identifying Developer, the Fund Member or its Affiliates, the Construction Lender or the Construction Manager); provided, that with respect to any such signage solely identifying a tenant of the Building (as opposed to advertising signage), upon submission of a reasonably detailed proposal therefor to the Coach Member (which proposal shall include information regarding size, content, fabrication and duration of display of such signage), the Coach Member shall be reasonable in the granting of its approval or disapproval thereof, provided that the Coach Member and its Affiliates shall have the right to join in such signage in the most prominent position;

(xv)       subject to all applicable Laws, the Core Wall Installation and the Signage Plan and Signage Guidelines (or any amendments or additions thereto or to any element thereof), signage at the Coach Lobby or any lobby shared by the Coach Member and any other Unit Owner prior to the recordation of the Condominium Declaration (it being acknowledged and agreed that the Condominium Declaration shall govern and control all signage with respect to the Building from and after the recordation thereof);

(xvi)      the total Floor Area of the Building or the Floor Area ratio of the Office Units to the Retail Unit or any other Units in the Building, in each case to the extent the same would in any way affect the Building’s qualification for any real estate tax abatements, including, without limitation, any tax abatement under UTEP; or

(xvii)     without limiting clause (xvi) above, the Building’s qualification for any real estate tax abatements, including, without limitation, the tax abatement under UTEP.

(b)          Any dispute as to whether any matter is subject (or not) to the approval of the Coach Member as set forth in Section 3.04(a) shall be submitted to Arbitration to be resolved in accordance with the provisions of Article 14. If the Coach Member has the right of approval, the Coach Member’s decision to approve or disapprove any matter described in Section 3.04(a) shall not be arbitrable, however.

(c)          Developer will consult with the Coach Member in connection with changes to the Plans which affect or relate to any Base Building Work that does not otherwise constitute Developer Work; provided, that such consultation pursuant to this Section 3.04(c) shall not be construed as conferring on the Coach Member any additional approval rights beyond those rights otherwise conferred on the Coach Member under the other provisions of this Agreement.

(d)          Intentionally omitted.

(e)          In no event shall Developer utilize or claim any portion of the Coach Unit Loan to fund or pay for any change(s) requested by Developer on behalf of or for the primary benefit of any Member (other than the Coach Member).

(f)          If a change in the Plans is required by Law or the MTA or Construction Lender and if such change would impact or affect any Coach Approval Areas or the Coach Total Development Costs, Developer shall advise and promptly consult with the Coach Member as to the particular requirement and the solution or solutions it is considering. Unless there is only one clear way to comply with such requirement, Developer shall obtain the Coach Member’s prior written approval for the proposed change, which approval shall not be unreasonably withheld; provided, that to the extent economically feasible, Developer will use its Best Efforts to make any such change in the manner that has the least impact on the Plans for the Developer Work and any other Coach Approval Areas and that minimizes any increase in the Coach Total Development Costs (so long as such manner does not discriminate in its impact on the Plans against any other Unit or the cost of any other Unit). Subject to the Coach Costs Cap, the cost of implementing any change in the Plans that is required as a result of any change in Laws shall be borne by the Coach Member and the Fund Member in accordance with the Cost Allocation Methodology. The cost of implementing any change in the Plans that is required by the MTA or Construction Lender shall be borne by the Fund Member. For the avoidance of doubt, Developer shall not be obligated to make any change in the Plans requested by the Coach Member after the date hereof if, and to the extent, such change would violate the terms of the MTA Project Documents, the IDA Documents or the Loan Documents, as applicable, or which has been disapproved by the MTA, the IDA or the Construction Lender, if and to the extent the MTA, the IDA or Construction Lender has a discretionary right to approve such change under the MTA Project Documents, the IDA Documents or the Loan Documents, as applicable.

(g)          The parties acknowledge that Developer’s failure to seek, in accordance with, and to the extent required by, the provisions of this Agreement, the Coach Member’s prior consent to any change in the Plans, new Plan, change order, Field Change or Shop Drawings, Product Data and Sample which is (or are) implemented during the course of construction and which impact or affect to more than to a de minimis extent any of the Coach Approval Areas may constitute a Developer Default subject to the provisions of Section 10.02.

Section 3.05         Field Changes. (a) The Coach Member will make a representative available to approve or disapprove Field Changes which are subject to the Coach Member’s approval in accordance with the provisions of Section 3.04 within no more than three (3) Business Days following the receipt of such information and materials as shall be reasonably required to consider such proposed Field Change (including the estimated cost and Schedule impact (if any) of the proposed Field Change). If the Coach Member does not approve or disapprove a Field Change which is subject to the Coach Member’s approval (in accordance with the provisions of Section 3.04) within such three (3) Business Day period, then the Coach Member will be deemed to have approved such Field Change.

(b)          Notwithstanding the provisions of Section 3.04(a) or Section 3.05(a), if, with respect to a change order or a Field Change, (i) the total cost thereof shall not exceed $250,000.00, (ii) the total cost of all such change orders and Field Changes made pursuant to this Section 3.05(b) shall not exceed Two Million and No/100 Dollars ($2,000,000.00) in the aggregate and (iii) such change order or Field Change shall have no adverse effect on the Coach Areas or the Coach Member’s use and occupancy of the Coach Areas, then Developer shall have the right to implement such change order or Field Change without prior approval from the Coach Member.

(c)          Developer shall maintain a log of all Field Changes on site, shall keep such log current, and shall make such log available for inspection by the Coach Member (and Coach’s Architect and Coach’s Consultants) promptly upon request therefor.

*** Confidential Treatment Requested

Section 3.06         Change Orders Initiated by the Coach Member; Payment for such Changes. The Coach Member may request changes in the design of the Developer Work (a “Coach Change Order”) by submitting a completed “Owner Scope Change Request” Form in the form attached hereto as Exhibit Q (an “OSCR”). Developer shall, subject to the provisions of Section 3.07, cause the Project Architect, Executive Construction Manager and Developer’s Consultants to make any change pursuant to a Coach Change Order (and the same shall not be subject to Developer’s approval) if (a) such change will not require any adverse changes to any portion of the Building other than the Coach Areas, (b) such change will not increase the cost of operating any Unit other than the Coach Unit (other than to a de minimis extent), (c) such change will not cause any material delay in the Schedule or in the completion of any Major Milestone Event or Substantial Completion of the Developer Work or Base Building Work, (d) such change complies with Law, and (e) the Third Party Lender has approved such change to the extent such approval is required under the Loan Documents. The aggregate net Total Coach Change Cost of implementing all Coach Change Orders will be added to, or subtracted from, Coach Total Development Costs as further provided in Section 10.01 and, if so added to Coach Total Development Costs, shall be funded by the Coach Member or through the Coach Unit Loan as part of Coach Total Development Costs and the Coach Costs Cap shall be adjusted accordingly as provided in Section 10.07. In addition, and without limiting the provisions of Section 2.04, if (i) the Total Coach Change Cost for any single Coach Change Order equals or exceeds *** or (ii) the net Total Coach Change Cost for all Coach Change Orders equals or exceeds ***, then the Development Fee shall be increased by an amount equal to *** of the total net “hard” costs of such Coach Change Order(s).

Section 3.07         Pricing of Changes; Time for Approvals. (a) Where the Coach Member’s approval to any change in the Plans (including to any change order or Field Change) is required or requested by Developer hereunder, Developer shall provide the Coach Member and Coach’s Architect and Coach’s Consultants with notice of such change and shall make all documents evidencing such change (including, without limitation, Shop Drawings, Product Data and Samples and similar documents) available for review by the Coach Member, Coach’s Architect and Coach’s Consultants at the Field Office, in each case in order to solicit the Coach Member’s views and obtain the Coach Member’s approval(s) thereto (subject, in the case of Field Changes, to the provisions of Section 3.05).

(b)          With respect to any change to the Plans or any change order (other than Field Changes), or any change to any Shop Drawings, Product Data and Samples, or any new Plan requested by Developer which is subject to the Coach Member’s approval, Developer shall furnish (or cause Executive Construction Manager to furnish) to the Coach Member, a reasonably detailed statement, including a completed OSCR (an “Approval Statement of Changes”) (i) setting forth in reasonable detail Developer’s reasonable estimate of (A) any anticipated change in the Coach Total Development Costs expected to result therefrom (which may be expressed as a reasonably anticipated range or maximum) and (B) any adjustments in the Schedule (including the Schedule for completing Punch List Work) resulting therefrom and (ii) unless the Coach Member agrees (in its sole discretion) to pay any increase in the Coach Total Development Costs resulting therefrom, establishing that any such change (including, without limitation, soft costs and any increases of any nature in the Coach Total Development Costs associated with implementing the requested change(s)) will be funded by Developer or the Fund Member (and not by the Coach Member or through the Coach Unit Loan) or out of a non-Coach contingency or other line item that does not affect any Coach Total Development Costs in accordance with the applicable provisions of the Loan Documents. Developer shall provide the Coach Member with back-up or cost analyses or estimates and any other supporting documentation for any Approval Statement of Changes, in each case reasonably promptly upon request.

(c)          With respect to any Coach Change Order, within ten (10) Business Days of Developer’s receipt of an OSCR with respect thereto, Developer shall furnish (or cause Executive Construction Manager to furnish) to the Coach Member, a reasonably detailed statement (an “OSCR Response Statement of Changes”, and together with any Approval Statement of Changes, each a “Statement of Changes”) setting forth in reasonable detail Developers’ best reasonable estimate of (i) the net delay (the “Coach Change Delay”), if any, that such proposed change will cause to Schedule, including, without limitation, to the date of Substantial Completion, (ii) the cost that will be incurred, if any, solely as a result of any such net delay, which cost shall include, without limitation, any costs required to be paid by Developer under the Construction Management Agreement (collectively, but subject to the provisions of Section 3.07(h), the “Coach Change Delay Cost”), (iii) the amount, if any, by which such proposed change will increase or decrease the cost of constructing the Developer Work or Base Building Work (including, without limitation, any increase or decrease in the Coach Total Development Costs (which amount shall be expressly set forth therein) and any actual increase or decrease in financing charges or overhead, but excluding those items of overhead covered by, and payable out of, the Development Fee) (such amount, the “Net Increased Cost or Savings”), and (iv) the actual cost that shall be incurred by Developer, if any, in connection with the preparation of revised Plans as a result of such proposed change (such actual cost, the “Plan Revision Cost”). The sum of the actual Net Increased Cost or Savings, the actual Coach Change Delay Cost (subject to the provisions of Section 3.07(h)) and the actual Plan Revision Cost are referred to herein as the “Total Coach Change Cost”. Developer’s best reasonable estimate of the foregoing costs or savings may be expressed as a reasonably anticipated range or maximum (the high end of such range or such maximum being referred to as “Maximum Change Cost”). The Coach Member acknowledges that the Total Coach Change Cost and the Coach Change Delay Cost, calculated as set forth above, are good-faith estimates only and agrees that (A) to the extent the Maximum Change Cost for any change requested by the Coach Member is equal to or less than One Hundred Thousand and No/100 Dollars ($100,000.00), then, subject to Section 3.06, Developer will perform, or cause to be performed, such proposed change and the Coach Member shall be deemed to have agreed to pay, as a part of Coach Total Development Costs, the Total Coach Change Cost (subject to the Coach Member and Developer agreeing on the Total Coach Change Costs as set forth in Section 3.07(d) (which process for agreement shall not interrupt or delay Developer’s construction of the Project in accordance with the change requested by the Coach Member or limit the Coach Member’s rights hereunder, and in no event shall the Coach Member be responsible to pay, as part of the Coach Total Development Costs or otherwise, any portion of the Total Coach Change Cost that exceeds the Maximum Change Cost), and the Coach Member shall comply, to the extent compliance by the Coach Member (as opposed to compliance by Legacy Tenant, Legacy Mezzanine or Developer) is required, with the provisions of the Loan Documents applicable thereto (and shall reasonably cooperate in connection with compliance with any requirements under the Loan Documents applicable to Legacy Tenant, Legacy Mezzanine or Developer), and (B) to the extent the Maximum Change Cost for any change requested by the Coach Member is greater than One Hundred Thousand and No/100 Dollars ($100,000.00), Developer shall not undertake to perform any such change order work unless and until the Coach Member authorizes Developer in writing to proceed with such work and either the Coach Member agrees in writing to pay, as a part of Coach Total Development Costs, the Total Coach Change Cost, which may be on a time and materials basis as if Developer was performing such work for its own account (and in no event shall the Coach Member be responsible to pay, as part of the Coach Total Development Costs or otherwise, any portion of the Total Coach Change Cost that exceeds of the Maximum Change Cost), or the Coach Lender agrees in writing to advance such Total Coach Change Cost to Legacy Tenant or Legacy Mezzanine, as applicable (and in no event shall the Coach Lender be responsible to advance any portion of the Total Coach Change Cost that exceeds of the Maximum Change Cost), and the Coach Member shall comply, to the extent compliance by the Coach Member (as opposed to compliance by Legacy Tenant, Legacy Mezzanine or Developer) is required, with the provisions of the Loan Documents applicable thereto; provided, that notwithstanding any such agreement, the Coach Member and Developer shall attempt in good faith to agree on the Total Coach Change Costs as set forth in Section 3.07(d), which process for agreement shall not interrupt or delay Developer’s construction of the Project in accordance with the change requested by the Coach Member or limit the Coach Member’s rights hereunder. In the event that, solely as a result of a Coach Change Order (implemented by Developer), the Third Party Loan is no longer “in balance”, the Coach Member shall make Completion Deposits as and to the extent required under the Loan Documents to the extent necessitated by reason of such change, and the amount of any such Completion Deposits made by the Coach Member shall be credited against the Coach Total Development Costs as and when applied. Notwithstanding anything to the contrary set forth above, if a Coach Change Order results in a Total Coach Change Cost that is a negative number (i.e., there is a net cost savings), then (x) with respect to Coach Change Orders that only relate to the Coach Unit (or to the Coach Unit and to one or more other Units to a de minimis extent), the Coach Member will receive the full benefit of any Project Cost savings resulting from such change, and (y) with respect to Coach Change Orders that relate to the Coach Unit and one or more other Units (other than to a de minimis extent), the Project Cost savings resulting from such change shall be applied to the Coach Unit and such other Unit(s) through the Cost Allocation Methodology.

(d)          Subject to Section 3.07(c), Developer and the Coach Member (and their respective Consultants) shall consult and attempt, in good faith, to agree on the costs of implementing any change, the resulting adjustment (if any) in the Coach Total Development Costs, the Total Coach Change Cost, any adjustment in the Schedule, any Coach Change Delay, and on all other matters set forth in any Statement of Changes, in each case as soon as practicable and within no more than ten (10) Business Days after the Coach Member receives a Statement of Changes and all additional information it may reasonably request to evaluate such Statement of Changes. This provision shall apply whether the change is requested by Developer or by the Coach Member. Any such agreement (if and when reached) shall be memorialized in writing or in an amended and approved Budget or in an amended and approved Schedule or set of Plans, in each case initialed by the Developer and the Coach Member. Developer’s approval or implementation of a change pursuant to a Coach Change Order, as aforesaid, shall be deemed a representation by Developer that it has obtained (or determined that it was not required to obtain) the prior consent of the Thirty Party Lender to such change. If Developer and the Coach Member are unable to agree on any Statement of Change, or on any component thereof, within ten (10) Business Days, then either party may submit such dispute to Arbitration pursuant to the provisions of Article 14. Notwithstanding the foregoing, the Coach Member’s disapproval of any change for which its approval is required shall not be arbitrable.

(e)          If the Coach Member does not respond or object to, or comment on, any Statement of Changes within ten (10) Business Days after receipt of the same and all additional information reasonably requested by the Coach Member to evaluate such Statement of Changes, then the Coach Member will be deemed to have disapproved such Statement of Changes and the implementation of the proposed changes described therein. If the Coach Member gives comments or objections within such ten (10) Business Day period (including any request for further information), Developer and the Coach Member will consult in an effort to resolve any issues. The ten (10) Business Day period provided in this Section 3.07(e) shall be extended if the Coach Member reasonably determines and notifies Developer within such ten (10) Business Day period that Developer’s submission is materially defective or incomplete. Developer will furnish interpretations, explanations, and additional information if and as requested by the Coach Member within five (5) Business Days of the Coach Member’s written request. If Developer and the Coach Member are unable to resolve any outstanding issues within ten (10) Business Days, then either party may submit such dispute to Arbitration pursuant to the provisions of Article 14. Notwithstanding the foregoing, the Coach Member’s disapproval of any change for which its approval is required shall not be arbitrable.

(f)          If Developer notifies the Coach Member that it has determined it is not required to implement any change in the Developer Work requested by the Coach Member pursuant to the provisions of this Agreement within ten (10) Business Days after receipt of the OSCR submitted by the Coach Member with respect thereto and all requested additional information, Developer and the Coach Member will consult in an effort to resolve any issues. If Developer and the Coach Member are unable to resolve any outstanding issues within ten (10) Business Days, then either party may submit such dispute to Arbitration pursuant to the provisions of Article 14.

(g)          Developer shall keep accurate books and records in accordance with generally accepted accounting principles consistently applied to all items included in all Statements of Changes and shall make such books and records and all invoices, receipts, contracts, subcontracts and other information pertaining to the computation thereof available to the Coach Member and its representatives, from time to time and upon reasonable, advance request, in the event that the Coach Member demands Arbitration with respect to any Statements of Changes.

(h)          Notwithstanding the foregoing provisions of this Section 3.07, the Coach Member shall not be responsible for, and shall not be required to pay (nor shall the same be included in Coach Total Development Costs), any Coach Change Delay Costs with respect to any change in the Developer Work pursuant to any Coach Change Order undertaken by Developer in accordance with this Agreement until such time as the total days of Coach Change Delay for all Coach Change Orders undertaken by Developer exceeds thirty (30) calendar days in the aggregate (the “Change Order Grace Period”), and, at such time, the Coach Member shall only be responsible for, and required to pay, Coach Change Delay Costs with respect to each day of Coach Change Delay from and after the 31st calendar day of Coach Change Delay resulting from any Coach Change Order undertaken by Developer (i.e., no Coach Change Delay Costs shall be payable by the Coach Member (or included in Coach Total Development Costs), in any event, with respect to the first thirty (30) calendar days of Coach Change Delay).

(i)          Notwithstanding anything to the contrary contained in this Section 3.07, if Developer fails to notify the Coach Member of any delay that could become a Coach Change Delay within five (5) Business Days after Developer becomes aware of such delay, then such delay shall not be deemed to have occurred until Developer gives notice to the Coach Member of such delay. Any calculation of Coach Change Delay shall be made on a net basis taking into account actual time savings, if any, resulting from any acts of the Coach Member, Coach’s Architect, Coach’s Consultants or any of such parties’ agents, employees or contractors. If Developer or the Coach Member believes that any Coach Change Delay (or any delay which may result in a Coach Change Delay) might be mitigated by the expenditure of additional money or the performance of overtime work, Developer or the Coach Member, as applicable, may give notice thereof to the other party setting forth in reasonable detail Developer’s or the Coach Member’s, as applicable, proposed plan of mitigation. In addition, if requested by the Coach Member, Developer shall endeavor to propose a plan that, in Developer’s reasonable judgment, might mitigate the Coach Change Delay in question. If, in Developer’s reasonable judgment, the Coach Member’s mitigation plan or Developer’s mitigation plan will reduce or eliminate said Coach Change Delay and will not otherwise cause a disruption in the Schedule, Developer shall notify the Coach Member of Developer’s estimate of the cost and the amount of overtime work required to implement any such mitigation plan, and the Coach Member shall have the right to pay such additional cost (as finally determined) and the cost of any overtime work or cause such overtime work to be performed at the Coach Member’s sole cost and expense, in either case by giving notice thereof to Developer within ten (10) days after the Coach Member was given such notification by Developer. Any such costs, and the cost of overtime work performed by the Coach Member in implementing any mitigation plan pursuant to this Section 3.07(i), shall be in addition to, and separate from, the Coach Total Development Costs and shall not be subject to the Coach Costs Cap, and the payment of such additional money by the Coach Member or the performance of such overtime work at the Coach Member’s expense shall not affect the obligations of the Coach Member with respect to such Coach Change Delay (to the extent such delay is not mitigated or eliminated). Any dispute with respect to the existence or duration of any Coach Change Delay shall be submitted to Arbitration pursuant to the provisions of Article 14. The obligation of the Coach Member to pay all such costs required to be paid by the Coach Member pursuant to this Section 3.07(i) is guaranteed by the Coach Guarantor subject to and in accordance with the Coach Guaranty.

Section 3.08         The Coach Member Review of Plans Not a Representation or Assumption. The review or approval by the Coach Member (or Coach’s Architect or any of Coach’s Consultants on behalf of the Coach Member) of any of the Plans or Shop Drawings, Product Data and Samples shall in no event be or be deemed to be (a) a representation or agreement, implied or otherwise, by the Coach Member, Coach’s Architect or any of Coach’s Consultants, that any such Plans or other materials comply with applicable Laws, or (b) an assumption by the Coach Member, Coach’s Architect or Coach’s Consultants of any liability in respect of any such Plans or materials, or in respect of the implementation of any such Plans or materials.

Section 3.09         Plans and Materials Available. Developer shall maintain at the Building or at Developer’s field office, for inspection and use by the Coach Member and Coach’s Consultants (on a non-exclusive basis), at least one record copy of (a) the Plans, and any change orders or other modifications to any such Plans, in each case in good order, and (b) all Shop Drawings, Product Data and Samples showing or related to all current and pending Developer Work or for any construction work the cost of which is included in the Coach Total Development Costs. The obligations of Developer pursuant to this Section 3.09 shall survive the Closing and the termination of this Agreement for a period of two (2) years.

ARTICLE 4.
OPEN-BOOK NATURE OF PROJECT; DRAW REQUESTS, AND RE-ALLOCATION OF PROJECT COSTS; MONTHLY REPORTS; AUDIT RIGHTS; BOOKS AND RECORDS; ENVIRONMENTAL REPORTS

Section 4.01         “Open-Book” Nature of Project; Meeting with Lenders. (a) All modifications to the Budget and all back-up therefor, all spreadsheets supporting any numbers or categories of cost therein, all cost breakdowns and allocations relating to the Developer Work or any of the costs included in the Coach Total Development Costs, all value engineering and cost estimating studies and exercises performed or prepared in connection with the Project, all revised Schedules, and all material financial analyses, studies and materials performed or prepared in connection with the Project or any Project Costs shall be done on an “open book” basis, with the Coach Member and Coach’s Consultants having prompt, complete and unrestricted access thereto.

(b)          Without limiting the generality of the foregoing, Developer shall invite the Coach Member and Coach’s Consultants to attend each monthly meeting with the Construction Lender or its disbursement agent (including after Closing to the extent they affect the Coach Member), and shall, simultaneously with any Draw Request or other material submission made to the Construction Lender or its disbursement agent regarding the Base Building (including submissions made after the Closing, if they affect the Coach Member), copy or cause the Executive Construction Manager to copy, the Coach Member on such Draw Request or submission (including, in each copy to the Coach Member, a copy of all supporting documentation simultaneously submitted to the Construction Lender or such disbursement agent, including copies of lien waivers, title continuations, architect’s certificates or revised budgets showing re-allocations among line items included therein, etc.). In addition, Developer shall provide (or cause to be provided) to the Coach Member, with each monthly Draw Request, monthly reports regarding the Developer Work and the Base Building (in a format, and providing for a level of detail, reasonably acceptable to the Coach Member), which shall include reasonably detailed information regarding Developer’s overhead and soft cost expenses for the prior month.

Section 4.02         Draw Requests and Re-Allocation of Project Costs. (a) Each Draw Request shall be prepared and submitted to the Coach Member as follows:

(i)          Developer will cause the Construction Manager and each subcontractor to submit to Developer at least five (5) days prior to the end of each calendar month its preliminary hard cost application for payment (each, an “Application for Payment”) via the Textura—CPM billing and payment system, and will provide the Coach Member, Coach’s Architect and the applicable Coach’s Consultants with access to each Application for Payment when submitted. Within two (2) Business Days after the end of each calendar month, Developer, the Executive Construction Manager, the Construction Manager, the Coach Member, Coach’s Architect and the applicable Coach’s Consultants and the construction consultant for the Construction Lender (“Lender’s Consultant”) will meet to review the percentage of completion and the Application for Payment submitted by the Construction Manager and each subcontractor. Each Application for Payment shall be jointly approved by Developer, the Coach Member, Coach’s Architect and the applicable Coach’s Consultants and the Lender’s Consultant, and if any Application for Payment is not so jointly approved, Developer will cause the Construction Manager or the applicable subcontractor, as the case may be, to revise and resubmit to Developer its Application for Payment within three (3) Business Days of Developer’s request therefor and provide the Coach Member, Coach’s Architect and the applicable Coach’s Consultants with access via the Textura—CPM billing and payment system to such revised Application for Payment when submitted. Developer shall cause the Executive Construction Manager to summarize the Applications for Payment received from the Construction Manager and the subcontractors and submit to Developer and the Coach Member, Coach’s Architect and the applicable Coach’s Consultants a Draw Request which complies with the further provisions of this Section 4.02 on or prior to the ninth (9th) day of each calendar month during the term of this Agreement.

(ii)         Developer will cause each design professional to submit to Developer at least five (5) days prior to the end of each calendar month an Application for Payment via the Textura—CPM billing and payment system and will provide the Coach Member, Coach’s Architect and the applicable Coach’s Consultants with access to each Application for Payment when submitted. The Coach Member, Coach’s Architect and the applicable Coach’s Consultants may provide comments to Developer with respect to the Application for Payment submitted by any design professional. Developer shall (A) cause the Executive Construction Manager to summarize the Applications for Payment received from the design professionals, (B) summarize all other soft costs, design costs, Developer Overhead Costs, and other Project Costs, and (C) cause the Executive Construction Manager to submit to Developer and the Coach Member, Coach’s Architect and the applicable Coach’s Consultants a Draw Request which sets forth all of the foregoing and which complies with the further provisions of this Section 4.02 on or prior to the ninth (9th) day of each calendar month during the term of this Agreement.

(iii)        Developer shall prepare a monthly Draw Request that sets forth and summarizes all of the costs described in clauses (i) and (ii) above and specifically and clearly allocates all such costs to the Coach Unit and the Fund Member Units in accordance with the Cost Allocation Methodology and the applicable provisions of this Agreement. Each Draw Request shall conform to the Cost Allocation Methodology and the applicable requirements of this Agreement and shall in all cases be subject to and comply with all of the requirements for draw requests under the Mortgage Loan or the Mezzanine Loan, as applicable, set forth in the applicable Loan Documents (which requirements shall also apply, mutatis mutandis, to Draw Requests for any equity funds to be contributed by any Member to the Building C JV). Developer shall submit each Draw Request to the Coach Member, Coach’s Architect and the applicable Coach’s Consultants on the tenth (10th) day of each calendar month during the term of this Agreement.

(iv)        Developer shall submit each Draw Request prepared in accordance with the foregoing provisions of this Section 4.02 on or about the fifteenth (15th) day of the applicable calendar month during the term of this Agreement to the Mortgage Lender or the Mezzanine Lender, as applicable, for disbursement of Mortgage Loan proceeds or Mezzanine Loan proceeds in accordance with the terms of this Agreement and applicable the Loan Documents or following the disbursement in full of the Mezzanine Loan and the Mortgage Loan, to the Building C JV and the Members in accordance with the terms of this Agreement and the Operating Agreement, as applicable. In no event shall any dispute between Developer and the Coach Member with respect to any Draw Request prevent or delay the submission thereof on or about the fifteenth (15th) day of the applicable calendar month or, subject to the further provisions of this Section 4.02, reduce the amount of such Draw Request.

(b)          The Coach Member shall have the right to review and dispute all or any portion of each Draw Request (except to the extent consistent with the applicable approved Application for Payment), and the allocation of costs to the Coach Member as shown in each Draw Request, as follows:

(i)          If, in the Coach’s Member’s opinion, the amount of any hard cost item to be funded pursuant to a Draw Request is not supported by the work performed as of the date of such Draw Request, then within three (3) Business Days of its receipt of such Draw Request, the Coach Member shall inform the Developer in writing of its objection to the amount of such hard cost item or percentage of completion (it being agreed that any objection raised after such three (3) Business Day period shall be addressed in the following month’s Draw Request). Developer, the Executive Construction Manager, and the Construction Manager shall review and attempt to resolve the Coach Member’s objections, and Developer and the Coach Member shall agree to do one of the following: (A) adjust such hard cost item, and the amount of such adjustment, in such Draw Request, (B) require additional documentation or inspection or (C) remove the amount for such hard cost item in its entirety from such Draw Request. In the event that the Coach Member and Developer are unable to agree on the amount of any hard cost item included in a Draw Request, then such Draw Request shall be submitted for funding, including the amount of such hard cost item in dispute, and the dispute with respect to such amount will be resolved through Arbitration pursuant to the provisions of Article 14.

(ii)         If, in the Coach’s Member’s opinion, the amount of any design professional costs or other soft costs to be funded pursuant to a Draw Request is not supported by the work performed as of the date of such Draw Request, then within three (3) Business Days of its receipt of such Draw Request, the Coach Member shall inform the Developer in writing of its objection to the amount of such soft cost item or percentage of completion (it being agreed that any objection raised after such three (3) Business Day period shall be addressed in the following month’s Draw Request). Developer shall respond within two (2) Business Days of its receipt of such objection from the Coach Member by (A) adjusting the amount for such item in such Draw Request, (B) providing additional documentation to the Coach Member, (C) removing the amount for such item in its entirety from such Draw Request or (D) notifying the Coach Member that Developer does not agree with such objection. In the event that the Coach Member and Developer are unable to agree on the amount of any soft cost item included in a Draw Request, then such Draw Request shall be submitted for funding, including the amount of such soft cost item in dispute, and the dispute with respect to such amount will be resolved through Arbitration pursuant to the provisions of Article 14.

(iii)        The Coach Member shall be entitled to all material and information that is reasonably necessary to evaluate and analyze the cost information in each Draw Request and the allocation of costs to the Coach Member, and Developer shall provide the Coach Member, Coach’s Architect and the applicable Coach’s Consultants with all such material and information. If the Coach Member disputes the allocation to the Coach Member of any cost in any Draw Request, it shall notify the Developer in writing within five (5) Business Days of receipt of such Draw Request together with such material and information (it being agreed that any objection raised after such five (5) Business Day period shall be addressed in the following month’s Draw Request). Developer and the Coach Member will consult in good faith to resolve any allocation dispute, and any re-allocation of costs in resolution of such dispute will be implemented in the following month’s Draw Request in accordance with the further provisions of this Section 4.02.

(iv)        In no event shall any dispute with respect to any Draw Request prevent or delay the submission of such Draw Request on the fifteenth (15th) day of the applicable calendar month, or reduce the amount of any Draw Request so submitted.

(v)         On a quarterly basis, Developer will furnish the Coach Member with an interest adjustment at the applicable Construction Loan Rate for any of items which were disputed by the Coach Member but initially paid for with proceeds of the Coach Unit Loan or by the Coach Member.

(c)          Following the resolution or Arbitration of any dispute referenced in Section 4.02(b), Developer shall, and shall cause Legacy Tenant or Legacy Mezzanine, as applicable, to direct the Construction Lender to, re-allocate Project Costs among the Units (together with interest, as provided below) as necessary to reflect the resolution or Arbitration of all allocation issues in dispute, and the next Draw Request (to be prepared and submitted by Developer) shall reflect such re-allocations. If any costs were (or are) initially allocated to the Coach Unit and then are re-allocated to another Unit (whether before or after the Closing), the Coach Total Development Costs shall be decreased by all such amounts which are so re-allocated together with interest thereon at the Interest Rate from the date on which each such cost was (or is) paid by a Coach Lender Advance or otherwise by the Coach Member until the date on which each such cost is re-allocated to the Fund Member, and Legacy Tenant or Legacy Mezzanine, as applicable (and the Fund Member as required pursuant to the terms of the Operating Agreement), shall make Completion Deposits as and to the extent required under the applicable Loan Documents if the Mortgage Loan proceeds then available to Legacy Tenant and the Mezzanine Loan proceeds then available to Legacy Mezzanine are insufficient to fund such re-allocated costs or if the Third Party Loan is not “in balance” as a result of such re-allocation. If any costs are (or were) initially allocated to the Fund Member Units and then are re-allocated to the Coach Unit, the cost of the Fund Member Units likewise shall be decreased by all such amounts which are so re-allocated together with interest thereon at the Interest Rate from the date on which each such cost was (or is) initially funded by a Third Party Lender Advance or otherwise by the Fund Member pursuant to the terms of the Operating Agreement or the Third Party Lender until the date on which each such respective cost is re-allocated to the Coach Unit. In such event, such costs shall be funded out of the Coach Unit Loan, if available, or by the Coach Member pursuant to the terms of the Operating Agreement, as applicable.

(d)          Should any re-allocation occur after the Closing, and if the Coach Member shall have made (directly or through a Coach Lender Advance) an overpayment, Developer shall, or shall cause Legacy Tenant or Legacy Mezzanine, as applicable, to direct the Construction Lender to, re-allocate Project Costs (together with interest thereon, as provided in the following sentence) to the Fund Member Units to the extent of such overpayment, and credit any future Coach Lender Advances to be made to Legacy Tenant or Legacy Mezzanine, as applicable, or equity contributions to be made by or on behalf the Coach Member to such extent, so as to reduce the next payment required under this Agreement. Costs which are so re-allocated to the Fund Member Units shall bear interest (and be re-allocated with interest) at the Interest Rate from the date on which the Coach Member (directly or through a Coach Lender Advance) made (or makes) a payment in respect of such cost until the date on which such cost is re-allocated. Should any re-allocation occur after the Closing, and if the Coach Member shall have made an underpayment, Developer shall, or shall cause Legacy Tenant or Legacy Mezzanine, as applicable, to direct the Construction Lender to, re-allocate Project Costs (together with interest thereon, as provided in the following sentence) to the Coach Unit to the extent of such underpayment and credit any future Third Party Lender Advances to be made to Legacy Tenant or Legacy Mezzanine or equity contributions to be made by or on behalf the Fund Member to such extent, together with interest thereon at the Interest Rate from the date such cost was paid or funded until the date on which such cost is re-allocated.

(e)          The payment of any costs which are re-allocated to the Fund Member Units under Section 4.02(b), Section 4.02(c) or Section 4.02(d) and which are not recovered by the Coach Member, whether through (i) adjustments in the Coach Lender Advances which result (dollar-for-dollar) in decreases in the Coach Total Development Costs or (ii) [intentionally omitted] or (iii) payment to the Coach Member by the Fund Member, shall be paid by the Building C JV directly to the Coach Member at Final Completion, together with interest thereon as provided in Section 4.02(c) and Section 4.02(d). Such payment obligations are guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty and are consistent with the obligation to make final payments under Section 13.05. Neither the Coach Contingency nor any portion of the Coach Unit Loan may be used to pay such amounts to the Coach Member or to “cover” such amounts.

Section 4.03         Audit of Construction Costs. (a) The Coach Member and its representatives shall have the right, on a semi-annual basis, to inspect, audit and make copies of all books and records of the Building C JV and its subsidiaries or the Developer, and all materials in Developer’s possession or in the possession of the Building C JV, the Executive Construction Manager, the Construction Manager (but, in such case, only to the extent relating to the Project or Project Costs), the Project Architect (but, in such case, only to the extent relating to the Project or Project Costs), any of the Members or the Related/Oxford Guarantor (but, in each case, only to the extent that such Person has records relating to expenses charged to the Project which are not otherwise available from Developer or the Building C JV and its subsidiaries), and relating to the Project or Project Costs, to the extent necessary in order to enable the Coach Member to establish or confirm the Coach Total Development Costs or any other amounts payable by or chargeable to the Coach Member under this Agreement. Any such audit shall be conducted during business hours, on reasonable notice, and at the Coach Member’s cost and expense; provided, that if such audit reveals any over-charging or over-allocation to the Coach Member of Project Costs in excess of 3% of the aggregate amounts charged or allocated to the Coach Member which are the subject of such audit, then Developer shall reimburse the Coach Member for all out of pockets costs actually incurred by the Coach Member in conducting such audit. Any such audit may cover all prior monthly Draw Requests that have not been the subject of any prior audit (unless it shall be necessary, in order to understand and evaluate particular transactions or payments that are the subject of the audit in question, to review transactions or payments made which were the subject of a prior audit). The Coach Member shall submit a report of its findings (in each audit) to Developer not later than ten (10) Business Days after it concludes each such audit.

(b)          Developer and the Coach Member shall consult in good faith to resolve any matter in dispute raised in any audit conducted by the Coach Member as provided in Section 4.03(a) within ten (10) Business Days of Developer’s receipt of the Coach Member’s audit report. If they cannot resolve a particular dispute (with respect to any matter raised in such audit report) within such ten (10) Business Day period, the dispute shall be submitted to Arbitration pursuant to the provisions of Article 14. In no event shall a dispute prevent or delay Draw Requests from being processed and paid, subject in all events to the satisfaction of all conditions applicable thereto.

(c)          If any amounts paid are ultimately determined not to be Project Costs, or to have been improperly charged to the Coach Total Development Costs, the Coach Total Development Costs will be appropriately reduced and credited with interest at the Interest Rate.

(d)          Nothing herein shall prevent the Coach Member from conducting an inspection of all books and records of the Building C JV, Developer, its subsidiaries, the Executive Construction Manager or the Construction Manager (but, in the latter case, only to the extent relating to the Project or Project Costs) for purposes of a final accounting described in Section 13.05.

Section 4.04         Books and Records. Developer shall maintain copies of all Draw Requests, invoices and other documentation as shall be necessary to establish and verify the Project Costs for a period of two (2) years following the date on which Final Completion occurs; provided, that such maintenance shall give the Coach Member no additional rights or time periods for audit; and provided, further, that if the Coach Member requests (at any time prior to the expiration of such two-year period) that Developer deliver to the Coach Member (at the Coach Member’s sole cost and expense) copies of all such Draw Requests, invoices and other documentation, then Developer shall deliver all such materials to the Coach Member.

Section 4.05         Environmental Reports; Indemnification. (a) Developer shall provide the Coach Member with a copy of all reports, inspections, or analyses concerning the presence (or possible presence) of Hazardous Materials in or on the Land or the Building, including, without limitation, drafts thereof, which Developer commissions or receives, in each case promptly after receipt thereof.

(b)          In connection with all aspects of the Project, Developer shall comply, and shall use commercially reasonable efforts to cause the Project Architect and any Developer’s Consultants to comply, with all Environmental Laws, and shall take all such actions with respect to the Project which may be required by any Government Entity to comply with any such Environmental Laws.

(c)          Developer shall indemnify, defend, reimburse, and hold harmless the Coach Member, and each of the Coach Indemnitees, from and against any and all claims relating to (i) any alleged violation or contravention of any Environmental Laws by Developer or any of Developer’s Consultants with respect to the Land, the Developer Work, the Base Building Work, or any Finish Work performed by or on behalf of Developer or any of its Affiliates, and (ii) in connection with any remediation or cleanup of the Land required by Environmental Laws resulting from the acts or omissions of any Person; except, in each case, to the extent such losses, claims or costs (A) are caused by the Coach Member or any of the Coach Indemnitees or (B) result from the Coach Member or the Coach’s Consultants carrying out of any Coach Finish Work. The provisions of this Section 4.05(c) and the obligations of Developer hereunder shall survive the Closing and the termination of this Agreement; provided, that Developer shall have no further obligations or liabilities under this Section 4.05(c) (other than for then existing claims hereunder) from and after both of the following occur: (x) the third (3rd) anniversary of the date on which Final Completion is achieved, as agreed to by Developer and the Coach Member or, in the absence of such agreement, as determined by Arbitration as provided in this Agreement, and (y) the delivery by Developer to the Coach Member of a current Phase I environmental site assessment (and, if applicable, a current Phase II environmental assessment) for the Property, dated on or about the date referred to in clause (x) above, prepared consistent with ASTM Practice E 1527 that does not identify any recognized environmental conditions that require further investigation or remediation.

(d)          The Coach Member shall indemnify, defend, reimburse, and hold harmless Developer, and each of the Developer Indemnitees, from and against any and all claims relating to any alleged violation or contravention of any Environmental Laws by the Coach Member or any of Coach’s Consultants with respect to their performance of the Coach Finish Work; except, in each case, to the extent such losses, claims or costs (i) are caused by the Developer or any of the Developer Indemnitees or (ii) result from the Developer or the Developer’s Consultants carrying out of any Developer Work, Base Building Work or Developer Finish Work. The provisions of this Section 4.05(d) and the obligations of the Coach Member hereunder shall survive the Closing; provided, that the Coach Member shall have no further obligations or liabilities under this Section 4.05(d) (other than for then existing claims hereunder) from and after the third (3rd) anniversary of the date on which the Coach Finish Work is completed.

Section 4.06         Survival. Except as otherwise expressly provided in Section 4.05, the provisions of this Article 4 and the obligations of Developer and its successors and assigns shall survive the Closing and the termination of this Agreement.

ARTICLE 5.

AWARD OF TRADE CONTRACTS; LABOR MATTERS

Section 5.01         Bidding and Award of Contracts. (a) Developer has entered into the Executive Construction Management Agreement for the performance of the Base Building Work. The trade contracts for construction of the Project bid and awarded as of the date hereof are set forth on Exhibit R attached hereto.

(b)          To the extent not already bid and awarded, Developer shall bid and award trade contracts for construction of the Project in accordance with the provisions of this Article 5 and the Schedule.

(c)          The construction work not yet bid will be bid in separate bid packages. The Developer will or will cause the Executive Construction Manager to prepare for each bid package, in consultation with the Coach Member, a list of bidders who will be asked to respond to each bid package; provided, that no Affiliate of Developer, the Fund Member, Related, Oxford, or the Executive Construction Manager, shall be included on such list of bidders without disclosure to the Coach Member, in reasonable detail, of such Affiliate relationship and the prior written approval of Coach. If any Affiliated party is included on any list of bidders (which inclusion shall be subject to Coach’s written approval as herein provided), such Affiliated bidder shall not be provided, and shall not have or be given any access to, any information of any kind with respect to the bid package, the Schedule, the Budget, or any other aspect of, or information with respect to, the Project that is not provided to all third-party bidders and shall, in all events, be treated in the same manner and subject to the same requirements and process as all third-party bidders (except as may be otherwise agreed to in writing by the Coach Member). Developer will, or will cause the Executive Construction Manager to, provide the Coach Member with copies of the bid lists for all contractors, subcontractors and vendors and shall consult with the Coach Member in connection therewith. At the request of the Coach Member, the Developer (or the Executive Construction Manager) shall supply to the Coach Member (i) to the extent available to Developer (or the Executive Construction Manager), information regarding the background and qualifications of any contractor, subcontractor or vendor under consideration for receipt of each such bid package, and (ii) information regarding any affiliation or prior or current business dealings between Developer, Related, Oxford or the Executive Construction Manager, on the one hand, and each such contractor, subcontractor or vendor, on the other hand. The Coach Member shall have the right to request that Developer include on the list of bidders for each bid package, one or more bidders selected by the Coach Member.

(d)          As contract documents for each bid package are completed, Developer or the Executive Construction Manager shall solicit and receive from at least three (3) third-party bidders fixed price bids on each bid package; provided, that to the extent Developer believes that, with respect to any bid package, it is not possible to solicit and receive at least three (3) fixed price bids from third-party bidders, Developer shall promptly notify the Coach Member thereof and request the Coach Member’s approval to solicit and receive less than three (3) third-party fixed price bids, which approval shall not be unreasonably withheld, conditioned or delayed. During the period when Developer or the Executive Construction Manager is proceeding with the bid process (i) Developer shall keep the Coach Member apprised (on a weekly basis regarding such week’s progress and developments, if any) of the status of the bid process and provide to the Coach Member and Coach’s Consultants all information and access to all documents relating thereto as may be reasonably requested by the Coach Member or Coach’s Consultants (it being understood that such access shall be provided at a location mutually agreed to by Developer and Coach Member and that copies of fixed price bids shall not be delivered to the Coach Member but prompt access thereto will be given to the Coach Member), and (ii) the Coach Member and Coach’s Consultants may communicate any of their concerns with the bids or bidding process to Developer, which shall act reasonably to address such concerns. Developer or the Executive Construction Manager shall level bids received and prepare a bid comparison analysis and prepare a “leveling report” and access to such analyses and leveling report to the Coach Member and its Consultants promptly (it being understood that such access shall be provided at the Field Office and that copies of fixed price bids and the leveling report shall not be delivered to the Coach Member outside of the Field Office). If Developer shall arrange bid conferences, Developer shall invite the Coach Member and Coach’s Consultants to attend all bid conferences. The Coach Member and Coach’s Consultants may attend any bid conferences.

(e)          Developer shall consult with the Coach Member and Coach’s Consultants prior to awarding any hard cost contract if any part of the costs of such contract is or will be borne by the Coach Member. After consulting with the Coach Member and Coach’s Consultants, Developer shall award all contracts based on cost, quality of work, ability to meet the Schedule and ability to satisfy the requirement of this Agreement; provided, that if Developer does not award a contract to the lowest bidder, Developer shall provide the Coach Member with an explanation of Developer’s reasons for not awarding the applicable contract to the lowest bidder, which must be consistent with the foregoing criteria. Notwithstanding the foregoing Developer shall not award any contract to any Affiliate of Developer, the Fund Member, Related, Oxford, or the Executive Construction Manager, if such person is not the lowest bidder, without the prior written approval of the Coach Member. In addition, there shall be a trade payment breakdown or schedule of values attached to each trade contract entered into by Legacy Tenant or the Executive Construction Manager (either prior to or after the date of this Agreement) which will allocate costs consistent with the Cost Allocation Methodology. Costs will, in any event, be allocated to the Coach Member in accordance with the Cost Allocation Methodology, as elsewhere provided in this Agreement. Any dispute regarding whether any trade payment breakdown or schedule of values is, in fact, consistent with the Cost Allocation Methodology shall be submitted to Arbitration to be resolved in accordance with the provisions of Article 14.

(f)          In no event shall the Coach Member have any liability or obligation to any contractor, subcontractor or vendor solicited or selected by Developer, Legacy Tenant or the Executive Construction Manager as provided in this Section 5.01 or otherwise providing goods or services to the Project (unless such contractor is employed directly by the Coach Member in connection with its Finish Work), and except that the costs thereof shall constitute Project Costs and shall be part of the Coach Total Development Costs to the extent provided in this Agreement, the Cost Allocation Methodology and the Budget.

(g)          The Coach Member shall keep confidential any confidential bid information received by it. If the Coach Member shares any bid information with its consultants, it shall direct such consultants likewise to keep such information confidential.

(h)          The provisions of this Section 5.01 (other than Section 5.01(g)) shall only apply to contracts as to which all or any portion of the payments thereunder shall constitute part of the Coach Total Development Costs. If the Coach Member is not allocated any portion of the cost of such contract, the Coach Member shall have no involvement in the bidding with respect to such contract.

(i)          Either party may elect to dispute whether Developer’s bidding and awarding procedures comply with the provisions of this Section 5.01 and to have such dispute submitted to Arbitration pursuant to the provisions of Article 14, and, to the extent feasible, the parties shall diligently attempt to cause the Arbiter to resolve such dispute within five (5) Business Days after the appointment of such Arbiter. Developer shall have no obligation to suspend the bidding and awarding process if the Coach Member causes any dispute with respect thereto to be submitted to Arbitration; provided, that Developer shall be responsible for any and all additional costs and expenses, including, without limitation, Project Costs, resulting from Developer’s failure to comply with the provisions of this Section 5.01 and bid and award contractors in accordance with such provisions.

Section 5.02         Project Labor Agreement. Developer has provided a copy of the Project Labor Agreement to the Coach Member. Developer hereby represents and warrants to the Coach Member that the Project Labor Agreement by its terms will no longer apply to the Coach Unit or any owner or occupant thereof from and after the substantial completion of the Coach Finish Work (including any Coach Finish Work punch list items). Developer shall, and shall cause Legacy Tenant and the Executive Construction Manager to, promptly deliver to the Coach Member any amendment or supplement to the Project Labor Agreement, or any separate or additional letter or agreement sent to or entered into with the Building & Construction Trade Council of Greater New York or with any individual union or other trade group in connection with the Project, and shall not, and shall not cause or permit Legacy Tenant or the Executive Construction Manager to, enter into any of the foregoing without the prior written consent of the Coach Member if the same would impose any costs on or otherwise adversely affect the Coach Member or the Coach Unit. In no event shall there be any agreement or commitment with any trade group or union which will affect the management or operation of the Coach Unit by the Coach Member.

ARTICLE 6.
SCHEDULE AND UPDATES

Section 6.01         Project Schedule; Updates. (a) Developer shall use Best Efforts to adhere to, and will instruct and use its Best Efforts to cause the Executive Construction Manager, the Project Architect and other Consultants and all contractors to adhere to, the dates and time periods set forth in the Schedule (subject to Force Majeure events, Coach Change Delays extending beyond the Change Order Grace Period resulting from any change requested by the Coach Member and Coach Work Delays).

(b)          Developer shall give the Coach Member (for the Coach Member’s review) (i) monthly “look-aheads” with respect to the Schedule and (ii) quarterly updates of the Schedule (or on such other shorter basis, including monthly, as any such updates are prepared and issued by the Executive Construction Manager or Developer), in each case showing revisions, additions, and deletions and providing detailed explanations of all such modifications. The Coach Member shall have the right to approve any such updates or amendments if any such updates or amendments (or any component thereof) have or will have the effect (on their face, or as implemented) of discriminating against the Coach Member (i.e., if the change favors or has the effect of favoring the work for the Fund Member or any Fund Unit over work to be performed for the Coach Member or the Coach Unit). Notwithstanding the foregoing, no update to the Schedule shall be deemed to modify or amend the Block Delivery Schedule or the anticipated Substantial Completion Date unless and to the extent specifically approved by the Coach Member. Any dispute regarding any such matter shall be submitted to Arbitration to be resolved in accordance with the provisions of Section 14.01.

Section 6.02         Milestones. (a) For purposes hereof, the terms “Major Milestone Event” and “Major Milestone Outside Date” means the Major Milestone Event and the corresponding Major Milestone Outside Date set forth directly across from said Major Milestone Event in the chart below:

	Major Milestone Event	Major Milestone Target Date	Major Milestone Outside Date*

1.	Completion of foundation and lowest slab (street level)	August 21, 2013	September 20, 2013

2.	Completion of concrete with slab at 21st Floor	April 10, 2014	May 10, 2014

3.	Delivery of Floors 6 – 10 in Delivery Condition	April 30, 2014	May 14, 2014

4.	Delivery of Floors 11 – 15 in Delivery Condition	June 13, 2014	June 27, 2014

5.	Delivery of Floors 16 – 20 in Delivery Condition	July 29, 2014	August 12, 2014

6.	Availability of Temporary HVAC to Coach Areas	October 1, 2014	October 15, 2014

7.	Completion and delivery of Office Unit 1 Service Elevator in Delivery Condition	December 29, 2014	January 28, 2015

8.	Permanent electrical power to Coach Areas delivered	February 1, 2015	February 15, 2015

9.	Completion and delivery of Office Unit 1 Passenger Elevators in Delivery Condition	February 3, 2015	March 5, 2015

10.	Permanent HVAC to Coach Areas tested, operational and balanced	May 1, 2015	May 15, 2015

11.	Completion and delivery of Coach Lobby and Coach Atrium in Delivery Condition	May 4, 2015	May 18, 2015

12.	Completion of fire-alarm contractor certified pre-test in Delivery Condition	May 15, 2015	May 15, 2015

13.	Completion of Developer TCO Work and, subject to completion of Coach TCO Work where applicable, receipt of a temporary certificate of occupancy for the Coach Areas	June 1, 2015	June 1, 2015

14.	Coach Expansion Premises (if Coach Expansion Right is Exercised)	90 days after later of (i) the Coach Expansion Notice date or (ii) July 29, 2014	90 days after later of (i) the Coach Expansion Notice date or (ii) August 12, 2014

*Each Major Milestone Outside Date shall be extended on a day-for-day basis for delays caused by Force Majeure events, Coach Change Delays extending beyond the Change Order Grace Period, and Coach Work Delays. For all purposes of this Agreement, (i) concurrent delays caused by any Force Majeure event, Coach Change Delay extending beyond the Change Order Grace Period, or Coach Work Delay, shall only be counted once as a single period of delay, (ii) concurrent delays caused by any Force Majeure event, Coach Change Delay and Coach Work Delay shall be deemed to be caused by such Force Majeure event, and (iii) concurrent delays caused by any Coach Change Delay and Coach Work Delay shall be deemed to be caused by such Coach Change Delay.

(b)          Developer shall exercise Best Efforts to cause each Major Milestone Event to be achieved on or prior to the corresponding Major Milestone Target Date set forth directly across from said Major Milestone Event (but the failure of said Major Milestone Event to be achieved on or prior to the applicable Major Milestone Target Date shall not, in and of itself, constitute a Developer Default or otherwise impose on Developer penalties or other liabilities to the Coach Member hereunder). If, on or prior to a Major Milestone Outside Date, Developer shall not complete, or cause to be completed, the applicable Major Milestone Event, then Developer shall, or shall cause the Executive Construction Manager to, exercise Best Efforts to take all actions necessary or appropriate to mitigate any delays to the construction of the Project, the completion of the applicable Major Milestone Event and the timely completion of the next Major Milestone Event on or prior to the Major Milestone Outside Date with respect thereto (including, without limitation, the employment of overtime labor or other expenditure of additional money) at Developer’s sole cost and expense (and no portion of the cost thereof shall be included in Coach Total Development Costs). Nothing contained in this Section 6.02 (including, without limitation, Developer’s efforts to mitigate any delay) shall in any way limit any rights or remedies of the Coach Member set forth in this Agreement or the Operating Agreement or otherwise with respect to any such delay or affect any of Developer’s obligations to the Coach Member with respect thereto (except to the extent any such delay is actually mitigated or eliminated).

(c)          If the Coach Member believes in good faith that any delay with respect to the completion of any Major Milestone Event on or prior to the applicable Major Milestone Outside Date might be mitigated by the expenditure of additional money or the performance of overtime work, the Coach Member may give notice thereof to Developer setting forth in reasonable detail the Coach Member’s proposed plan of mitigation. If, in Developer’s reasonable judgment, the Coach Member’s mitigation plan will reduce or eliminate the applicable delay in the completion of such Major Milestone Event, Developer shall, or shall cause the Executive Construction Manager to, implement such plan at Developer’s sole cost and expense (and no portion of the cost thereof shall be included in Coach Total Development Costs). In addition, if requested by the Coach Member, Developer shall provide to the Coach Member a proposed plan for mitigation of the delay in question, and Developer shall, or shall cause the Executive Construction Manager to, exercise Best Efforts to implement such plan at Developer’s sole cost and expense (and no portion of the cost thereof shall be included in Coach Total Development Costs). The performance of any such mitigation work by Developer (including, without limitation, the payment of additional money by Developer or the performance of overtime work at Developer’s sole cost and expense) shall not affect any of Developer’s obligations to the Coach Member with respect to such delay (except to the extent any such delay is actually mitigated or eliminated).

(d)          For the avoidance of doubt, the obligations of Developer under this Section 6.02 are guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty, and neither the Coach Contingency nor any portion of the Coach Unit Loan may be used to pay such amount to the Coach Member or to “cover” such amount.

(e)          Any dispute regarding the timely completion of any Major Milestone Event or Developer’s compliance with its obligations under this Section 6.02 to mitigate any delay in the completion of any Major Milestone Event shall be submitted to Arbitration pursuant to the provisions of Article 14.

ARTICLE 7.
SUBGUARD; PAYMENT AND PERFORMANCE BONDS;
DEVELOPER’S INSURANCE; DEVELOPER INDEMNITIES

Section 7.01         Subguard. (a) Subject to the provisions of Section 7.01(b), Developer shall obtain and maintain that certain subguard policy form (the “Subguard Policy”) issued by an insurer selected by Developer and reasonably acceptable to the Coach Member for the benefit of the Building C JV. The Coach Member shall have the right to approve any material amendments to the Subguard Policy, such approval not to be unreasonably withheld or delayed. Developer shall provide the Coach Member with any notice of cancellation of the Subguard Policy it receives from the Subguard Policy insurer within five (5) Business Days of its receipt of such notice. The costs associated with obtaining and maintaining the Subguard Policy shall constitute a Project Cost.

(b)          Notwithstanding the foregoing provisions of Section 7.01(a), Developer may, in lieu of obtaining and maintaining a Subguard Policy, obtain or cause to be obtained (i) dual obligee payment and performance bonds for all trade contracts relating to the Developer Work and the Base Building Work a contract amount in excess of Two Million Dollars ($2,000,000.00), which dual obligee payment and performance bonds shall be substantially in the form of Exhibit P attached hereto with a surety company reasonably acceptable to the Coach Member and licensed to do business in the State of New York, as surety, and with, inter alia, Executive Construction Manager, Developer, Legacy Tenant, the Coach Member and the Coach Lender as dual obligees, and (ii) a guaranty in favor of, inter alia, Executive Construction Manager, Developer and Legacy Tenant, from the creditworthy parent entity of Construction Manager with respect to any work that is “self-performed” by Construction Manager or an Affiliate thereof.

Section 7.02         Insurance Coverages. (a) Developer or the Executive Construction Manager shall cause to be maintained (through Final Completion) the insurance coverages listed and described in Exhibit S-1 attached hereto, naming the parties described in Exhibit S-2 attached hereto as named or additional insureds, as applicable. Developer shall not amend or revise or terminate (or permit the Executive Construction Manager or any Person to amend or revise or terminate) the coverages (including any limits or deductibles shown on Exhibit S-1 attached hereto) without the Coach Member’s prior written approval, which approval shall not be unreasonably withheld or delayed; provided, that Developer may, without first obtaining the Coach Member’s prior written approval, revise (or cause to be revised) any builder’s risk policy obtained and maintained by Developer, as required herein, to omit or reduce from the coverage provided thereby at the appropriate time the Coach Unit is conveyed to the Coach Member (and thereafter covered by the Condominium policies or the Coach Member’s property insurance) in accordance with the provisions of this Agreement and the Operating Agreement.

(b)          Developer shall maintain in full force and effect the OCIP “Wrap-Up” liability insurance policy which is currently in effect until Final Completion. The OCIP Wrap-Up policy shall be limited to the activities that are performed on the Project site and shall be implemented prior to the commencement of construction activity. Coach, Inc. and the Coach Member shall be named insured, and the Coach Lender shall be named as an additional insured, for any policies issued under the OCIP “Wrap-Up”. Developer shall use Best Efforts to cause the Project Architect to maintain in full force and effect, the errors and omissions policies which are currently in effect until the Base Building Work is completed. Developer shall not amend or revise or terminate (or permit or consent to any amendment, revision or termination of) such policies without, in each case, the Coach Member’s prior written approval, which approval shall not be unreasonably withheld or delayed.

(c)          With respect to all insurance policies maintained by Developer as required hereunder, Developer shall (i) provide the Coach Member with a certified copy of binders and polices and (ii) provide the Coach Member with certificates of insurance evidencing such insurance policies in a form reasonably acceptable to the Coach Member.

(d)          Each insurance policy provided under Sections 7.02(a), (b) or (c) above shall provide that it will not expire or terminate or be cancelled without, in each case, the insurer’s providing to the Coach Member at least thirty (30) days prior written notice of such expiration, termination or cancellation.

Section 7.03         Legal Proceedings. (a) Developer shall, or shall cause Legacy Tenant (or its insurance carrier) to, defend any Legal Proceedings commenced against any of the Coach Indemnitees arising from or due to any bodily injury, sickness, disease or death of or to any person or persons, or any damage to or destruction of property, arising as a result of or in connection with the construction of any portion of the Base Building and any activities of any Person retained by or on behalf of the Developer, Legacy Tenant or the Executive Construction Manager in connection with the Project (whether such activities are on-site or off-site). All reasonable and actual net costs thereof (to the extent not covered by insurance) shall constitute Project Costs, and shall constitute a part of Coach Total Development Costs to the extent of Coach’s Allocable Share thereof.

(b)          Developer shall copy the Coach Member on all material documents it sends or serves in any such Legal Proceeding, shall give the Coach Member copies of any material documents served on it in any such Legal Proceeding and shall advise the Coach Member regularly as to the status of the same (unless such Proceeding is being handled by an insurance carrier or its counsel, in which event Developer shall provide the Coach Member with reports on the status of such Legal Proceedings from time to time and, in any event, upon request). If Developer fails to defend, or cause Legacy Tenant (or its insurance carrier) to defend, diligently against any such Legal Proceeding, the Coach Member (or any other Coach Indemnitee named in such proceeding) shall have the right (but not the obligation) to defend the same at the expense of the Developer or the Building C JV, as applicable. Developer shall not settle any such Legal Proceeding without the written consent of the Coach Indemnitee named in such Legal Proceeding unless such settlement shall release each Coach Indemnitee against whom liability has been asserted from all liability with respect to such Legal Proceeding without any contribution from such Coach Indemnitee. The foregoing provisions shall not require defense of any Legal Proceeding against any Coach Indemnitee to the extent of the gross negligence of willful misconduct of such Coach Indemnitee or any other Coach Indemnitee.

(c)          Developer’s obligations to cause Legacy Tenant to undertake the defense under this Section 7.03 shall not be limited or defined by the amount of insurance carried by Developer or by limitations on amount or type of damages under worker’s compensation acts or other laws relating to employee benefits.

(d)          Notwithstanding any provision of this Agreement to the contrary, the Coach Member shall have the right to approve the settlement of any litigation or the settlement of any arbitration, or the release or compromise of any claim of or debt due to the Building C JV or any of its subsidiaries, which settlement, release or compromise could result in an increase the Coach Total Development Costs.

(e)          In no event shall the Coach Member have any liability or obligation to the Executive Construction Manager, any Developer’s Consultant, any contractor, subcontractor, vendor, worker, employee or other Person employed by Developer or by Executive Construction Manager or any of Developer’s Consultants, or, except to the extent otherwise provided in the Operating Agreement, the Building C JV, and Developer shall indemnify the Coach Member from and against claims from any such Person, except to the extent such losses are caused by the Coach Member’s gross negligence or willful misconduct.

(f)          The provisions of this Section 7.03 and the obligations of Developer and its successors and assigns hereunder shall survive the Closing and termination of this Agreement.

ARTICLE 8.
COACH FINISH WORK; SITE LOGISTICS

Section 8.01         Design of Coach Finish Work. (a) The Coach Member will design the Coach Finish Work, at the Coach Member’s expense, and will consult with Developer on an on-going basis in order to facilitate proper coordination of the design of the Coach Finish Work with the design and construction of the Developer Work. The Coach Member will update and deliver to Developer a schedule for construction of the Coach Finish Work periodically as such schedule is updated. A preliminary schedule for construction of the Coach Finish Work is attached hereto as Exhibit T. The Coach Member will deliver design development documents and final construction documents showing the Coach Finish Work to Developer. To the extent any Coach Finish Work requires the prior consent of the Construction Lender pursuant to the terms of the Loan Documents, the performance of such work shall be subject to Construction Lender’s consent and Developer shall promptly seek, or shall cause Legacy Tenant or Legacy Mezzanine, as applicable, to promptly seek, Construction Lender’s consent and shall reasonably cooperate with the Coach Member and the Construction Lender to obtain Construction Lender’s consent.

(b)          Developer will have the right to review plans for the Coach Finish Work, submit comments to the Coach Member and disapprove any design feature in a plan or design relating to the Coach Finish Work only if the design feature or element (i) violates the Declaration of Easements, the Restrictive Declarations or the ZLDA (as each such term is defined in the Operating Agreement), or applicable Laws, (ii) is structurally or mechanically incompatible with any aspect of the Base Building, (iii) would require changes in the Base Building design to accommodate such design feature (it being understood that Developer’s right to disapprove any such change and the design for the Coach Finish Work shall, in such instance, be governed by the provisions of Section 3.06, which are incorporated herein by this reference), (iv) would increase the costs of operation or construction of any portion of the Building other than the Coach Unit (unless, in the case of any such increased construction costs, the Coach Member funds such costs), (v) would delay completion of the Base Building in accordance with the then current Schedule, or (vi) would cause the Floor Area of the Coach Unit to exceed the Coach Floor Area in the aggregate.

(c)          Developer shall respond or object to any plans for the Coach Finish Work (to the extent it is permitted to do so, as provided in paragraph (b) above) within ten (10) Business Days after receipt of the same and all requested additional information. If Developer gives comments or objections within such ten (10) Business Days (including any request for further information), Developer and the Coach Member will consult, in an effort to resolve any issues. The ten (10) Business Day period in this Section 8.01(c) shall be extended if the Coach Member’s submission is materially defective or incomplete and Developer so notified the Coach Member. The Coach Member will furnish interpretations, explanations, and additional information if and as requested by Developer within the ten (10) Business Day period under this Section 8.01(c). Any consent granted by Developer to any plan submitted by the Coach Member which impacts the design or construction of the Base Building shall be deemed an acknowledgment by Developer that it has obtained (or determined that it was not required to obtain) the prior consent, as applicable, of the Construction Lender to such plan.

(d)          If Developer does not respond or object to any plans for the Coach Finish Work within ten (10) Business Days after receipt of the same and all requested additional information, then Developer will be deemed to have approved such proposed change and the implementation thereof; provided, that with respect to any proposed change which would cause the Floor Area of the Coach Unit to exceed the Coach Floor Area in the aggregate, if Developer fails to respond within such ten (10) Business Day period, the Coach Member may send a second notice to Developer of such failure to respond and if Developer does not respond or object, in reasonable detail, to such second notice within five (5) days after receipt of the same, then Developer will be deemed to have approved such proposed change. The Coach Member understands that any deemed consent by Developer as provided in this Section 8.01(d) shall not bind the Construction Lender (if its consent to such a plan is required). Developer shall, however, seek to obtain the consent of the Construction Lender (where such consent is required).

(e)          The Coach Member may not proceed to construct any aspect of the Coach Finish Work which has been disapproved by Developer until the issue is resolved. Any dispute as to whether any matter is (or is not) subject to the approval of Developer as set forth in Section 8.01(b) shall be submitted to Arbitration to be resolved in accordance with the provisions of Article 14. Any dispute as to Developer’s approval or disapproval of any matter described in this Section 8.01 shall not be arbitrable.

(f)          Without limiting the provisions of Section 3.03, Section 8.02 or Section 9.01, the Coach Member, Coach’s Architect and Coach’s Consultants shall have the right, but not the obligation, prior to the same satisfying the Delivery Condition, to enter any Block of the Coach Unit between the hours of 8:00 a.m. and 3:00 p.m. and at all other times during which a hoist or any other vertical transportation is in operation at the Building for the purposes of inspecting, measuring and designing the same, subject to reasonable notice to Developer. Developer shall have the right to have its representatives present during such access.

(g)          The Coach Member may not proceed to construct any aspect of the Coach Finish Work unless the Coach Member first obtains all applicable DOB or other permits required by Law. Developer shall, promptly upon request, provide to the Coach Member and Coach’s Consultants all information and materials necessary (and execute the same if required) for the Coach Member to obtain all applicable DOB or other approvals and permits required by Law which respect to the Coach Finish Work.

(h)          The Coach Member shall perform the Coach Finish Work in accordance with the LEED certification requirements set forth on Exhibit U attached hereto or otherwise in accordance with LEED Gold certification requirements.

Section 8.02         Block Delivery. (a) Developer shall use its Best Efforts to deliver to the Coach Member each Block in Delivery Condition in accordance with the schedule and sequence for such delivery set forth in Section 6.02(a) (the “Block Delivery Schedule”) and the provisions of this Section 8.02 so as to permit the Coach Member to perform the Coach Finish Work in advance of Substantial Completion and the Closing. Anything contained in this Section 8.02 to the contrary notwithstanding, the Coach Member shall not be obligated to accept delivery of any Block outside of the sequence set forth in the Block Delivery Schedule or to accept delivery of any partial Block.

(b)          With respect to each Block, Developer shall give the Coach Member a notice stating that Developer believes that such Block is, or is about to be, in Delivery Condition, and setting forth a date, not less than ten (10) Business Days after the giving of such notice, for the parties to conduct a joint walk-through of such Block. On the date so set forth in Developer’s notice, Developer, Developer’s Consultants, the Coach Member and Coach’s Consultants shall walk through and make a visual inspection of each floor in such Block, and (i) if the Coach Member concurs that the Block is in Delivery Condition, the Coach Member shall thereupon be deemed to have accepted delivery of possession of such Block, subject to any punch-list items noted during such walk-through which shall be completed by Developer, any latent defects and any other defects, omissions, or failures in Delivery Condition not readily ascertainable by a visual inspection, or (ii) if the Coach Member concludes such Block is not in Delivery Condition, the Coach Member shall specify and list in reasonable detail all items of work asserted to be incomplete which result in the Delivery Condition not having been achieved. Notwithstanding the foregoing, the Coach Member may (but shall have no obligation), upon any walk-through, concur that one or more whole (but not partial) floors within a Block are in Delivery Condition (but not the balance of such Block), in which case the Coach Member may (but shall have no obligation to) accept delivery of such floor or floors (but not of the balance of such Block).

(c)          Without limiting the foregoing provisions of Section 8.02(b) with respect to Delivery Condition, the parties agree that the delivery to, and acceptance by, the Coach Member of any Block, or any performance of Coach Finish Work by the Coach Member on any floor or floors of such Block, will not constitute Substantial Completion.

(d)          Without limiting the obligations of Developer under Section 6.02, if Developer shall (i) fail to deliver any Block in its Delivery Condition to the Coach Member on or prior to the date specified for such delivery on the Block Delivery Schedule or (ii) fail to complete or cause to be completed any Major Milestone Event on or prior to the applicable Major Milestone Outside Date or (iii) otherwise delay (in violation of this Agreement) the Coach Member’s completion of the Coach Finish Work, then (A) the Coach Member shall have the right to take any actions and incur any expenses (including, without limitation, the expenditure of additional monies and the performance of overtime work) which the Coach Member believes in good faith would reasonably be expected to mitigate any delay to the Coach Finish Work resulting from Developer’s failure to so deliver any such Block, complete or cause the completion of any Major Milestone Event on or prior to the applicable Major Milestone Outside Date, or Developer otherwise delaying (in violation of this Agreement) the Coach Member’s completion of the Coach Finish Work, and any and all such actual out-of-pocket expenses so incurred by the Coach Member shall be reimbursed by Developer within ten (10) days of the Coach Member’s demand therefor, and (B) Developer shall pay to the Coach Member all Coach Holdover Costs and other actual out-of-pocket losses, costs, expenses and damages (but not any punitive, speculative or special damages) resulting from the Coach Member’s inability to perform or complete timely the Coach Finish Work and occupy timely the Coach Unit as a result of any such delay, such payment to be due as and when incurred and within ten (10) days after demand by the Coach Member (such payments to be made timely within such time periods without regard to the existence or pendency of any dispute with respect thereto as provided below, but subject to true-up based on the resolution of any such dispute, if applicable). The obligation of Developer to make the payments set forth in this Section 8.02(d) is guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty, and neither the Coach Contingency nor any portion of the Coach Unit Loan may be used to pay such amount to the Coach Member or to “cover” such amount. Nothing contained in this Section 8.02(d) shall in any way limit any rights or remedies of the Coach Member set forth in this Agreement or the Operating Agreement or otherwise with respect to any such delay or affect any of Developer’s obligations to the Coach Member with respect thereto (except to the extent any such delay is actually mitigated or eliminated). Any dispute regarding whether (x) the Coach Member’s mitigation efforts were made in good faith or (y) the incurrence by the Coach Member of costs (but not the amount thereof) in connection therewith was reasonable giving due regard to the nature of the delay in question or (z) with respect to a claim under clause (iii) above, whether Developer has otherwise delayed the Coach Member’s completion of the Coach Finish Work in violation of this Agreement, in each case shall be submitted to Arbitration pursuant to the provisions of Article 14.

Section 8.03         Site Logistics Procedures. Simultaneously herewith, Developer has prepared and the Coach Member has approved the preliminary plan and written procedures for logistics, hoisting and access which is attached hereto as Exhibit V attached hereto (the “Preliminary Site Logistics Plan”). Developer shall amend and expand upon the Preliminary Site Logistics Plan as may be reasonably necessary or desirable to (a) further accommodate for the side-by-side performance of (i) the Developer Work and Base Building Work and (ii) the Coach Finish Work, (b) further address procedures for coordination by Coach’s Consultants and Developer’s Consultants with respect to the sharing of the Building hoist and loading docks during the performance of Developer Work and the Coach Finish Work, and (c) without duplication of any amounts otherwise included in Coach Total Development Costs, properly allocate the equitable sharing of costs associated therewith; provided, that Developer shall consult with the Coach Member in developing any such amendments or materials and shall obtain the Coach Member’s prior written consent to any such amendment to, or other expansion of, the Preliminary Site Logistics Plan (or new such Plan or procedures) (which consent shall not be unreasonably withheld or delayed). The Preliminary Site Logistics Plan and any revisions or additions to the Preliminary Site Logistics Plan (or any new like plan or procedure) (collectively, the “Site Logistics Procedures”), and Developer and the Executive Construction Manager in implementing same, shall: (i) not discriminate against the Coach Member (e.g., favor the Fund Member or its occupants), it being understood, however, that Base Building Work shall have priority over Coach Finish Work (but Coach Finish Work shall have priority over any other Finish Work); (ii) ensure that, as of the Substantial Completion Date, the Coach Member shall have the exclusive use of (and regular access to) the Coach Elevators and the Coach Lobby (provided that such exclusive use shall be subject to the completion of Punch List Work); (iii) following the delivery of any Block to the Coach Member in Delivery Condition, allow the Coach Member orderly and regular access to those areas of the Building outside the Coach Areas (including the roofs) which the Coach Member must access to perform the Coach Finish Work and for commissioning of Coach Exclusive Systems and Coach Shared Building Systems; (iv) following the delivery of any Block to the Coach Member in Delivery Condition, provide that the Coach Member is provided with temporary utilities, to perform Coach Finish Work, if available under normal construction sequencing (it being understood that the Coach Member shall have permanent utility power and HVAC in the Coach Unit at and as a condition of Substantial Completion); and (v) following the delivery of any Block to the Coach Member in Delivery Condition, provide the Coach Member non-exclusive access to, and use of, construction hoists, freight elevators, loading docks, staging areas (outdoor or indoor as appropriate) and other services and facilities (each if and to the extent operational) for use by the Coach Member, Coach’s Consultants and their respective workers and vendors; in all cases, the Coach Member and Developer hereby agreeing to coordinate side-by-side performance of the Base Building Work and the Coach Finish Work in accordance with the Site Logistics Plan. The Site Logistics Procedures shall not impose, at any time, any cost or charge or fees for access to or through, or use of, any facilities or areas in the Building; provided, that Developer shall have the right to restrict the Coach Member’s access to certain non-common areas of the Building, to the extent reasonably necessary to complete the Developer Work or the Base Building Work, so long as such restriction of access shall not affect the Coach Member’s ability to timely perform the Coach Finish Work or occupy the Coach Areas for the normal conduct of business in the ordinary course. The Site Logistics Procedures shall not impose, at any time, any cost or charge or fees for utilities (other than as set forth in the Budget) or general conditions items (other than as set forth in the Cost Allocation Methodology). Notwithstanding the foregoing, the Coach Member understands and agrees that it may be required to pay additional general conditions costs (e.g., overtime or utilities) in connection with the performance of the Coach Finish Work, but under no circumstances shall the Coach Member be charged for costs it is already paying for through (or as part of) the Coach Total Development Costs; provided, that from the date of the Delivery of the first Block in Delivery Condition until Final Completion, Developer shall be responsible for any and all costs of installing and commissioning the permanent perimeter heating units in the Coach Unit during the performance of Coach Finish Work (it being understood and agreed that the Coach Member shall be responsible for maintaining, and for all costs of operating, such perimeter heating units in the Coach Unit).

Section 8.04         Performance of Coach Finish Work; Coach Work Delay. (a) Developer understands that the Coach Member may perform the Coach Finish Work both prior to and after the Substantial Completion Date and the Closing Date. The Coach Member understands that its contractors and subcontractors performing any Coach Finish Work, whether prior to or after the Substantial Completion Date or the Closing Date and until Developer completes all of its work in the Base Building, will be subject to the direction and coordination of Developer in accordance with the Site Logistics Plan. The Coach Member shall comply with the Site Logistics Procedures, and shall repair any damage to the Building caused by the Coach Member or its contractors and subcontractors in the performance of any Finish Work.

(b)          If the Coach Member shall perform any Coach Finish Work prior to the Substantial Completion Date on any Block delivered to the Coach Member in accordance with Section 8.02 and the Coach Member reasonably anticipates that such performance of Coach Finish Work shall result in an actual delay in the Substantial Completion of Developer Work or Developer obtaining a temporary certificate of occupancy for the Building, the completion of Punch List Work within the agreed-upon time periods to complete such Punch List Work, the Coach Member shall promptly notify Developer thereof. If (i) prior to the Substantial Completion Date on any Block delivered to the Coach Member in accordance with Section 8.02, the Coach Member shall perform Coach Finish Work with respect to such Block in a manner that is not consistent with good construction practices for comparable projects in New York City and the Site Logistics Procedures (taking into account the side by side performance of (x) the Developer Work and Base Building Work and (y) the Coach Finish Work contemplated under this Agreement), and such performance of Coach Finish Work results in an actual delay in the Substantial Completion of the Developer Work, (ii) the Coach Member fails to comply with its obligations under this Agreement and such failure results in an actual delay in the Substantial Completion of the Developer Work or an actual delay in the completion of Punch List Work within the agreed-upon time periods to complete such Punch List Work, or (iii) Coach’s Architect or Coach’s Consultants act in a manner that is outside the scope of their engagement in connection with the Project and inconsistent with this provisions of this Agreement and such actions result in an actual delay in the Substantial Completion of the Developer Work or an actual delay in the completion of Punch List Work within the agreed-upon time periods to complete such Punch List Work (each of clauses (i)-(iii), a “Coach Work Delay”), then, as applicable, the Developer Work shall be deemed to have been Substantially Completed (solely for purposes of Developer’s obligation to substantially complete in accordance with the Schedule) on the date it would have been Substantially Completed but for such delay, such Punch List Work shall be deemed to have been completed (solely for purposes of Developer’s obligation to complete the same within the agreed-upon time periods) on the date it would have been completed but for such delay, as applicable. If Developer fails to notify the Coach Member of any delay that could become a Coach Work Delay within five (5) Business Days after Developer becomes aware of such delay, then such delay shall not be deemed to have occurred until Developer gives notice to the Coach Member of such delay. Any calculation of Coach Work Delay shall be made on a net basis taking into account actual time savings, if any, resulting from any acts of the Coach Member, Coach’s Architect, Coach’s Consultants or any of such parties’ agents, employees or contractors. If Developer or the Coach Member believes that any Coach Work Delay (or any delay which may result in a Coach Work Delay) might be mitigated by the expenditure of additional money or the performance of overtime work, Developer or the Coach Member, as applicable, may give notice thereof to the other party setting forth in reasonable detail Developer’s or the Coach Member’s, as applicable, proposed plan of mitigation. In addition, if requested by the Coach Member, Developer shall endeavor to propose a plan that, in Developer’s reasonable judgment, might mitigate the Coach Work Delay in question. If, in Developer’s reasonable judgment, the Coach Member’s mitigation plan or Developer’s mitigation plan will reduce or eliminate said Coach Work Delay and will not otherwise cause a disruption in the Schedule, Developer shall notify the Coach Member of Developer’s estimate of such expenditure or the amount of such overtime work, and the Coach Member shall have the right to pay such additional money (as finally determined) or to cause such overtime work to be performed at the Coach Member’s sole cost and expense, in either case by giving notice thereof to Developer within ten (10) days after the Coach Member was given such notification by Developer. The payment of such additional money by the Coach Member or the performance of such overtime work at the Coach Member’s expense shall be in addition to, and separate from, the Coach Total Development Costs and shall not be subject to the Coach Costs Cap, shall not affect the obligations of the Coach Member with respect to such Coach Work Delay (to the extent such delay shall not be mitigated or eliminated), and shall be guaranteed by the Coach Guarantor subject to and in accordance with the Coach Guaranty. Any dispute with respect to the existence or duration of any Coach Work Delay shall be submitted to Arbitration pursuant to the provisions of Article 14.

(c)          The performance of any Developer Work or Finish Work, including, without limitation, the Coach Finish Work, or any other work in the Project, shall not be carried out in a manner which would violate the Project Labor Agreement or any other union contracts affecting the Project (provided that any such other union contracts shall be subject to the Coach Member’s prior written approval to the extent such contracts would impose any obligations or restrictions on the Coach Member or any Coach Finish Work would otherwise fall under the purview thereof), or create any work stoppage, picketing, labor disruption or labor disharmony. If Developer Work is performed using union labor, the Coach Finish Work shall also be performed using union labor.

Section 8.05         Cost of Performing Coach Finish Work. The cost of Coach Finish Work shall not be the responsibility of the Developer, the Building C JV or any of its subsidiaries or the Fund Member, but shall be at the sole cost and expense of the Coach Member.

ARTICLE 9.
INSPECTION RIGHTS DURING CONSTRUCTION; SUBSTANTIAL COMPLETION; DELAYS IN ACHIEVING SUBSTANTIAL COMPLETION; PUNCH LIST; WARRANTIES; DEFECTIVE WORK

Section 9.01         Inspection by the Coach Member During Construction; On-Going Consultation. The Coach Member and its representatives (including Coach’s Consultants) will have the right, at the Coach Member’s expense, and on reasonable notice between the hours of 8:00 a.m. and 3:00 p.m. and at all other times during which a hoist or any other vertical transportation is in operation at the Building, to inspect from time to time any construction work being performed by or on behalf of Developer if such work comprises or relates to the Developer Work or if the cost of such work (or any portion thereof) will be included in the Coach Total Development Costs (including, without limitation, work on the exterior of the Building). Without limiting the foregoing, once each month on the date established by Developer as the inspection date for purposes of preparing the monthly Draw Request, the Coach Member and its representatives shall have the right to observe the construction work performed since the prior inspection (if and to the extent such work comprises or relates to the Developer Work or if the cost of such work (or any portion thereof) shall be included in the Coach Total Development Costs) for the purpose, inter alia, of confirming whether such work is in conformance with the Plans for such work. Inspection by the Coach Member pursuant to the provisions of this Section 9.01 or the Coach Member’s failure to give a Construction Objection Notice, will not, however, be construed as acceptance by the Coach Member or the Coach Member’s representatives of work which is defective, incomplete, or otherwise not in compliance with the Plans, or as a waiver by the Coach Member of any rights under this Agreement, or as a release by the Coach Member of Developer or any of Developer’s contractors or any surety from any warranty, guarantee, or obligation provided under this Agreement or the Plans or the applicable construction contract(s). Any inspection performed by the Coach Member or its representatives shall be performed in compliance with the Project site safety plan. The Coach Member acknowledges that its right to inspect the Base Building Work hereunder shall give it no right to direct any portion of the work except as provided in this Agreement. If the Coach Member objects to any such aspect of the construction being performed by or on behalf of Developer or, in the course of its visual inspection, becomes aware that any Developer Work is defective, incomplete or otherwise not in compliance with the Plans, the Coach Member shall give Developer written notice within five (5) Business Days or such longer period of time as is reasonable under the circumstances after the Coach Member becomes so aware of the same (such notice, and each subsequent objection notice as contemplated in the further provisions of this Section 9.01, a “Construction Objection Notice”) detailing such objection(s). If the Coach Member gives a Construction Objection Notice, the Project Architect and Coach’s Architect will consult and meet at least twice in an effort to resolve any issues within ten (10) Business Day of receipt by Developer of any Construction Objection Notice from the Coach Member. If the Project Architect and Coach’s Architect are unable to resolve any dispute as to whether any Developer Work is defective, incomplete or otherwise not in compliance with the Plans or are otherwise unable to agree on a course of action that addresses the Coach Member’s objection(s) within such ten (10) Business Day period, then either the Coach Member or Developer may submit the matters still in dispute to Arbitration, to be resolved in accordance with the provisions of Article 14 by the Work Dispute Arbiter.

Section 9.02         Substantial Completion of Coach Unit; Punch List; Acceptance Procedure. Developer and the Coach Member agree that the following procedures shall apply to determine when Substantial Completion has been achieved:

(a)          Developer shall give the Coach Member at least one hundred eighty (180) and then ninety (90) days’ prior notice of Developer’s good faith estimate of the Substantial Completion Date (it being understood that such dates shall constitute estimates only and shall in no way affect the actual occurrence of Substantial Completion).

(b)          When Developer considers that Substantial Completion has occurred, Developer shall submit to the Coach Member (i) a Certificate of Substantial Completion, together with appropriate back-up and related materials (e.g., a temporary certificate of occupancy), (ii) a proposed punch list (the “Proposed Punch List”), listing all Punch List Work items to be performed by Developer following the Substantial Completion Date, and (iii) the outside date(s) by which Developer expects each item or group of items listed on the Proposed Punch List to be completed. Within ten (10) Business Days after the Coach Member’s receipt of the aforesaid deliveries, the Coach Member, Coach’s Architect, Coach’s Consultants, Developer and the Project Architect shall conduct one or more inspection(s) of the Building to confirm whether Substantial Completion has occurred (and the Substantial Completion Date) and, further, but subject to Section 9.02(c), to confirm the Punch List Work to be performed and the outside dates by which the items of Punch List Work will be expected to be completed (such dates being hereinafter referred to as the “Punch List Work Completion Dates”).

(c)          If the Coach Member believes that Substantial Completion has not yet occurred, or if the Coach Member objects to (or believes corrections or additions are required to be made to) the Proposed Punch List or the dates by which the items or group of items listed on the Proposed Punch List will be completed, the Coach Member shall give Developer notice (such notice, and each subsequent objection notice as contemplated in the further provisions of this Section 9.02(c), an “Exceptions Notice”) within ten (10) Business Days following the Coach Member’s receipt of the Proposed Punch List (or any revised Proposed Punch List resubmitted to the Coach Member for its approval) detailing (i) the conditions to Substantial Completion which the Coach Member believes have yet to be achieved, if any, or (ii) revisions to the Proposed Punch List, if any, or to the dates proposed for completion of the Punch List Work. Developer and the Coach Member shall cooperate and proceed expeditiously to confirm the Substantial Completion Date, the Punch List Work and the dates for completion of the Punch List Work, and shall perform such additional inspections of the Building as shall be required to confirm such date and lists. The term “Punch List” means the Proposed Punch List, as amended following resolution by Developer and the Coach Member or by the Work Dispute Arbiter in an Arbitration of any dispute with respect thereto (including in respect of the dates for completion of the Punch List Work). The term “Punch List Work” means, collectively, minor or insubstantial details of construction, decoration, mechanical adjustment or installation the non-completion of which does not prevent the use and occupancy of the Coach Areas for their intended purposes.

(d)          If Developer and the Coach Member are unable to agree on whether the construction-related conditions of Substantial Completion have occurred (or the additional work required to achieve same has occurred) or on the Punch List (including the dates set forth therein) within ten (10) Business Days after Developer’s receipt of an Exceptions Notice, then either the Coach Member or Developer may submit the matters still in dispute to Arbitration, to be resolved in accordance with the provisions of Article 14 by the Work Dispute Arbiter.

(e)          If the parties determine (or it is determined pursuant to Arbitration) that additional work is required in order to achieve Substantial Completion, Developer shall cause such work to be performed with due diligence and Developer shall deliver a new Certificate of Substantial Completion (and revised Proposed Punch List, as appropriate) and the same procedure (including, without limitation, as to inspections and delivery of Exceptions Notices, and timing for delivery of Exceptions Notices) shall be repeated to the extent necessary until it is determined that Substantial Completion has occurred and the Punch List has been agreed upon.

(f)          If the Coach Member fails to deliver an Exceptions Notice to Developer within any of the ten (10) Business Day period(s) referred to in Section 9.02(c), Developer may send notice to the Coach Member of such failure and if the Coach Member does not respond or object, in reasonable detail, to such notice within five (5) Business Days after receipt of the same, then the Coach Member shall have waived its right to deliver an Exceptions Notice and the Certificate of Substantial Completion (or revised Certificate of Substantial Completion) and the Proposed Punch List (or the revised Proposed Punch List or revised Punch List Work Completion Dates, as the case may be) shall be deemed approved by the Coach Member.

(g)          Notwithstanding any provision of this Agreement to the contrary, any agreement regarding Substantial Completion, and any resolution by Arbitration of any dispute regarding Substantial Completion or the Substantial Completion Date, shall not preclude the Coach Member from asserting any claims for latent defects. Further, notwithstanding any provision of this Agreement to the contrary, the parties further agree that any agreement regarding Substantial Completion or the Substantial Completion Date, and any resolution by Arbitration of any dispute regarding Substantial Completion, shall not finally resolve, nor shall it preclude the Coach Member from auditing or questioning (in the manner provided for in this Agreement), the Coach Total Development Costs or the cost of any item of work performed to achieve Substantial Completion or the allocation of any such costs to the Coach Member.

(h)          If the only matter in dispute regarding Substantial Completion is (are) the date(s) on which particular items of Punch List Work (is) are expected to be completed, then, notwithstanding any provision of this Agreement or the Operating Agreement to the contrary, the parties will proceed with the Closing in accordance with the applicable provisions of the Operating Agreement.

Section 9.03         Delay in Achieving Substantial Completion. Without limiting the provisions of Section 6.02 or Section 8.02 or any applicable provisions of the Operating Agreement or any of the Coach Member’s other rights or remedies, if Developer does not achieve Substantial Completion by June 1, 2015 (as such date may be extended on a day-for-day basis by reason of Force Majeure, Coach Change Delays extending beyond the Change Order Grace Period, or Coach Work Delays), then (a) the Coach Member shall have the right to take any actions and incur any expenses (including, without limitation, the expenditure of additional monies and the performance of overtime work) which the Coach Member believes in good faith would reasonably be expected to mitigate any delay to the Coach Finish Work or the ability of the Coach Member to commence occupying the Coach Unit for the normal conduct of business in the ordinary course resulting from Developer’s failure to so achieve Substantial Completion, and any and all such actual out-of-pocket expenses so incurred by the Coach Member shall be reimbursed by Developer within ten (10) days of the Coach Member’s demand therefor, and (b) Developer shall pay to the Coach Member all Coach Holdover Costs and other actual out-of-pocket losses, costs, expenses and damages (but not any punitive, speculative or special damages) resulting from the Coach Member’s inability to perform or complete timely Coach Finish Work and commence occupying the Coach Unit for the normal conduct of business in the ordinary course on or prior to June 1, 2015 (as such date may be extended on a day-for-day basis by reason of Force Majeure, Coach Change Delays extending beyond the Change Order Grace Period, or Coach Work Delays) as a result of such delay, such payment to be due as and when incurred and within ten (10) days after demand by the Coach Member (such payments to be made timely within such time periods without regard to the existence or pendency of any dispute with respect thereto as provided below, but subject to true-up based on the resolution of any such dispute, if applicable). The obligation of Developer to make the payments set forth in this Section 9.03 is guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty, and neither the Coach Contingency nor any portion of the Coach Unit Loan may be used to pay such amount to the Coach Member or to “cover” such amount. Nothing contained in this Section 9.03 shall in any way limit any rights or remedies of the Coach Member set forth in this Agreement or the Operating Agreement or otherwise with respect to any such delay or affect any of Developer’s obligations to the Coach Member with respect thereto (except to the extent any such delay is actually mitigated or eliminated). Any dispute regarding whether (i) the Coach Member’s mitigation efforts were made in good faith or (ii) the incurrence by the Coach Member of costs (but not the amount thereof) in connection therewith was reasonable giving due regard to the nature of the delay in question shall be submitted to Arbitration pursuant to the provisions of Article 14.

Section 9.04         Contractor Warranties; Defective Work; Latent Defects. (a) Developer has included in the Executive Construction Management Agreement and in each hard cost contract which governs (in whole or in part) the performance of any Developer Work entered into prior to the date hereof, and agrees that it shall use its Best Efforts to include in each hard cost contract which governs (in whole or in part) the performance of any Developer Work entered into after date hereof), warranty/guaranty provisions customary for the type or category of work involved in projects of similar scope and character as the Project, which are assignable as contemplated herein (any such, a “Contractor Warranty”) under which the Executive Construction Manager or the respective contractor will be required, at its (or their) expense, to repair, replace, or correct any work which is incorrect, inadequate, defective, incomplete, omitted or not in compliance with the applicable Plans and this Agreement (any such, “Defective Work”) for a period after completion by such contractor as is customary for such type or category of work. Developer shall use Best Efforts, also, to obtain the agreement of the Executive Construction Manager and each contractor that (i) the Condominium shall be a third-party beneficiary of (and, in any event, a permitted assignee of), and may enforce directly, the Contractor Warranty as to any work performed in respect of the Common Elements (including any Coach Areas, to the extent they are Common Elements, and any Coach Shared Building Systems and Areas) (Developer agreeing to ensure, or cause the Executive Construction Manager to ensure, that each such Condominium Warranty is severable and assignable (in whole and in part) and to assign, or cause the Executive Construction Manager or each contractor to assign, such warranties to the Condominium on creation of the Condominium or when the contractor completes its work in the Base Building, if later (any such assigned warranties, the “Condominium Warranty”)), and (ii) the Coach Member shall be a third-party beneficiary of (and, in any event, a permitted assignee of), and may enforce directly, any Contractor Warranty covering work performed in the Coach Areas or to the Coach Exclusive Systems and the Coach Elevators (any such warranty, a “Coach Warranty”) (Developer agreeing to ensure, or cause the Executive Construction Manager to ensure, that each such Coach Warranty is severable and assignable (in whole and in part) and to assign, or cause the Executive Construction Manager or each contractor to assign, such warranties to the Coach Member at the later of the completion of all work by such contractor or at the Closing). Each Contractor Warranty that is not either a Condominium Warranty or a Coach Warranty shall be assigned to Legacy Tenant or Legacy Tenant shall be a third-party beneficiary thereunder and may enforce such Contractor Warranty with respect to work performed in respect of the Fund Member Units. If the Executive Construction Manager or a contractor raises ongoing claims with Developer as a defense in any claim by the Coach Member for Defective Work against such contractor, then Developer will remain responsible to use Developer’s Best Efforts to enforce the applicable Contractor Warranty, including any Coach Warranty, in accordance with its terms and conditions so as to cause the Executive Construction Manager or such contractor, at the Executive Construction Manager’s or such contractor’s expense (as the case may be), to repair, replace, or correct such Defective Work, but Developer shall have no liability, except as otherwise expressly provided in this Agreement, for any failure of the Executive Construction Manager or any contractor to repair, replace, or correct such Defective Work; provided, that the foregoing shall in no event limit Developer’s obligation to cure or correct Defective Work as provided in Section 9.05. The Coach Member shall have the right to review and reasonably approve any Developer’s Consultant’s proposal for remedying or addressing any Defective Work.

(b)          Any dispute as to whether Developer has used Best Efforts to enforce a Coach Warranty shall be submitted to Arbitration to be resolved in accordance with the provisions of Article 14.

(c)          Notwithstanding any provision of this Agreement to the contrary, if in the course of performing the Coach Finish Work or at any other time, the Coach Member discovers Defective Work in any Developer Work, and if the Defective Work is covered by a Coach Warranty or a Condominium Warranty, then, until such time as Developer assigns the applicable Contractor Warranty to the Coach Member or the Condominium Board (as applicable), Developer shall use Best Efforts to enforce any applicable Coach Warranty or Condominium Warranty so as to cause the contractor to correct or replace the Defective Work, but Developer shall have no liability, except as otherwise expressly provided in this Agreement, for any failure of the Executive Construction Manager or any contractor to repair, replace, or correct such Defective Work; provided, that the foregoing shall in no event limit Developer’s obligation to cure or correct Defective Work as provided in Section 9.05.

(d)          The provisions of this Section 9.04 shall survive the Closing and the termination of this Agreement.

Section 9.05         Developer Warranty. Notwithstanding anything to the contrary contained herein, Developer shall be responsible for curing or correcting, at its sole cost and expense, any Defective Work identified on or prior to the two (2) year anniversary of the Closing Date. The costs of curing or correcting any Defective Work pursuant to this Section 9.05 are guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty. Developer may use the Coach Contingency or any other portion of Coach Total Development Costs (subject to the Coach Costs Cap and only to the extent such costs would otherwise constitute Coach Total Development Costs) to pay any such costs or to “cover” such amount. The provisions of this Section 9.05 shall survive the Closing and the termination of this Agreement.

Section 9.06         Coach Member’s Right to Remove Developer Violations. Without limiting the provisions of Section 9.03, if the Coach Member notifies Developer that Developer is not timely removing Developer Violation(s) and that such failure is preventing or delaying the Coach Member from obtaining a temporary certificate of occupancy for the Coach Areas, and if Developer fails within thirty (30) days following receipt of any such notice to remove or cure the Developer Violation, then the Coach Member shall have the right (but not the obligation) to remove such Developer Violation or pay the fine imposed in connection therewith. In such event, Developer shall reimburse the Coach Member for the costs of removing such Violation within ten (10) days of receiving an invoice therefor from the Coach Member. Developer’s obligation to pay any amounts to the Coach Member as required in this Section 9.06 is guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty.

Section 9.07         Coach Unit Certificate of Occupancy. Developer shall reasonably cooperate with the Coach Member, at no additional out-of-pocket cost to Developer (unless the Coach Member shall pay for the same), in the Coach Member’s efforts to obtain a permanent certificate of occupancy for the Coach Unit that permits office use and any legal uses ancillary thereto (which shall include, as an accessory use (within the meaning of the Zoning Resolution) to the Coach Member’s office use (in a manner substantially the same as the Coach Member’s current accessory use at 516 West 34th Street, New York, New York), the manufacture and assembly of the Coach Member products on-site, and the use of the Coach Member cafeteria and showrooms for employees and guests).

*** Confidential Treatment Requested

ARTICLE 10.
COACH TOTAL DEVELOPMENT COSTS; DEVELOPER DEFAULT; ALLOCATION AND USE OF CONTINGENCIES AND SAVINGS; DEVELOPER’S OVERHEAD; HOLDBACKS AND ESCROW; COACH COSTS CAP

Section 10.01         Coach Total Development Costs. (a) The Coach Member shall be responsible for paying the Coach Total Development Costs as and when provided in, and subject to the provisions of, this Agreement and the Operating Agreement (including the Coach Costs Cap). Subject to the satisfaction (or waiver) during the Construction Loan Funding Phase of all conditions precedent to advances of Construction Loan proceeds set forth in the applicable Loan Documents, such obligation of the Coach Member shall not be conditioned upon or contingent upon the funding of any Coach Lender Advance (but shall be subject to the satisfaction (or waiver) of such conditions precedent). Based on the Budget attached to this Agreement as Exhibit D attached hereto, on the date hereof, the Coach Member and Developer budget the Coach Total Development Costs (including the Coach Fixed Land Cost and including the entire Coach Contingency (i.e., assuming that the Coach Contingency is allocated and expended in full on Project Costs allocated to the Coach Member)) to be ***. The Budget is based on the Construction Management Agreement, the existing contracts for hard and soft costs relating to the Developer Work and the balance of the Base Building Work, the current Plans, the current Schedule and the Cost Allocation Methodology (each as approved by the Coach Member and Developer as of the date of this Agreement (subject to the rights of each of Developer and the Coach Member to review and, as applicable, revise from time to time the allocation of costs set forth therein in accordance with the Cost Allocation Methodology and other applicable provisions of this Agreement)). The budgeted Coach Total Development Costs will be increased or decreased from time to time to reflect actual increases or decreases in Project Costs as the same are permitted to be allocated to the Coach Member in accordance with the Cost Allocation Methodology and this Agreement, subject to the Coach Costs Cap, and the Coach Total Development Costs will be finally determined at Final Completion based on the final Project Costs allocated to the Coach Member as provided in Section 13.05.

(b)          Without limiting the foregoing, the budgeted Coach Total Development Costs will be increased from time to time to include the following:

(i)          subject to the provisions of Section 3.06 and Section 3.07, the aggregate net Total Coach Change Costs (if the same is a positive amount); and

(ii)         subject in all events to the Coach Costs Cap, Coach’s Allocable Share of all other increases in Project Costs not otherwise allocated in this Section 10.01(b) and which are permitted to be allocated to the Coach Member as provided in this Agreement, including, without limitation, due to (A) Force Majeure events which affect the performance of Developer Work, (B) professional consultant errors or omissions and contractor defaults relating to the design or performance of Developer Work, (C) unforeseen job site conditions (including Field Changes approved by the Coach Member (to the extent such approval is required)), and (D) recovery-effort costs (should Developer seek and obtain recovery from professional consultants, contractors and other third parties relating to the design or performance of Developer Work), which shall, in each case, be reconciled at the time of Substantial Completion or as soon as practicable thereafter and again at Final Completion in accordance with Section 13.05.

(c)          Without limiting the foregoing, the budgeted Coach Total Development Costs shall be decreased from time to time to reflect all net savings or decreases in Project Costs, including, without limitation:

(i)          Coach’s Allocable Share of savings in hard costs;

(ii)         Coach’s Allocable Share of any reductions in interest cost and of any other soft cost savings, resulting from time savings in the Schedule or early distribution of the Coach Unit;

(iii)        subject to the provisions of Section 3.06 and Section 3.07, Coach’s Allocable Share of the aggregate net Total Coach Change Costs (if the same is a negative amount), and one hundred percent (100%) of any cost reductions attributable to the elimination of items relating specifically to the Coach Unit from the Developer Work or the transfer of such items to Coach Finish Work; and

(iv)        Coach’s Allocable Share of insurance or any other cost recoveries that may be obtained or any penalties or delay payments or other amounts paid to Developer by any insurer, the Executive Construction Manager or any contractors or other Persons employed on the Project.

(d)          In no event shall the Coach Total Development Costs include or be increased by any of the following:

(i)          any costs due to changes in the design of the Developer Work or Base Building Work other than changes to the Developer Work requested by the Coach Member after the date hereof (as set forth in Section 10.01(b)(i)) or as may be required by changes in applicable Law after the date hereof (as set forth in Section 3.04(f)) or as otherwise specifically agreed to by the Coach Member as provided in Section 3.07(b);

(ii)         any cost increases in Project Costs incurred by reason of the Schedule for performance of any Developer Work or any Base Building Work not being met or the Schedule for distribution of the Coach Unit not being met, except (subject to Section 3.07(h)) to the extent any such delay is caused by a Coach Change Delay extending beyond the Change Order Grace Period or is otherwise caused by any Coach Work Delay or any failure of the Coach Member to comply with its obligations under this Agreement or the Operating Agreement;

(iii)        any costs resulting from (A) any “Default” or “Event of Default” (as such terms are defined in the Loan Documents), except if caused by the Coach Member or its Affiliates, or Coach’s Architect or Coach’s Consultants, or (B) the failure by any Person (other than the Coach Member or Coach’s Architect or Coach’s Consultants) to comply with any condition to funding of a Coach Lender Advance or a Third Party Lender Advance, as applicable, under the Loan Documents, this Agreement or the Operating Agreement; it being understood, however, that if the matter comprising the Default or the Event of Default or non-compliance would otherwise give rise to an increase in the Coach Total Development Costs if such matter were not a Default or an Event of Default (e.g., a failure to complete the Project by a certain date due to a Force Majeure event), then, the fact that a Default or an Event of Default or any such non-compliance has occurred shall not preclude an increase in the Coach Total Development Costs which would otherwise be required hereunder; or

(iv)        any extension fee or administrative or other similar fee payable to the Third Party Lender during any extension of the Construction Loan (which the Coach Member shall not be obligated to pay, in whole or in part), unless such extension is required solely as a result of a Coach Change Delay extending beyond the Change Order Grace Period or a Coach Work Delay or any failure of the Coach Member to comply with its obligations under this Agreement or the Operating Agreement.

(e)          Any disputes between Developer and the Coach Member as to the Coach Total Development Costs shall be resolved by Arbitration as provided in Article 14.

(f)          Developer agrees to use Best Efforts to minimize any increases in the Coach Total Development Costs and, in connection therewith, to seek recovery from insurers, professional consultants, contractors and other third parties when appropriate and cost effective to do so.

(g)          The parties acknowledge and agree that all Project Costs of any type or nature which are not properly included in the Coach Total Development Costs or otherwise payable by the Coach Member pursuant to this Agreement or the Operating Agreement, and, except as expressly provided herein, any Project Costs that are properly included in Coach Total Development Costs but that would cause the Coach Total Development Costs to exceed the Coach Costs Cap, are the responsibility of the Fund Member pursuant to the terms of the Operating Agreement and are guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty, and neither the Coach Contingency nor any portion of the Coach Unit Loan may be used to pay any such costs. Without limiting the foregoing, the parties further acknowledge and agree that (i) the Coach Total Development Costs shall not include any amounts payable in respect of or attributable to the Third Party Loan or, except to the extent included in Coach Fixed Land Cost or otherwise payable by the Coach Member pursuant to the express terms of this Agreement or of the Operating Agreement, (A) any costs associated with acquiring fee title of the Coach Unit from the MTA in order to effectuate the Closing, including, without limitation, any deposits payable to the MTA and, if applicable, any contributions required to be made to the LIRR Work Fund, (B) any rental or other amounts that may be payable under the Building C Lease (including, if applicable, any rental in respect of Estimated ERY Roof Costs or the LIRR Work Cost Allocable Share or the Guaranteed Default Payments), or (C) any costs of constructing the Podium, and (ii) payment of all such amounts and costs in full are the responsibility of the Fund Member pursuant to the terms of the Operating Agreement and are guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty, and neither the Coach Contingency nor any portion of the Coach Unit Loan may be used to pay any such amounts and costs. Without limiting the foregoing, payment of all of the foregoing costs and amounts (whether by the Fund Member or the Related/Oxford Guarantor) shall not be shall not be conditioned upon or contingent upon the funding of any Third Party Lender Advance.

(h)          (i)          Subject to the further provisions of this Section 10.01(h), all items of Project Cost that, pursuant to the Cost Allocation Methodology and the applicable provisions of this Agreement and the Operating Agreement, are shared between (A) the Coach Member, on the one hand, and (B) the Fund Member, on the other hand, shall be funded by the applicable parties as incurred, pro rata, in accordance with their respective percentage shares of the applicable item of Project Cost based on the Budget in effect from time to time (without regard for whether the tangible construction material of work corresponding to such cost is being supplied or performed in respect of only one (or more than one but less than all) Units or whether the Cost Allocation Methodology derives a party’s ultimate percentage share of such cost item based on a physical or tangible metric (e.g., Façade Contact Area). Thus, for example only, if based on the Budget and the Cost Allocation Methodology, Coach’s Allocable Share of Project Costs in respect of the concrete utilized in construction of the Building is [X]% (and, correspondingly, the Fund Member’s allocable share of such Project Costs is [Y]%), then each dollar of Project Cost incurred in respect of the Building concrete shall be funded [X]% by the Coach Member and [Y]% by Developer or the Fund Member, notwithstanding the fact that the Building concrete may be utilized with respect to construction of the Coach Unit before it is utilized with respect to construction of any Additional Office Unit.

(ii)         The parties acknowledge and agree that: (A) the Coach Member and the Fund Member intend to fund their respective Project Costs (y) first, through Coach Lender Advances and Third Party Lender Advances, respectively, and (z) second, after the final disbursement of Construction Loan proceeds, through their respective contributions of equity capital to the Building C JV; (B) based on Developer’s current draw schedule, the Construction Loan is intended to fund monthly during the anticipated period commencing on the date hereof through and including September 2014 (the period of time commencing on the date hereof and ending on the date on which the final advance of Construction Loan proceeds is actually made is referred to herein as the “Construction Loan Funding Phase”); and (C) notwithstanding the foregoing provisions of Section 10.01(h)(i), during the Construction Loan Funding Phase, Coach Lender Advances and Third Party Lender Advances shall be funded in accordance with the fixed pro rata percentages set forth in the Construction Loan Agreement rather than in accordance with the provisions of Section 10.01(h)(i). Accordingly, if as a result of the funding of Project Costs through the Construction Loan in the manner described above, the Coach Unit Loan has funded as of the end of the Construction Loan Funding Phase either more or less Coach Total Development Costs than would have been funded had the relative funding of Coach Lender Advances and Third Party Lender Advances been made in accordance with the provisions of Section 10.01(h)(i), then concurrently with the funding by the Coach Member and the Fund Member of the first monthly Draw Request to be funded with equity capital, the following shall apply: (I) in the case of an overfunding of the Coach Unit Loan, Developer shall cause the Fund Member to pay to the Coach Member the amount of such overfunding (without regard to any interest that may have accrued or been paid on such amount), or (II) in the case of an underfunding of the Coach Unit Loan, the Coach Member shall pay to the Fund Member the amount of such underfunding (without regard to any interest that may have accrued or been paid on such amount). Thereafter, the parties shall continue to fund their respective Allocable Shares of Project Costs in accordance with the provisions of Section 10.01(h)(i).

(iii)        In addition, the parties acknowledge the additional “true-up” payments of the Coach Fixed Land Cost and other previously incurred Coach Total Development Costs that will be due and payable by the Coach Member pursuant to Section 3.3(c) of the Operating Agreement in connection with the Coach Member’s exercise of the Coach Expansion Right thereunder.

(i)          Notwithstanding anything to the contrary contained herein or in the Operating Agreement, if Developer (or its Affiliate) enters into a binding agreement with any other purchaser of office space in the Building (other than an Affiliate of Developer or the Fund Member) prior to the Closing which provides for (i) a fixed land cost which is less than $212 per square foot (taking into account all components comprising the Coach Fixed Land Cost), (ii) a development fee or an allocation of Developer’s overhead costs which is less (on a per square foot basis) than the Development Fee or the Coach Overhead Costs, respectively, or (iii) otherwise provides for an allocation or methodology of allocation for Project Costs which is more favorable in any material respect to such other purchaser than that provided for herein, then the Coach Total Development Costs payable by the Coach Member under this Agreement and the Operating Agreement will be reduced to equal the amount which the Coach Member would have paid had such more favorable terms been applicable to the Coach Member.

(j)          For the avoidance of doubt, the foregoing provisions of this Section 10.01 shall not limit the obligations of the Coach Member under this Agreement to pay any other amounts which pursuant to the terms hereof do not constitute Coach Total Development Costs, as and when required to be paid by the Coach Member pursuant to the terms hereof.

Section 10.02         Developer Default. (a) Without limiting the provisions of Section 10.01, to the extent that the Coach Total Development Costs exceeds the Base Cost, or the cost of the Coach Finish Work is increased or the Coach Member otherwise incurs any other actual loss, cost or expense, in each case as a result of Developer Default(s) (collectively, the “Excess Cost” or “Excess Costs”, as applicable), then, notwithstanding any provision of this Agreement to the contrary, Developer shall be liable for the Excess Costs (including interest thereon from the date each such Excess Cost is incurred to the date of recovery at the Interest Rate). The obligations of Developer under this Section 10.02 are guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty and neither Developer nor the Building C JV nor the Fund Member may use or permit the use of the Coach Contingency or any portion of the Coach Unit Loan to pay any such costs or to “cover” such amount.

(b)          As used herein, the term “Base Cost” means (i) the sum of (A) the budgeted Coach Total Development Costs shown on the Budget, together with the Coach Contingency shown in the Budget, and (B) any increases in the Coach Total Development Costs as described in Section 10.01(b), less (ii) any decreases in the Coach Total Development Costs as described in Section 10.01(c).

(c)          The Coach Member shall notify Developer of any Developer Default within thirty (30) days following the date on which the Coach Member has knowledge of such Developer Default (or the Coach Member shall be deemed to have waived its claim for such alleged Developer Default). In addition, at the Closing, the Coach Member will notify Developer whether it knows of any Developer Default(s) as of such date. The Coach Member shall recognize any cure of a Developer Default(s), whether performed by Developer, the Building C JV, the Fund Member, the Related/Oxford Guarantor or the Third Party Lender; provided, that such recognition shall not entitle Developer, the Building C JV, the Fund Member or the Third Party Lender, to any notice or additional cure period with respect to any Developer Default. As used in this Agreement, the term “the Coach Member knows of” or “the Coach Member has knowledge of” any Developer Default means solely the actual knowledge of Todd Kahn or Mitchell L. Feinberg.

(d)          Any dispute regarding a Developer Default, the Excess Cost or the Base Cost shall be submitted to Arbitration to be resolved in accordance with the provisions of Article 14.

(e)          Without limiting the foregoing, upon the occurrence and during the continuance of a Developer Default, the Coach Member shall have the right, without prejudice to any other rights and remedies otherwise available to the Coach Member, to (i) obtain equitable relief by way of injunction, or (ii) compel specific performance by Developer of its obligations hereunder (without any need to prove or demonstrate damages).

(f)          Without limiting the foregoing, upon the occurrence of any Management Change Event (as defined in the Operating Agreement) or any other event or circumstance which would entitle the Coach Member to assume or acquire control of the day-to-day operation and management of the Building C JV (including, without limitation, the occurrence of certain “Events of Default” under the Operating Agreement), the Coach Member shall have the right, without prejudice to any other rights and remedies otherwise available to the Coach Member, but subject to compliance with the applicable terms of the Loan Documents (or waiver thereof by the Third Party Lender) and the Project Documents (or the waiver thereof by the MTA or IDA, as applicable), to terminate this Agreement and Developer’s rights under this Agreement upon delivery of a termination notice to Developer and to appoint or engage, or cause the Building C JV to appoint or engage, an Approved Replacement Developer for the Developer Work and the Base Building Work in accordance with the terms of the Operating Agreement.

(g)          The failure or delay by the Coach Member in exercising any right, power or privilege shall not operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise.

(h)          The provisions of this Section 10.02 shall survive the Closing and the termination of this Agreement.

Section 10.03         Intentionally Omitted.

*** Confidential Treatment Requested

Section 10.04         Allocation and Use of Contingencies in Budget; Allocation of Cost Savings. (a) The hard and soft cost contingencies have been allocated in the Budget and under the Loan Documents among the Coach Unit and the Fund Member Units all as set forth in the Budget and the Loan Documents. The contingencies allocated to the Coach Member, as shown in the Coach Contingency line-items in the Budget (including for hard costs and soft costs), are referred to herein, collectively, as the “Coach Contingency”. Cost increases or adjustments in Project Costs, and the application or use of any contingency, including the Coach Contingency, will continue to be reflected in any amended Budget on a Unit-by-Unit basis (i.e., among the Coach Unit and the Fund Member Units) in the manner currently shown in the Budget and Loan Documents.

(b)          Developer may request the Coach Lender to advance funds out of the Coach Contingency to pay for the Coach Total Development Costs for which the Coach Member is responsible under this Agreement, but not if such costs arise from Developer Defaults or, except as expressly provided in this Agreement, exceed the Coach Costs Cap, subject to the provisions of this Agreement and compliance with the applicable terms of the Loan Documents; provided, Developer may not utilize any portion of the Coach Contingency that would exceed, on a percentage basis, the percentage completion of the Developer Work at the time in question plus ten percent (10%). For example, if percentage completion of the Developer Work at the time in question is forty percent (40%), then fifty percent (50%) of the Coach Contingency may be applied in accordance with the provisions of this Section 10.04(b).

(c)          Developer may re-allocate Coach’s Allocable Share of any Project Cost savings to the Coach Contingency and use such savings to fund the Coach Total Development Costs, subject to the provisions of this Agreement and compliance with the applicable requirements of the Coach Lender or the Third Party Lender under the Loan Documents; provided, that such reallocation shall not affect the calculation of Base Cost under Section 10.02(b).

Section 10.05         Developer’s Overhead. Developer and the Coach Member have agreed to an “overhead budget and staffing plan” which sets forth a staffing plan and a line-item budget and contingency for overhead items attributable to the Coach Unit. The Budget reflects a cost of *** (the “Coach Overhead Costs”) which the Coach Member agrees to pay, subject to the provisions of Section 10.07, and as part of the Coach Total Development Costs, provided that Developer adheres to such budget and staffing plan, as follows:

(a)          *** of the Coach Overhead Costs monthly on a percentage of completion basis until Substantial Completion (thus leaving, based on the current Schedule, *** of the Coach Overhead Costs unpaid at such time); and

(b)          the remaining *** of the Coach Overhead Costs will be earned and payable on the date on which the Coach Member first commences occupying the Coach Unit for the normal conduct of business in the ordinary course.

The parties agree that if there are material deviations from the overhead budget and staffing plan (in the implementation of the Project), Developer and the Coach Member will re-visit the overhead budget and staffing plan and the costs set forth therein. The Coach Member will have the right to audit the matters set forth in the overhead budget and staffing plan in the audits it conducts (to confirm that Developer is complying in all material respects with the staffing plan and other expectations set forth in the “overhead budget and staffing plan”) in accordance with the provisions of Section 4.03 and Section 13.05. In no event shall the Coach Total Development Costs include any Coach Overhead Costs in excess of $*** (the “Coach Overhead Cap”). The provisions of this Section 10.05 shall survive the Closing and the termination of this Agreement for a period of three (3) years following Final Completion.

*** Confidential Treatment Requested

Section 10.06         Holdbacks and Escrows. As more particularly set forth in the Operating Agreement, at Closing, the Coach Member shall (a) be entitled to holdback from its payment of the Coach Total Development Costs an amount equal to the product of (i) 125% and (ii) the reasonably estimated cost to complete the items set forth in the Punch List, which funds will be released as such Punch List Work is completed (with the balance, if any, being paid upon final completion of all Punch List Work), and (b) deposit into an escrow account a portion of the Coach Total Development Costs equal to 105% of the cost of all disputed items of Coach Total Development Costs as of the Closing Date (not in excess of $12,500,000), which funds will be released as such dispute(s) are resolved as provided in Section 10.01(e).

Section 10.07         Cap on Coach Total Development Costs. Notwithstanding anything to the contrary contained herein or in the Operating Agreement, in no event shall the Coach Total Development Costs payable by Coach (whether pursuant to this Agreement or the Operating Agreement or otherwise) exceed the maximum aggregate sum of (a) the Coach Fixed Land Cost plus (b) the product of (i) *** multiplied by (ii) the total rentable square feet of the Coach Unit (which will include, for the avoidance of doubt, and without duplication, (A) the total rentable square feet of Office Unit 2A, if the Coach Expansion Right is exercised with respect to Office Unit 2A, or (B) the total rentable square feet of Office Unit 2A and Office Unit 2B, if the Coach Expansion Right is exercised with respect to Office Unit 2A and Office Unit 2B) plus (c) subject to the provisions of Section 3.06 and Section 3.07, the aggregate net Total Coach Change Costs (if the same is a positive amount) (such sum, the “Coach Costs Cap”). The parties acknowledge and agree that the Coach Total Development Costs shall not include any interest and other financing costs pertaining solely to the Coach Unit Loan (i.e., commitment fees, title insurance premiums payable with respect to the Coach Lender’s title policy, the Coach Lender’s legal fees and disbursements, and interest on the Coach Unit Loan), and that the Coach Member shall be responsible for such costs and expenses outside of the Coach Costs Cap. In addition, the parties acknowledge and agree that with respect to the items set forth on Exhibit O attached hereto (the “Coach TI Items”), the actual cost of each Coach TI Item shall be included in Coach Total Development Costs and the Budget contains allowances therefor (which are reflected in the budgeted figure for Coach Total Development Costs set forth in Section 10.01(a)), but that any excess of the actual costs thereof in the aggregate over the aggregate of such allowances shall not be subject to the Coach Costs Cap. The provisions of this Section 10.07 shall survive the Closing and the termination of this Agreement.

Section 10.08         Coach Fixed Land Cost. (a) On or prior to the date hereof, the Coach Member has funded, as part of its Initial Capital Contribution (as defined in the Operating Agreement) to the Building C JV or from the proceeds of the Coach Unit Loan, an amount equal to *** (subject to Section 10.01(i)) of the Coach Fixed Land Cost as of the date hereof. Subject to Section 10.01(i), the Coach Member shall pay, or cause the Coach Lender to advance Coach Unit Loan proceeds to pay, as part of the Coach Total Development Costs, the balance of the Coach Fixed Land Cost as follows:

*** Confidential Treatment Requested

(i)          the balance of the Coach Fixed Land Cost less the portion of the Coach Fixed Land Cost equal to the amount described in clause (ii) below will be paid monthly on the basis of the percentage of completion of the Required Podium Infrastructure until construction of the Required Podium Infrastructure is completed; and

(ii)         a portion of Coach Fixed Land Cost equal to the sum of (A) *** plus (B) either (y) *** if the Coach Expansion Right is exercised with respect to Office Unit 2A or (z) *** if the Coach Expansion Right is exercised with respect to Office Unit 2A and Office Unit 2B, will be paid at, and upon the occurrence of, the Closing.

(b)          Developer or the Fund Member shall submit to the Coach Member a request for funding of any installment of the Coach Fixed Land Cost not less than ten (10) Business Days prior to the date on which such funding is to be made, except if such installment of the Coach Fixed Land Cost is to be funded, in whole or in part, from proceeds of the Coach Unit Loan, such submission shall be made no later than two (2) Business Days before the date the applicable request for disbursement of proceeds is made under the Coach Unit Loan. Each request for payment of any monthly installment of the Coach Fixed Land Cost pursuant to clause (i) of Section 10.08(a) shall include a breakdown in reasonable detail as to the calculation of the applicable portion of the Coach Fixed Land Cost for which request is being made for payment and a certification from the certification from the Project Architect to Legacy Tenant setting forth, in reasonable detail, the percentage of completion of the Required Podium Infrastructure, which percentage of completion shall be subject to confirmation by Coach’s Consultants. If the Coach Member wishes to dispute the calculation of all or any portion of the Coach Fixed Land Cost for which request is being made for payment (including, without limitation, the percentage of completion achieved), the Coach Member shall deliver notice to Developer within five (5) Business Days (or such longer period as may be reasonable under the circumstances) of the date such request for payment is delivered to the Coach Member, which notice shall set forth, in reasonable detail, the basis for such the Coach’s Member’s dispute. If the parties are unable to resolve such dispute within ten (10) Business Days after delivery of such notice, then either party may submit such dispute to Arbitration to be resolved in accordance with the provisions of Article 14. If the Coach Member shall deliver notice of dispute as aforesaid, then the Coach Member shall have no obligation to pay any portion of the Coach Fixed Land Cost for which payment is being disputed until such dispute is resolved, except as otherwise agreed by the Coach Member and Developer while working in good faith to resolve such dispute.

Section 10.09         Coach Guaranty. All payment obligations of the Coach Member under this Agreement and the Operating Agreement, including, without limitation, the obligation to pay all Coach Total Development Costs and all other amounts payable by the Coach Member hereunder or under the Operating Agreement, are guaranteed by the Coach Guarantor subject to and in accordance with the Coach Guaranty, and the Coach Member may not use any contingency, other than the Coach Contingency, or any portion of the Third Party Loan to pay the Coach Total Development Costs or any such amounts.

ARTICLE 11.
INTENTIONALLY OMITTED

ARTICLE 12.
TITLE COSTS; LITIGATION COSTS

Section 12.01         Title Costs. (a) The costs incurred by Developer, the Fund Member or the Building C JV to remove, by payment, bonding or otherwise, any Encumbrance which is not a Permitted Encumbrance shall be a Project Cost allocable among the Coach Unit and the Fund Member Units in accordance with the Cost Allocation Methodology and the applicable provisions of this Agreement (and shall be subject to the Coach Costs Cap) based on the nature of the underlying claim; provided, that (i) if such Encumbrance results from any affirmative action or wrongful omission (i.e., where there is an obligation to affirmatively act) of Developer, the Fund Member or any of their respective Affiliates, then all such costs shall be borne in their entirety by Developer or the Fund Member (through the Building C JV), as applicable, and (ii) if such Encumbrance results from any affirmative action or wrongful omission (i.e., where there is an obligation to affirmatively act) of the Coach Member or any of its Affiliates, then all such costs shall be borne in their entirety by the Coach Member (and shall not be subject to the Coach Costs Cap). The foregoing allocation of costs shall not limit the obligations of the Fund Member under the Operating Agreement to cause any Encumbrance which is not a Permitted Encumbrance to be removed from the Coach Unit in connection with the Closing.

(b)          The costs of satisfying any indemnity delivered in any affidavit given to the Title Company that is customarily given by a seller to induce the Title Company to issue a commitment to issue an owner’s policy of title insurance insuring the fee simple title to the buyer free of Encumbrances other than the Permitted Encumbrances (should the Coach Member elect to obtain title insurance), or any obligation assumed in any such affidavit, shall be a Project Cost allocable among the Coach Unit and the Fund Member Units in accordance with the Cost Allocation Methodology and the applicable provisions of this Agreement (and shall be subject to the Coach Costs Cap) based on the nature of the underlying claim (unless caused by Developer, the Fund Member or any of their respective Affiliates, and then shall be borne in its entirety by Developer or the Fund Member, as applicable). The foregoing allocation of costs shall not limit the obligations of the Fund Member under the Operating Agreement to deliver any such indemnity or affidavit in connection with the Closing.

(c)          The costs incurred by Developer, the Fund Member or the Building C JV to satisfy any Material Litigation shall be a Project Cost allocable among the Coach Unit and the Fund Member Units in accordance with the Cost Allocation Methodology and the applicable provisions of this Agreement (and shall be subject to the Coach Costs Cap) based on the nature of the underlying claim; provided, that (i) if such litigation results from any affirmative action or wrongful omission (i.e., where there is an obligation to affirmatively act) of Developer, the Fund Member or any of their respective Affiliates, then all such costs shall be borne in their entirety by Developer or the Fund Member (through the Building C JV), as applicable, and (ii) if such litigation results from any affirmative action or wrongful omission (i.e., where there is an obligation to affirmatively act) of the Coach Member or any of its Affiliates, then all such costs shall be borne in their entirety by the Coach Member (and shall not be subject to the Coach Costs Cap). The foregoing allocation of costs shall not limit the obligations of the Fund Member under the Operating Agreement to cause any Material Litigation to be satisfied in connection with the Closing.

(d)          The obligations of Developer under this Article 12 are guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty, and neither Developer nor the Building C JV nor the Fund Member may use or permit the use of the Coach Contingency or any portion of the Coach Unit Loan to pay any such costs or to “cover” such amount. The obligations of the Coach Member under this Article 12 are guaranteed by the Coach Guarantor subject to and in accordance with the Coach Guaranty.

Section 12.02         Survival. The provisions of this Article 12 shall survive the Closing.

ARTICLE 13.
PUNCH LIST WORK; SPECIAL HOIST PROVISIONS; DELIVERIES AND PAYMENTS TO BE MADE FOLLOWING THE CLOSING; FINAL ACCOUNTING

Section 13.01         Completion of Punch List Work. (a) Developer shall cause the Punch List Work to be completed in accordance with the Plans and all applicable Laws, and with due diligence and, in any event, within the times periods set forth therefor on the Punch List, subject to Force Majeure, Coach Change Delays extending beyond the Change Order Grace Period and Coach Work Delays.

(b)          If Developer fails to commence (or cause to be commenced) the Punch List Work promptly following agreement on the Punch List or if Developer does not thereafter diligently progress and complete (or cause the progression and completion of) such Punch List Work within the time periods set forth for completion of such work as set forth on the Punch List (subject to extension for Force Majeure, Coach Change Delays extending beyond the Change Order Grace Period and Coach Work Delays), and if the Coach Member notifies Developer that the applicable contractors have not commenced or are not proceeding with due diligence and within the agreed-upon time periods to complete such Punch List Work (subject to extension for Force Majeure, Coach Change Delays extending beyond the Change Order Grace Period and Coach Work Delays) and of the Coach Member’s intention to perform the Punch List Work, then within ten (10) Business Days thereafter, if the Punch List Work is not completed or being diligently prosecuted to completion by Developer (subject to extension for Force Majeure, Coach Change Delays extending beyond the Change Order Grace Period and Coach Work Delays), the Coach Member shall have the right (but not the obligation) to undertake the Punch List Work. In addition, the parties acknowledge and agree that any failure by Developer to commence (or cause to be commenced) the Punch List Work promptly following agreement on the Punch List, and any failure by Developer to cause the progression and completion of the Punch List Work within the time periods set forth for completion of such work as set forth on the Punch List (subject to extension for Force Majeure, Coach Change Delays extending beyond the Change Order Grace Period and Coach Work Delays), may constitute a Developer Default subject to the provisions of Section 10.02.

(c)          Without limiting the foregoing provisions of this Section 13.01, if Developer fails to complete or cause the completion of the Punch List Work within the agreed-upon time periods for the completion of such Punch List Work (subject to extension for Force Majeure, Coach Change Delays extending beyond the Change Order Grace Period and Coach Work Delays), then (i) the Coach Member shall have the right to take any actions and incur any expenses (including, without limitation, the expenditure of additional monies and the performance of overtime work) which the Coach Member believes in good faith would reasonably be expected to mitigate any delay to the Coach Finish Work or the ability of the Coach Member to commence occupying the Coach Unit for the normal conduct of business in the ordinary course resulting from Developer’s failure to so complete the Punch List Work, and any and all such actual out-of-pocket expenses so incurred by the Coach Member shall be reimbursed by Developer within ten (10) days of the Coach Member’s demand therefor, and (ii) Developer shall pay to the Coach Member all Coach Holdover Costs and other actual out-of-pocket losses, costs, expenses and damages (but not any punitive, speculative or special damages) resulting from the Coach Member’s inability to perform or complete timely Coach Finish Work and commence occupying the Coach Unit for the normal conduct of business in the ordinary course on or prior to June 1, 2015 (as such date may be extended on a day-for-day basis by reason of Force Majeure, Coach Change Delays extending beyond the Change Order Grace Period, or Coach Work Delays) as a result of such delay, such payment to be due as and when incurred and within ten (10) days after demand by the Coach Member (such payments to be made timely within such time periods without regard to the existence or pendency of any dispute with respect thereto as provided below, but subject to true-up based on the resolution of any such dispute, if applicable). The obligation of Developer to make the payments set forth in this Section 13.01(c) is guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty, and Developer may not use the Coach Contingency or any portion of the Coach Unit Loan to pay such amount to the Coach Member or to “cover” such amount. Nothing contained in this Section 13.01(c) shall in any way limit any rights or remedies of the Coach Member set forth in this Agreement or the Operating Agreement or otherwise with respect to any such delay or affect any of Developer’s obligations to the Coach Member with respect thereto (except to the extent any such delay is actually mitigated or eliminated).

(d)          Any dispute regarding whether (i) any such failure by Developer has caused a delay in the Coach Member’s ability to complete Coach Finish Work and commence occupying the Coach Unit for the normal conduct of business in the ordinary course, (ii) the Coach Member’s mitigation efforts were made in good faith or (iii) the incurrence by the Coach Member of costs (but not the amount thereof) in connection therewith was reasonable giving due regard to the nature of the delay in question, in each case shall be submitted to Arbitration pursuant to the provisions of Article 14.

Section 13.02         Intentionally Omitted.

Section 13.03         The East Hoist. (a) Notwithstanding the occurrence of Substantial Completion, from and after the Substantial Completion Date until the date that is six (6) months following the date on which the Coach Member first begins to take occupancy of any Block (or portion thereof) for the normal conduct of business in the ordinary course (the “Hoist Use Period”), the Developer may continue to maintain and use the construction hoist located on the 10th Avenue side of the Building (the “East Hoist”) on the following terms and conditions:

(i)          For each month during the Hoist Use Period (and for each month or partial month thereafter to and including the Hoist Removal Date), Developer shall pay to the Coach Member a monthly fee (the “Hoist Use Fee”) equal to the product of (A) the applicable Hoist Fee Rate multiplied by (B) the Hoist Impact Area, which Hoist Use Fee shall be payable monthly in advance on the first day of each such monthly period (which Hoist Use Fee shall be prorated for any partial month and if the Hoist Removal Date is any day other than the last day of a calendar month, any amount paid for any period after the Hoist Removal Date shall be refunded to Developer).

(ii)         During the Hoist Use Period (and thereafter until the Hoist Removal Date), the Coach Member shall enjoy non-exclusive use of the East Hoist in accordance with the Site Logistics Procedures.

(iii)        At all times during the Hoist Use Period (and thereafter until the Hoist Removal Date), excepting any East Hoist brackets that may remain), the curtain wall enclosing the Coach Areas (or the façade surrounding the same) shall have been completed and finished in a water and weather-tight manner as shown on the Plans, in compliance with all applicable Laws and the Site Logistics Procedures.

(iv)        All temporary fire-rated walls required by applicable Law to demise the Hoist Impact Area from the balance of the Coach Areas shall be installed and removed by Developer at Developer’s sole cost and expense.

(v)         Developer shall use Best Efforts to cause the Hoist Removal Date to occur on or prior to the end of the Hoist Use Period (it being acknowledged and agreed, however, but without limiting Developer’s liability under Section 13.03(c), that Developer’s liability for the failure of the Hoist Removal Date to occur on or prior to the expiration of the Hoist Use Period shall be limited to payment of the Hoist Use Fee as provided herein).

(b)          As used herein: (i) “Hoist Impact Area” means an amount of rentable square feet equal to two (2) times the rentable square feet of the Coach Unit affected by the East Hoist as shown on Exhibit W attached hereto; (ii) “Hoist Rate” means a rate per annum equal to (A) $60.00 for the period commencing on the first day of the Hoist Use Period and continuing until the date that is six (6) months thereafter, plus (B) an additional $20.00 for each additional month thereafter until the occurrence of the Hoist Removal Date (i.e., $80 for the seventh month, $100 for the eighth month, and so on); and (iii) “Hoist Removal Date” means the date on which Developer shall remove the East Hoist and any brackets relating to the East Hoist, and shall patch any penetrations through the core of the Coach Areas (or the façade surrounding the same) resulting from the East Hoist and complete and finish the curtain wall enclosing the Coach Areas (or the façade surrounding the same) in a water and weather-tight manner as shown on the Plans.

(c)          Developer shall indemnify, defend, reimburse, and hold harmless the Coach Member, and each of the Coach Indemnitees, from and against any and all claims arising out of or relating to the continued use of the East Hoist or presence of the East Hoist on the Building from and after the Substantial Completion Date through the Hoist Removal Date.

(d)          Developer’s obligations under this Section 13.03 are guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty.

(e)          The provisions of this Section 13.03 shall survive the Closing and the termination of this Agreement.

Section 13.04         Payment of the Cost of Post-Distribution Work Properly Allocable to the Coach Unit. Following the Closing, the Coach Member shall continue to make payments, or shall cause the Coach Lender to make additional Coach Lender Advances, for Project Costs properly allocable to the Coach Unit (including, without limitation, for Punch List Work and releases of retainage amounts held on account of work performed prior to the Closing). The Coach Member will be responsible for reimbursing the Coach Lender for all such monies properly advanced by the Coach Lender, as shall be agreed by the Coach Lender and the Coach Member. In no event shall the sum of the amounts paid by the Coach Member following the Closing exceed the costs properly chargeable to the Coach Member hereunder on account of the Coach Total Development Costs after the Closing Date (but including any Project Cost re-allocations with respect to periods prior thereto, as provided herein).

Section 13.05         Final Accounting at Final Completion; Final Payments. (a) Promptly following Final Completion, Developer shall prepare and submit to the Coach Member a final statement of all the Project Costs and Coach’s Allocable Share thereof and the final Coach Total Development Costs, including a detailed statement of any costs incurred since the last Draw Request through the date of Final Completion, a final computation of all savings and liquidated damages inuring to the benefit of the Coach Unit, a statement of the resolution of all claims relating to the Project, and the final allocation of Project Costs among the Coach Unit and the Fund Member Units. The Coach Member shall have the right to examine such final statement and all the books and records of the Project for the purposes of (i) verifying or confirming any matters set forth in such final statement which relate to the preceding Draw Requests or which have been the subject of adjustments or re-allocations among the Units, (ii) reconciling Project Costs included in the Coach Total Development Costs and which relate to matters (e.g., resolution of claims with the Executive Construction Manager or contractors or suppliers, liquidated damages paid by the Executive Construction Manager, and payments of retainages) covered in the preceding Draw Requests or were the subject of adjustments or re-allocations among the Units or (iii) determining whether any Project Costs were mistakenly or improperly allocated to the Coach Member during the course of the Project. The Coach Member and Developer shall endeavor to resolve promptly any issues arising out of such examination. If the parties are unable to resolve such matters promptly, either the Coach Member or Developer may submit to Arbitration such matters as are arbitrable under the provisions of Article 14. If this final accounting shall establish that the amounts paid by or on behalf of the Coach Member exceed the final Coach Total Development Costs determined as provided in this Agreement, then, within thirty (30) days of the completion of said final accounting, Developer shall cause to be paid by the Fund Member (through the Building C JV) to the Coach Member the amount of such excess together with interest thereon at (A) the applicable Construction Loan Interest Rate, to the extent the costs resulting in such excess were initially funded or paid out of Coach Lender Advances, and (B) the Interest Rate, to the extent the costs resulting in such excess were initially funded by the Coach Member under the Operating Agreement or otherwise. Subject to the Coach Costs Cap, if the final accounting shall establish that the final Coach Total Development Costs exceeds amounts paid by the Coach Member to date, then, within thirty (30) days of the completion of said final accounting, the Coach Member shall pay to the Building C JV (for distribution to the Fund Member) the amount of such deficiency, together with interest thereon, at (x) the applicable Construction Loan Interest Rate, to the extent the costs resulting in such deficiency were initially funded or paid out of Third Party Lender Advances, and (y) the Interest Rate, to the extent the costs resulting in such excess were initially funded by Completion Deposits or otherwise by the Fund Member under the Operating Agreement; provided, that in no event shall the Coach Member be obligated to pay any amounts on account of the Coach Total Development Costs in excess of the Coach Costs Cap, and the Fund Member shall be responsible for, and Developer shall cause the Fund Member to pay, any and all amounts in excess of the Coach Cost Cap.

(b)          Developer’s obligation to pay or caused to be paid to the Coach Member any amounts as required in this Section 13.05 is guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty. Developer may not use the Coach Contingency or any proceeds of the Coach Unit Loan to pay such amount to the Coach Member or to “cover” such amount.

Section 13.06         Developer’s Obligation to Discharge Liens and Remove Violations After the Closing. Developer shall cause to be bonded or removed any liens or other Encumbrances (other than Permitted Encumbrances) filed or recorded against the Coach Unit after the Closing by any Person performing Developer Work or any Base Building Work, or by any Person asserting a claim against Developer, Legacy Tenant or the Building C JV with respect thereto, in each case within thirty (30) days of the filing thereof. In addition, Developer shall proceed with due diligence to cause to be removed all Developer Violations which are noticed or filed against the Building after the Closing. Developer’s obligations under this Section 13.06 are guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty. Developer may not use the Coach Contingency or any proceeds of the Coach Unit Loan to pay such amount to the Coach Member or to “cover” such amount.

Section 13.07         Survival. The provisions of this Article 13 shall survive the Closing and the termination of this Agreement.

ARTICLE 14.
DISPUTE RESOLUTION

Section 14.01         Dispute Resolution. (a) If a dispute arises that the parties are unable to resolve and for which this Agreement provides resolution by Arbitration or pursuant to the provisions of this Article 14, then, in any such case, the Coach Member or Developer shall present the dispute to the arbiters identified in Exhibit X-1 attached hereto (each, an “Arbiter”), who are listed in the order of priority (i.e., the second individual serves only if the first is not available and the third individual serves only if the first and second are not available) and who will resolve the dispute as provided in this Article 14; provided, that if this Agreement provides that a dispute is to be resolved by a Work Dispute Arbiter, then the Coach Member or Developer shall present the dispute to the arbiters identified in Exhibit X-2 attached hereto (each, a “Work Dispute Arbiter”), who are listed in the order of priority (i.e., the second individual serves only if the first is not available and the third individual serves only if the first and second are not available) and who will resolve the dispute as provided in this Article 14. If one from among the panel of Arbiters (or Work Dispute Arbiters) resigns or becomes unable to serve hereunder, a successor individual shall be selected by the parties hereto. Except during the pendency of an arbitration proceeding pursuant to the procedures contained herein, either party may, by written notice to the other, disqualify any of the Arbiters or Work Dispute Arbiters for reasonable cause and propose additional arbitrators to be Arbiters or Work Dispute Arbiters to be agreed upon by the parties hereto.

(b)          A party (“Disputing Party”) may submit a request for resolution of a dispute (a “Dispute”) pursuant to the provisions of this Agreement by giving notice (a “Dispute Notice”) of the Dispute to the other party to the Dispute (the “Other Disputing Party”) and to the Arbiter (or Work Dispute Arbiter), which Dispute Notice shall identify the provision of the Agreement at issue and shall specify in reasonable detail: (i) the nature of the dispute and the interpretation or decision requested; (ii) the party’s proposal to resolve the dispute; and (iii) a written explanation of its position, together with any materials that it deems relevant for such purpose.

(c)          Within five (5) Business Days after receiving the Dispute Notice, the Other Disputing Party to the Dispute shall have the right to deliver to the Arbiter (or Work Dispute Arbiter), with a copy to the Disputing Party), its written statement setting forth (i) its position in reasonable detail with respect to the matters in Dispute, (ii) its proposal to resolve the dispute, and (iii) a written explanation of its position, together with any materials that it deems relevant for such purpose. The Arbiter (or Work Dispute Arbiter) shall coordinate among the Disputing Party and the Other Disputing Party in order to arrange for a time or time(s) to meet and present positions within the time deadlines as provided below. The Disputing Party and the Other Disputing Party shall each make themselves available during such time deadlines and if no mutually convenient time is agreed upon, each party shall be available during business hours on the last Business Day of such time deadline.

(d)          The Disputing Party and Other Disputing Party shall each be entitled to present additional evidence and arguments to the Arbiter (or Work Dispute Arbiter) (in addition to the initial written statements described above) in accordance with procedures, if any, determined by the Arbiter (or Work Dispute Arbiter), which procedures shall be implemented by the Arbiter (or Work Dispute Arbiter) so as to cause the time deadlines set forth below to be met. All evidence and arguments must be presented to the Arbiter (or Work Dispute Arbiter) within five (5) Business Days after the expiration of the five (5) Business Day period described in Section 14.01(c). The Arbiter (or Work Dispute Arbiter) shall in all events render its decision by the later of (i) ten (10) Business Days after receipt of the second initial statements of the Other Disputing Party pursuant to Section 14.01(c) or (y) seven (7) Business Days after all evidence and arguments have been presented under this Section 14.01(d). The Arbiter (or Work Dispute Arbiter) shall issue a single written decision stating, in reasonable detail, the basis for its decision. The Arbiter (or Work Dispute Arbiter) shall allocate the costs of the Dispute (including the costs of the arbitration, any expert witnesses and reasonable attorney’s fees) between the Disputing Parties as it deems appropriate and shall set forth such cost allocation in its decision. Although the Arbiter (and Work Dispute Arbiter) cannot vary the terms of this Agreement, the decision of the Arbiter (or Work Dispute Arbiter) need not accept, in its entirety, the position(s), or the specific cost allocations, advanced by any one Disputing Party. The Arbiter’s (or Work Dispute Arbiter’s) decision shall be conclusive and binding on all Parties to the Dispute and shall be confirmable in a court of competent jurisdiction.

(e)          Developer shall not stop the design or construction of the Building during the pendency of any dispute, but shall not proceed with any aspects of the work at issue in the dispute if any work performed might have to be changed depending on the resolution of the Arbitration.

(f)          Proceedings before or involving dispute resolution under this Article 14 in and of themselves shall not constitute events of Force Majeure.

(g)          No dispute or matter arising under this Agreement shall be subject to resolution under this Article 14 unless this Agreement provides for such dispute or matter to be resolved by Arbitration under this Article 14.

(h)          The decision of the Arbiters (or Work Dispute Arbiters) with respect to the allocation of fees incurred in any Arbitration shall be final and binding on all parties to the Arbitration.

(i)          The provisions of this Article 14 shall survive the Closing and the termination of this Agreement.

ARTICLE 15.
REPRESENTATIONS AND WARRANTIES

Section 15.01         Developer’s Representations. Developer represents and warrants to the Coach Member, as of the date hereof, as follows:

(a)          Developer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now being conducted. Developer has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Developer of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite organizational action (including such requisite action by the direct and indirect members of Developer). This Agreement has been duly executed and delivered by Developer. This Agreement constitutes a legal, valid and binding obligation of Developer enforceable against Developer in accordance with its terms.

(b)          The execution and delivery of this Agreement by Developer and the consummation of the transactions contemplated hereby by Developer do not and will not (i) violate or conflict with the limited liability company agreement of Developer, (ii) violate or conflict with any judgment, decree or order of any court applicable to or affecting Developer, (iii) breach any provisions of, or constitute a default under, any contract, agreement, instrument or obligation to which Developer is a party or by which Developer is bound, or (iv) violate or conflict with any Laws applicable to Developer.

(c)          No approval, authorization, consent or other actions by or filing with any third party or governmental agency or authority is required for the execution of this Agreement by Developer and the performance of Developer’s obligation hereunder, other than (i) any such approval, authorization, consent or other action or filing which has been obtained, taken or made, and (ii) building and other similar governmental permits or approvals which, in accordance with best construction practices in New York City for similar first class projects, will be obtained in the regular course of construction of the Project and which are not otherwise required under the Loan Documents as a condition precedent to the initial advance of the Third Party Loan.

(d)          Neither Developer nor any of its constituent owners have engaged in any dealings or transactions, directly or indirectly, (i) in contravention of any U.S., international or other money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. § 1 et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or (ii) in contravention of and Anti-Terrorism Order or on behalf of terrorists or terrorist organizations, including those persons or entities that are included on any relevant lists maintained by the United Nations, North Atlantic Treaty Organization, Organization of Economic Cooperation and Development, Financial Action Task Force, U.S. Office of Foreign Assets Control, U.S. Securities & Exchange Commission, U.S. Federal Bureau of Investigation, U.S. Central Intelligence Agency, U.S. Internal Revenue Service, or any country or organization, all as may be amended from time to time. Neither Developer nor any of its constituent owners (A) are or will be conducting any business or engaging in any transaction with any person appearing on the U.S. Treasury Department’s Office of Foreign Assets Control list of restrictions and prohibited persons, or (B) are a person described in Section 1 of the Anti-Terrorism Order, and to the best of Developer’s knowledge, respectively neither Developer nor any of its Affiliates have engaged in any dealings or transactions, or otherwise been associated with any such person.

(e)          There are no actions, suits or proceedings at law or in equity by or before any Government Entity now pending or threatened against or affecting Developer, Related, the Oxford Guarantor, any Affiliates of Developer or the Related/Oxford Guarantor or any of their respective assets, which actions, suits or proceedings, if determined against Developer, Related, the Oxford Guarantor any such Affiliate of Developer or Related or the Oxford Guarantor or any of such assets, might reasonably be expected to materially adversely affect the condition (financial or otherwise) or business of Developer or Related or the Oxford Guarantor or the condition or ownership of any of their respective assets or their ability to perform their respective obligations under this Agreement or the Related/Oxford Guaranty.

Section 15.02         Coach Member’s Representations. The Coach Member represents and warrants to Developer, as of the date hereof, as follows:

(a)          The Coach Member is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. The Coach Member has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by the Coach Member of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite organizational action. This Agreement has been duly executed and delivered by the Coach Member. This Agreement constitutes a legal, valid and binding obligation of the Coach Member enforceable against the Coach Member in accordance with its terms.

(b)          The execution and delivery of this Agreement by the Coach Member and the consummation of the transactions contemplated hereby by the Coach Member do not and will not (i) violate or conflict with the limited liability company agreement of the Coach Member, (ii) violate or conflict with any judgment, decree or order of any court applicable to or affecting the Coach Member, (iii) breach any provisions of, or constitute a default under, any contract, agreement, instrument or obligation to which the Coach Member is a party or by which the Coach Member is bound, or (iv) violate or conflict with any Laws applicable to the Coach Member.

(c)          No approval, authorization, consent or other actions by or filing with any third party or governmental agency or authority is required for the execution of this Agreement by the Coach Member and the performance of the Coach Member’s obligation hereunder, other than any such approval, authorization, consent or other action or filing which has been obtained, taken or made.

(d)          Neither the Coach Member nor any of its constituent owners have engaged in any dealings or transactions, directly or indirectly, (i) in contravention of any U.S., international or other money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. § 1 et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or (ii) in contravention of and Anti-Terrorism Order or on behalf of terrorists or terrorist organizations, including those persons or entities that are included on any relevant lists maintained by the United Nations, North Atlantic Treaty Organization, Organization of Economic Cooperation and Development, Financial Action Task Force, U.S. Office of Foreign Assets Control, U.S. Securities & Exchange Commission, U.S. Federal Bureau of Investigation, U.S. Central Intelligence Agency, U.S. Internal Revenue Service, or any country or organization, all as may be amended from time to time. Neither the Coach Member nor any of its constituent owners (A) are or will be conducting any business or engaging in any transaction with any person appearing on the U.S. Treasury Department’s Office of Foreign Assets Control list of restrictions and prohibited persons, or (B) are a person described in Section 1 of the Anti-Terrorism Order, and to the best of the Coach Member’s knowledge, respectively neither the Coach Member nor any of its Affiliates have engaged in any dealings or transactions, or otherwise been associated with any such person.

(e)          There are no actions, suits or proceedings at law or in equity by or before any Government Entity now pending or threatened against or affecting the Coach Member, the Coach Guarantor, any Affiliates of the Coach Member or the Coach Guarantor or any of their respective assets, which actions, suits or proceedings, if determined against the Coach Member, the Coach Guarantor, any Affiliates of the Coach Member or the Coach Guarantor or any of such assets, might reasonably be expected to materially adversely affect the condition (financial or otherwise) of the Coach Member or the Coach Guarantor or the condition or ownership of any of their respective assets or their ability to perform their obligations under this Agreement or the Coach Guaranty.

ARTICLE 16.
FLOOR AREA; RE-MEASUREMENT

Section 16.01         Floor Area. Developer and the Coach Member acknowledge that, as set forth on the Plans on the date hereof, the Building contains 1,421,776 square feet of Floor Area. Based on the Plans on the date hereof, the Coach Unit shall be entitled to utilize (a) 563,932 square feet of Floor Area plus (b) 31,275 square feet of Floor Area if the Coach Expansion Right is exercised with respect to Office Unit 2A, and an additional 32,725 square feet of Floor Area if the Coach Expansion Right is also exercised with respect to Office Unit 2B (the total Floor Area set forth in clause (a) and (b), collectively, the “Coach Floor Area”). Subject to compliance with the provisions hereof as to changes in the Plans, the Coach Member may alter the Coach Areas (or elements within the Coach Areas) so as to re-allocate Floor Area in the Coach Areas, provided that the Coach Areas shall not exceed the Coach Floor Area in the aggregate. This provision, and similar provisions regarding the Floor Area to be utilized by each Unit other than the Coach Unit, shall be included in the Condominium Declaration.

Section 16.02         Re-Measurement. Promptly following Substantial Completion, Developer shall cause the gross square feet of the Building and the rentable square feet of the office Units in the Building and the façade contact area of each portion of the Building, in each case as actually constructed, to be re-measured in accordance with the measurement methodology set forth on Exhibit Y attached hereto. If the rentable square feet of an office Unit based on such re-measurement is different by more than one-half of one percent (0.5%) than the rentable square feet of such Unit based on the Plans on the date hereof, as set forth in this Agreement, then (a) the rentable square feet of such Unit shall be increased or decreased, as applicable, based on such re-measurement, and (b) the Floor Area figures set forth in Section 16.01 shall be appropriately adjusted. If the rentable square feet of an office Unit based on such re-measurement is different by one-half of one percent (0.5%) or less than the rentable square feet of such Unit based on the Plans on the date hereof, then no adjustment shall be made and the rentable square feet of such Unit shall be deemed to equal the rentable square feet of such Unit set forth in this Agreement. Any dispute with respect to such re-measurement of the Building shall be submitted to Arbitration pursuant to the provisions of Article 14.

ARTICLE 17.
EXCULPATION; INDEMNIFICATION.

Section 17.01         Exculpation. (a) Except for obligations and liabilities of the Coach Guarantor under the Coach Guaranty, no Affiliate of the Coach Member and no direct or indirect partner, member or shareholder in or of the Coach Member or any Affiliate of the Coach Member (and no officer, director, manager, employee or agent of any such partner, member or shareholder) will be liable for the performance of the Coach Member’s obligations under this Agreement.

(b)          Except for obligations and liabilities of the Related/Oxford Guarantor under the Related/Oxford Guaranty, no Affiliate of Developer and no direct or indirect partner, member or shareholder in or of Developer or any Affiliate of Developer (and no officer, director, manager, employee or agent of any such partner, member or shareholder), will be liable for the performance of Developer’s obligations under this Agreement.

Section 17.02         Indemnification. (a) Subject to the provisions of Section 17.02(c), the Coach Member shall defend, indemnify and hold harmless the Developer Indemnitees from and against all actual losses, damages, charges, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and expenses) arising from any third-party claims of any nature (hereinafter, collectively, “Claims”) relating to or arising from (i) the Coach Member’s breach or default in the performance of any of the Coach Member’s obligations under and in accordance with the terms of this Agreement or (ii) the Coach Member’s failure (other than by reason of Developer’s default under this Agreement) or refusal to comply with or abide by any applicable Laws. The obligations of the Coach Member under this Section 17.02(a) are guaranteed by the Coach Guarantor subject to and in accordance with the Coach Guaranty.

(b)          Subject to the provisions of Section 17.02(c), Developer shall defend, indemnify and hold harmless the Coach Indemnitees from and against all actual losses, damages, charges, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and expenses) arising from any Claims relating to or arising from (i) Developer’s breach or default in the performance of any of Developer’s obligations under and in accordance with the terms of this Agreement or (ii) Developer’s failure (other than by reason of the Coach Member’s default under this Agreement) or refusal to comply with or abide by any applicable Laws. The obligations of Developer under this Section 17.02(b) are guaranteed by the Related/Oxford Guarantor subject to and in accordance with the Related/Oxford Guaranty.

(c)          In no event shall the Coach Member or Developer be liable for, and each party, on behalf of itself and its respective Indemnitees, hereby waives any claim for, any special, punitive or consequential damages, including loss of profits or business opportunity, arising under or in connection with this Agreement or any default by the other party hereunder.

Section 17.03         Survival. The provisions of this Article 17 shall survive the Closing and the termination of this Agreement.

ARTICLE 18.
NOTICES

Section 18.01         Notices. Any and all notices, demands, requests, consents, approvals or other communications (each, a “Notice”) permitted or required to be made under this Agreement shall be in writing, signed by the party giving such Notice and shall be delivered (a) by hand (with signed confirmation of receipt), (b) by nationally or internationally recognized overnight mail or courier service (with signed confirmation of receipt) or (c) by facsimile transmission or email (with a confirmation copy or copy of the email delivered in the manner described in clause (a) or (b) above). All such Notices shall be deemed delivered, as applicable: (i) on the date of the personal delivery or facsimile (as shown by electronic confirmation of transmission) if delivered by 5:00 p.m., and if delivered after 5:00 p.m. then on the next business day; or (ii) on the next business day for overnight mail. Notices directed to a party shall be delivered to the parties at the addresses set forth below or at such other address or addresses as may be supplied by written Notice given in conformity with the terms of this Section 18.01:

If to Developer:	ERY Developer LLC
c/o The Related Companies, L.P.
60 Columbus Circle, 19th Floor
New York, New York 10023
Attention: Jeff T. Blau and L. Jay Cross
Facsimile: (212) 801-3540

with a copy to:	The Related Companies, L.P.
60 Columbus Circle, 19th Floor
New York, New York 10023
Attention: Amy Arentowicz, Esq.
Facsimile: (212) 801-1003

and to:	Oxford Hudson Yards LLC
320 Park Avenue, 17th Floor
New York, New York 10022
Attention: Dean J. Shapiro
Facsimile: (212) 986-7510

and to:	Oxford Properties Group
Royal Bank Plaza, North Tower
200 Bay Street, Suite 900
Toronto, Ontario M5J 2J2 Canada
Attention: Chief Legal Counsel
Facsimile: (416) 868-3799

and, if different than the address set forth above, to the address posted from time to time as the corporate head office of Oxford Properties Group on the website www.oxfordproperties.com to the attention of the Chief Legal Counsel (unless the same is not readily ascertainable or accessible by the public in the ordinary course)

and to:	Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Attention: Stuart D. Freedman, Esq.
Facsimile: (212) 593-5955

If to the Coach Member:	Coach Legacy Yards LLC
c/o Coach, Inc.
516 West 34th Street
New York, New York 10001
Attention: Todd Kahn
Facsimile: (212) 629-2398

with copies to:	Coach, Inc.
516 West 34th Street
New York, New York 10001
Attention: Mitchell L. Feinberg
Facsimile: (212) 629-2298

and to:	Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Attention: Jonathan L. Mechanic and Harry R. Silvera, Esqs.
Facsimile: (212) 859-4000

Any counsel designated above or any replacement counsel who may be designated respectively by any party or such counsel by written Notice to the other parties is hereby authorized to give Notices hereunder on behalf of its respective client.

ARTICLE 19.
MISCELLANEOUS

Section 19.01         Further Assurances. The Coach Member and Developer shall do such other and further acts and things, and execute and deliver such instruments and documents (not creating any obligations or imposing any expense (except to a de minimis extent) in addition to those otherwise created or imposed by this Agreement), as either may reasonably request from time to time in furtherance of effectuating the transactions contemplated in this Agreement.

Section 19.02         Governing Law. This Agreement shall be governed and-construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

Section 19.03         Submission to Jurisdiction; Waiver of Jury Trial. (a) Developer and the Coach Member hereby irrevocably and unconditionally (i) agree that the exclusive forum for any suit, action or other legal proceeding arising out of or relating to this Agreement shall be the Supreme Court of the State of New York in New York County or the United States, Southern District of New York; (ii) consent to, and waive any and all personal rights under the laws of any state to object to the jurisdiction of each such court in any such suit, action or proceeding; and (iii) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts. In furtherance of such agreement, Developer and the Coach Member agree, upon request of the other party, to discontinue (or cause to be discontinued) any such suit, action or proceeding pending in any other jurisdiction or court and Developer and the Coach Member irrevocably consent to the service of any and all process in any such suit, action or proceeding by service of copies of such process to Developer or the Coach Member, as the case may be, at its address provided herein. Nothing in this Section 19.03, however, shall affect the right of Developer or the Coach Member to serve legal process in any other manner permitted by law.

(b)          TO THE FULL EXTENT PERMITTED BY LAW, DEVELOPER AND THE COACH MEMBER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF DEVELOPER OR THE COACH MEMBER, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, SHAREHOLDERS, PARTNERS, MEMBERS, MANAGERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY AFFILIATES, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

(c)          The waivers contained in this Section 19.03 are given knowingly and voluntarily by Developer and the Coach Member and, with respect to the waiver of jury trial, is intended to encompass individually each instance and each issue as to which the right to a trial by jury would otherwise accrue. Developer-and the Coach Member are hereby authorized to file a copy of this Section 19.03 in any proceeding as conclusive evidence of these waivers by the other party.

Section 19.04         Amendments and Waivers. This Agreement may not be amended, supplemented or otherwise modified, except by a written instrument executed by the Coach Member and Developer. No provision of this Agreement may be waived except by a written instrument executed by the party against whom the enforcement of such waiver is sought and then only to the extent set forth in such instrument.

Section 19.05         Confidentiality; Publicity. (a) The Coach Member, Developer and their respective partners, principals, members, owners, shareholders, partners, attorneys, agents, employees and consultants (and their respective successors and assigns) will treat the terms of this Agreement and all information disclosed to it by the other party, or otherwise gained through to the Project, as confidential, giving it the same care as its own confidential information, and make no use of any such disclosed information not independently known to it, except (A) in connection with the transactions contemplated hereby, (B) to the extent legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose the same, (C) to the extent required by any federal, state, local or foreign laws, or by any rules or regulations of the United States Securities and Exchange Commission (or its equivalent in any foreign country) or any domestic or foreign public stock exchange or stock quotation system, that may be applicable to Developer or the Coach Member or any of their direct or indirect constituent owners or Affiliates or (D) to the extent required by the MTA Project Documents or the Loan Documents, but in such case disclosure may only be made to the MTA or the Construction Lender. Notwithstanding the foregoing, the terms hereof may be disclosed to (i) a party’s accountants, attorneys, employees, agents, actual or potential direct or indirect transferees, sublessees, direct or indirect investors and direct or indirect lenders, and others in privity with such party or its Affiliates or actual or potential transferees or lenders, in each case to the extent reasonably necessary for such party’s business purposes or in connection with a dispute hereunder, (ii) the Building C JV, the Fund Member and any Construction Lender or other lender providing financing to the Coach Member or its Affiliates or to the Fund Member or its Affiliates, which financing shall be secured by the Coach Unit or the Fund Member Units or any direct or indirect interests therein, and (iii) any equity investor in the Coach Member or its Affiliates or the Fund Member or its Affiliates providing equity capital for the Project. In the event of a termination of this Agreement, each party shall promptly return all confidential information it has received.

(b)          All publicity signs located at or about the Project shall first be approved by the Coach Member and Developer. Neither party may, without the other party’s prior consent, permit the public dissemination of any public relations releases, advertisements or other communications or materials with respect to the Project that includes or describes the identity the other party or its constituents or affiliates.

Section 19.06         Non-Waiver of Rights. Except as expressly provided in this Agreement, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof or as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise hereunder. The waiver of any breach hereunder shall not be deemed to be a waiver of any other or any subsequent breach hereof. Except as otherwise provided in this Agreement, the rights and remedies of each party under this Agreement are cumulative and are not exclusive of any rights or remedies which the party may otherwise have at law or in equity.

Section 19.07         Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Section 19.08         Exhibits and Schedules. All Exhibits and Schedules attached to this Agreement or subsequently incorporated herein are hereby made (and shall be deemed) a part of this Agreement.

Section 19.09         Headings. The Article and Section headings in this Agreement are inserted only as a matter of convenience and are not to be given any effect (whether limiting or otherwise) in construing any provision of this Agreement.

Section 19.10         Assignments of this Agreement. (a) Developer shall not assign this Agreement, or any of its rights or obligations herein or hereunder, except with the prior written consent of the Coach Member (and only if such assignee assumes Developer’s obligations hereunder from and after the date of such assignment). Notwithstanding the foregoing (but subject to the applicable provisions of the Loan Documents and the MTA Project Documents), Developer may, without the consent of the Coach Member, (i) assign this Agreement and its rights and obligations herein or hereunder to (x) Related, (y) a Related Affiliate or (z) an Affiliate of Related and Oxford; provided, that in each case (A) no such assignment shall impair, vitiate or otherwise affect the obligations of Developer hereunder or the Related/Oxford Guarantor under the Related/Oxford Guaranty, (B) such assignment is made in connection with an assignment of all of Developer’s other rights and interests in and to the Project to such assignee and (C) such assignment is made at the sole expense of Developer, and (ii) collaterally assign this Agreement to the Construction Lender (subject to any applicable terms and conditions as may be set forth in the Loan Documents). Any transfer of a direct or indirect interest in Developer shall constitute an assignment of this Agreement for purposes hereof if, as a result of such transfer, Developer is no longer controlled by (x) Related, (y) a Related Affiliate or (z) Related and Oxford collectively. Any attempted assignment in violation of this Section 19.10(a) shall be null and void.

(b)          The Coach Member shall not assign this Agreement, or any of its rights or obligations herein or hereunder, except with the prior written consent of Developer (and only if such assignee assumes the Coach Member’s obligations hereunder from and after the date of such assignment). Notwithstanding the foregoing (but subject to the applicable provisions of the Loan Documents), the Coach Member may, without the consent of Developer, assign this Agreement and its rights and obligations herein or hereunder to (i) the Coach Guarantor or one or more Affiliates of the Coach Guarantor, (ii) an entity created by merger, reorganization or recapitalization of or with the Coach Guarantor or any Affiliate thereof or (iii) a purchaser of all or substantially all of the Coach Member’s, the Coach Guarantor’s, or their Affiliate’s assets or a purchaser of a controlling share of the Coach Member’s, the Coach Guarantor’s, or their Affiliate’s stock or other ownership interest; provided, that in each case (A) no such assignment shall impair, vitiate or otherwise affect the obligations of the Coach Member hereunder or the Coach Guarantor under the Coach Guaranty and (B) such assignment is made at the sole expense of the Coach Member. Any transfer of a direct or indirect interest in the Coach Member shall constitute an assignment of this Agreement for purposes hereof if, as a result of such transfer, the Coach Member is no longer an Affiliate of the Coach Guarantor. Any attempted assignment in violation of this Section 19.01(b) shall be null and void.

Section 19.11         Successors and Assigns. This Agreement (and all terms thereof, whether so expressed or not), shall be binding upon the respective successors, permitted assigns and legal representatives of the parties and shall inure to the benefit of and be enforceable by the parties and their respective successors, permitted assigns and legal representatives.

Section 19.12         Severability. If any term, covenant, condition or provision of this Agreement is determined by a final judgment to be invalid or unenforceable, the remaining terms, covenants, conditions and provisions of this Agreement shall not be affected thereby; and each other term, covenant, condition and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

Section 19.13         No Third Party Beneficiaries. The representations, warranties, covenants and agreements of the parties contained herein are intended solely for the benefit of the parties (and their successors and permitted assigns) to whom such representations, warranties, covenants or agreements are made and shall confer no rights hereunder, whether legal or equitable, upon any other party, and no other party shall be entitled to rely thereon, except that the Coach Indemnitees and the Developer Indemnitees may rely on and shall have the right to enforce any indemnification of such Person under and in accordance with the terms of this Agreement.

Section 19.14         No Joint Venture or Partnership. The Coach Member and Developer intend that the relationships created hereunder and under the other transaction documents be solely that of owner and developer. Nothing herein or therein is intended to create a joint venture or partnership relationship between the Coach Member and Developer.

Section 19.15         No Construction Against Draftsperson. This Agreement shall be construed without regard to any presumption requiring construction against the party drafting this Agreement.

Section 19.16         Brokerage. Each party hereby represents and warrants to the other that it has had no communication with any broker, consultant, finder or similar person in connection with the transactions contemplated hereby, other than CBRE, Inc. (“Broker”). Each party shall indemnify and hold the other harmless against and from all costs, expenses, damages and liabilities, including reasonable attorneys’ fees and disbursements, arising from any claims for brokerage commissions, finders’ fees or other compensation resulting from or arising out of any conversations, negotiations or actions (or claims of the same) that the indemnifying party had by itself or anyone acting on behalf of itself, with any broker, consultant, finder or similar person, other than Broker. The Coach Member shall be solely responsible to compensate Broker pursuant to the terms of a separate agreement with Broker.

Section 19.17         Authorized Representatives. The signature of any one of a party’s Authorized Representatives, acting alone, shall constitute the duly authorized, valid and binding act of the party for whom the respective person is the Authorized Representative. A party may change (or add) Authorized Representative(s) at any time by notice to the other party; and each party shall be entitled to rely upon the written certificate or consent of any person designated by the other party as an Authorized Representative.

Section 19.18         Remedies. Except as specifically provided herein, each party has and may pursue all rights available at law or in equity by reason of the failure, by any other party hereto, to keep or perform such other party’s agreements or obligations under this Agreement.

Section 19.19         Prevailing Party Entitled to Fees and Costs. In the event of any Legal Proceeding between or among the Coach Member and Developer concerning this Agreement, the prevailing party shall be entitled to reimbursement from the losing party for the fees and costs of such proceeding incurred by the prevailing party. For this purpose, “prevailing party” means the party who obtains a judgment or order, final beyond appeal, adverse to the other party. The foregoing provisions shall not apply to the fees and costs of any dispute that is governed by the provisions of Article 14.

Section 19.20         Survival. The provisions of this Article 19 shall survive the Closing and the termination of this Agreement.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, Developer and the Coach Member, have executed this Agreement as of the date first above written.

ERY DEVELOPER LLC,
a Delaware limited liability company

By:	/s/ L. Jay Cross
Name: L. Jay Cross
Title: President

coach LEGACY YARDS LLC,
a Delaware limited liability company

By:	/s/ Todd Kahn
Name: Todd Kahn
Title: Executive Vice President and General Counsel

ACKNOWLEDGED AND AGREED TO:

PODIUM FUND TOWER C SPV LLC,
a Delaware limited liability company

By:	Podium Fund REIT LLC,
a Delaware limited liability company,
its Managing Member

By:	/s/ L. Jay Cross
Name: L. Jay Cross
Title: President

LEGACY YARDS LLC, a Delaware
limited liability company

By:	Podium Fund Tower C SPV LLC,
a Delaware limited liability company,
its Managing Member

By:	Podium Fund REIT LLC,
a Delaware limited liability company,
its Managing Member

By:	/s/ L. Jay Cross
Name: L. Jay Cross
Title: President

Exhibit A-1

Legal Description of the Master Ground Lease Property

Exhibit A-1

EXHIBIT A-1

LEGAL DESCRIPTION OF THE MASTER GROUND LEASE PROPERTY

ALL THAT CERTAIN plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

Basement Level and Below:

All of the lands at or below an upper limiting plane of elevation 12.00 feet (Manhattan Borough Datum) within the following horizontal boundary:

Beginning at a point formed by the intersection of the easterly line of Eleventh Avenue (100' R.O.W.), and the northerly line of West 30th Street (60' R.O.W.); running thence

1.	Along said easterly line of Eleventh Avenue, North 00°03'07" East, a distance of 182.50 feet to a point; thence

2.	Leaving Eleventh Avenue, South 89°56'53" East, a distance of 98.58 feet to a point; thence

3.	South 00°03'07" West, a distance of 104.83 feet to a point; thence

4.	South 89°56'53" East, a distance of 112.00 feet to a point; thence

5.	South 00°03'07" West, a distance of 77.67 feet to a point on the aforementioned northerly line of West 30th Street; thence

6.	Along said northerly line of West 30th Street, North 89°56'53" West, a distance of 210.58 feet to the Point of Beginning.

Street Level:

All of the lands above a lower limiting plane of elevation 12.00 feet and at or below an upper limiting plane of elevation 29.00 feet (Manhattan Borough Datum) within the following horizontal boundary:

Beginning at a point formed by the intersection of the easterly line of Eleventh Avenue (100' R.O.W.), and the northerly line of West 30th Street (60' R.O.W.); running thence

1.	Along said easterly line of Eleventh Avenue, North 00°03'07" East, a distance of 182.50 feet to a point; thence

2.	Leaving Eleventh Avenue, South 89°56'53" East, a distance of 119.54 feet to a point; thence

3.	South 00°03'07" West, a distance of 34.75 feet to a point; thence

4.	South 89°56'53" East, a distance of 37.04 feet to a point; thence

5.	South 00°03'07" West, a distance of 12.90 feet to a point; thence

6.	South 89°56'53" East, a distance of 45.42 feet to a point; thence

7.	South 00°03'07" West, a distance of 31.86 feet to a point; thence

8.	South 89°56'53" East, a distance of 10.32 feet to a point; thence

9.	South 36°42'17" East, a distance of 27.85 feet to a point; thence

10.	South 00°03'07" West, a distance of 18.31 feet to a point; thence

11.	North 89°56'53" West, a distance of 2.33 feet to a point; thence

12.	South 00°03'07" West, a distance of 6.60 feet to a point; thence

13.	South 89°56'53" East, a distance of 0.50 feet to a point; thence

14.	South 00°03'07" West, a distance of 5.03 feet to a point; thence

15.	South 89'56'53" East a distance of 1.80 feet to a point; thence

16.	South 00°03'07" West, a distance of 30.67 feet to a point; thence

17.	North 89°56'53" West, a distance of 8.37 feet to a point; thence

18.	South 00°03'07" West, a distance of 20.06 feet to a point on the aforementioned northerly line of West 30th Street; thence

19.	Along said northerly line of West 30th Street, North 89°56'53" West, a distance of 220.58 feet to the Point of Beginning.

Mezzanine Level:

All of the lands above a lower limiting plane of elevation 29.00 feet and at or below an upper limiting plane of elevation 40.55 feet (Manhattan Borough Datum) within the following horizontal boundary:

Beginning at a point formed by the intersection of the easterly line of Eleventh Avenue (100' R.O.W.), and the northerly line of West 30th Street (60' R.O.W.); running thence

1.	Along said easterly line of Eleventh Avenue, North 00°03'07" East, a distance of 182.50 feet to a point; thence

2.	Leaving Eleventh Avenue, South 89°56'53" East, a distance of 120.95 feet to a point; thence

3.	North 78°45'38" East, a distance of 49.37 feet to a point; thence

4.	South 89°56'53" East, a distance of 62.81 feet to a point; thence

5.	South 00°03'07" West, a distance of 136.41 feet to a point; thence

6.	North 89°56'53" West, a distance of 3.21 feet to a point; thence

7.	South 00°03'07" West, a distance of 35.70 feet to a point; thence

8.	North 89°56'53" West, a distance of 8.37 feet to a point; thence

9.	South 00°03'07" West, a distance of 20.06 feet to a point on the aforementioned northerly line of West 30th Street; thence

10.	Along said northerly line of West 30th Street, North 89°56'53" West, a distance of 220.58 feet to the Point of Beginning.

Plaza Level and Above I:

All of the lands above a lower limiting plane of elevation 40.55 feet (Manhattan Borough Datum) within the following horizontal boundary:

Beginning at a point formed by the intersection of the easterly line of Eleventh Avenue (100' R.O.W.), and the northerly line of West 30th Street (60' R.O.W.); running thence

1.	Along said easterly line of Eleventh Avenue, North 00°03'07" East, a distance of 182.50 feet to a point; thence

2.	Leaving Eleventh Avenue, South 89°56'53" East, a distance of 120.95 feet to a point; thence

3.	North 78°45'38" East, a distance of 49.37 feet to a point; thence

4.	South 89°56'53" East, a distance of 214.64 feet to a point; thence

5.	South 00°03'07" West, a distance of 192.17 feet to a point on the aforementioned northerly line of West 30th Street; thence

6.	Along said northerly line of West 30th Street, North 89°56'53" West, a distance of 384.00 feet to the Point of Beginning.

Plaza Level and Above II (Lot 9110):

All of the lands above a lower limiting plane of 40.55 feet (Manhattan Borough Datum)

within the following horizontal boundary:

Beginning at a point formed by the intersection of the westerly line of Tenth Avenue (100'

R.O.W.) and the southerly line of West 33rd Street (60' R.O.W.); running thence

1.	Along said westerly line of Tenth Avenue, South 00°03'07" West, a distance of 520.33 feet to a point; thence

2.	Leaving Tenth Avenue, North 89°56'53" West. a distance of 630.64 feet to a point; thence

3.	South 78°45'38" West, a distance of 49.37 feet to a point; thence

4.	North 89°56'53" West, a distance of 120.95 feet to a point in the easterly line of Eleventh Avenue (100' R.O.W.); thence

5.	Along said easterly line of Eleventh Avenue, North 00°03'07" East, a distance of 530.00 feet to a point formed by the intersection of said easterly line of Eleventh Avenue and the aforementioned southerly line of West 33rd Street; thence

6.	Along said southerly line of West 33rd Street, South 89°56'53" East, a distance of 800.00 feet to the Point of Beginning.

Exhibit A-2

Legal Description of the Land

Exhibit A-2

EXHIBIT A-2

LEGAL DESCRIPTION OF THE LAND

ALL OF THAT CERTAIN plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

Tower C-Basement level and below:

All of the lands at or below an upper limiting plane of elevation 12.00 feet (Manhattan Borough Datum) within the following horizontal boundary:

Beginning at a point formed by the intersection of the westerly line of Tenth Avenue (100' R.O.W.), and the northerly line of West 30th Street (60' R.O.W.); running thence

1.	Along said northerly line of West 30th Street, North 89°56'53" West, a distance of 589.42 feet to a point; thence

2.	Leaving West 30th Street, North 00°03'07" East, a distance of 77.67 feet to a point; thence

3.	North 89°56'53" West, a distance of 112.00 feet to a point; thence

4.	North 00°03'07" East, a distance of 104.83 feet to a point; thence

5.	South 89°56'53" East, a distance of 22.37 feet to a point; thence

6.	North 78°45'38" East, a distance of 49.37 feet to a point; thence

7.	South 89°56'53" East, a distance of 630.64 feet to a point on the aforementioned westerly line of Tenth Avenue; thence

8.	Along said westerly line of Tenth Avenue, South 00°03'07" West, a distance of 192.17 feet to the Point of Beginning.

Tower C-Street Level:

All of the lands above a lower limiting plane of elevation 12.00 feet and at or below an upper limiting plane of elevation 29.00 feet (Manhattan Borough Datum) within the following horizontal boundary:

Beginning at a point formed by the intersection of the westerly line of Tenth Avenue (100' R.O.W.), and the northerly line of West 30th Street (60' R.O.W.); running thence

1.	Along said northerly line of West 30th Street, North 89°56'53" West, a distance of 579.42 feet to a point; thence

2.	Leaving West 30th Street, North 00°03'07" East, a distance of 20.06 feet to a point; thence

3.	South 89°56'53" East, a distance of 8.37 feet to a point; thence

4.	North 00°03'07" East, a distance of 30.67 feet to a point; thence

5.	North 89°56'53" West, a distance of 1.80 feet to a point; thence

6.	North 00°03'07" East, a distance of 5.03 feet to a point; thence

7.	North 89°56'53" West, a distance of 0.50 feet to a point; thence

8.	North 00°03'07" East, a distance of 6.60 feet to a point; thence

9.	South 89°56'53" East, a distance of 2.33 feet to a point; thence

10.	North 00°03'07" East, a distance of 18.31 feet to a point; thence

11.	North 36°42'17" West, a distance of 27.85 feet to a point; thence

12.	North 89°56'53" West, a distance of 10.32 feet to a point; thence

13.	North 00°03'07" East, a distance of 31.86 feet to a point; thence

14.	North 89°56'53" West, a distance of 45.42 feet to a point; thence

15.	North 00°03'07" East, a distance of 12.90 feet to a point; thence

16.	North 89°56'53" West, a distance of 37.04 feet to a point; thence

17.	North 00°03'07" East, a distance of 34.75 feet to a point; thence

18.	South 89°56'53" East, a distance of 1.41 feet to a point; thence

19.	North 78°45'38" East, a distance of 49.37 feet to a point; thence

20.	South 89°56'53" East, a distance of 630.64 feet to a point on the aforementioned westerly line of Tenth Avenue; thence

21.	Along said westerly line of Tenth Avenue, South 00°03'07" West, a distance of 192.17 feet to the Point of Beginning.

Tower C-Mezzanine Level:

All of the lands above a lower limiting plane of elevation 29.00 feet and at or below an upper limiting plane of elevation 40.55 feet (Manhattan Borough Datum) within the following horizontal boundary:

Beginning at a point formed by the intersection of the westerly line of Tenth Avenue (100' R.O.W.), and the northerly line of West 30th Street (60' R.O.W.); running thence

1.	Along said northerly line of West 30th Street, North 89°56'53" West, a distance of 579.42 feet to a point; thence

2.	Leaving West 30th Street, North 00°03'07" East, a distance of 20.06 feet to a point; thence

3.	South 89°56'53" East, a distance of 8.37 feet to a point; thence

4.	North 00°03'07" East, a distance of 35.70 feet to a point; thence

5.	South 89°56'53" East, a distance of 3.21 feet to a point; thence

6.	North 00°03'07" East, a distance of 136.41 feet to a point; thence

7.	South 89°56'53" East, a distance of 567.83 feet to a point on the aforementioned westerly line of Tenth Avenue; thence

8.	Along said westerly line of Tenth Avenue, South 00°03'07" West, a distance of 192.17 feet to the Point of Beginning.

Tower C-Plaza level and above:

All of the lands above a lower limiting plane of elevation 40.55 feet (Manhattan Borough

Datum) within the following horizontal boundary:

Beginning at a point formed by the intersection of the westerly line of Tenth Avenue (100'

R.O.W.), and the northerly line of West 30th Street (60' R.O.W.); running thence

1.	Along said northerly line of West 30th Street, North 89°56'53" West, a distance of 416.00 feet to a point; thence

2.	Leaving West 30th Street, North 00°03'07" East, a distance of 192.17 feet to a point; thence

3.	South 89°56'53" East, a distance of 416.00 feet to a point on the aforementioned westerly line of Tenth Avenue; thence

4.	Along said westerly line of Tenth Avenue, South 00°03'07" West, a distance of 192.17 feet to the Point of Beginning.

Exhibit B

Authorized Representatives

1.     Coach Member:
Todd Kahn
Jane Neilson

2.     Developer:
Jeff Blau
L. Jay Cross

Exhibit B

Exhibit C

BASE BUILDING LIGHTING

1.      See pictorial rendering attached hereto.

2.     The base of the Building will have high efficiency recessed white lighting which accentuates the faceted geometry of the colonnades and helps the tower achieve a sense of levity. In addition, these fixtures will provide a brighter pedestrian area at these spaces helping to mark the entry of the Building. The lighting helps the sense of the interior activity spilling through the colonnade. The soffit above the Coach Lobby has integrated linear LED lighting (white) which accentuates its sculpted, shingled character and casts an ambient glow to the High Line area as it passes through the Building. The triangular shapes of the tower top are backlit and the crown ridge is uplit, which together provides a bright iconic shape for the identity of the Building on the New York skyline.

Exhibit C

Exhibit D

BUDGET

Exhibit D

Exhibit E

Coach TCO Work and Developer TCO Work

Exhibit E

Exhibit F

Cost Allocation Methodology

I.           GENERAL COST ALLOCATION METHODOLOGIES

The following sets forth the various methodologies pursuant to which costs associated with the Building will be allocated:

1.	DIRECT ALLOCATIONS	Where applicable, cost categories will be split into clearly defined components (“Direct Allocations”) fully attributed to each Unit.

2.	GSF	Costs allocated by gross square footage (“GSF”) are allocated based on the total GSF of the Building. Coach’s share of costs allocated by GSF will be the GSF of the Coach Unit divided by the GSF of the Building.

3.	THE TOWER	That portion of the Building that is located from the Building’s eastern property line to 365 feet west of the Building’s eastern property line, as more specifically shown on the plans (the “Tower”).

4.	TOWER GSF	Costs allocated by GSF in the Tower (“Tower GSF”) will be split based on an allocation of the total GSF in the Tower which is attributable to each Unit. For avoidance of doubt, the portion of the Building located west of the point that is 365 feet west of the Building’s eastern property line to the Building’s western property line (the “Terra Firma Portion”), which includes the parking facility, loading docks, and certain retail space, is not part of the Tower for this purpose and, except to the extent included in the Coach Fixed Land Cost, no costs associated with the construction of such portion of the Building shall be allocated to the Coach Member pursuant to these Cost Allocation Methodologies.

5.	OFFICE GSF	Costs allocated by “Office GSF” are allocated based on the total GSF of office space in the Tower. Coach’s share of costs allocated by Office GSF will be the GSF of the Coach Unit divided by the total GSF of the Coach Unit plus the aggregate GSF of the Additional Office Units.

Exhibit F – Page 1

6.	FAÇADE CONTACT AREA	Costs allocated by “Façade Contact Area” are shared based on the portion of the contact area of the Tower façade behind which each Unit and Common Elements are located.

7.	TOTAL COSTS	Costs allocated by “Total Costs” are shared based on the proportion of total development costs for each Unit in the Building. For the Coach Unit, this represents Coach Total Development Costs divided by the total Project Costs.

8.	HARD COSTS	Costs allocated by “Hard Costs” are allocated based on the total overall percentage of Building specific Hard Costs allocated to each Unit pursuant to the other cost allocation rules set forth herein.

9.	COACH TI	Costs allocated by “Coach TI” with respect to the Coach TI Items referenced in Section 10.07 of the Development Agreement will be allocated to Coach as tenant items subject to the Coach Costs Cap to the extent provided in Section 10.07 of the Development Agreement.

10.	LEGACY GSF	Costs allocated by “Legacy GSF” are allocated based on the total GSF of the following portions of the Building: the Coach Unit, the Additional Office Units, the Retail Unit and the Parking Unit. Coach’s share of costs allocated by Legacy GSF will be the GSF of the Coach Unit divided by the aggregate GSF of the Coach Unit, the Additional Office Units, the Retail Unit and the Parking Unit.

11.	LEGACY TOTAL COSTS	Costs allocated by “Legacy Total Costs” (i.e., legal costs of outside counsel to the Third Party Lender) will be allocated based on the total overall percentage of Project Costs allocated to the Coach Unit, the Additional Office Units, the Retail Unit and the Parking Unit.

12.	NON-COACH LEGACY GSF	Costs allocated by “Non-Coach Legacy GSF” are allocated among the Additional Office Units, the Retail Unit and the Parking Unit based on their total relative GSF. The Coach Unit will not have a share of costs allocated by Non-Coach Legacy GSF.

Exhibit F – Page 2

 *** Confidential Treatment Requested

13.	NON-COACH LEGACY TOTAL COSTS	Costs allocated by “Non-Coach Legacy Total Costs” will be allocated among the Additional Office Units, the Retail Unit and the Parking Unit based on each such Unit’s share of the total of Project Costs for such Units. The Coach Unit will not have a share of costs allocated by Non-Coach Total Costs.

14.	TERRA FIRMA GSF	Costs allocated by “Terra Firma GSF” relate to the Terra Firma Portion and will be allocated among the Parking Unit, the Retail Unit, the Coach Unit and Required Podium Infrastructure based on their relative GSF. The Coach Unit will not have a share of costs allocated by Terra Firma GSF except for its share relating to its storage space in the Loading Dock area.

15.	FUTURE COST CATEGORIES	As the design and development process progresses, additional cost items may require allocation among the Units. Developer and Coach will work in good faith to divide the costs as Direct Allocations. For costs not divisible into Direct Allocations, one of the above allocation methodologies may be employed with the agreement of both Coach and Developer. Additional cost allocation methods may also be created with the agreement of both Coach and Developer.

II. COACH FIXED LAND COST

Coach Fixed Land Cost of *** per RSF of the Coach Unit will consist of the Coach Member’s share of the following costs:

Exhibit F – Page 3

*** Confidential Treatment Requested

A.	LAND	The cost to Coach of the fee purchase of the Coach Premises from the MTA (the “Coach Fixed Land Costs”) shall be an amount equal to the product of (a) *** multiplied by (b) the total rentable square feet of the Coach Unit (which will include, for the avoidance of doubt, and without duplication, (i) the total rentable square feet of Office Unit 2A, if the Coach Expansion Right is exercised with respect to Office Unit 2A, or (ii) the total rentable square feet of Office Unit 2A and Office Unit 2B, if the Coach Expansion Right is exercised with respect to Office Unit 2A and Office Unit 2B). The Coach Fixed Land Cost includes (x) all costs of the fee purchase of the Coach Unit from the MTA in order to effectuate the Closing, including, without limitation, any deposits payable to the MTA and, if applicable, any contributions required to be made to the LIRR Work Fund (as defined in the Building C Lease), (y) Coach’s Allocable Share of rental and any other amounts that may be payable under the Building C Lease (including, if applicable, any rental in respect of Estimated ERY Roof Costs or the LIRR Work Cost Allocable Share or the Guaranteed Default Payments (as each such phrase is defined therein)), and (z) Coach’s Allocable Share of the cost of constructing the Podium (it being acknowledged and agreed that, except to the extent included in Coach Fixed Land Cost, the Coach Member shall not be responsible for the payment of any costs associated with acquiring fee title of the Coach Unit from the MTA, any rental or other amounts that may be payable under the Building C Lease or any costs of constructing the Podium).

If Developer enters into a binding agreement with any other purchaser of office space in the Building (other than an affiliate of Developer) which provides for (i) a fixed land cost which is less than *** per square foot (taking into account all components comprising the Coach Fixed Land Cost), (ii) a development fee or an allocation of Developer’s overhead costs which is less (on a per square foot basis) than the Development Fee or the Coach Overhead Costs, respectively, or (iii) otherwise provides for an allocation or methodology of allocation for Project Costs which is more favorable in any material respect to such other purchaser than that provided for herein, then the Coach Total Development Costs payable by the Coach Member under this Agreement and the Operating Agreement will be reduced to equal the amount which the Coach Member would have paid had such more favorable terms been applicable to the Coach Member.

Exhibit F – Page 4

III. COSTS TO BE ALLOCATED

The following are the costs to be allocated pursuant to the various methodologies above:

1.          BUILDING-SPECIFIC HARD COSTS

A.	STRUCTURE	Coach’s share of concrete structural frame, secondary structural steel, column encasements, trusses, truss encasements, outriggers, metal deck, concrete on metal deck, cast concrete decks, shear walls, columns, outriggers, roofs, parapets and bulkheads shall be allocated on a Tower GSF basis.

B.	FAÇADE	Coach’s share of building façade costs will be based on a Façade Contact Area basis.

C.	ELECTRICAL	Where possible, electrical systems costs shall be allocated as Direct Allocations for all work from the incoming service through distribution. Shared electrical systems costs shall be allocated on a Tower GSF basis.

D.	FIRE ALARM	Fire alarm costs shall be allocated as Direct Allocations, with exception of any FDNY required tie-ins, and cross communication systems for fire alarm panels, which shall be allocated on a Tower GSF basis.

E.	SEPARATE MECHANICAL	Where possible, mechanical systems costs shall be allocated as Direct Allocations.

F.	SHARED MECHANICAL	Shared mechanical systems, such as support for incoming services and common mechanical within transfer trusses, will be allocated on a Tower GSF basis.

G.	SEPARATE PLUMBING	Where possible, plumbing systems costs shall be allocated as Direct Allocations.

H.	SHARED PLUMBING	Shared plumbing systems, including underslab and foundation drainage, roof leaders, roof drainage, and mechanical room drainage, shall be allocated on a Tower GSF basis.

I.	SPRINKLER	Where possible, sprinkler system costs shall be allocated as Direct Allocations. The common standpipe system and common storage tanks shall be allocated on a Tower GSF basis.

Exhibit F – Page 5

J.	VERTICAL TRANSPORTATION	Vertical transportation costs shall be allocated as Direct Allocations. Shared freight elevators shall be allocated on a Tower GSF basis. For the avoidance of doubt, elevator bank 1 shall be allocated to the Coach Member and elevator banks 2 and 3 shall not be allocated to the Coach Member, regardless of whether the Coach Member elects to take all or any portion of the Coach Expansion Premises.

K.	INTERNAL CORE DIVISIONAL WALLS	Where possible, sheetrock and stud wall costs, and masonry wall costs shall be allocated as Direct Allocations. Exceptions to this allocation are for common mechanical and incoming service rooms, which shall be allocated on a Tower GSF basis.

L.	GENERAL CONDITIONS	General conditions shall be allocated on a Hard Costs basis.

M.	COACH EXPANSION PREMISES	The incremental costs of constructing Office Unit 2A and Office Unit 2B over the Base Building Work shall be allocated to the Coach Expansion Premises (i.e., to the Fund Member or to the Coach Member, depending on whether the Coach Member exercises the Coach Expansion Right with respect to such portion of the Coach Expansion Premises) and subject to the Coach Costs Cap to the extent the Coach Member exercises the Coach Expansion Right with respect to such portion of the Coach Expansion Premises; provided, that the incremental cost of the Coach spec interior finishes of core bathrooms in the Coach Expansion Premises in excess of the allowance therefor in the Project budget shall be allocated to the Coach Member on a Coach TI basis.

2.	BUILDING-SPECIFIC SOFT COSTS

A.	ARCHITECTS & ENGINEERS	Project architectural and engineering costs will be allocated on a GSF basis.

B.	LEGAL	Legal costs will be allocated as Direct Allocations where possible (and, with respect to the portion allocated to the Fund Units, may be further allocated on a Non-Coach Legacy Total Costs basis). Legal costs of outside counsel to IDA will be allocated based on Legacy GSF. Other legal costs will be allocated on a Total Costs basis.

Exhibit F – Page 6

C.	INSURANCE	Insurance costs will be allocated on a Total Costs basis.

D.	ACCOUNTING	Accounting costs for outside auditors will be allocated on a Total Costs basis.

E.	TITLE INSURANCE	Owner’s title insurance costs for the initial closing date leasehold policy will be allocated based on a Total Costs basis. Title insurance costs for the loan policy will be allocated based on relative portions of the construction loan.

F.	PERMITS, FEES & SURVEY	Permits, fees and survey costs will be allocated on a GSF basis.

G.	REAL ESTATE TAXES / PILOT	Real estate taxes and PILOT payments during construction will be based on Legacy GSF.

H.	MARKETING	Where possible, marketing will be allocated as Direct Allocations. Shared marketing costs will be allocated on a Legacy GSF basis.

I.	LEASING AND COMMISSIONS	Leasing and commissions will be allocated as Direct Allocations.

J.	FINANCING AND INTEREST	Financing and interest costs will be allocated as Direct Allocations (i.e., any interest and other financing costs pertaining solely to the Coach Unit Loan shall be borne by the Coach Member, and any interest and other financing costs pertaining solely to the Third Party Loan shall be borne by the Fund Member and allocated as Non-Coach Total Costs).

Exhibit F – Page 7

Exhibit G

Delivery Condition

Exhibit G

Coach Delivery Conditions	2/18/13

All Developer Work to be completed in accordance with Development Agreement. Delivery Conditions at each milestone are described in the table below.

1.	Completion of foundation and lowest slab (street level)

2.	Concrete complete with slab at 215t floor

3-5.	Office Floors Block Turnover

Structure	Concrete frame complete on Delivery Block Floors
Exterior Enclosure	Watertight with curtainwall installed on Delivery Block Floors, except designated Hoist and Crane Impact Areas and Atrium.
Base Building Stairwells	Fire stairwells erected to the floor, including temporary handrails suitable for worker accessibility
Walls	Core enclosure framed at Block Delivery Floors, drywall work underway with remaining Base Building drywall work to be coordinated with Coach fitout schedule.
Temporary roof	Installed above Delivery Block Floors. Removal of intermediate temp roofs will be done by Base Building Contractor in coordination with Coach.
Floor	Delivery Block Floors broom cleaned
Utility Closets	Base Building utility closets mechanical rough-in complete at Block Delivery Floors with drywall work underway
Toilet Rooms	Toilet room work underway at Block Delivery Floors and complete per Base Building schedule

HVAC
HVAC duct risers	Main HVAC duct risers underway
Air Towers	Air riser shafts, air towers, main ductwork to Delivery Block Floors installed, dampers and controls installed, panels not complete and operational but ready for Coach tie in.
Piping Riser	Underway to Delivery Block Floors
Heating hot water connections to FPTUs	Underway
Supplemental Chilled Water Risers	Supplemental chilled water supply and return risers complete with valued outlets where appropriate.

Electrical
Base Building Electrical Closets	Closets complete on Delivery Block Floors with base building high and low voltage distribution panels underway and drywall underway.
Bus Duct	Bus duct and/or cable risers/feeders serving Delivery Block Floors installed, not energized.
Utility power panels	Installed, powered work underway.
Vertical conduits and slab	Vertical conduits and slab opening for telecommunication J

opening for telecommunication	underway.
Temporary lighting	Installed in core per specifications
Temporary Power	Available at block turnover

Standpipe/Sprinkler
Standpipe/Sprinkler Main	Main installed to Delivery Block Floors, takeoffs serving the floor complete.
Sprinkler Loop	Temp Sprinkler loop not required by DOB/FDNY Code and is not planned to be installed. Sprinkler coverage is only required at time of TCO. If a temporary loop is required, it will be provided at block turnover.
Base Building Sprinkler	Flow and tamper switch complete

Plumbing
Plumbing Risers	Takeoffs serving the floor complete
Drain piping at terrace	Complete at delivery of office floor block including 19th floor terrace

6.	Temporary HVAC available

7.	Coach Low Rise Service Elevator Complete

Low-rise service elevator complete and signed off by DOB

Low-rise service elevator lobby complete and signed off by DOB

Low-rise-service elevator door frames in place/set

Low-rise service elevator machine room complete and signed off by DOB

8.	Permanent Electrical Power

9.	Coach Low Rise Passenger Elevators Complete

Low-rise passenger elevators complete and signed off by DOB

Low-rise passenger elevator lobby complete and signed off by DOB

Low-rise passenger elevator door frames in place/set

Low-rise passenger elevator machine room complete and signed off by DOB

10.	Permanent HVAC Tested, Operational and Balanced

11.	Coach Main Lobby and Atrium Complete

Coach lobby complete including finishes and storefront, ready for Coach FF&E

Coach mail room complete and ready for Coach FF&E

Atrium exterior wall complete and watertight

Atrium interior wall complete

Atrium staircase complete including handrails

Atrium HVAC complete including smoke purge system in mechanical areas on floors 5M and 21 Atrium electrical complete

Atrium lighting complete

12.	Fire Alarm Contractor Certified Pre-Test Complete

Developer to manage fire alarm installation process for both Base Building and Coach Finish Work under two separate contracts. Fire alarm deliverables subject to Coach delivery of Coach Finish Work and systems in accordance with fire alarm subcontractor date and scope requirements. Coach Finish Work fire alarm will be a Coach Tenant Item (excluded from GMP).

Base Building Contract Deliverables:

-	Base Building warden stations complete
-	Base Building strobe and speaker panels complete
-	Base Building smoke detectors complete to provide elevator fireman's recall
-	Floor supply and return airshaft complete with fire smoke damper terminated at core wall

Coach Finish Work Contract Deliverables:

-	Fire Alarm devices in Coach space installed, tested and operational

13.	TCO for Coach Space for Move In (Subject to Coach Work)

See Exhibit N - TCO Work

14.	Final Completion

-	HVAC, electrical and mechanical systems commissioned
-	Curtainwall installed and watertight for the Building, all hoists removed and curtainwall panels in-filled at Hoist Impact Areas

Exhibit H

Existing Contractors/Consultants

1.          Accenture LLP

2.          ADAPT Corporation

3.          AKF Engineers LLP

4.          Cerami & Associates, Inc.

5.          Cherins & Co LLC

6.          Code Consultants Professional Engineers, PC

7.          CS Technology, Inc.

8.          DeSimone Consulting Engineers, P.L.L.C.

9.          Entek Engineering, LLC

10.         Field Management Services, Inc.

11.         Gordon H. Smith Corporation

12.         Guidepost Solutions, LLC

13.         Helmark Steel, Inc.

14.         Henshell & Buccellato, Consulting Architects

15.         Jaros, Baum & Bolles Consulting Engineers

16.         Jenkins & Huntington, Inc.

17.         Kohn Pederson Fox Associates PC

18.         Langan Engineering, Environmental, Surveying and Landscape Architecture, D.P.C.

19.         L’Observatoire International, Inc.

20.         MSA Security, Inc.

21.         Multiband Corporation

22.         Multivista Construction Documentation

23.         Nelson Byrd Woltz Landscape Architects, PLLC

24.         Neoscape

25.         Pentagram Design, Inc.

26.         Philip Habib & Associates

27.         R&R Scaffolding, Ltd.

28.         Rowan Williams Davies & Irwin Inc.

29.         T&M Protection Resources, LLC

30.         The Mill Group Inc.

31.         Thorton Thomasetti, Inc.

32.         Vidaris Inc. (f/k/a Israel Berger & Associates, LLC d/b/a Viridian Energy & Environment)

33.         visualhouse usa llc.

Exhibit H

Exhibit I

Landscaping

Exhibit I

Temporary Landscape Plan

11TH AVE PROPERTY LINE
VERTICAL GREEN WALL
RAILING
TEMPORARY GREEN ROOF
TEMPORARY HARDSCAPE LEADING TO TEMPORARY STAIR
FUTURE EXCAVATED TOWER D
FUTURE CULTURE SHED FIXED BLDG
FUTURE CULTURE SHED EXTENDED
10TH AVE PROPERTY LINE

A temporary green roof installation is proposed at the site of the future Culture Shed (39,700 sf) as interim landscape feature between buildout of tower and Culture Shed. The use of a pre-grown modular system will provide full coverage of plants grown to maturity at installation as well as provide an opportunity to disassemble for potential re-use on or off-site. Plant palette may range from low growing sedums to taller perennials and ornamental grasses depending on the soil depth systems selected - ranges from 2 ½" to 8" of engineered lightweight soil.

Modules to be placed directly upon heavy duty (HDPE, Polypropylene, TPO, EPDM or recyclable PVC) slip sheet/root barrier of 40-60 mil.

Simple overhead irrigation system is recommended; requirements are dependent on plant selection.

AREA TO BE COVERED BY INTERIM GREEN ROOF

HUDSON YARDS EAST
INTERIM GREEN ROOF OVER TERRA FIRMA
FEBRUARY 01, 2013

NELSON BYRD WOLTZ LANDSCAPE ARCHITECTS

ERY Permanent Landscape Plan

7 TRAIN
33RD STREET
TOWER E
TOWER A
RETAIL
11TH AVENUE
PAVILION
10TH AVENUE
TOWER D
CULTURE SHED
TOWER C
HIGHLINE
30TH STREET
STONE PAVEMENT
STONE DUST
PLANTING AREA
FOUNTAIN BASIN
HUDSON YARDS EAST
February 01, 2013
NELSON
BYRD
WOLTZ

Exhibit J

Forty-Seventh Floor Curtain Wall Adjustment

Exhibit J

Exhibit K-1

List of Plans

Exhibit K-1

1/28/2013

Hudson Yards Tower C Master Drawing Register

	Drawing Number																		
Index	Disc.	Dwg. Type		Sequence		Modifier	Sheet Number	Sheet Title	BID PACKAGE NAME	D-21: MECHANICAL	D-20: PLUMBING	D-19: FIRE PROTECTION	D-17: SECURITY	D-16: IT/TELECOM	D-15: FACADE MAINTENANCE	D-14: ARCHITECTURE	D-13: ELECTRICAL	D-12: STRUCTURE	D-11: PLUMBING UNDERGROUND
									DWG REVISION TEXT										
									ISSUE DATE	1/25/2013	1/11/2013	1/11/2013	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012
								GENERAL SHEETS											
1	7	0	-	00	01		HYE-TC-T0-0001	COVER SHEET VOLUME 1								X			
2	7	0	-	00	02		HYE-TC-T0-0002	COVER SHEET VOLUME 2								X			
3	6	0	-	00	01		HYE-TC-G0-0001	SHEET INDEX								X			
4	6	1		01	00		HYE-TC-G1-0100	SITE PLAN								X			
5	6	1		01	01		HYE-TC-G1-0101	SITE PLAN - HYE MASTER PLAN								X			
6	2	0		00	01		HYE-TC-Z0-0001	ZONING AND CODE SUMMARY								X			
								STRUCTURAL GENERAL SERIES											
7	5	0	-	00	01		HYE-TC-S0-0001	ABBREVIATIONS AND SYMBOLS										X	
8	5	0	-	00	02		HYE-TC-S0-0002	STRUCTURAL GENERAL NOTES I										X	
9	5	0	-	00	03		HYE-TC-S0-0003	STRUCTURAL GENERAL NOTES II										X	
10	5	0	-	00	04		HYE-TC-S0-0004	TOWER CONSTURCTION GUIDELINES										X	
								STRUCTURAL PLAN SERIES											
11	5	1	-	C1	00		HYE-TC-S1-C100	COMPOSITE PLAN, FLOOR C1 ALL SECTORS										X	
12	5	1	-	00	00		HYE-TC-S1-0000	COMPOSITE PLAN, FLOOR 00 (STREET) ALL SECTORS										X	
13	5	1	-	01	00		HYE-TC-S1-0100	COMPOSITE PLAN, FLOOR 01 (STREET) ALL SECTORS										X	
14	5	1	-	C0	01		HYE-TC-S1-C001	DEPRESSED CORE PIT PLAN										X	
15	5	1	-	C1	01		HYE-TC-S1-C101	FLOOR PLAN C1 SECTOR 01										X	
16	5	1	-	C1	04		HYE-TC-S1-C104	FLOOR PLAN C1 SECTOR 04										X	
17	5	1	-	C1	07		HYE-TC-S1-C107	FLOOR PLAN C1 SECTOR 07										X	
18	5	1	-	00	01		HYE-TC-S1-0001	FLOOR PLAN 00 SECTOR 01										X	
19	5	1	-	00	01M		HYE-TC-S1-0001M	FLOOR PLAN 00M SECTOR 01										X	
20	5	1	-	01	01		HYE-TC-S1-0101	FLOOR PLAN 01 SECTOR 01										X	
21	5	1	-	01	02		HYE-TC-S1-0102	FLOOR PLAN 02 SECTOR 01										X	
22	5	1	-	01	03		HYE-TC-S1-0103	FLOOR PLAN 03 SECTOR 01										X	
23	5	1	-	01	04		HYE-TC-S1-0104	FLOOR PLAN 04 SECTOR 01										X	
24	5	1	-	05	01		HYE-TC-S1-0501	FLOOR PLAN 05 SECTOR 01										X	
25	5	1	-	05	01M		HYE-TC-S1-0501M	FLOOR PLAN 05M SECTOR 01										X	
26	5	1	-	06	01		HYE-TC-S1-0601	FLOOR PLAN 06 SECTOR 01										X	
27	5	1	-	07	01		HYE-TC-S1-0701	FLOOR PLAN 07 SECTOR 01										X	
28	5	1	-	08	01		HYE-TC-S1-0801	FLOOR PLAN 08 SECTOR 01										X	
29	5	1	-	09	01		HYE-TC-S1-0901	FLOOR PLAN 09 SECTOR 01										X	
30	5	1	-	10	01		HYE-TC-S1-1001	FLOOR PLAN 10 SECTOR 01										X	
31	5	1	-	11	01		HYE-TC-S1-1101	FLOOR PLAN 11 SECTOR 01										X	
32	5	1	-	12	01		HYE-TC-S1-1201	FLOOR PLAN 12 SECTOR 01										X	
33	5	1	-	13	01		HYE-TC-S1-1301	FLOOR PLAN 13 SECTOR 01										X	
34	5	1	-	14	01		HYE-TC-S1-1401	FLOOR PLAN 14 SECTOR 01										X	
35	5	1	-	15	01		HYE-TC-S1-1501	FLOOR PLAN 15 SECTOR 01										X	
36	5	1	-	16	01		HYE-TC-S1-1601	FLOOR PLAN 16 SECTOR 01										X	
37	5	1	-	17	01		HYE-TC-S1-1701	FLOOR PLAN 17 SECTOR 01										X	
38	5	1	-	18	01		HYE-TC-S1-1801	FLOOR PLAN 18 SECTOR 01										X	
39	5	1	-	19	01		HYE-TC-S1-1901	FLOOR PLAN 19 SECTOR 01										X	
40	5	1	-	20	01		HYE-TC-S1-2001	FLOOR PLAN 20 SECTOR 01										X	
41	5	1	-	21	01		HYE-TC-S1-2101	FLOOR PLAN 21 SECTOR 01										X	
42	5	1	-	22	01		HYE-TC-S1-2201	FLOOR PLAN 22 SECTOR 01										X	
43	5	1	-	23	01		HYE-TC-S1-2301	FLOOR PLAN 23 SECTOR 01										X	
44	5	1	-	24	01		HYE-TC-S1-2401	FLOOR PLAN 24 SECTOR 01										X	
45	5	1	-	25	01		HYE-TC-S1-2501	FLOOR PLAN 25 SECTOR 01										X	
46	5	1	-	26	01		HYE-TC-S1-2601	FLOOR PLAN 26 SECTOR 01										X	
47	5	1	-	27	01		HYE-TC-S1-2701	FLOOR PLAN 27 SECTOR 01										X	
48	5	1	-	28	01		HYE-TC-S1-2801	FLOOR PLAN 28 SECTOR 01										X	
49	5	1	-	29	01		HYE-TC-S1-2901	FLOOR PLAN 29 SECTOR 01										X	
50	5	1	-	30	01		HYE-TC-S1-3001	FLOOR PLAN 30 SECTOR 01										X	
51	5	1	-	31	01		HYE-TC-S1-3101	FLOOR PLAN 31 SECTOR 01										X	
52	5	1	-	32	01		HYE-TC-S1-3201	FLOOR PLAN 32 SECTOR 01										X	
53	5	1	-	33	01		HYE-TC-S1-3301	FLOOR PLAN 33 SECTOR 01										X	
54	5	1	-	34	01		HYE-TC-S1-3401	FLOOR PLAN 34 SECTOR 01										X	
55	5	1	-	34	01M		HYE-TC-S1-3401M	FLOOR PLAN 34M SECTOR 01										X	
56	5	1	-	35	01		HYE-TC-S1-3501	FLOOR PLAN 35 SECTOR 01										X	
57	5	1	-	36	01		HYE-TC-S1-3601	FLOOR PLAN 36 SECTOR 01										X	
58	5	1	-	37	01		HYE-TC-S1-3701	FLOOR PLAN 37 SECTOR 01										X	
59	5	1	-	38	01		HYE-TC-S1-3801	FLOOR PLAN 38 SECTOR 01										X	
60	5	1	-	39	01		HYE-TC-S1-3901	FLOOR PLAN 39 SECTOR 01										X	
61	5	1	-	40	01		HYE-TC-S1-4001	FLOOR PLAN 40 SECTOR 01										X	
62	5	1	-	41	01		HYE-TC-S1-4101	FLOOR PLAN 41 SECTOR 01										X	
63	5	1	-	42	01		HYE-TC-S1-4201	FLOOR PLAN 42 SECTOR 01										X	
64	5	1	-	43	01		HYE-TC-S1-4301	FLOOR PLAN 43 SECTOR 01										X	
65	5	1	-	44	01		HYE-TC-S1-4401	FLOOR PLAN 44 SECTOR 01										X	
66	5	1	-	45	01		HYE-TC-S1-4501	FLOOR PLAN 45 SECTOR 01										X	
67	5	1	-	46	01		HYE-TC-S1-4601	FLOOR PLAN 46 SECTOR 01										X	
68	5	1	-	47	01		HYE-TC-S1-4701	FLOOR PLAN 47 SECTOR 01										X	
69	5	1	-	48	01		HYE-TC-S1-4801	FLOOR PLAN 48 SECTOR 01										X	
70	5	1	-	49	01		HYE-TC-S1-4901	FLOOR PLAN 49 SECTOR 01										X	
71	5	1	-	49	01M		HYE-TC-S1-4901M	FLOOR PLAN 49M SECTOR 01										X	
72	5	1	-	50	01		HYE-TC-S1-5001	FLOOR PLAN 50 SECTOR 01										X	
73	5	1	-	51	01		HYE-TC-S1-5101	FLOOR PLAN TOP OF CROWN SECTOR 01										X	
74	5	1	-	02	01	'-ALT	HYE-TC-S1-0201'-ALT	Level 02 Framing Plan ALT Sector 01										X	
75	5	1	-	03	01	'-ALT	HYE-TC-S1-0301'-ALT	Level 03 Framing Plan ALT Sector 01										X	
76	5	1	-	04	01	'-ALT	HYE-TC-S1-0401'-ALT	Level 04 Framing Plan ALT Sector 01										X	
77	5	1	-	05	01	'-ALT	HYE-TC-S1-0501'-ALT	Level 05 Framing Plan ALT Sector 01										X	
78	5	1	-	05	01M	'-ALT	HYE-TC-S1-0501M'-ALT	Level 05M Framing Plan ALT Sector 01										X	
79	5	1	-	06	01	'-ALT	HYE-TC-S1-0601'-ALT	Level 06 Framing Plan ALT Sector 01										X	
80	5	1	-	07	01	'-ALT	HYE-TC-S1-0701'-ALT	Level 07 Framing Plan ALT Sector 01										X	
81	5	1	-	08	01	'-ALT	HYE-TC-S1-0801'-ALT	Level 08 Framing Plan ALT Sector 01										X	
82	5	1	-	09	01	'-ALT	HYE-TC-S1-0901'-ALT	Level 09 Framing Plan ALT Sector 01										X	
83	5	1	-	10	01	'-ALT	HYE-TC-S1-1001'-ALT	Level 10 Framing Plan ALT Sector 01										X	
84	5	1	-	11	01	'-ALT	HYE-TC-S1-1101'-ALT	Level 11 Framing Plan ALT Sector 01										X	
85	5	1	-	12	01	'-ALT	HYE-TC-S1-1201'-ALT	Level 12 Framing Plan ALT Sector 01										X	
86	5	1	-	13	01	'-ALT	HYE-TC-S1-1301'-ALT	Level 13 Framing Plan ALT Sector 01										X	
87	5	1	-	14	01	'-ALT	HYE-TC-S1-1401'-ALT	Level 14 Framing Plan ALT Sector 01										X	
88	5	1	-	15	01	'-ALT	HYE-TC-S1-1501'-ALT	Level 15 Framing Plan ALT Sector 01										X	
89	5	1	-	16	01	'-ALT	HYE-TC-S1-1601'-ALT	Level 16 Framing Plan ALT Sector 01										X	
90	5	1	-	17	01	'-ALT	HYE-TC-S1-1701'-ALT	Level 17 Framing Plan ALT Sector 01										X	
91	5	1	-	18	01	'-ALT	HYE-TC-S1-1801'-ALT	Level 18 Framing Plan ALT Sector 01										X	
92	5	1	-	19	01	'-ALT	HYE-TC-S1-1901'-ALT	Level 19 Framing Plan ALT Sector 01										X	
93	5	1	-	20	01	'-ALT	HYE-TC-S1-2001'-ALT	Level 20 Framing Plan ALT Sector 01										X	
94	5	1	-	21	01	'-ALT	HYE-TC-S1-2101'-ALT	Level 21 Framing Plan ALT Sector 01										X	
95	5	1	-	22	01	'-ALT	HYE-TC-S1-2201'-ALT	Level 22 Framing Plan ALT Sector 01										X	
96	5	1	-	23	01	'-ALT	HYE-TC-S1-2301'-ALT	Level 23 Framing Plan ALT Sector 01										X	
97	5	1	-	24	01	'-ALT	HYE-TC-S1-2401'-ALT	Level 24 Framing Plan ALT Sector 01										X	
98	5	1	-	25	01	'-ALT	HYE-TC-S1-2501'-ALT	Level 25 Framing Plan ALT Sector 01										X	
99	5	1	-	26	01	'-ALT	HYE-TC-S1-2601'-ALT	Level 26 Framing Plan ALT Sector 01										X	
100	5	1	-	27	01	'-ALT	HYE-TC-S1-2701'-ALT	Level 27 Framing Plan ALT Sector 01										X	
101	5	1	-	28	01	'-ALT	HYE-TC-S1-2801'-ALT	Level 28 Framing Plan ALT Sector 01										X	
102	5	1	-	29	01	'-ALT	HYE-TC-S1-2901'-ALT	Level 29 Framing Plan ALT Sector 01										X	
103	5	1	-	30	01	'-ALT	HYE-TC-S1-3001'-ALT	Level 30 Framing Plan ALT Sector 01										X	
104	5	1	-	31	01	'-ALT	HYE-TC-S1-3101'-ALT	Level 31 Framing Plan ALT Sector 01										X	
105	5	1	-	32	01	'-ALT	HYE-TC-S1-3201'-ALT	Level 32 Framing Plan ALT Sector 01										X	
106	5	1	-	33	01	'-ALT	HYE-TC-S1-3301'-ALT	Level 33 Framing Plan ALT Sector 01										X	
107	5	1	-	34	01	'-ALT	HYE-TC-S1-3401'-ALT	Level 34 Framing Plan ALT Sector 01										X	
108	5	1	-	34	01M	'-ALT	HYE-TC-S1-3401M'-ALT	Level 34M Framing Plan ALT Sector 01										X	
109	5	1	-	35	01	'-ALT	HYE-TC-S1-3501'-ALT	Level 35 Framing Plan ALT Sector 01										X	
110	5	1	-	36	01	'-ALT	HYE-TC-S1-3601'-ALT	Level 36 Framing Plan ALT Sector 01										X	
111	5	1	-	37	01	'-ALT	HYE-TC-S1-3701'-ALT	Level 37 Framing Plan ALT Sector 01										X	
112	5	1	-	38	01	'-ALT	HYE-TC-S1-3801'-ALT	Level 38 Framing Plan ALT Sector 01										X	
113	5	1	-	39	01	'-ALT	HYE-TC-S1-3901'-ALT	Level 39 Framing Plan ALT Sector 01										X	
114	5	1	-	40	01	'-ALT	HYE-TC-S1-4001'-ALT	Level 40 Framing Plan ALT Sector 01										X	
115	5	1	-	41	01	'-ALT	HYE-TC-S1-4101'-ALT	Level 41 Framing Plan ALT Sector 01										X	
116	5	1	-	42	01	'-ALT	HYE-TC-S1-4201'-ALT	Level 42 Framing Plan ALT Sector 01										X	
117	5	1	-	43	01	'-ALT	HYE-TC-S1-4301'-ALT	Level 43 Framing Plan ALT Sector 01										X	
118	5	1	-	44	01	'-ALT	HYE-TC-S1-4401'-ALT	Level 44 Framing Plan ALT Sector 01										X	
119	5	1	-	45	01	'-ALT	HYE-TC-S1-4501'-ALT	Level 45 Framing Plan ALT Sector 01										X	
120	5	1	-	46	01	'-ALT	HYE-TC-S1-4601'-ALT	Level 46 Framing Plan ALT Sector 01										X	
121	5	1	-	47	01	'-ALT	HYE-TC-S1-4701'-ALT	Level 47 Framing Plan ALT Sector 01										X	
122	5	1	-	48	01	'-ALT	HYE-TC-S1-4801'-ALT	Level 48 Framing Plan ALT Sector 01										X	
123	5	1	-	49	01	-ALT	HYE-TC-S1-4901-ALT	Level 49 Framing Plan ALT Sector 01										X	
124	5	1	-	49	01M	-ALT	HYE-TC-S1-4901M-ALT	Level 49M Framing Plan ALT Sector 01										X	
125	5	1	-	50	01	-ALT	HYE-TC-S1-5001-ALT	Level 50 Framing Plan ALT Sector 01											

Page 1 of 9

1/28/2013

Hudson Yards Tower C Master Drawing Register

	Drawing Number								BID PACKAGE NAME	D-21: MECHANICAL	D-20: PLUMBING	D-19: FIRE PROTECTION	D-17: SECURITY	D-16: IT-TELECOM	D-15: FAÇADE MAINTENANCE	D-14: ARCHITECTURE	D-13: ELECTRICAL	D-12: STRUCTURE	D-11: PLUMBING UNDERGROUND
									DWG REVISION TEXT										
Index	Disc.	Dwg. Type		Sequence		Modifier	Sheet Number	Sheet Title	ISSUE DATE	1/25/2013	1/11/2013	1/11/2013	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012
								STRUCTURAL ELEVATIONS											
126	S	2	-	00	01		HYE-TC-S2-0001	3D ISOMETRIC VIEWS										X	
127	S	2	-	00	02		HYE-TC-S2-0002	CROWN ISOMETRIC VIEWS										X	
127	S	2	-	01	01		HYE-TC-S2-0101	C8.9 CORE ELEVATION										X	
128	S	2	-	01	02		HYE-TC-S2-0102	C4.5 CORE ELEVATION										X	
129	S	2	-	01	03		HYE-TC-S2-0103	C6.5 CORE ELEVATION										X	
129	S	2	-	01	04		HYE-TC-S2-0104	C11.5 AND C12.5 SHEAR WALL ELEVATIONS										X	
130	S	2	-	01	05		HYE-TC-S2-0105	PERIMETER ELEVATION										X	
								STRUCTURAL SECTIONS											
131	S	3	-	01	01		HYE-TC-S3-0101	FOUNDATION SECTIONS I										X	
132	S	3	-	01	02		HYE-TC-S3-0102	FOUNDATION SECTIONS II										X	
133	S	3	-	01	03		HYE-TC-S3-0103	FOUNDATION SECTIONS III										X	
134	S	3	-	01	04		HYE-TC-S3-0104	FOUNDATION SECTIONS IV										X	
135	S	3	-	01	05		HYE-TC-S3-0105	FOUNDATION SECTIONS V										X	
136	S	3	-	01	06		HYE-TC-S3-0106	FOUNDATION SECTIONS VI										X	
137	S	3	-	01	07		HYE-TC-S3-0107	FOUNDATION SECTIONS VII										X	
138	S	3	-	02	01		HYE-TC-S3-0201	Shearwall Elevation C8.9 Cellar to Level 3										X	
139	S	3	-	02	02		HYE-TC-S3-0202	Shearwall Elevation C8.9 Level 3 to Level 6										X	
140	S	3	-	02	03		HYE-TC-S3-0203	Shearwall Elevation C4.5 Cellar to Level 3										X	
141	S	3	-	02	04		HYE-TC-S3-0204	Shearwall Elevation C4.5 Level 3 to Level 6										X	
142	S	3	-	02	05		HYE-TC-S3-0205	Shearwall Elevation C4.5 Cellar to Level 6										X	
143	S	3	-	02	06		HYE-TC-S3-0206	Shearwall Elevation Bank 1										X	
144	S	3	-	02	07		HYE-TC-S3-0207	Shearwall Elevation Bank 2										X	
145	S	3	-	02	08		HYE-TC-S3-0208	Shearwall Elevation Bank 3										X	
146	S	3	-	03	01		HYE-TC-S3-0301	Atrium Cable Wall Details I										X	
147	S	3	-	03	02		HYE-TC-S3-0302	Atrium Cable Wall Details II										X	
148	S	3	-	03	11		HYE-TC-S3-0311	Lobby Cable Wall Loads										X	
149	S	3	-	03	12		HYE-TC-S3-0312	Lobby Cable Wall Loads II										X	
								STRUCTURAL ENLARGED VIEWS											
150	S	4	-	01	01		HYE-TC-S4-0101	Shearwall Part Plans I										X	
151	S	4	-	01	02		HYE-TC-S4-0102	Shearwall Part Plans II										X	
152	S	4	-	02	01		HYE-TC-S4-0201	Level 5 Transfer Wall Elevations I										X	
153	S	4	-	02	02		HYE-TC-S4-0202	Level 5 Transfer Wall Elevations II										X	
154	S	4	-	02	03		HYE-TC-S4-0203	Level 5 Transfer Wall Elevations III										X	
155	S	4	-	02	04		HYE-TC-S4-0204	Level 5 & Upper Level Transfer Wall Elevations IV										X	
156	S	4	-	02	10		HYE-TC-S4-0210	Transfer Wall Sections											
150	S	4	-	04	01		HYE-TC-S4-0401	Supplemental Façade Support Steel										X	
151	S	4	-	04	02		HYE-TC-S4-0402	Supplemental Façade Support Steel Sections and Details I										X	
152	S	4	-	04	03		HYE-TC-S4-0403	Supplemental Façade Support Steel Sections and Details II										X	
153	S	4	-	04	11		HYE-TC-S4-0411	Supplemental Steel for Elevator Dividers										X	
154	S	4	-	04	20		HYE-TC-S4-0420	Coach Stair										X	
								STRUCTURAL DETAILS											
155	S	5	-	01	01		HYE-TC-S5-0101	FOUNDATION DETAILS I										X	
156	S	5	-	01	02		HYE-TC-S5-0102	FOUNDATION DETAILS II										X	
157	S	5	-	01	03		HYE-TC-S5-0103	FOUNDATION DETAILS III										X	
158	S	5	-	01	04		HYE-TC-S5-0104	FOUNDATION DETAILS IV										X	
157	S	5	-	01	05		HYE-TC-S5-0105	Typical Concrete Slab Details										X	
158	S	5	-	01	06		HYE-TC-S5-0106	Typical Concrete Two-Way Slab Details										X	
159	S	5	-	02	01		HYE-TC-S5-0201	Typical Concrete Slab Details										X	
160	S	5	-	02	02		HYE-TC-S5-0202	Typical Concrete One-Way Slab Details & Schedules										X	
161	S	5	-	02	03		HYE-TC-S5-0203	Typical Filigree Slab Schedule & Details										X	
162	S	5	-	02	04		HYE-TC-S5-0204	Typ Filigree Slab Reinf Placement Detail (Representative of Lower Floors)										X	
163	S	5	-	02	05		HYE-TC-S5-0205	Typ Filigree Slab Reinf Placement Detail (Representative of Upper Floors)										X	
164	S	5	-	02	11		HYE-TC-S5-0211	Typical Concrete Beam Details										X	
165	S	5	-	02	21		HYE-TC-S5-0221	Typical Concrete Column Details										X	
166	S	5	-	02	22		HYE-TC-S5-0222	Typical Concrete Column Details II										X	
167	S	5	-	02	23		HYE-TC-S5-0223	Typical Concrete Column Details III										X	
168	S	5	-	03	01		HYE-TC-S5-0301	Post Tension Details I										X	
169	S	5	-	03	02		HYE-TC-S5-0302	Typical Post Tensioned Details II										X	
170	S	5	-	03	01	-ALT	HYE-TC-S5-0301-ALT	Typical Post Tensioned Details I ALT										X	
171	S	5	-	03	02	-ALT	HYE-TC-S5-0302-ALT	Typical Post Tensioned Details II ALT										X	
172	S	5	-	03	03	-ALT	HYE-TC-S5-0303-ALT	Typical Post Tensioned Details II ALT										X	
173	S	5	-	04	01		HYE-TC-S5-0401	Typical Concrete Shearwall Details I										X	
174	S	5	-	04	02		HYE-TC-S5-0402	Typical Concrete Shearwall Details II										X	
175	S	5	-	05	01		HYE-TC-S5-0501	Core Wall Typical Details I										X	
176	S	5	-	05	02		HYE-TC-S5-0502	Core Wall Typical Details II										X	
177	S	5	-	05	10		HYE-TC-S5-0510	Level 4 & 6 Sections I										X	
178	S	5	-	05	11		HYE-TC-S5-0511	Level 4 & 6 Sections II										X	
179	S	5	-	06	01		HYE-TC-S5-0601	Typical Steel Details I										X	
180	S	5	-	06	02		HYE-TC-S5-0602	Typical Steel Details II										X	
181	S	5	-	06	03		HYE-TC-S5-0603	Typical Steel Details III										X	
182	S	5	-	06	04		HYE-TC-S5-0604	Typical Steel Details IV										X	
183	S	5	-	06	05		HYE-TC-S5-0605	Typical Steel Details V										X	
184	S	5	-	06	06		HYE-TC-S5-0606	Typical Steel Details VI										X	
185	S	5	-	06	10		HYE-TC-S5-0610	Crown Elevations										X	
186	S	5	-	07	01		HYE-TC-S5-0701	Typical Masonry Non-Bearing Wall Details										X	
187	S	5	-	07	02		HYE-TC-S5-0702	Typical Masonry Non-Bearing Wall to Concrete Details										X	
								STRUCTURAL SCHEDULES AND DIAGRAMS											
188	S	6	-	01	01		HYE-TC-S6-0101	FOUNDATION SCHEDULES										X	
189	S	6	-	01	02		HYE-TC-S6-0102	FOUNDATION LAP SPLICE SCHEDULES										X	
190	S	6	-	02	01		HYE-TC-S6-0201	Shearwall Schedules I										X	
191	S	6	-	02	02		HYE-TC-S6-0202	Shearwall Schedules II										X	
192	S	6	-	02	04		HYE-TC-S6-0204	LINK BEAM SCHEDULES II										X	
193	S	6	-	02	10		HYE-TC-S6-0210	TERRAFIRMA SHEAR WALL SCHEDULES										X	
194	S	6	-	03	01		HYE-TC-S6-0301	POST TENSION BEAM SCHEDULES										X	
195	S	6	-	03	02		HYE-TC-S6-0302	POST TENSION BEAM SCHEDULES II										X	
196	S	6	-	03	01	-ALT	HYE-TC-S6-0301-ALT	POST TENSION BEAM SCHEDULES ALT										X	
197	S	6	-	03	02	-ALT	HYE-TC-S6-0302-ALT	POST TENSION BEAM SCHEDULES II ALT										X	
198	S	6	-	03	11		HYE-TC-S6-0311	CONCRETE BEAM SCHEDULES										X	
199	S	6	-	03	21	-ALT	HYE-TC-S6-0321-ALT	Post-Tensioned Slab Schedules ALT										X	
200	S	6	-	03	22	-ALT	HYE-TC-S6-0322-ALT	Post-Tensioned Slab Schedules ALT										X	
201	S	6	-	03	23	-ALT	HYE-TC-S6-0323-ALT	Post-Tensioned Slab Schedules ALT										X	
202	S	6	-	03	24	-ALT	HYE-TC-S6-0324-ALT	Post-Tensioned Slab Schedules ALT										X	
203	S	6	-	03	25	-ALT	HYE-TC-S6-0325-ALT	Post-Tensioned Slab Schedules ALT										X	
204	S	6	-	03	26	-ALT	HYE-TC-S6-0326-ALT	Post-Tensioned Slab Schedules ALT										X	
205	S	6	-	04	01		HYE-TC-S6-0401	COLUMN SCHEDULE I										X	
206	S	6	-	04	02		HYE-TC-S6-0402	COLUMN SCHEDULE II										X	
207	S	6	-	04	03		HYE-TC-S6-0403	COLUMN SCHEDULE III										X	
208	S	6	-	04	04		HYE-TC-S6-0404	COLUMN SCHEDULE IV										X	
209	S	6	-	04	10		HYE-TC-S6-0410	COLUMN SCHEDULE (TERRAFIRMA)										X	
210	S	6	-	05	01		HYE-TC-S6-0501	Typical Masonry Non-Bearing Wall Schedules										X	
								ARCHITECTURAL GENERAL SERIES											
211	A	0	-	00	01		HYE-TC-A0-0001	ARCHITECTURAL ABBREVIATIONS AND SYMBOLS								X			
212	A	0	-	00	02		HYE-TC-A0-0002	ARCHITECTURAL GENERAL NOTES								X			
213	A	0	-	00	03		HYE-TC-A0-0003	MATERIAL LEGEND AND DESCRIPTION								X			
214	A	0	-	00	04		HYE-TC-A0-0004	LIGHTING FIXTURE SCHEDULE								X			
								ARCHITECTURAL PLAN SERIES											
215	A	1	-	C0	00		HYE-TC-A1-C000	COMPOSITE PLAN, ELEVATOR PITS ALL SECTORS								X			
216	A	1	-	C1	00		HYE-TC-A1-C100	COMPOSITE PLAN, CELLAR, FLOOR 00, 01								X			
217	A	1	-	C0	01		HYE-TC-A1-C001	PIT PLANS								X			
218	A	1	-	C1	01		HYE-TC-A1-C101	FLOOR PLAN CELLAR SECTOR 01								X			
219	A	1	-	C1	04		HYE-TC-A1-C104	FLOOR PLAN CELLAR SECTOR 04								X			
220	A	1	-	C1	07		HYE-TC-A1-C107	FLOOR PLAN CELLAR SECTOR 07								X			
221	A	1	-	00	01		HYE-TC-A1-0001	FLOOR PLAN 00 SECTOR 01								X			
222	A	1	-	00	04		HYE-TC-A1-0004	FLOOR PLAN 00 SECTOR 04								X			
223	A	1	-	00	07		HYE-TC-A1-0007	FLOOR PLAN 00 SECTOR 07								X			
224	A	1	-	00	01M		HYE-TC-A1-0001M	GROUND FLOOR MEZZANINE SECTOR 01								X			
225	A	1	-	00	04M		HYE-TC-A1-0004M	GROUND FLOOR MEZZANINE SECTOR 04								X			
226	A	1	-	00	07M		HYE-TC-A1-0007M	GROUND FLOOR MEZZANINE SECTOR 07								X			
227	A	1	-	01	01		HYE-TC-A1-0101	FLOOR PLAN 01 SECTOR 01								X			
228	A	1	-	01	04		HYE-TC-A1-0104	FLOOR PLAN 01 SECTOR 04								X			
229	A	1	-	01	07		HYE-TC-A1-0107	FLOOR PLAN 01 SECTOR 07								X			
230	A	1	-	02	01R		HYE-TC-A1-0201R	FLOOR PLAN 02 RETAIL MEZZANINE SECTOR 01								X			
231	A	1	-	02	01		HYE-TC-A1-0201	FLOOR PLAN 02 SECTOR 01								X			
232	A	1		03	01		HYE-TC-A1-0301	FLOOR PLAN 03 SECTOR 01								X			
233	A	1		04	01		HYE-TC-A1-0401	FLOOR PLAN 04 SECTOR 01								X			

Page 2 of 9

1/28/2013

Hudson Yards Tower C Master Drawing Register

Index	Disc.	Dwg. Type		Sequence	Modifier	Sheet Number	Sheet Title	D-21: MECHANICAL	D-20: PLUMBING	D-19: FIRE PROTECTION	D-17: SECURITY	D-16: IT-TELECOM	D-15: FAÇADE MAINTENANCE	D-14: ARCHITECTURE	D-13: ELECTRICAL	D-12: STRUCTURE	D-11: PLUMBING UNDERGROUND
	Drawing Number						BID PACKAGE: NAME / DWG REVISION TEXT / ISSUE DATE	1/21/2013	1/11/2013	1/11/2013	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012
234	A	1		05	01	HYE-TC-A1-0501	FLOOR PLAN 05 SECTOR 01							X			
235	A	1	-	05	01M	HYE-TC-A1-0501M	FLOOR PLAN 05M SECTOR 01							X			
236	A	1	-	06	01	HYE-TC-A1-0601	FLOOR PLAN 06 SECTOR 01							X			
237	A	1		07	01	HYE-TC-A1-0701	FLOOR PLAN 07 SECTOR 01							X			
238	A	1	-	08	01	HYE-TC-A1-0801	FLOOR PLAN 08 SECTOR 01							X			
239	A	1	-	09	01	HYE-TC-A1-0901	FLOOR PLAN 09 SECTOR 01							X			
240	A	1		10	01	HYE-TC-A1-1001	FLOOR PLANS 10 SECTOR 01							X			
241	A	1		11	01	HYE-TC-A1-1101	FLOOR PLAN 11 SECTOR 01							X			
242	A	1		12	01	HYE-TC-A1-1201	FLOOR PLAN 12 SECTOR 01							X			
243	A	1		13	01	HYE-TC-A1-1301	FLOOR PLAN 13 SECTOR 01							X			
244	A	1		14	01	HYE-TC-A1-1401	FLOOR PLAN 14 SECTOR 01							X			
245	A	1		15	01	HYE-TC-A1-1501	FLOOR PLAN 15 SECTOR 01							X			
246	A	1		16	01	HYE-TC-A1-1601	FLOOR PLAN 16 SECTOR 01							X			
247	A	1	-	17	01	HYE-TC-A1-1701	FLOOR PLAN 17 SECTOR 01							X			
248	A	1	-	18	01	HYE-TC-A1-1801	FLOOR PLAN 18 SECTOR 01							X			
249	A	1	-	19	01	HYE-TC-A1-1901	FLOOR PLAN 19 SECTOR 01							X			
250	A	1	-	20	01	HYE-TC-A1-2001	FLOOR PLAN 20 SECTOR 01							X			
251	A	1	-	21	01	HYE-TC-A1-2101	FLOOR PLAN 21 SECTOR 01							X			
252	A	1	-	22	01	HYE-TC-A1-2201	FLOOR PLAN 22 SECTOR 01							X			
253	A	1	-	23	01	HYE-TC-A1-2301	FLOOR PLAN 23 SECTOR 01							X			
254	A	1	-	24	01	HYE-TC-A1-2401	FLOOR PLAN 24 SECTOR 01							X			
255	A	1	-	25	01	HYE-TC-A1-2501	FLOOR PLAN 25 SECTOR 01							X			
256	A	1	-	26	01	HYE-TC-A1-2601	FLOOR PLAN 26 SECTOR 01							X			
257	A	1	-	27	01	HYE-TC-A1-2701	FLOOR PLAN 27 SECTOR 01							X			
258	A	1	-	28	01	HYE-TC-A1-2801	FLOOR PLAN 28 SECTOR 01							X			
259	A	1	-	29	01	HYE-TC-A1-2901	FLOOR PLAN 29 SECTOR 01							X			
260	A	1	-	30	01	HYE-TC-A1-3001	FLOOR PLAN 30 SECTOR 01							X			
261	A	1	-	31	01	HYE-TC-A1-3101	FLOOR PLAN 31 SECTOR 01							X			
262	A	1	-	32	01	HYE-TC-A1-3201	FLOOR PLAN 32 SECTOR 01							X			
263	A	1	-	33	01	HYE-TC-A1-3301	FLOOR PLAN 33 SECTOR 01							X			
264	A	1	-	34	01	HYE-TC-A1-3401	FLOOR PLAN 34 SECTOR 01							X			
265	A	1	-	34	01M	HYE-TC-A1-3401M	FLOOR PLAN 34M SECTOR 01							X			
266	A	1	-	35	01	HYE-TC-A1-3501	FLOOR PLAN 35 SECTOR 01							X			
267	A	1	-	36	01	HYE-TC-A1-3601	FLOOR PLAN 36 SECTOR 01							X			
268	A	1	-	37	01	HYE-TC-A1-3701	FLOOR PLAN 37 SECTOR 01							X			
269	A	1	-	38	01	HYE-TC-A1-3801	FLOOR PLAN 38 SECTOR 01							X			
270	A	1	-	39	01	HYE-TC-A1-3901	FLOOR PLAN 39 SECTOR 01							X			
271	A	1	-	40	01	HYE-TC-A1-4001	FLOOR PLAN 40 SECTOR 01							X			
272	A	1	-	41	01	HYE-TC-A1-4101	FLOOR PLAN 41 SECTOR 01							X			
273	A	1	-	42	01	HYE-TC-A1-4201	FLOOR PLAN 42 SECTOR 01							X			
274	A	1	-	43	01	HYE-TC-A1-4301	FLOOR PLAN 43 SECTOR 01							X			
275	A	1	-	44	01	HYE-TC-A1-4401	FLOOR PLAN 44 SECTOR 01							X			
276	A	1	-	45	01	HYE-TC-A1-4501	FLOOR PLAN 45 SECTOR 01							X			
277	A	1	-	46	01	HYE-TC-A1-4601	FLOOR PLAN 46 SECTOR 01							X			
278	A	1	-	47	01	HYE-TC-A1-4701	FLOOR PLAN 47 SECTOR 01							X			
279	A	1	-	48	01	HYE-TC-A1-4801	FLOOR PLAN 48 SECTOR 01							X			
280	A	1	-	49	01	HYE-TC-A1-4901	FLOOR PLAN 49 SECTOR 01							X			
281	A	1	-	49	01M	HYE-TC-A1-4901M	FLOOR PLAN 49M SECTOR 01							X			
282	A	1	-	50	01	HYE-TC-A1-5001	FLOOR PLAN 50 SECTOR 01							X			
283	A	1	-	50	01M	HYE-TC-A1-5001M	FLOOR PLAN 50M SECTOR 01							X			
284	A	1	-	51	01	HYE-TC-A1-5101	FLOOR PLAN BMU SECTOR 01							X			
285	A	1	-	52	01	HYE-TC-A1-5201	FLOOR PLAN ROOF SECTOR 01							X			
							ARCHITECTURAL ELEVATIONS AND SECTIONS										
286	A	2	-	00	10	HYE-TC-A2-0010	BUILDING GEOMETRY							X			
287	A	2	-	00	11	HYE-TC-A2-0011	BUILDING GEOMETRY							X			
288	A	2	-	00	12	HYE-TC-A2-0012	BUILDING GEOMETRY							X			
289	A	2	-	00	13	HYE-TC-A2-0013	BUILDING GEOMETRY							X			
290	A	2	-	00	14	HYE-TC-A2-0014	BUILDING GEOMETRY							X			
291	A	2	-	10	01	HYE-TC-A2-1001	BUILDING ELEVATIONS							X			
292	A	2	-	10	02	HYE-TC-A2-1002	BUILDING ELEVATIONS							X			
293	A	2	-	10	03	HYE-TC-A2-1003	BUILDING ELEVATIONS							X			
294	A	2	-	20	01	HYE-TC-A2-2001	BUILDING SECTIONS							X			
295	A	2	-	20	02	HYE-TC-A2-2002	BUILDING SECTIONS							X			
296	A	2	-	30	11	HYE-TC-A2-3011	PARTIAL ELEVATIONS							X			
297	A	2	-	30	12	HYE-TC-A2-3012	PARTIAL ELEVATIONS							X			
298	A	2	-	30	13	HYE-TC-A2-3013	PARTIAL ELEVATIONS							X			
299	A	2	-	30	14	HYE-TC-A2-3014	PARTIAL ELEVATIONS							X			
300	A	2	-	30	15	HYE-TC-A2-3015	PARTIAL ELEVATIONS							X			
301	A	2	-	30	16	HYE-TC-A2-3016	PARTIAL ELEVATIONS							X			
302	A	2	-	30	17	HYE-TC-A2-3017	PARTIAL ELEVATIONS							X			
303	A	2	-	30	21	HYE-TC-A2-3021	PARTIAL ELEVATIONS AT 18TH FLOOR TERRACE							X			
304	A	2	-	30	22	HYE-TC-A2-3022	PARTIAL ELEVATIONS AT TERRACES							X			
305	A	2	-	30	31	HYE-TC-A2-3031	PARTIAL ELEVATIONS AT FLOOR 12							X			
306	A	2	-	30	32	HYE-TC-A2-3032	PARTIAL ELEVATIONS AT FLOOR 12							X			
307	A	2	-	30	41	HYE-TC-A2-3041	PARTIAL ELEVATIONS AT FLOOR 47							X			
308	A	2	-	30	42	HYE-TC-A2-3042	PARTIAL ELEVATIONS AT FLOOR 47							X			
309	A	2	-	30	51	HYE-TC-A2-3051	PARTIAL ELEVATIONS							X			
310	A	2	-	30	52	HYE-TC-A2-3052	PARTIAL ELEVATIONS							X			
311	A	2	-	40	11	HYE-TC-A2-4011	PARTIAL SECTIONS AT GROUND							X			
312	A	2	-	40	21	HYE-TC-A2-4021	PARTIAL SECTIONS AT ATRIUM							X			
313	A	2	-	40	31	HYE-TC-A2-4031	PARTIAL SECTIONS AT MIDRISE TERRACE							X			
314	A	2	-	40	51	HYE-TC-A2-4051	PARTIAL SECTIONS AT ROOF							X			
315	A	2	-	40	52	HYE-TC-A2-4052	PARTIAL SECTIONS AT ROOF							X			
316	A	2	-	40	53	HYE-TC-A2-4053	PARTIAL SECTIONS AT ROOF							X			
317	A	2	-	40	54	HYE-TC-A2-4054	PARTIAL SECTIONS AT ROOF							X			
318	A	2	-	70	11	HYE-TC-A2-7011	PERFORMANCE MOCK UP WT01							X			
319	A	2	-	70	21	HYE-TC-A2-7021	PERFORMANCE MOCK UP WT02							X			
320	A	2	-	70	22	HYE-TC-A2-7022	PERFORMANCE MOCK UP WT02							X			
321	A	2	-	70	31	HYE-TC-A2-7031	PERFORMANCE MOCK UP WT03							X			
322	A	2	-	91	01	HYE-TC-A2-9101	TERRA FIRMA PARTIAL BUILDING SECTIONS							X			
323	A	2	-	91	02	HYE-TC-A2-9102	TERRA FIRMA PARTIAL BUILDING SECTIONS							X			
324	A	2	-	91	03	HYE-TC-A2-9103	TERRA FIRMA PARTIAL BUILDING SECTIONS							X			
325	A	2	-	91	04	HYE-TC-A2-9104	TERRA FIRMA PARTIAL BUILDING SECTIONS							X			
326	A	2	-	91	05	HYE-TC-A2-9105	TERRA FIRMA PARTIAL BUILDING SECTIONS							X			
							ARCHITECTURAL EXTERIOR ENCLOSURE										
327	A	3	-	00	10	HYE-TC-A3-0010	WALL TYPE 01 - FLAT WALL - TYPICAL							X			
328	A	3	-	00	20	HYE-TC-A3-0020	WALL TYPE 02 - SHINGLE WALL - TYPICAL							X			
329	A	3	-	00	21	HYE-TC-A3-0021	WALL TYPE 02 SHINGLE WALL - PENTHOUSE							X			
330	A	3	-	00	30	HYE-TC-A3-0030	WALL TYPE 03 - DOUBLE SHINGLE TYPICAL							X			
331	A	3	-	00	40	HYE-TC-A3-0040	WALL TYPE 04 - ATRIUM CABLE WALL							X			
332	A	3	-	00	50	HYE-TC-A3-0050	WALL TYPE 05 CHAMFER WALL TYPICAL							X			
333	A	3	-	20	01	HYE-TC-A3-2001	ENLARGED ELEVATIONS & SECTIONS AT BASE							X			
334	A	3	-	20	02	HYE-TC-A3-2002	ENLARGED ELEVATIONS & SECTIONS AT BASE							X			
335	A	3	-	20	03	HYE-TC-A3-2003	ENLARGED ELEVATIONS & SECTIONS AT BASE							X			
336	A	3	-	20	11	HYE-TC-A3-2011	ENLARGED ELEVATIONS & SECTIONS							X			
337	A	3	-	20	12	HYE-TC-A3-2012	ENLARGED ELEVATIONS & SECTIONS							X			
338	A	3	-	20	13	HYE-TC-A3-2013	ENLARGED ELEVATIONS & SECTIONS							X			
339	A	3	-	20	14	HYE-TC-A3-2014	ENLARGED ELEVATIONS & SECTIONS							X			
340	A	3	-	20	15	HYE-TC-A3-2015	ENLARGED ELEVATIONS & SECTIONS							X			
341	A	3	-	20	16	HYE-TC-A3-2016	ENLARGED ELEVATIONS & SECTIONS							X			
342	A	3	-	20	17	HYE-TC-A3-2017	ENLARGED ELEVATIONS & SECTIONS							X			
343	A	3	-	20	18	HYE-TC-A3-2018	ENLARGED ELEVATIONS & SECTIONS							X			
344	A	3	-	20	19	HYE-TC-A3-2019	ENLARGED ELEVATIONS & SECTIONS							X			
345	A	3	-	20	21	HYE-TC-A3-2021	ENLARGED ELEVATIONS & SECTIONS							X			
346	A	3	-	20	22	HYE-TC-A3-2022	ENLARGED ELEVATIONS & SECTIONS							X			
347	A	3	-	20	23	HYE-TC-A3-2023	ENLARGED ELEVATIONS & SECTIONS							X			
348	A	3	-	20	24	HYE-TC-A3-2024	ENLARGED ELEVATIONS & SECTIONS							X			
349	A	3	-	20	31	HYE-TC-A3-2031	ENLARGED ELEVATIONS & SECTIONS							X			
350	A	3	-	20	32	HYE-TC-A3-2032	ENLARGED ELEVATIONS & SECTIONS							X			
351	A	3	-	20	33	HYE-TC-A3-2033	ENLARGED ELEVATIONS & SECTIONS							X			
352	A	3	-	20	34	HYE-TC-A3-2034	ENLARGED ELEVATIONS & SECTIONS							X			
353	A	3	-	20	41	HYE-TC-A3-2041	ENLARGED ELEVATIONS & SECTIONS							X			
354	A	3	-	20	51	HYE-TC-A3-2051	ENLARGED ELEVATIONS & SECTIONS AT ROOF							X			
355	A	3	-	20	52	HYE-TC-A3-2052	ENLARGED ELEVATIONS & SECTIONS AT ROOF							X			
356	A	3	-	20	53	HYE-TC-A3-2053	ENLARGED ELEVATIONS & SECTIONS AT ROOF							X			
357	A	3	-	20	61	HYE-TC-A3-2061	ENLARGED ELEVATIONS & SECTIONS AT ROOF							X			
358	A	3	-	20	62	HYE-TC-A3-2062	ENLARGED ELEVATIONS & SECTIONS AT ROOF							X			
359	A	3	-	30	11	HYE-TC-A3-3011	PLAN DETAILS							X			
360	A	3	-	30	12	HYE-TC-A3-3012	PLAN DETAILS							X			
361	A	3	-	30	13	HYE-TC-A3-3013	PLAN DETAILS							X			
362	A	3	-	30	14	HYE-TC-A3-3014	PLAN DETAILS							X			

Page 3 of 9

1/28/2013

Hudson Yards Tower C Master Drawing Register

Index	Disc.	Dwg. Type		Sequence		Modifier	Sheet Number	Sheet Title	0-21: MECHANICAL	0-20: PLUMBING	0-19: FIRE PROTECTION	0-17: SECURITY	0-16: IT-TELECOM	0-15: FAÇADE MAINTENANCE	0-14: ARCHITECTURE	0-13: ELECTRICAL	0-12: STRUCTURE	0-11: PLUMBING UNDERGROUND
		Drawing Number						BD PACKAGE NAME										
								DWG REVISION TEXT										
								ISSUE DATE	1/25/2013	1/11/2013	1/11/2013	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012
363	A	3	-	30	15		HYE-TC-A3-3015	PLAN DETAILS							X			
364	A	3	-	30	16		HYE-TC-A3-3016	PLAN DETAILS							X			
365	A	3	-	30	17		HYE-TC-A3-3017	PLAN DETAILS							X			
366	A	3	-	30	18		HYE-TC-A3-3018	PLAN DETAILS							X			
367	A	3	-	30	19		HYE-TC-A3-3019	PLAN DETAILS							X			
368	A	3	-	40	10		HYE-TC-A3-4010	AXONOMETRIC VIEWS							X			
369	A	3	-	40	12		HYE-TC-A3-4012	AXONOMETRIC VIEWS							X			
370	A	3	-	50	10		HYE-TC-A3-5010	TYPICAL SILL DETAILS							X			
371	A	3	-	50	11		HYE-TC-A3-5011	SECTION DETAILS							X			
372	A	3	-	50	12		HYE-TC-A3-5012	SECTION DETAILS							X			
373	A	3	-	50	13		HYE-TC-A3-5013	SECTION DETAILS							X			
374	A	3	-	70	00		HYE-TC-A3-7000	AXONOMETRIC VIEWS							X			
375	A	3	-	70	01		HYE-TC-A3-7001	EAST STOREFRONT PLANS							X			
376	A	3	-	70	02		HYE-TC-A3-7002	ENLARGED ELEVATIONS & SECTIONS @ EAST STOREFRONT							X			
377	A	3	-	70	03		HYE-TC-A3-7003	ENLARGED ELEVATIONS & SECTIONS @ EAST STOREFRONT							X			
378	A	3	-	70	04		HYE-TC-A3-7004	ENLARGED ELEVATIONS & SECTIONS							X			
379	A	3	-	70	11		HYE-TC-A3-7011	WEST STOREFRONT PLANS							X			
380	A	3	-	70	12		HYE-TC-A3-7012	ENLARGED ELEVATIONS & SECTIONS @ WEST STOREFRONT							X			
381	A	3	-	70	13		HYE-TC-A3-7013	ENLARGED ELEVATIONS & SECTIONS @ WEST STOREFRONT							X			
382	A	3	-	70	21		HYE-TC-A3-7021	DETAIL STOREFRONT							X			
383	A	3	-	70	22		HYE-TC-A3-7022	DETAIL STOREFRONT							X			
384	A	3	-	70	23		HYE-TC-A3-7023	DETAIL STOREFRONT							X			
385	A	3	-	70	24		HYE-TC-A3-7024	DETAIL STOREFRONT							X			
386	A	3	-	70	31		HYE-TC-A3-7031	EAST & SOUTH COPING PLANS							X			
387	A	3	-	70	32		HYE-TC-A3-7032	WEST CANOPY DETAILS							X			
388	A	3	-	70	33		HYE-TC-A3-7033	EAST CHAMFER ELEVATIONS							X			
389	A	3	-	70	34		HYE-TC-A3-7034	HIGH LINE SOFFIT PLANS							X			
390	A	3	-	70	51		HYE-TC-A3-7051	PLAN DETAILS							X			
391	A	3	-	70	52		HYE-TC-A3-7052	PLAN DETAILS							X			
392	A	3	-	70	53		HYE-TC-A3-7053	PLAN DETAILS							X			
393	A	3	-	70	71		HYE-TC-A3-7071	SECTION DETAILS							X			
394	A	3	-	80	10		HYE-TC-A3-8010	COLUMN ENCLOSURE							X			
395	A	3	-	80	11		HYE-TC-A3-8011	COLUMN ENCLOSURE TYPE A - TYP. GEOMETRY SETOUT							X			
396	A	3	-	80	20		HYE-TC-A3-8020	COLUMN ENCLOSURE							X			
397	A	3	-	80	21		HYE-TC-A3-8021	COLUMN ENCLOSURE TYPE B - SOUTHEAST CORNER							X			
398	A	3	-	80	22		HYE-TC-A3-8022	COLUMN ENCLOSURE TYPE B - TYP. GEOMETRY SETOUT							X			
399	A	3	-	80	30		HYE-TC-A3-8030	COLUMN ENCLOSURE TYPE C - TYPICAL							X			
400	A	3	-	80	31		HYE-TC-A3-8031	COLUMN ENCLOSURE TYPE C - TYP. GEOMETRY SETOUT							X			
401	A	3	-	80	40		HYE-TC-A3-8040	COLUMN ENCLOSURE PLAN DETAILS							X			
402	A	3	-	80	41		HYE-TC-A3-8041	COLUMN ENCLOSURE DETAILS							X			
403	A	3	-	91	01		HYE-TC-A3-9101	TOWER CORE PARTIAL SECTIONS							X			
404	A	3	-	91	02		HYE-TC-A3-9102	TOWER CORE PARTIAL SECTIONS							X			
405	A	3	-	91	03		HYE-TC-A3-9103	TOWER CORE PARTIAL SECTIONS							X			
406	A	3	-	92	01		HYE-TC-A3-9201	TERRA FIRMA EXTERIOR ENLARGED SECTIONS							X			
407	A	3	-	92	02		HYE-TC-A3-9202	TERRA FIRMA EXTERIOR ENLARGED SECTIONS							X			
408	A	3	-	92	03		HYE-TC-A3-9203	TERRA FIRMA EXTERIOR ENLARGED SECTIONS							X			
409	A	3	-	99	01		HYE-TC-A3-9901	TERRA FIRMA FOUNDATION DETAILS							X			
410	A	3	-	99	02		HYE-TC-A3-9902	TERRA FIRMA FOUNDATION DETAILS							X			
411	A	3	-	99	03		HYE-TC-A3-9903	TERRA FIRMA EXTERIOR DETAILS							X			
412	A	3	-	99	04		HYE-TC-A3-9904	TERRA FIRMA EXTERIOR DETAILS							X			
413	A	3	-	99	06		HYE-TC-A3-9906	TERRA FIRMA EXTERIOR DETAILS							X			
								ARCHITECTURAL ENLARGED CORE/MECHANICAL										
414	A	4	-	11	01		HYE-TC-A4-1101	ENLARGED PLANS SERVICE CORE							X			
415	A	4	-	11	02		HYE-TC-A4-1102	ENLARGED PLANS SERVICE CORE							X			
416	A	4	-	11	03		HYE-TC-A4-1103	ENLARGED PLANS SERVICE CORE							X			
417	A	4	-	12	01		HYE-TC-A4-1201	ENLARGED PLANS HIGH RISE CORE							X			
418	A	4	-	12	02		HYE-TC-A4-1202	ENLARGED PLANS HIGH RISE CORE							X			
419	A	4	-	12	03		HYE-TC-A4-1203	ENLARGED PLANS HIGH RISE CORE							X			
420	A	4	-	13	01		HYE-TC-A4-1301	ENLARGED PLANS MID RISE CORE							X			
421	A	4	-	13	02		HYE-TC-A4-1302	ENLARGED PLANS MID RISE CORE							X			
422	A	4	-	14	01		HYE-TC-A4-1401	ENLARGED PLANS LOW RISE CORE							X			
423	A	4	-	14	02		HYE-TC-A4-1402	ENLARGED PLANS LOW RISE CORE							X			
424	A	4	-	15	01		HYE-TC-A4-1501	ENLARGED ADA & SERVICE ELEVATOR (F30, S01-S03) SECTIONS							X			
425	A	4	-	15	02		HYE-TC-A4-1502	ENLARGED ELEVATOR (F31-F33) PLANS & SECTIONS							X			
426	A	4	-	15	03		HYE-TC-A4-1503	LOW, MID & HIGH RISE ELEVATOR (P1-P24) SECTIONS							X			
427	A	4	-	16	01		HYE-TC-A4-1601	ENLARGED ESCALATOR (E01 & E02) PLANS							X			
428	A	4	-	16	02		HYE-TC-A4-1602	ENLARGED ESCALATOR (E03 & E04) PLANS							X			
429	A	4	-	22	01		HYE-TC-A4-2201	ENLARGED CORE SECTIONS - FLOORS 08-22							X			
430	A	4	-	23	01		HYE-TC-A4-2301	ENLARGED CORE SECTIONS - FLOORS 23-31							X			
431	A	4	-	24	01		HYE-TC-A4-2401	ENLARGED CORE SECTIONS - FLOORS 35-47							X			
432	A	4	-	30	01		HYE-TC-A4-3001	STAIR SCHEDULE							X			
433	A	4	-	30	02		HYE-TC-A4-3002	STAIR SCHEDULE							X			
434	A	4	-	31	01		HYE-TC-A4-3101	ENLARGED PLANS AND SECTIONS, STAIR A							X			
435	A	4	-	31	02		HYE-TC-A4-3102	ENLARGED PLANS AND SECTIONS, STAIR A							X			
436	A	4	-	31	03		HYE-TC-A4-3103	ENLARGED PLANS AND SECTIONS, STAIR A							X			
437	A	4	-	31	04		HYE-TC-A4-3104	ENLARGED PLANS AND SECTIONS, STAIR A							X			
438	A	4	-	32	01		HYE-TC-A4-3201	ENLARGED PLANS AND SECTIONS, STAIR B							X			
439	A	4	-	32	02		HYE-TC-A4-3202	ENLARGED PLANS AND SECTIONS, STAIR B							X			
440	A	4	-	32	03		HYE-TC-A4-3203	ENLARGED PLANS AND SECTIONS, STAIR B							X			
441	A	4	-	32	04		HYE-TC-A4-3204	ENLARGED PLANS AND SECTIONS, STAIR B							X			
442	A	4	-	33	01		HYE-TC-A4-3301	ENLARGED PLANS AND SECTIONS, STAIR C & D							X			
443	A	4	-	33	02		HYE-TC-A4-3302	ENLARGED PLANS AND SECTIONS, STAIR E, F& G							X			
444	A	4	-	33	03		HYE-TC-A4-3303	ENLARGED PLANS AND SECTIONS, STAIR H, J & V							X			
445	A	4	-	33	04		HYE-TC-A4-3304	ENLARGED PLANS AND SECTIONS, MISC STAIRS (K-WW)							X			
446	A	4	-	33	05		HYE-TC-A4-3305	ENLARGED PLANS AND SECTIONS, ROOF STAIR M							X			
447	A	4	-	34	01		HYE-TC-A4-3401	ENLARGED PLANS AIR PANEL WALL AND STAIR Z							X			
448	A	4	-	34	02		HYE-TC-A4-3402	ENLARGED STAIR PLANS							X			
449	A	4	-	34	03		HYE-TC-A4-3403	CONVENIENCE STAIR SECTIONS							X			
450	A	4	-	34	04		HYE-TC-A4-3404	CONVENIENCE STAIR SECTIONS							X			
451	A	4	-	34	05		HYE-TC-A4-3405	CONVENIENCE STAIR SECTION							X			
452	A	4	-	34	06		HYE-TC-A4-3406	CONVENIENCE STAIR DIAGRAMS							X			
453	A	4	-	41	01		HYE-TC-A4-4101	COACH RESTROOMS							X			
454	A	4	-	41	02		HYE-TC-A4-4102	RESTROOM FINISH & RECEPTACLE PLAN							X			
455	A	4	-	42	01		HYE-TC-A4-4201	TENANT RESTROOM PARTITION PLANS							X			
456	A	4	-	42	02		HYE-TC-A4-4202	ENLARGED BATHROOM PARTITION PLANS & SECTIONS							X			
457	A	4	-	51	01		HYE-TC-A4-5101	ENLARGED PLANS SOUTH MEZZANINE CORE							X			
458	A	4	-	51	02		HYE-TC-A4-5102	ENLARGED PLANS SOUTH MEZZANINE CORE							X			
459	A	4	-	52	01		HYE-TC-A4-5201	PARTIAL PLAN LOADING DOCK							X			
460	A	4	-	61	01		HYE-TC-A4-6101	ENLARGED MECHANICAL SECTIONS							X			
461	A	4	-	61	02		HYE-TC-A4-6102	ENLARGED MECHANICAL SECTIONS							X			
462	A	4	-	61	03		HYE-TC-A4-6103	ENLARGED MECHANICAL SECTIONS							X			
								ARCHITECTURAL LOBBY (FORMERLY DETAILS)										
463	A	5	-	11	01		HYE-TC-A5-1101	FRONT OF HOUSE (30TH ST LOBBY) INTERIOR ELEVATIONS							X			
464	A	5	-	12	01		HYE-TC-A5-1201	FRONT OF HOUSE (EAST LOBBY) INTERIOR ELEVATIONS							X			
465	A	5	-	13	01		HYE-TC-A5-1301	FRONT OF HOUSE (LOBBY SHINGLE WALL) INTERIOR ELEVATIONS							X			
466	A	5	-	13	02		HYE-TC-A5-1302	FRONT OF HOUSE (LOBBY SHINGLE WALL) INTERIOR ELEVATIONS							X			
467	A	5	-	13	03		HYE-TC-A5-1303	FRONT OF HOUSE (LOBBY SHINGLE WALL) INTERIOR ELEVATIONS							X			
468	A	5	-	13	06		HYE-TC-A5-1306	FRONT OF HOUSE (ADA CORRIDOR) INTERIOR ELEVATIONS							X			
469	A	5	-	14	01		HYE-TC-A5-1401	FRONT OF HOUSE (NORTH LOBBY) INTERIOR ELEVATIONS							X			
470	A	5	-	14	02		HYE-TC-A5-1402	FRONT OF HOUSE (EAST LOBBY) INTERIOR ELEVATIONS							X			
471	A	5	-	15	02		HYE-TC-A5-1502	FRONT OF HOUSE (ELEVATOR LOBBY) INTERIOR ELEVATIONS							X			
472	A	5	-	15	03		HYE-TC-A5-1503	FRONT OF HOUSE (ELEVATOR LOBBY) INTERIOR ELEVATIONS							X			
473	A	5	-	16	01		HYE-TC-A5-1601	FRONT OF HOUSE (FLOOR 03 RETAIL CONNECTION) INTERIOR ELEVATIONS							X			
474	A	5	-	17	01		HYE-TC-A5-1701	RETAIL PARKING (ELEVATOR LOBBY) INTERIOR ELEVATIONS							X			
475	A	5	-	31	01		HYE-TC-A5-3101	FLOOR PLAN - LEVEL 00							X			
476	A	5	-	31	02		HYE-TC-A5-3102	FLOOR PLAN - LEVEL 01							X			
477	A	5	-	31	03		HYE-TC-A5-3103	REFLECTED CEILING PLAN - LEVEL 01							X			
478	A	5	-	33	01		HYE-TC-A5-3301	LOBBY LEVEL 01 ELEVATIONS							X			
479	A	5	-	33	02		HYE-TC-A5-3302	LOBBY LEVEL 01 ELEVATIONS							X			
480	A	5	-	33	03		HYE-TC-A5-3303	LOBBY LEVEL 01 ELEVATIONS							X			
481	A	5	-	33	04		HYE-TC-A5-3304	LOBBY WALL SECTIONS							X			
482	A	5	-	33	05		HYE-TC-A5-3305	LOBBY WALL SECTIONS - ADD ALTERNATE							X			
483	A	5	-	33	06		HYE-TC-A5-3306	LOBBY WALL SECTIONS							X			
484	A	5	-	34	01		HYE-TC-A5-3401	ENLARGED ELEVATOR LOBBY							X			
485	A	5	-	34	02		HYE-TC-A5-3402	ENLARGED CEILING PLANS							X			
486	A	5	-	34	03		HYE-TC-A5-3403	ENLARGED CEILING PLANS							X			
487	A	5	-	34	04		HYE-TC-A5-3404	ENLARGED CEILING PLANS							X			
488	A	5	-	35	01		HYE-TC-A5-3501	ENLARGED ATRIUM PLAN - LEVEL 06							X			
489	A	5	-	35	02		HYE-TC-A5-3502	ENLARGED ATRIUM PLAN - LEVEL 07							X			
490	A	5	-	35	03		HYE-TC-A5-3503	ENLARGED ATRIUM PLAN - TYPICAL EVEN NUMBERED FLOOR							X			
491	A	5	-	35	04		HYE-TC-A5-3504	ENLARGED ATRIUM PLAN - TYPICAL ODD NUMBERED FLOOR							X			
492	A	5	-	35	05		HYE-TC-A5-3505	ENLARGED ATRIUM PLAN - LEVEL 17							X			

Page 4 of 9

1/28/2013

Hudson Yards Tower C Master Drawing Register

Index	Drawing Number: Disc.	Dwg. Type		Sequence		Modifier	Sheet Number	Sheet Title	EX-21: MECHANICAL	EX-20: PLUMBING	EX-19: FIRE PROTECTION	EX-17: SECURITY	EX-16: IT-TELECOM	EX-15: FAÇADE MAINTENANCE	EX-14: ARCHITECTURE	EX-13: ELECTRICAL	EX-12: STRUCTURE	EX-11: PLUMBING UNDERGROUND
								BID PACKAGE NAME										
								DWG REVISION TEXT										
								ISSUE DATE	1/21/2013	1/11/2013	1/11/2013	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012
493	A	5	-	35	06		HYE-TC-A5-3506	ENLARGED ATRIUM PLAN - LEVEL 18							X			
494	A	5	-	35	07		HYE-TC-A5-3507	ENLARGED ATRIUM PLAN - LEVEL 19							X			
495	A	5	-	35	08		HYE-TC-A5-3508	ENLARGED ATRIUM PLAN - LEVEL 20							X			
496	A	5	-	36	01		HYE-TC-A5-3601	ATRIUM ELEVATIONS							X			
497	A	5	-	36	02		HYE-TC-A5-3602	ATRIUM SECTIONS							X			
498	A	5	-	36	03		HYE-TC-A5-3603	ATRIUM SECTIONS							X			
499	A	5	-	36	04		HYE-TC-A5-3604	ATRIUM SECTIONS							X			
500	A	5	-	36	05		HYE-TC-A5-3605	ENLARGED ATRIUM ELEVATIONS							X			
501	A	5	-	36	06		HYE-TC-A5-3606	ATRIUM WALL SECTIONS							X			
502	A	5	-	37	01		HYE-TC-A5-3701	AIR WALL ELEVATIONS							X			
503	A	5	-	37	02		HYE-TC-A5-3702	AIR WALL SECTIONS							X			
504	A	5	-	39	01		HYE-TC-A5-3901	TENANT (ELEVATOR LOBBY) INTERIOR ELEVATIONS							X			
505	A	5	-	43	01		HYE-TC-A5-4301	RESTROOM FINISH PLANS, ELEVATIONS, & RCPS – MID-RISE FLOORS							X			
506	A	5	-	43	02		HYE-TC-A5-4302	RESTROOM FINISH PLANS, ELEVATIONS, & RCPS – CROSSOVER FLOORS							X			
507	A	5	-	43	03		HYE-TC-A5-4303	RESTROOM FINISH PLANS, ELEVATIONS, & RCPS – HIGH-RISE FLOORS							X			
508	A	5	-	43	04		HYE-TC-A5-4304	RESTROOM FINISH PLANS, ELEVATIONS, & RCPS – UPPER HIGH-RISE							X			
509	A	5	-	50	01		HYE-TC-A5-5001	BACK OF HOUSE (BUILDING RECEIVING) INTERIOR ELEVATIONS							X			
								A6 SERIES - DETAILS (FORMERLY SCHEDULES & DIAGRAMS)										
510	A	6	-	01	01		HYE-TC-A6-0101	TYPICAL PARTITION TYPES							X			
511	A	6	-	01	02		HYE-TC-A6-0102	RESTROOM DEVICES MOUNTING HEIGHTS							X			
512	A	6	-	02	01		HYE-TC-A6-0201	ROOM FINISH SCHEDULE							X			
513	A	6	-	02	02		HYE-TC-A6-0202	ROOM FINISH SCHEDULE							X			
514	A	6	-	02	03		HYE-TC-A6-0203	ROOM FINISH SCHEDULE							X			
515	A	6	-	02	04		HYE-TC-A6-0204	ROOM FINISH SCHEDULE							X			
516	A	6	-	11	01		HYE-TC-A6-1101	FRONT OF HOUSE SECTION PLAN DETAILS (LOBBY COLUMNS)							X			
517	A	6	-	11	02		HYE-TC-A6-1102	FRONT OF HOUSE SECTION PLAN DETAILS (LOBBY COLUMNS)							X			
518	A	6	-	11	03		HYE-TC-A6-1103	FRONT OF HOUSE DETAILS (LOBBY COLUMNS)							X			
519	A	6	-	11	04		HYE-TC-A6-1104	FRONT OF HOUSE DETAILS (SHINGLE WALL)							X			
517	A	6	-	12	01		HYE-TC-A6-1201	FRONT OF HOUSE WALL SECTIONS (LOWER LOBBY – FLOOR 00)							X			
518	A	6	-	12	02		HYE-TC-A6-1202	FRONT OF HOUSE WALL SECTIONS (NORTH LOBBY – FLOOR 01)							X			
520	A	6	-	12	03		HYE-TC-A6-1203	FRONT OF HOUSE WALL SECTIONS (CORRIDOR & LIFT LOBBY – FLOOR 01)							X			
521	A	6	-	12	04		HYE-TC-A6-1204	FRONT OF HOUSE WALL SECTIONS (WEST LOBBY – FLOOR 01)							X			
521	A	6	-	12	20		HYE-TC-A6-1220	FRONT OF HOUSE WALL SECTIONS (LOBBY – FLOOR 02)							X			
519	A	6	-	13	01		HYE-TC-A6-1301	FRONT OF HOUSE ENLARGED PLAN DETAILS (LOBBY - FLOOR 00, 01)							X			
520	A	6	-	14	01		HYE-TC-A6-1401	FRONT OF HOUSE ENLARGED STONE DETAILS							X			
521	A	6	-	15	01		HYE-TC-A6-1501	FRONT OF HOUSE ENLARGED CEILING DETAILS							X			
522	A	6	-	16	01		HYE-TC-A6-1601	FRONT OF HOUSE WALL SECTIONS (MONUMENTAL STAIR)							X			
523	A	6	-	16	02		HYE-TC-A6-1602	FRONT OF HOUSE SECTION DETAILS (MONUMENTAL STAIR)							X			
524	A	6	-	21	11		HYE-TC-A6-2111	DOOR AND FRAME ELEVATIONS							X			
525	A	6	-	21	21		HYE-TC-A6-2121	MISCELLANEOUS DETAILS							X			
526	A	6	-	21	31		HYE-TC-A6-2131	DOOR ELEVATIONS							X			
527	A	6	-	31	01		HYE-TC-A6-3101	COACH LOBBY DETAILS							X			
528	A	6	-	31	02		HYE-TC-A6-3102	COACH LOBBY DETAILS							X			
529	A	6	-	31	03		HYE-TC-A6-3103	COACH LOBBY RECEPTION DESK							X			
530	A	6	-	31	04		HYE-TC-A6-3104	ATRIUM DETAILS							X			
531	A	6	-	31	05		HYE-TC-A6-3105	ATRIUM PLAN AND CEILING DETAILS							X			
532	A	6	-	31	06		HYE-TC-A6-3106	AIR WALL DETAILS							X			
533	A	6	-	32	01		HYE-TC-A6-3201	DOOR JAMB AND SILL DETAILS							X			
534	A	6	-	41	01		HYE-TC-A6-4101	RESTROOM DETAILS							X			
535	A	6	-	41	02		HYE-TC-A6-4102	RESTROOM DETAILS							X			
536	A	6	-	41	03		HYE-TC-A6-4103	RESTROOM MOUNTING SCHEDULE							X			
537	A	6	-	41	04		HYE-TC-A6-4104	FINISH SCHEDULE							X			
538	A	6	-	42	01		HYE-TC-A6-4201	RESTROOM DETAILS							X			
539	A	6	-	71	01		HYE-TC-A6-7101	TYPICAL STAIR DETAILS							X			
540	A	6	-	71	02		HYE-TC-A6-7102	TYPICAL STAIR DETAILS							X			
541	A	6	-	71	11		HYE-TC-A6-7111	CONVENIENCE STAIR DETAILS							X			
542	A	6	-	72	01		HYE-TC-A6-7201	ELEVATOR ENTRANCE DETAILS							X			
543	A	6	-	72	02		HYE-TC-A6-7202	ELEVATOR ENTRANCE DETAILS							X			
544	A	6	-	72	03		HYE-TC-A6-7203	ELEVATOR ENTRANCE DETAILS							X			
545	A	6	-	73	01		HYE-TC-A6-7301	ELEVATOR CAB PLANS, ELEVATIONS, RCP							X			
546	A	6	-	73	02		HYE-TC-A6-7302	ELEVATOR CAB PLANS, ELEVATIONS, RCP (Mid-Rise, High-Rise)							X			
547	A	6	-	73	03		HYE-TC-A6-7303	ELEVATOR CAB PLANS, ELEVATIONS, RCP (LOBBY SHUTTLE)							X			
548	A	6	-	73	04		HYE-TC-A6-7304	ELEVATOR CAB PLANS, ELEVATIONS, RCP (Retail Parking)							X			
549	A	6	-	73	05		HYE-TC-A6-7305	ELEVATOR CAB PLANS, ELEVATIONS, RCP (Retail Parking)							X			
550	A	6	-	73	06		HYE-TC-A6-7306	ELEVATOR CAB PLANS, ELEVATIONS, RCP (Parking)							X			
551	A	6	-	73	07		HYE-TC-A6-7307	ELEVATOR CAB PLANS, ELEVATIONS, RCP (Large Service)							X			
552	A	6	-	73	12		HYE-TC-A6-7312	ELEVATOR CAB DETAILS							X			
553	A	6	-	73	13		HYE-TC-A6-7313	ELEVATOR CAB DETAILS							X			
554	A	6	-	73	14		HYE-TC-A6-7314	ELEVATOR CAB DETAILS							X			
								REFLECTED CEILING PLANS (FOMERLY WALL TYPE DETAILS)										
555	A	7	-	C1	01		HYE-TC-A7-C101	REFLECTED CEILING PLAN C1 SECTOR 01							X			
556	A	7	-	00	01		HYE-TC-A7-0001	REFLECTED CEILING PLAN 00 SECTOR 01							X			
557	A	7	-	01	01		HYE-TC-A7-0101	REFLECTED CEILING PLAN 01 SECTOR 01							X			
558	A	7	-	03	01		HYE-TC-A7-0301	REFLECTED CEILING PLAN 03 SECTOR 01							X			
								FINISH FLOOR PLANS (FORMERLY REFLECTED CEILING PLANS)										
559	A	8	-	00	01		HYE-TC-A8-0001	FLOOR FINISH PLAN 00 SECTOR 01							X			
560	A	8	-	01	01		HYE-TC-A8-0101	FLOOR FINISH PLAN 01 SECTOR 01							X			
561	A	8	-	03	01		HYE-TC-A8-0301	FLOOR FINISH PLAN 03 SECTOR 01							X			
								FAÇADE MAINTENANCE SERIES										
562	FM	0	-	00	01	-A	HYE-TC-FM0-0001-A	FAÇADE MAINTENANCE EQUIPMENT LAYOUT						X				
563	FM	0	-	00	02		HYE-TC-FM0-0002	FAÇADE MAINTENANCE EQUIPMENT MONORAIL LAYOUT @ FLOOR 20 SOFFIT						X				
564	FM	0	-	00	03		HYE-TC-FM0-0003	FAÇADE MAINTENANCE EQUIPMENT MONORAIL LAYOUT @ EL. 110' & 130' SOFFIT						X				
565	FM	0	-	00	04		HYE-TC-FM0-0004	FAÇADE MAINTENANCE EQUIPMENT MONORAIL LAYOUT @ FLOOR 18 SOFFIT						X				
566	FM	0	-	00	05	-a	HYE-TC-FM0-0005-a	FAÇADE MAINTENANCE EQUIPMENT MULLION GUIDE ELEVATIONS SOUTH & EAST						X				
567	FM	0	-	00	06	-a	HYE-TC-FM0-0006-a	FAÇADE MAINTENANCE EQUIPMENT MULLION GUIDE ELEVATIONS NORTH & WEST						X				
568	FM	0	-	00	07	-A	HYE-TC-FM0-0007-A	FAÇ MAINTENANCE EQ MULLION GUIDES & ISA: S.E. ELEV. & PART ELEVS @ ATRIUM						X				
569	FM	0	-	00	08		HYE-TC-FM0-0008	FAÇADE MAINTENANCE EQUIPMENT MONORAIL ELEVATION & SECTION						X				
570	FM	0	-	00	09		HYE-TC-FM0-0009	FAÇADE MAINTENANCE EQUIPMENT BMU ELEVATION FLOOR 32						X				
571	FM	0	-	00	10		HYE-TC-FM0-0010	FAÇADE MAINTENANCE EQUIPMENT BMU ELEVATION HIGH ROOF						X				
								PLUMBING UNDERGROUND PLANS										
572	P	0	-	00	01		HYE-TC-P0-0001	PLUMBING UNDERGROUND INDEX SHEET										X
573	PU	0	-	00	01		HYE-TC-PU0-0001	PLUMBING UNDERGROUND GENERAL NOTES, ABBREVIATIONS & SYMBOLS										X
574	PU	1	-	C1	01		HYE-TC-PU1-C101	PLUMBING UNDERGROUND PLAN C1 SECTOR 01										X
575	PU	1	-	C1	04		HYE-TC-PU1-C104	PLUMBING UNDERGROUND PLAN C1 SECTOR 04										X
576	PU	1	-	C1	07		HYE-TC-PU1-C107	PLUMBING UNDERGROUND PLAN C1 SECTOR 07										X
577	PU	6	-	01	01		HYE-TC-PU6-0101	PLUMBING UNDERGROUND SCHEDULE SHEET										X
578	PU	6	-	02	01		HYE-TC-PU6-0201	PLUMBING UNDERGROUND SANITARY AND STORM RISER DIAGRAM										X
								PLUMBING PLANS										
579	P		-	19	01		HYE-TC-P-1901	PLUMBING 19TH FLOOR PLAN										
580	P	0	-	00	01		HYE-TC-P0-0001	PLUMBING DRAWING LIST		X								
581	P	0	-	00	02		HYE-TC-P0-0002	PLUMBING GENERAL NOTES, ABBREVIATIONS AND SYMBOLS		X								
582	P	1	-	C1	01		HYE-TC-P1-C101	PLUMBING PLAN C1 SECTOR 01		X								
583	P	1	-	C1	04		HYE-TC-P1-C104	PLUMBING PLAN C1 SECTOR 04		X								
584	P	1	-	C1	07		HYE-TC-P1-C107	PLUMBING PLAN C1 SECTOR 07		X								
585	P	1	-	00	01		HYE-TC-P1-0001	PLUMBING PLAN 00 SECTOR 01		X								
586	P	1	-	00	04		HYE-TC-P1-0004	PLUMBING PLAN 00 SECTOR 04		X								
587	P	1	-	00	07		HYE-TC-P1-0007	PLUMBING PLAN 00 SECTOR 07		X								
588	P	1	-	00	01M		HYE-TC-P1-0001M	PLUMBING PLAN 00M SECTOR 01		X								
589	P	1	-	00	04M		HYE-TC-P1-0004M	PLUMBING PLAN 00M SECTOR 04		X								
590	P	1		00	07M		HYE-TC-P1-0007M	PLUMBING PLAN 00M SECTOR 07		X								
591	P	1	-	02	01		HYE-TC-P1-0201	PLUMBING PLAN 02 SECTOR 01		X								
592	P	1	-	03	01		HYE-TC-P1-0301	PLUMBING PLAN 03 SECTOR 01		X								
593	P	1	-	04	01		HYE-TC-P1-0401	PLUMBING PLAN 04 SECTOR 01		X								
594	P	1	-	05	01		HYE-TC-P1-0501	PLUMBING PLAN 05 SECTOR 01		X								
595	P	1	-	05M	01		HYE-TC-P1-05M01	PLUMBING PLAN 05M SECTOR 01		X								
596	P	1	-	18	01		HYE-TC-P1-1801	PLUMBING PLAN 18 SECTOR 01		X								
597	P	1	-	19	01		HYE-TC-P1-1901	PLUMBING PLAN 19 SECTOR 01		X								
598	P	1	-	20	01		HYE-TC-P1-2001	PLUMBING PLAN 20 SECTOR 01		X								
599	P	1	-	21	01		HYE-TC-P1-2101	PLUMBING PLAN 21 SECTOR 01		X								
600	P	1	-	31	01		HYE-TC-P1-3101	PLUMBING PLAN 31 SECTOR 01		X								
601	P	1	-	32	01		HYE-TC-P1-3201	PLUMBING PLAN 32 SECTOR 01		X								
602	P	1	-	47	01		HYE-TC-P1-4701	PLUMBING PLAN 47 SECTOR 01		X								
603	P	1	-	48	01		HYE-TC-P1-4801	PLUMBING PLAN 48 SECTOR 01		X								

Page 5 of 9

1/28/2013

Hudson Yards Tower C Master Drawing Register

Index	Drawing Number: Disc.	Dwg. Type		Sequence	Modifier	Sheet Number	Sheet Title	BID PACKAGE NAME / DWG REVISION TEXT / ISSUE DATE	D-21: MECHANICAL	D-20: PLUMBING	D-19: FIRE PROTECTION	D-17: SECURITY	D-16: IT/TELECOM	D-15: FAÇADE MAINTENANCE	D-14: ARCHITECTURE	D-13: ELECTRICAL	D-12: STRUCTURE	D-11: PLUMBING UNDERGROUND
								ISSUE DATE	1/25/2013	1/11/2013	1/11/2013	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012	12/14/2012
							PLUMBING SCHEDULES AND DIAGRAMS											
604	P	6	-	01	01	HYE-TC-P6-0101	PLUMBING SCHEDULE SHEET			X								
605	P	6	-	02	01	HYE-TC-P6-0201	PLUMBING LOW RISE DOMESTIC WATER RISER DIAGRAM			X								
606	P	6	-	02	04	HYE-TC-P6-0204	PLUMBING LOW-RISE SANITARY RISER DIAGRAM			X								
							FIRE PROTECTION GENERAL SERIES											
607	FP	0	-	00	01	HYE-TC-FP0-0001	FIRE PROTECTION GENERAL NOTES				X							
608	FP	0	-	00	02	HYE-TC-FP0-0002	FIRE PROTECTION ABBREVIATIONS AND SYMBOLS				X							
							FIRE PROTECTION PLAN SERIES											
609	FP	1	-	C1	01	HYE-TC-FP1-C101	FIRE PROTECTION PLAN C1 SECTOR 01				X							
610	FP	1	-	C1	04	HYE-TC-FP1-C104	FIRE PROTECTION PLAN C1 SECTOR 04				X							
611	FP	1	-	00	01	HYE-TC-FP1-0001	FIRE PROTECTION PLAN 00 SECTOR 01				X							
612	FP	1	-	00	04	HYE-TC-FP1-0004	FIRE PROTECTION PLAN 00 SECTOR 04				X							
613	FP	1	-	00	07	HYE-TC-FP1-0007	FIRE PROTECTION PLAN 00 SECTOR 07				X							
614	FP	1	-	00M	01	HYE-TC-FP1-00M01	FIRE PROTECTION PLAN 00M SECTOR 01				X							
615	FP	1	-	01	01	HYE-TC-FP1-0101	FIRE PROTECTION PLAN 01 SECTOR 01				X							
616	FP	1	-	01	04	HYE-TC-FP1-0104	FIRE PROTECTION PLAN 01 SECTOR 04				X							
617	FP	1	-	02	01	HYE-TC-FP1-0201	FIRE PROTECTION PLAN 02 SECTOR 01				X							
618	FP	1	-	03	01	HYE-TC-FP1-0301	FIRE PROTECTION PLAN 03 SECTOR 01				X							
619	FP	1	-	05	01	HYE-TC-FP1-0501	FIRE PROTECTION PLAN 05 SECTOR 01				X							
620	FP	1	-	05M	01	HYE-TC-FP1-05M01	FIRE PROTECTION PLAN 05M SECTOR 01				X							
621	FP	1	-	06	01	HYE-TC-FP1-0601	FIRE PROTECTION PLAN 06 SECTOR 01				X							
622	FP	1	-	07	01	HYE-TC-FP1-0701	FIRE PROTECTION PLAN 07 SECTOR 01				X							
623	FP	1	-	08	01	HYE-TC-FP1-0801	FIRE PROTECTION PLAN 08 SECTOR 01				X							
624	FP	1	-	09	01	HYE-TC-FP1-0901	FIRE PROTECTION PLAN 09 SECTOR 01				X							
625	FP	1	-	10	01	HYE-TC-FP1-1001	FIRE PROTECTION PLAN 10 SECTOR 01				X							
626	FP	1	-	16	01	HYE-TC-FP1-1601	FIRE PROTECTION PLAN 16 SECTOR 01				X							
627	FP	1	-	17	01	HYE-TC-FP1-1701	FIRE PROTECTION PLAN 17 SECTOR 01				X							
628	FP	1	-	18	01	HYE-TC-FP1-1801	FIRE PROTECTION PLAN 18 SECTOR 01				X							
629	FP	1	-	19	01	HYE-TC-FP1-1901	FIRE PROTECTION PLAN 19 SECTOR 01				X							
630	FP	1	-	20	01	HYE-TC-FP1-2001	FIRE PROTECTION PLAN 20 SECTOR 01				X							
631	FP	1	-	21	01	HYE-TC-FP1-2101	FIRE PROTECTION PLAN 21 SECTOR 01				X							
632	FP	1	-	22	01	HYE-TC-FP1-2201	FIRE PROTECTION PLAN 22 SECTOR 01				X							
633	FP	1	-	23	01	HYE-TC-FP1-2301	FIRE PROTECTION PLAN 23 SECTOR 01				X							
634	FP	1	-	24	01	HYE-TC-FP1-2401	FIRE PROTECTION PLAN 24 SECTOR 01				X							
635	FP	1	-	28	01	HYE-TC-FP1-2801	FIRE PROTECTION PLAN 28 SECTOR 01				X							
636	FP	1	-	29	01	HYE-TC-FP1-2901	FIRE PROTECTION PLAN 29 SECTOR 01				X							
637	FP	1	-	32	01	HYE-TC-FP1-3201	FIRE PROTECTION PLAN 32 SECTOR 01				X							
638	FP	1	-	33	01	HYE-TC-FP1-3301	FIRE PROTECTION PLAN 33 SECTOR 01				X							
639	FP	1	-	34	01	HYE-TC-FP1-3401	FIRE PROTECTION PLAN 34 SECTOR 01				X							
640	FP	1	-	34M	01	HYE-TC-FP1-34M01	FIRE PROTECTION PLAN 34M SECTOR 01				X							
641	FP	1	-	49	01	HYE-TC-FP1-4901	FIRE PROTECTION PLAN 49 SECTOR 01				X							
642	FP	1	-	49M	01	HYE-TC-FP1-49M01	FIRE PROTECTION PLAN 49M SECTOR 01				X							
							FIRE PROTECTION SCHEDULES AND DIAGRAMS											
643	FP	6	-	00	01	HYE-TC-FP6-0001	FIRE PROTECTION RISER DIAGRAM				X							
							FIRE ALARM GENERAL SERIES											
644	FA	0	-	00	01	HYE-TC-FA0-0001	FIRE ALARM GENERAL NOTES, KEY TO SYMBOLS, & DRAWING INDEX									X		
							FIRE ALARM PLAN SERIES											
645	FA	1	-	C1	01	HYE-TC-FA1-C101	FIRE ALARM FLOOR PLAN C1 SECTOR 01									X		
646	FA	1	-	C1	04	HYE-TC-FA1-C104	FIRE ALARM FLOOR PLAN C1 SECTOR 04									X		
647	FA	1	-	C1	07	HYE-TC-FA1-C107	FIRE ALARM FLOOR PLAN C1 SECTOR 07									X		
648	FA	1	-	00	01	HYE-TC-FA1-0001	FIRE ALARM FLOOR PLAN 00 SECTOR 01									X		
649	FA	1	-	00	04	HYE-TC-FA1-0004	FIRE ALARM FLOOR PLAN 00 SECTOR 04									X		
650	FA	1	-	00	07	HYE-TC-FA1-0007	FIRE ALARM FLOOR PLAN 00 SECTOR 07									X		
651	FA	1	-	01	01	HYE-TC-FA1-0101	FIRE ALARM FLOOR PLAN 01 SECTOR 01									X		
652	FA	1	-	01	04	HYE-TC-FA1-0104	FIRE ALARM FLOOR PLAN 01 SECTOR 04									X		
653	FA	1	-	02	01	HYE-TC-FA1-0201	FIRE ALARM FLOOR PLAN 02 SECTOR 01									X		
654	FA	1	-	03	01	HYE-TC-FA1-0301	FIRE ALARM FLOOR PLAN 03 SECTOR 01									X		
655	FA	1	-	04	01	HYE-TC-FA1-0401	FIRE ALARM FLOOR PLAN 04 SECTOR 01									X		
656	FA	1	-	05	01	HYE-TC-FA1-0501	FIRE ALARM FLOOR PLAN 05 SECTOR 01									X		
657	FA	1	-	05M	01	HYE-TC-FA1-05M01	FIRE ALARM FLOOR PLAN 05M SECTOR 01									X		
658	FA	1	-	06	01	HYE-TC-FA1-0601	FIRE ALARM FLOOR PLAN 06 SECTOR 01									X		
659	FA	1	-	19	01	HYE-TC-FA1-1901	FIRE ALARM FLOOR PLAN 19 SECTOR 01									X		
660	FA	1	-	20	01	HYE-TC-FA1-2001	FIRE ALARM FLOOR PLAN 20 SECTOR 01									X		
661	FA	1	-	21	01	HYE-TC-FA1-2101	FIRE ALARM FLOOR PLAN 21 SECTOR 01									X		
662	FA	1	-	22	01	HYE-TC-FA1-2201	FIRE ALARM FLOOR PLAN 22 SECTOR 01									X		
663	FA	1	-	23	01	HYE-TC-FA1-2301	FIRE ALARM FLOOR PLAN 23 SECTOR 01									X		
664	FA	1	-	24	01	HYE-TC-FA1-2401	FIRE ALARM FLOOR PLAN 24 SECTOR 01									X		
665	FA	1	-	25	01	HYE-TC-FA1-2501	FIRE ALARM FLOOR PLAN 25 SECTOR 01									X		
666	FA	1	-	26	01	HYE-TC-FA1-2601	FIRE ALARM FLOOR PLAN 26 SECTOR 01									X		
667	FA	1	-	27	01	HYE-TC-FA1-2701	FIRE ALARM FLOOR PLAN 27 SECTOR 01									X		
668	FA	1	-	28	01	HYE-TC-FA1-2801	FIRE ALARM FLOOR PLAN 28 SECTOR 01									X		
669	FA	1	-	29	01	HYE-TC-FA1-2901	FIRE ALARM FLOOR PLAN 29 SECTOR 01									X		
670	FA	1	-	32	01	HYE-TC-FA1-3201	FIRE ALARM FLOOR PLAN 32 SECTOR 01									X		
671	FA	1	-	33	01	HYE-TC-FA1-3301	FIRE ALARM FLOOR PLAN 33 SECTOR 01									X		
672	FA	1	-	34	01	HYE-TC-FA1-3401	FIRE ALARM FLOOR PLAN 34 SECTOR 01									X		
673	FA	1	-	35	01	HYE-TC-FA1-3501	FIRE ALARM FLOOR PLAN 35 SECTOR 01									X		
674	FA	1		47	01	HYE-TC-FA1-4701	FIRE ALARM FLOOR PLAN 47 SECTOR 01									X		
675	FA	1		48	01	HYE-TC-FA1-4801	FIRE ALARM FLOOR PLAN 48 SECTOR 01									X		
676	FA	1	-	49	01	HYE-TC-FA1-4901	FIRE ALARM FLOOR PLAN 49 SECTOR 01									X		
677	FA	1	-	49	01M	HYE-TC-FA1-4901M	FIRE ALARM FLOOR PLAN 49M SECTOR 01									X		
678	FA	1	-	50	01	HYE-TC-FA1-5001	FIRE ALARM FLOOR PLAN 50 SECTOR 01									X		
679	FA	1	-	50	01M	HYE-TC-FA1-5001M	FIRE ALARM FLOOR PLAN 50M SECTOR 01									X		
680	FA	1	-	RF	01	HYE-TC-FA1-RF01	FIRE ALARM FLOOR PLAN ROOF SECTOR 01									X		
681	FA	6	-	01	01	HYE-TC-FA6-0101	FIRE ALARM RISER DIAGRAM									X		
682	FA	6	-	01	02	HYE-TC-FA6-0102	FIRE ALARM RISER DIAGRAM									X		
683	FA	6	-	01	03	HYE-TC-FA6-0103	FIRE ALARM RISER DIAGRAM									X		
684	FA	6	-	01	04	HYE-TC-FA6-0104	FIRE ALARM RISER DIAGRAM									X		
685	FA	6	-	01	05	HYE-TC-FA6-0105	FIRE ALARM RISER DIAGRAM									X		
686	FA	6	-	01	06	HYE-TC-FA6-0106	FIRE ALARM RISER DIAGRAM									X		
687	FA	6	-	01	10	HYE-TC-FA6-0110	FIRE ALARM POWER WIRING DIAGRAM									X		
							MECHANICAL GENERAL SERIES											
688	M	0	-	00	01	HYE-TC-M0-0001	MECHANICAL GENERAL NOTES		X									
689	M	0	-	00	02	HYE-TC-M0-0002	MECHANICAL ABBREVIATIONS AND SYMBOLS		X									
							MECHANICAL PLAN SERIES											
690	M	1	-	C1	01	HYE-TC-M1-C101	MECHANICAL PLAN C1 SECTOR 01		X									
691	M	1	-	C1	04	HYE-TC-M1-C104	MECHANICAL PLAN C1 SECTOR 04		X									
692	M	1	-	C1	07	HYE-TC-M1-C107	MECHANICAL PLAN C1 SECTOR 07		X									
693	M	1	-	00	01	HYE-TC-M1-0001	MECHANICAL PLAN 00 SECTOR 01		X									
694	M	1	-	00	04	HYE-TC-M1-0004	MECHANICAL PLAN 00 SECTOR 04		X									
695	M	1	-	00	07	HYE-TC-M1-0007	MECHANICAL PLAN 00 SECTOR 07		X									
696	M	1	-	01	01	HYE-TC-M1-0101	MECHANICAL PLAN 01 SECTOR 01		X									
697	M	1	-	02	01	HYE-TC-M1-0201	MECHANICAL PLAN 02 SECTOR 01		X									
698	M	1	-	03	01	HYE-TC-M1-0301	MECHANICAL PLAN 03 SECTOR 01		X									
699	M	1	-	04	01	HYE-TC-M1-0401	MECHANICAL PLAN 04 SECTOR 01		X									
700	M	1	-	05	01	HYE-TC-M1-0501	MECHANICAL PLAN 05 SECTOR 01		X									
701	M	1	-	05	01M	HYE-TC-M1-0501M	MECHANICAL PLAN 05M SECTOR 01		X									
702	M	1	-	06	01	HYE-TC-M1-0601	MECHANICAL PLAN 06 SECTOR 01		X									
703	M	1	-	07	01	HYE-TC-M1-0701	MECHANICAL PLAN 07-18 SECTOR 01		X									
704	M	1	-	19	01	HYE-TC-M1-1901	MECHANICAL PLAN 19 SECTOR 01		X									
705	M	1	-	20	01	HYE-TC-M1-2001	MECHANICAL PLAN 20 SECTOR 01		X									
706	M	1	-	21	01	HYE-TC-M1-2101	MECHANICAL PLAN 21 SECTOR 01		X									
707	M	1	-	22	01	HYE-TC-M1-2201	MECHANICAL PLAN 22SECTOR 01		X									
708	M	1	-	23	01	HYE-TC-M1-2301	MECHANICAL PLAN 23 SECTOR 01		X									
709	M	1	-	24	01	HYE-TC-M1-2401	MECHANICAL PLAN 24 SECTOR 01		X									
710	M	1	-	25	01	HYE-TC-M1-2501	MECHANICAL PLAN 25 SECTOR 01		X									
711	M	1	-	26	01	HYE-TC-M1-2601	MECHANICAL PLAN 26 SECTOR 01		X									
712	M	1	-	27	01	HYE-TC-M1-2701	MECHANICAL PLAN 27 SECTOR 01		X									
713	M	1	-	32	01	HYE-TC-M1-3201	MECHANICAL PLAN 32 SECTOR 01		X									
714	M	1	-	33	01	HYE-TC-M1-3301	MECHANICAL PLAN 33 SECTOR 01		X									
715	M	1	-	34	01	HYE-TC-M1-3401	MECHANICAL PLAN 34 SECTOR 01		X									
716	M	1	-	35	01	HYE-TC-M1-3501	MECHANICAL PLAN 35 SECTOR 01		X									
717	M	1	-	37	01	HYE-TC-M1-3701	MECHANICAL PLAN 37 SECTOR 01		X									
718	M	1	-	46	01	HYE-TC-M1-4601	MECHANICAL PLAN 46 SECTOR 01		X									
719	M	1	-	47	01	HYE-TC-M1-4701	MECHANICAL PLAN 47 SECTOR 01		X									
720	M	1	-	48	01	HYE-TC-M1-4801	MECHANICAL PLAN 48 SECTOR 01		X									
721	M	1	-	49	01	HYE-TC-M1-4901	MECHANICAL PLAN 49 SECTOR 01		X									

Page 6 of 9

1/28/2013

Hudson Yards Tower C Master Drawing Register

Index	Disc.	Dwg. Type		Sequence	Modifier	Sheet Number	Sheet Title	BID PACKAGE NAME / DWG REVISION TEXT / ISSUE DATE	D-21: MECHANICAL 1/25/2013	D-20: PLUMBING 1/11/2013	D-19: FIRE PROTECTION 1/11/2013	D-17: SECURITY 12/14/2012	D-16: IT-TELECOM 12/14/2012	D-15: FAÇADE MAINTENANCE 12/14/2012	D-14: ARCHITECTURE 12/14/2012	D-13: ELECTRICAL 12/14/2012	D-12: STRUCTURE 12/14/2012	D-11: PLUMBING UNDERGROUND 12/14/2012
722	M	1	-	50	01	HYE-TC-M1-5001	MECHANICAL PLAN 50 SECTOR 01		X									
723	M	1	-	51	01	HYE-TC-M1-5101	MECHANICAL PLAN 51 SECTOR 01		X									
							MECHANICAL SECTIONS											
724	M	2	-	01	01	HYE-TC-M2-0101	MECHANICAL SECTION SHEET NO. 1		X									
725	M	2	-	02	01	HYE-TC-M2-0201	MECHANICAL SECTION SHEET NO. 2		X									
726	M	2	-	03	01	HYE-TC-M2-0301	MECHANICAL SECTION SHEET NO. 3		X									
727	M	2	-	04	01	HYE-TC-M2-0401	MECHANICAL SECTION SHEET NO. 4		X									
							MECHANICAL ENLARGED VIEWS											
728	M	4	-	01	01	HYE-TC-M4-0101	MECHANICAL ENLARGED TYPICAL UFAD DETAILS		X									
729	M	4	-	01	02	HYE-TC-M4-0102	MECHANICAL ENLARGED TYPICAL AHU ROOM DETAILS		X									
							MECHANICAL SCHEDULES AND DIAGRAMS											
730	M	6	-	01	01	HYE-TC-M6-0101	MECHANICAL SCHEDULE SHEET NO. 1		X									
731	M	6	-	01	02	HYE-TC-M6-0102	MECHANICAL SCHEDULE SHEET NO. 2		X									
732	M	6	-	01	03	HYE-TC-M6-0103	MECHANICAL SCHEDULE SHEET NO. 3		X									
733	M	6	-	01	04	HYE-TC-M6-0104	MECHANICAL SCHEDULE SHEET NO. 4		X									
734	M	6	-	01	05	HYE-TC-M6-0105	MECHANICAL SCHEDULE SHEET NO. 5		X									
735	M	6	-	01	06	HYE-TC-M6-0106	MECHANICAL SCHEDULE SHEET NO. 6		X									
736	M	6	-	02	01	HYE-TC-M6-0201	MECHANICAL AIR AND WATER RISER DIAGRAM NO. 1		X									
737	M	6	-	02	02	HYE-TC-M6-0202	MECHANICAL AIR AND WATER RISER DIAGRAM NO. 2		X									
738	M	6	-	02	03	HYE-TC-M6-0203	MECHANICAL AIR AND WATER RISER DIAGRAM NO. 3		X									
739	M	6	-	02	04	HYE-TC-M6-0204	MECHANICAL AIR AND WATER RISER DIAGRAM NO. 4		X									
740	M	6	-	02	05	HYE-TC-M6-0205	MECHANICAL AIR AND WATER RISER DIAGRAM NO. 5		X									
741	M	6	-	02	06	HYE-TC-M6-0206	MECHANICAL PERIMETER SHW RISER DIAGRAM NO.1		X									
742	M	6	-	02	07	HYE-TC-M6-0207	MECHANICAL PERIMETER SHW RISER DIAGRAM NO.2		X									
743	M	6	-	02	08	HYE-TC-M6-0208	MECHANICAL PERIMETER SHW RISER DIAGRAM NO.3		X									
744	M	6	-	02	09	HYE-TC-M6-0209	MECHANICAL PERIMETER SHW RISER DIAGRAM NO.4		X									
745	M	6	-	02	21	HYE-TC-M6-0221	BMS RISER DIAGRAM NO.1		X									
746	M	6	-	02	22	HYE-TC-M6-0222	BMS RISER DIAGRAM NO.2		X									
747	M	6	-	02	23	HYE-TC-M6-0223	BMS RISER DIAGRAM NO.3		X									
748	M	6	-	03	01	HYE-TC-M6-0301	MECHANICAL CW AND CHW FLOW DIAGRAM		X									
749	M	6	-	03	02	HYE-TC-M6-0302	MECHANICAL CW AND CHW FLOW DIAGRAM NO. 2		X									
750	M	6	-	03	03	HYE-TC-M6-0303	MECHANICAL HOT WATER FLOW DIAGRAM		X									
751	M	6	-	03	04	HYE-TC-M6-0304	MECHANICAL HOT WATER FLOW DIAGRAM NO. 2		X									
752	M	6	-	03	05	HYE-TC-M6-0305	MECHANICAL HEAT RECOVERY FLOW DIAGRAM		X									
753	M	6	-	03	06	HYE-TC-M6-0306	MECHANICAL FUEL OIL FLOW DIAGRAM		X									
							ELECTRICAL PLAN SERIES											
754	E	1	-	C1	01	HYE-TC-E1-C101	ELECTRICAL PLAN C1 SECTOR 01									X		
755	E	1	-	C1	04	HYE-TC-E1-C104	ELECTRICAL PLAN C1 SECTOR 04									X		
756	E	1	-	C1	07	HYE-TC-E1-C107	ELECTRICAL PLAN C1 SECTOR 07									X		
757	E	1	-	00	01	HYE-TC-E1-0001	ELECTRICAL PLAN 00 SECTOR 01									X		
758	E	1	-	00	04	HYE-TC-E1-0004	ELECTRICAL PLAN 00 SECTOR 04									X		
759	E	1	-	00	07	HYE-TC-E1-0007	ELECTRICAL PLAN 00 SECTOR 07									X		
760	E	1	-	01	01	HYE-TC-E1-0101	ELECTRICAL PLAN 01 SECTOR 01									X		
761	E	1	-	01	04	HYE-TC-E1-0104	ELECTRICAL PLAN 01 SECTOR 04									X		
762	E	1	-	02	01	HYE-TC-E1-0201	ELECTRICAL PLAN 02 SECTOR 01									X		
763	E	1	-	03	01	HYE-TC-E1-0301	ELECTRICAL PLAN 03 SECTOR 01									X		
764	E	1	-	04	01	HYE-TC-E1-0401	ELECTRICAL PLAN 04 SECTOR 01									X		
765	E	1	-	05	01	HYE-TC-E1-0501	ELECTRICAL PLAN 05 SECTOR 01									X		
766	E	1	-	05M	01	HYE-TC-E1-05M01	ELECTRICAL PLAN 05M SECTOR 01									X		
767	E	1	-	06	01	HYE-TC-E1-0601	ELECTRICAL PLAN 06 SECTOR 01									X		
768	E	1	-	19	01	HYE-TC-E1-1901	ELECTRICAL PLAN 19 SECTOR 01									X		
769	E	1	-	20	01	HYE-TC-E1-2001	ELECTRICAL PLAN 20 SECTOR 01									X		
770	E	1	-	21	01	HYE-TC-E1-2101	ELECTRICAL PLAN 21 SECTOR 01									X		
771	E	1	-	22	01	HYE-TC-E1-2201	ELECTRICAL PLAN 22 SECTOR 01									X		
772	E	1	-	23	01	HYE-TC-E1-2301	ELECTRICAL PLAN 23 SECTOR 01									X		
773	E	1	-	24	01	HYE-TC-E1-2401	ELECTRICAL PLAN 24 SECTOR 01									X		
774	E	1	-	25	01	HYE-TC-E1-2501	ELECTRICAL PLAN 25 SECTOR 01									X		
775	E	1	-	26	01	HYE-TC-E1-2601	ELECTRICAL PLAN 26 SECTOR 01									X		
776	E	1	-	27	01	HYE-TC-E1-2701	ELECTRICAL PLAN 27 SECTOR 01									X		
777	E	1	-	28	01	HYE-TC-E1-2801	ELECTRICAL PLAN 28 SECTOR 01									X		
778	E	1	-	29	01	HYE-TC-E1-2901	ELECTRICAL PLAN 29 SECTOR 01									X		
779	E	1	-	32	01	HYE-TC-E1-3201	ELECTRICAL PLAN 32 SECTOR 01									X		
780	E	1	-	33	01	HYE-TC-E1-3301	ELECTRICAL PLAN 33 SECTOR 01									X		
781	E	1	-	34	01	HYE-TC-E1-3401	ELECTRICAL PLAN 34 SECTOR 01									X		
782	E	1	-	34	01M	HYE-TC-E1-3401M	ELECTRICAL PLAN 34M SECTOR 01									X		
783	E	1	-	35	01	HYE-TC-E1-3501	ELECTRICAL PLAN 35 SECTOR 01									X		
784	E	1		47	01	HYE-TC-E1-4701	ELECTRICAL PLAN 47 SECTOR 01									X		
785	E	1		48	01	HYE-TC-E1-4801	ELECTRICAL PLAN 48 SECTOR 01									X		
786	E	1		49	01	HYE-TC-E1-4901	ELECTRICAL PLAN 49 SECTOR 01									X		
787	E	1		50	01	HYE-TC-E1-5001	ELECTRICAL PLAN 50 SECTOR 01									X		
788	E	1	-	RF	01	HYE-TC-E1-RF01	ELECTRICAL PLAN ROOF SECTOR 01									X		
							ELECTRICAL LIGHTING PLAN SERIES											
789	E	2	-	C1	01	HYE-TC-E2-C101	ELECTRICAL LIGHTING PLAN C1 SECTOR 01									X		
790	E	2	-	C1	04	HYE-TC-E2-C104	ELECTRICAL LIGHTING PLAN C1 SECTOR 04									X		
791	E	2	-	C1	07	HYE-TC-E2-C107	ELECTRICAL LIGHTING PLAN C1 SECTOR 07									X		
792	E	2	-	00	01	HYE-TC-E2-0001	ELECTRICAL LIGHTING PLAN 00 SECTOR 01									X		
793	E	2	-	00	04	HYE-TC-E2-0004	ELECTRICAL LIGHTING PLAN 00 SECTOR 04									X		
794	E	2	-	00	07	HYE-TC-E2-0007	ELECTRICAL LIGHTING PLAN 00 SECTOR 07									X		
795	E	2	-	01	01	HYE-TC-E2-0101	ELECTRICAL LIGHTING PLAN 01 SECTOR 01									X		
796	E	2	-	02	01	HYE-TC-E2-0201	ELECTRICAL LIGHTING PLAN 02 SECTOR 01									X		
797	E	2	-	03	01	HYE-TC-E2-0301	ELECTRICAL LIGHTING PLAN 03 SECTOR 01									X		
798	E	2	-	04	01	HYE-TC-E2-0401	ELECTRICAL LIGHTING PLAN 04 SECTOR 01									X		
799	E	2	-	05	01	HYE-TC-E2-0501	ELECTRICAL LIGHTING PLAN 05 SECTOR 01									X		
800	E	2	-	05M	01	HYE-TC-E2-05M01	ELECTRICAL LIGHTING PLAN 05M SECTOR 01									X		
801	E	2	-	06	01	HYE-TC-E2-0601	ELECTRICAL LIGHTING PLAN 06 SECTOR 01									X		
802	E	2	-	19	01	HYE-TC-E2-1901	ELECTRICAL LIGHTING PLAN 19 SECTOR 01									X		
803	E	2	-	20	01	HYE-TC-E2-2001	ELECTRICAL LIGHTING PLAN 20 SECTOR 01									X		
804	E	2	-	21	01	HYE-TC-E2-2101	ELECTRICAL LIGHTING PLAN 21 SECTOR 01									X		
805	E	2	-	22	01	HYE-TC-E2-2201	ELECTRICAL LIGHTING PLAN 22 SECTOR 01									X		
806	E	2	-	23	01	HYE-TC-E2-2301	ELECTRICAL LIGHTING PLAN 23 SECTOR 01									X		
807	E	2	-	24	01	HYE-TC-E2-2401	ELECTRICAL LIGHTING PLAN 24 SECTOR 01									X		
808	E	2	-	25	01	HYE-TC-E2-2501	ELECTRICAL LIGHTING PLAN 25 SECTOR 01									X		
809	E	2	-	26	01	HYE-TC-E2-2601	ELECTRICAL LIGHTING PLAN 26 SECTOR 01									X		
810	E	2	-	27	01	HYE-TC-E2-2701	ELECTRICAL LIGHTING PLAN 27 SECTOR 01									X		
811	E	2	-	28	01	HYE-TC-E2-2801	ELECTRICAL LIGHTING PLAN 28 SECTOR 01									X		
812	E	2	-	29	01	HYE-TC-E2-2901	ELECTRICAL LIGHTING PLAN 29 SECTOR 01									X		
813	E	2	-	32	01	HYE-TC-E2-3201	ELECTRICAL LIGHTING PLAN 32 SECTOR 01									X		
814	E	2	-	33	01	HYE-TC-E2-3301	ELECTRICAL LIGHTING PLAN 33 SECTOR 01									X		
815	E	2	-	34	01	HYE-TC-E2-3401	ELECTRICAL LIGHTING PLAN 34 SECTOR 01									X		
816	E	2	-	34	01M	HYE-TC-E2-3401M	ELECTRICAL LIGHTING PLAN 34M SECTOR 01									X		
817	E	2	-	35	01	HYE-TC-E2-3501	ELECTRICAL LIGHTING PLAN 35 SECTOR 01									X		
818	E	2		47	01	HYE-TC-E2-4701	ELECTRICAL LIGHTING PLAN 47 SECTOR 01									X		
819	E	2		48	01	HYE-TC-E2-4801	ELECTRICAL LIGHTING PLAN 48 SECTOR 01									X		
820	E	2	-	49	01	HYE-TC-E2-4901	ELECTRICAL LIGHTING PLAN 49 SECTOR 01									X		
821	E	2	-	50	01	HYE-TC-E2-5001	ELECTRICAL LIGHTING PLAN 50 SECTOR 01									X		
822	E	2	-	51	01	HYE-TC-E2-5101	ELECTRICAL LIGHTING PLAN 51 SECTOR 01									X		
							ELECTRICAL ENLARGED VIEWS											
821	E	4	-	01	01	HYE-TC-E4-0101	ELECTRICAL STREET LEVEL POE PLAN									X		
822	E	4	-	02	01	HYE-TC-E4-0201	ELECTRICAL EQUIPMENT ROOM PART PLANS									X		
823	E	4	-	02	02	HYE-TC-E4-0202	ELECTRICAL/COGEN ROOMS PART PLAN									X		
824	E	4	-	02	11	HYE-TC-E4-0211	ELECTRICAL CLOSET PART PLANS SHEET NO. 1									X		
825	E	4	-	02	12	HYE-TC-E4-0212	ELECTRICAL CLOSET PART PLANS SHEET NO. 2									X		
826	E	4	-	02	21	HYE-TC-E4-0221	ELECTRICAL EMR PART PLANS SHEET NO. 1									X		
827	E	4	-	02	22	HYE-TC-E4-0222	ELECTRICAL EMR PART PLANS SHEET NO. 2									X		
828	E	4	-	02	23	HYE-TC-E4-0223	ELECTRICAL EMR PART PLANS SHEET NO. 3									X		
829	E	4	-	02	31	HYE-TC-E4-0231	ELECTRICAL OFFSETS SHEET									X		
830	E	4	-	02	41	HYE-TC-E4-0241	ELECTRICAL MMR AND TECH ROOM PART PLANS									X		
831	E	4	-	02	42	HYE-TC-E4-0242	ELECTRICAL UPS ROOM & FIR PART PLANS									X		
832	E	4	-	02	51	HYE-TC-E4-0251	ELECTRICAL SS ROOM CONDUIT ROUTING PLAN 04									X		
833	E	4	-	02	52	HYE-TC-E4-0252	ELECTRICAL CONDUIT ROUTING PLAN 04 SECTOR 01									X		
834	E	4	-	02	53	HYE-TC-E4-0253	ELECTRICAL CONDUIT ROUTING PLAN 05 SECTOR 01									X		
835	E	4	-	02	54	HYE-TC-E4-0254	ELECTRICAL CONDUIT ROUTING SECTION A-A									X		
836	E	4	-	02	55	HYE-TC-E4-0255	ELECTRICAL CONDUIT ROUTING SECTION B-B									X		
837	E	4	-	02	56	HYE-TC-E4-0256	ELECTRICAL CONDUIT ROUTING SECTION C-C									X		
838	E	4	-	02	57	HYE-TC-E4-0257	ELECTRICAL CONDUIT ROUTING SECTION D-D									X		
839	E	4	-	02	61	HYE-TC-E4-0261	ELECTRICAL LEVEL C1 SPLICE CHAMBER SECTIONS									X		

Page 7 of 9

1/28/2013

Hudson Yards Tower C Master Drawing Register

Index	Disc.	Dwg. Type		Sequence		Modifier	Sheet Number	Sheet Title	BID PACKAGE NAME / DWG REVISION TEXT / ISSUE DATE	D-21: MECHANICAL 1/21/2013	D-20: PLUMBING 1/11/2013	D-19: FIRE PROTECTION 1/11/2013	D-17: SECURITY 12/14/2012	D-16: IT-TELECOM 12/14/2012	D-15: FAÇADE MAINTENANCE 12/14/2012	D-14: ARCHITECTURE 12/14/2012	D-13: ELECTRICAL 12/14/2012	D-12: STRUCTURE 12/14/2012	D-11: PLUMBING UNDERGROUND 12/14/2012
840	E	4	-	02	71		HYE-TC-E4-0271	ELECTRICAL GROUNDING PLAN									X		
								ELECTRICAL DETAILS											
841	E	5	-	00	01		HYE-TC-E5-0001	ELECTRICAL DETAILS SHEET NO. 1									X		
842	E	5	-	00	02		HYE-TC-E5-0002	ELECTRICAL DETAILS SHEET NO. 2									X		
843	E	5	-	00	03		HYE-TC-E5-0003	ELECTRICAL DETAILS SHEET NO. 3									X		
844	E	5	-	00	04		HYE-TC-E5-0004	ELECTRICAL DETAILS SHEET NO. 4									X		
845	E	5	-	00	05		HYE-TC-E5-0005	ELECTRICAL DETAILS SHEET NO. 5									X		
846	E	5	-	00	07		HYE-TC-E5-0007	ELECTRICAL MEDIUM VOLTAGE SPLICE CHAMBER DETAILS									X		
847	E	5	-	00	08		HYE-TC-E5-0008	ELECTRICAL BUS DUCT DETAILS									X		
								ELECTRICAL SCHEDULES AND DIAGRAMS											
848	E	6	-	01	01		HYE-TC-E6-0101	ELECTRICAL SCHEDULES SHEET NO. 1									X		
849	E	6	-	01	02		HYE-TC-E6-0102	ELECTRICAL SCHEDULES SHEET NO. 2									X		
850	E	6	-	01	03		HYE-TC-E6-0103	ELECTRICAL SCHEDULES SHEET NO. 3									X		
851	E	6	-	01	04		HYE-TC-E6-0104	ELECTRICAL SCHEDULES SHEET NO. 4									X		
852	E	6	-	01	05		HYE-TC-E6-0105	ELECTRICAL SCHEDULES SHEET NO. 5									X		
853	E	6	-	01	06		HYE-TC-E6-0106	ELECTRICAL SCHEDULES SHEET NO. 6									X		
854	E	6	-	01	07		HYE-TC-E6-0107	ELECTRICAL SCHEDULES SHEET NO. 7									X		
855	E	6	-	01	08		HYE-TC-E6-0108	ELECTRICAL SCHEDULES SHEET NO. 8									X		
856	E	6	-	01	10		HYE-TC-E6-0110	ELECTRICAL PANELBOARD SCHEDULES SHEET NO. 1									X		
857	E	6	-	01	11		HYE-TC-E6-0111	ELECTRICAL PANELBOARD SCHEDULES SHEET NO. 2									X		
858	E	6	-	01	12		HYE-TC-E6-0112	ELECTRICAL PANELBOARD SCHEDULES SHEET NO. 3									X		
859	E	6	-	01	13		HYE-TC-E6-0113	ELECTRICAL PANELBOARD SCHEDULES SHEET NO. 4									X		
860	E	6	-	01	14		HYE-TC-E6-0114	ELECTRICAL PANELBOARD SCHEDULES SHEET NO. 5									X		
861	E	6	-	01	15		HYE-TC-E6-0115	ELECTRICAL PANELBOARD SCHEDULES SHEET NO. 6									X		
862	E	6	-	01	16		HYE-TC-E6-0116	ELECTRICAL PANELBOARD SCHEDULES SHEET NO. 7									X		
863	E	6	-	01	17		HYE-TC-E6-0117	ELECTRICAL PANELBOARD SCHEDULES SHEET NO. 8									X		
864	E	6	-	01	21		HYE-TC-E6-0121	ELECTRICAL LIGHTING CONTROL SCHEDULE SHEET NO. 1									X		
865	E	6	-	01	22		HYE-TC-E6-0122	ELECTRICAL LIGHTING CONTROL SCHEDULE SHEET NO. 2									X		
866	E	6	-	02	01		HYE-TC-E6-0201	ELECTRICAL RISER DIAGRAM SHEET NO. 1									X		
867	E	6	-	02	02		HYE-TC-E6-0202	ELECTRICAL RISER DIAGRAM SHEET NO. 2									X		
868	E	6	-	02	03		HYE-TC-E6-0203	ELECTRICAL RISER DIAGRAM SHEET NO. 3									X		
869	E	6	-	02	04		HYE-TC-E6-0204	ELECTRICAL RISER DIAGRAM SHEET NO. 4									X		
870	E	6	-	02	11		HYE-TC-E6-0211	ELECTRICAL MEDIUM VOLTAGE RISER DIAGRAM									X		
871	E	6	-	02	12		HYE-TC-E6-0212	ELECTRICAL DISTRIBUTED GENERATION ONE LINE DIAGRAM									X		
872	E	6	-	02	13		HYE-TC-E6-0213	ELECTRICAL UPS ONE-LINE DIAGRAM									X		
873	E	6	-	02	21		HYE-TC-E6-0221	ELECTRICAL SWITCHGEAR LINE-UP SHEET NO. 1									X		
874	E	6	-	02	22		HYE-TC-E6-0222	ELECTRICAL SWITCHGEAR LINE-UP SHEET NO. 2									X		
875	E	6	-	03	01		HYE-TC-E6-0301	ELECTRICAL GROUNDING RISER DIAGRAM									X		
876	E	6	-	04	01		HYE-TC-E6-0401	ELECTRICAL STAIR 'A' RISER DIAGRAM									X		
877	E	6	-	04	02		HYE-TC-E6-0402	ELECTRICAL STAIR 'B' RISER DIAGRAM									X		
878	E	6	-	04	03		HYE-TC-E6-0403	ELECTRICAL STAIR 'C H, J, & F' RISER DIAGRAM									X		
879	E	6	-	05	01		HYE-TC-E6-0501	ELECTRICAL LIGHTING ONE-LINE DIAGRAM SHEET NO. 1									X		
880	E	6	-	05	02		HYE-TC-E6-0502	ELECTRICAL LIGHTING ONE-LINE DIAGRAM SHEET NO. 2									X		
								TELECOMMUNICATIONS											
881	IT	1	-	C1	01		HYE-TC-IT1-C101	TELECOMMUNICATIONS FLOOR PLAN C1 SECTOR 01						X					
882	IT	1	-	C1	04		HYE-TC-IT1-C104	TELECOMMUNICATIONS FLOOR PLAN C1 SECTOR 04						X					
883	IT	1	-	C1	07		HYE-TC-IT1-C107	TELECOMMUNICATIONS FLOOR PLAN C1 SECTOR 07						X					
884	IT	1	-	00	01		HYE-TC-IT1-0001	TELECOMMUNICATIONS PLAN 00 SECTOR 01						X					
885	IT	1		00	04		HYE-TC-IT1-0004	TELECOMMUNICATIONS PLAN 00 SECTOR 04						X					
886	IT	1		00	07		HYE-TC-IT1-0007	TELECOMMUNICATIONS PLAN 00 SECTOR 07						X					
887	IT	1	-	01	01		HYE-TC-IT1-0101	TELECOMMUNICATIONS PLAN 01 SECTOR 01						X					
888	IT	1	-	01	04		HYE-TC-IT1-0104	TELECOMMUNICATIONS PLAN 01 SECTOR 04						X					
889	IT	1	-	02	01		HYE-TC-IT1-0201	TELECOMMUNICATIONS PLAN 02 SECTOR 01						X					
890	IT	1	-	03	01		HYE-TC-IT1-0301	TELECOMMUNICATIONS PLAN 03 SECTOR 01						X					
891	IT	1	-	04	01		HYE-TC-IT1-0401	TELECOMMUNICATIONS PLAN 04 SECTOR 01						X					
892	IT	1	-	05	01		HYE-TC-IT1-0501	TELECOMMUNICATIONS PLAN 05 SECTOR 01						X					
893	IT	1	-	06	01		HYE-TC-IT1-0601	TELECOMMUNICATIONS PLAN 06 SECTOR 01						X					
894	IT	1	-	25	01		HYE-TC-IT1-2501	TELECOMMUNICATIONS PLAN 25 SECTOR 01						X					
895	IT	1	-	26	01		HYE-TC-IT1-2601	TELECOMMUNICATIONS PLAN 26 SECTOR 01						X					
896	IT	1	-	27	01		HYE-TC-IT1-2701	TELECOMMUNICATIONS PLAN 27 SECTOR 01						X					
897	IT	1	-	34	01		HYE-TC-IT1-3401	TELECOMMUNICATIONS PLAN 34 SECTOR 01						X					
898	IT	1		34M	01		HYE-TC-IT1-34M01	TELECOMMUNICATIONS PLAN 34M SECTOR 01						X					
899	IT	1		35	01		HYE-TC-IT1-3501	TELECOMMUNICATIONS PLAN 35 SECTOR 01						X					
900	IT	1		36	01		HYE-TC-IT1-3601	TELECOMMUNICATIONS PLAN 36 SECTOR 01						X					
901	IT	1		47	01		HYE-TC-IT1-4701	TELECOMMUNICATIONS PLAN 47 SECTOR 01						X					
902	IT	1		48	01		HYE-TC-IT1-4801	TELECOMMUNICATIONS PLAN 48 SECTOR 01						X					
903	IT	1		49	01		HYE-TC-IT1-4901	TELECOMMUNICATIONS PLAN 49 SECTOR 01						X					
904	IT	1		49M	01		HYE-TC-IT1-49M01	TELECOMMUNICATIONS PLAN 49M SECTOR 01						X					
905	IT	1		50	01		HYE-TC-IT1-5001	TELECOMMUNICATIONS PLAN 50 SECTOR 01						X					
								TELECOMMUNICATIONS ENLARGED VIEWS											
903	IT	4	-	01	01		HYE-TC-IT4-0101	TELECOMMUNICATIONS STREET LEVEL P.O.E. PLAN						X					
904	IT	4	-	01	02		HYE-TC-IT4-0102	TELECOMMUNICATIONS RISER CLOSET 'A' PART PLANS						X					
905	IT	4	-	01	03		HYE-TC-IT4-0103	TELECOMMUNICATIONS RISER CLOSET 'B' PART PLANS						X					
906	IT	4	-	01	04		HYE-TC-IT4-0104	TELECOMMUNICATIONS POE ROOM 'A' AND 'B' PART PLANS						X					
907	IT	4	-	01	05		HYE-TC-IT4-0105	TELECOMMUNICATIONS MEET ME ROOM 'A' PART PLAN						X					
908	IT	4	-	01	06		HYE-TC-IT4-0106	TELECOMMUNICATIONS MEET ME ROOM 'B' PART PLAN						X					
909	IT	4	-	01	07		HYE-TC-IT4-0107	TELECOMMUNICATIONS TECH ROOM PART PLAN						X					
910	IT	4	-	01	08		HYE-TC-IT4-0108	TELECOMMUNICATIONS MEET ME ROOM AND TECH ROOM RACK ELEVATIONS						X					
911	IT	4	-	01	09		HYE-TC-IT4-0109	TELECOMMUNICATIONS TECH ROOM WALLFIELD ELEVATIONS SHEET No. 1						X					
912	IT	4	-	01	10		HYE-TC-IT4-0110	TELECOMMUNICATIONS TECH ROOM WALLFIELD ELEVATIONS SHEET No. 2						X					
913	IT	4	-	01	11		HYE-TC-IT4-0111	TELECOMMUNICATIONSFIRST RESPONDER ROOMS PART PLAN						X					
914	IT	4	-	02	01		HYE-TC-IT4-0201	TELECOMMUNICATIONS C-LEVEL SECTION PLAN						X					
								TELECOMMUNICATIONS DETAILS											
915	IT	5	-	01	01		HYE-TC-IT5-0101	TELECOMMUNICATIONS DETAIL SHEET 1						X					
916	IT	5	-	01	02		HYE-TC-IT5-0102	TELECOMMUNICATIONS DETAIL SHEET No. 2						X					
917	IT	5	-	01	03		HYE-TC-IT5-0103	TELECOMMUNICATIONS DETAIL SHEET No. 3						X					
918	IT	5	-	01	04		HYE-TC-IT5-0104	TELECOMMUNICATIONS DETAIL SHEET No. 4						X					
								TELECOMMUNICATIONS DIAGRAMS											
919	IT	6	-	01	01		HYE-TC-IT6-0101	TELECOMMUNICATIONS CONDUIT RISER DIAGRAM						X					
920	IT	6	-	01	01	-ALT	HYE-TC-IT6-0101-ALT	TELECOMMUNICATIONS CONDUIT RISER DIAGRAM-ALT						X					
921	IT	6	-	01	02		HYE-TC-IT6-0102	TELECOMMUNICATIONS CABLING RISER DIAGRAM						X					
922	IT	6	-	01	03		HYE-TC-IT6-0103	TELECOMMUNICATIONS GROUNDING RISER DIAGRAM						X					
923	IT	6	-	01	04		HYE-TC-IT6-0104	TELECOMMUNICATIONS FIRST RESPONDER CONDUIT RISER DIAGRAM						X					
								SECURITY											
924	SE		-	00	0		HYE-TC-SE-000	COVER SHEET					X						
925	SE		-	00	1		HYE-TC-SE-001	LEGEND AND INDEX SHEET					X						
926	SE	1	-	C1	01		HYE-TC-SE1-C101	SECURITY DEVICE PLAN					X						
927	SE	1	-	C1	04		HYE-TC-SE1-C104	SECURITY DEVICE PLAN					X						
928	SE	1	-	C1	07		HYE-TC-SE1-C107	SECURITY DEVICE PLAN					X						
929	SE	1	-	00	01		HYE-TC-SE1-0001	SECURITY DEVICE PLAN					X						
930	SE	1	-	00	04		HYE-TC-SE1-0004	SECURITY DEVICE PLAN					X						
931	SE	1	-	00	07		HYE-TC-SE1-0007	SECURITY DEVICE PLAN					X						
932	SE	1	-	01	01		HYE-TC-SE1-0101	SECURITY DEVICE PLAN					X						
933	SE	1	-	01	04		HYE-TC-SE1-0104	SECURITY DEVICE PLAN					X						
934	SE	1	-	01	07		HYE-TC-SE1-0107	SECURITY DEVICE PLAN					X						
935	SE	1	-	02	01		HYE-TC-SE1-0201	SECURITY DEVICE PLAN					X						
936	SE	1	-	03	01		HYE-TC-SE1-0301	SECURITY DEVICE PLAN					X						
937	SE	1	-	04	01		HYE-TC-SE1-0401	SECURITY DEVICE PLAN					X						
938	SE	1	-	05	01		HYE-TC-SE1-0501	SECURITY DEVICE PLAN					X						
939	SE	1	-	05	01	M	HYE-TC-SE1-0501M	SECURITY DEVICE PLAN					X						
940	SE	1	-	06	01		HYE-TC-SE1-0601	SECURITY DEVICE PLAN					X						
941	SE	1	-	07	01		HYE-TC-SE1-0701	SECURITY DEVICE PLAN					X						
942	SE	1	-	08	01		HYE-TC-SE1-0801	SECURITY DEVICE PLAN					X						
943	SE	1	-	09	01		HYE-TC-SE1-0901	SECURITY DEVICE PLAN					X						
944	SE	1	-	10	01		HYE-TC-SE1-1001	SECURITY DEVICE PLAN					X						
945	SE	1	-	11	01		HYE-TC-SE1-1101	SECURITY DEVICE PLAN					X						
946	SE	1	-	12	01		HYE-TC-SE1-1201	SECURITY DEVICE PLAN					X						
947	SE	1	-	13	01		HYE-TC-SE1-1301	SECURITY DEVICE PLAN					X						
948	SE	1	-	14	01		HYE-TC-SE1-1401	SECURITY DEVICE PLAN					X						
949	SE	1	-	15	01		HYE-TC-SE1-1501	SECURITY DEVICE PLAN					X						
950	SE	1	-	16	01		HYE-TC-SE1-1601	SECURITY DEVICE PLAN					X						
951	SE	1	-	17	01		HYE-TC-SE1-1701	SECURITY DEVICE PLAN					X						
952	SE	1	-	18	01		HYE-TC-SE1-1801	SECURITY DEVICE PLAN					X						
953	SE	1	-	19	01		HYE-TC-SE1-1901	SECURITY DEVICE PLAN					X						

Page 8 of 9

1/28/2013

Hudson Yards Tower C Master Drawing Register

Index	Disc.	Dwg. Type		Sequence (Drawing Number)		Modifier	Sheet Number	Sheet Title	BID PACKAGE NAME / DWG REVISION TEXT / ISSUE DATE	D-21: MECHANICAL 1/21/2013	D-20: PLUMBING 1/11/2013	D-19: FIRE PROTECTION 1/11/2013	D-17: SECURITY 12/14/2012	D-16: IT-TELECOM 12/14/2012	D-15: FACADE MAINTENANCE 12/14/2012	D-14: ARCHITECTURE 12/14/2012	D-13: ELECTRICAL 12/14/2012	D-12: STRUCTURE 12/14/2012	D-11: PLUMBING UNDERGROUND 12/14/2012
954	SE	1	-	20	01		HYE-TC-SE1-2001	SECURITY DEVICE PLAN					X						
955	SE	1	-	21	01		HYE-TC-SE1-2101	SECURITY DEVICE PLAN					X						
956	SE	1	-	22	01		HYE-TC-SE1-2201	SECURITY DEVICE PLAN					X						
957	SE	1	-	23	01		HYE-TC-SE1-2301	SECURITY DEVICE PLAN					X						
958	SE	1	-	24	01		HYE-TC-SE1-2401	SECURITY DEVICE PLAN					X						
959	SE	1	-	25	01		HYE-TC-SE1-2501	SECURITY DEVICE PLAN					X						
960	SE	1	-	26	01		HYE-TC-SE1-2601	SECURITY DEVICE PLAN					X						
961	SE	1	-	27	01		HYE-TC-SE1-2701	SECURITY DEVICE PLAN					X						
962	SE	1	-	28	01		HYE-TC-SE1-2801	SECURITY DEVICE PLAN					X						
963	SE	1	-	29	01		HYE-TC-SE1-2901	SECURITY DEVICE PLAN					X						
964	SE	1	-	30	01		HYE-TC-SE1-3001	SECURITY DEVICE PLAN					X						
965	SE	1	-	31	01		HYE-TC-SE1-3101	SECURITY DEVICE PLAN					X						
966	SE	1	-	32	01		HYE-TC-SE1-3201	SECURITY DEVICE PLAN					X						
967	SE	1	-	33	01		HYE-TC-SE1-3301	SECURITY DEVICE PLAN					X						
968	SE	1	-	34	01		HYE-TC-SE1-3401	SECURITY DEVICE PLAN					X						
969	SE	1	-	35	01		HYE-TC-SE1-3501	SECURITY DEVICE PLAN					X						
970	SE	1	-	36	01		HYE-TC-SE1-3601	SECURITY DEVICE PLAN					X						
971	SE	1	-	37	01		HYE-TC-SE1-3701	SECURITY DEVICE PLAN					X						
972	SE	1	-	38	01		HYE-TC-SE1-3801	SECURITY DEVICE PLAN					X						
973	SE	1	-	39	01		HYE-TC-SE1-3901	SECURITY DEVICE PLAN					X						
974	SE	1	-	40	01		HYE-TC-SE1-4001	SECURITY DEVICE PLAN					X						
975	SE	1	-	41	01		HYE-TC-SE1-4101	SECURITY DEVICE PLAN					X						
976	SE	1	-	42	01		HYE-TC-SE1-4201	SECURITY DEVICE PLAN					X						
977	SE	1	-	43	01		HYE-TC-SE1-4301	SECURITY DEVICE PLAN					X						
978	SE	1	-	44	01		HYE-TC-SE1-4401	SECURITY DEVICE PLAN					X						
979	SE	1	-	45	01		HYE-TC-SE1-4501	SECURITY DEVICE PLAN					X						
980	SE	1	-	46	01		HYE-TC-SE1-4601	SECURITY DEVICE PLAN					X						
981	SE	1	-	47	01		HYE-TC-SE1-4701	SECURITY DEVICE PLAN					X						
982	SE	1	-	47	01	M	HYE-TC-SE1-4701M	SECURITY DEVICE PLAN					X						
983	SE	1	-	48	01		HYE-TC-SE1-4801	SECURITY DEVICE PLAN					X						
984	SE	1	-	49	01		HYE-TC-SE1-4901	SECURITY DEVICE PLAN					X						
985	SE	1	-	50	01		HYE-TC-SE1-5001	SECURITY DEVICE PLAN					X						
986	SE	1	-	51	01		HYE-TC-SE1-5101	SECURITY DEVICE PLAN					X						
987	SE	3	-	0	3		HYE-TC-SE3-03	COMMAND ROOM SECURITY LAYOUT					X						
988	SE	4	-	0	1		HYE-TC-SE4-01	SECURITY SYSTEM NETWORK RISER DIAGRAM					X						
989	SE	5	-	0	1		HYE-TC-SE5-01	SECURITY SYSTEM EQUIPMENT NOMENCLATURE					X						
990	SE	5	-	0	2		HYE-TC-SE5-02	SECURITY SYSTEM EQUIPMENT NOMENCLATURE					X						

Page 9 of 9

Exhibit K-2

Exceptions to Plans

Exhibit K-2

Exhibit L

Schedule

Exhibit L

Exhibit M

Signage Plans

Exhibit M

Exhibit N-1

Form of Certificate of Substantial Completion (Developer)

DEVELOPER’S CERTIFICATE OF SUBSTANTIAL COMPLETION

Project:                    South Office Tower - Hudson Yards

Developer:              ERY Developer LLC

Date:                        [____________, 20__]

Reference is made to that certain Development Agreement, dated as of dated as of April ___, 2013, by and between ERY Developer LLC, a Delware limited liabity company (“Developer”), and Coach Legacy Yards LLC, a Delware limited liabity company (the “Coach Member”), with respect to the development and construction by Developer of the building commonly referred to as the South Office Tower and other improvements (collectively, the “Building”) on the property located at the northwest corner of West 30th Street and 10th Avenue and known as Parcel C of the Eastern Rail Yard Section of John D. Caemmerer West Side Yard (the “Project”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Development Agreement.

Developer hereby certifies to the Coach Member that, subject to the completion of the Punch List Work, the following conditions of Substantial Completion have been fully satisfied and completed as of the date of this Certificate:

1.          All Developer Work (other than any Base Building Lighting that is not otherwise part of the Developer TCO Work) is substantially completed in accordance with the Plans, this Agreement and applicable Laws;

2.          Without limiting clause 1 above, the Coach Exclusive Systems and the Coach Shared Building Systems and Areas have been completed, in accordance with the Plans, the Development Agreement and applicable Laws to the extent required so that regular and permanent (i.e., not temporary) service is available, and all such systems have been tested (but not commissioned or signed-off), and are operational, except to the extent that completion and testing is dependent on performance of Coach Finish Work;

3.          The exterior envelope and curtain wall of the Building and the Coach Atrium (including the Coach Atrium wall, envelope and enclosures to the Coach Atrium) are complete and the Building is fully and permanently enclosed in a water and weather-tight manner and as shown on the Plans;

4.          Except as provided in Section 13.03 of the Development Agreement (and subject to the terms and conditions thereof), any hoists or tower cranes affixed to or penetrating the Coach Areas (or the façade surrounding the same) and any brackets relating to any such hoists or tower cranes shall have been removed, and any penetrations through the core of the Coach Areas (or the façade surrounding the same) resulting from any hoist or tower crane shall have been patched;

Exhibit N-1 – Page 1

5.          All Developer TCO Work has been completed and, subject to the completion of the Coach TCO Work where applicable, the Department of Buildings of the City of New York (“DOB”) (or such other departmental office as shall be issuing certificates of occupancy) has issued a temporary certificate of occupancy for the Coach Areas pursuant to Section 645 of the New York City Charter;

6.          All construction trailers and sidewalk protection sheds impeding access to the Coach Lobby have been removed and all permanent sidewalks surrounding and required in connection with the Building are completed; other than any such sidewalk protection sheds required by the DOB to be maintained, and Developer shall have used (and shall continue to use) reasonable efforts to configure or locate the same in an area or areas that minimize any disruption of access to and use and occupancy of the Coach Unit for the normal conduct of business in the ordinary course;

7.          The Building roof and all setback areas, risers, load frames or support structures, closets and other infrastructure or areas (including risers from the Coach Areas to the roofs) necessary for the Coach Member to permanently and securely install its video, cable, telecommunications, satellite, microwave and other devices or technology shown on the Plans have been completed in accordance with the Plans and all applicable laws; and elevator access to the Building roof is available as shown on the Plans to the extent required for the Coach Member to install all its roof-top installations;

8.          All Coach Elevators and one Building elevator providing access to the roof (i) have been finished, tested and adjusted, (ii) are operational, and (iii) have been inspected and certified for use by the DOB;

9.          The elevator frames and doors, and the hall call buttons and lighting and associated devices, are permanently installed in or for all Coach Elevators and one Building elevator providing access to the roof of the Building (unless such permanent installation is dependent on completion of Coach Finish Work which is not yet completed);

10.         Safe and continuous access is available to the Coach Areas through the Coach Lobby;

11.         The Coach Areas and Common Elements (other than any Office Unit 3 Exclusive Use Common Elements, Retail Unit Exclusive Use Common Elements or Parking Unit Exclusive Use Common Elements) are cleared of any debris, construction materials or equipment, surplus materials, rubbish, rubble, tools, discarded equipment, spillage of solid or liquid waste (unless such debris or other items are present as a result of Coach Finish Work);

12.         Access to the Coach Reserved Parking Spaces in the Parking Unit, for continuous use by the Coach Member has been completed and permanently provided;

13.         The Landscaping has been completed;

Exhibit N-1 – Page 2

14.         Payment in full has been made of all the hard and soft costs (including, without limitation, general conditions items) incurred in respect of Developer Work to the date covered by the most recently funded Draw Request, excepting (i) amounts retained by Legacy Tenant, as owner, in accordance with the provisions of the Executive Construction Management Agreement, any agreement with the Project Architect or with any of the Existing Contractors/Consultants, or other construction agreements and the applicable provisions of the Loan Documents; and (ii) claims that Developer is contesting in good faith and in a commercially reasonable manner and otherwise in accordance with the provisions of the Loan Documents to the extent applicable;

15.         Waivers of liens and claims have been received from all direct hard cost contractors and subcontractors performing work on or providing materials for Developer Work, all through the date of the most recently funded Draw Request under the Construction Loan or Developer has provided to the Coach Member evidence that bonds have been posted or other security (reasonably satisfactory to Coach) has been provided in respect of any mechanic’s liens filed in respect of such work in respect of any mechanic’s liens filed in respect of such work;

16.         All Developer Violations have been removed, the Developer Work has been completed, and such governmental or departmental sign-offs and approvals have been received for Developer Work, all as are required to obtain a temporary certificate of occupancy for the Coach Areas that permits office use and any legal uses ancillary thereto (which shall include, as an accessory use (within the meaning of the Zoning Resolution) to the Coach Member’s office use (in a manner substantially the same as the Coach Member’s current accessory use at 516 West 34th Street, New York, New York), the assembly of the Coach Member products on-site, and the use of the Coach Member cafeteria and showrooms for employees and guests);

17.         All applicable filings and periodic sign-offs with or from all municipal or governmental departments or offices with respect to Developer Work through the date which is no more than twenty (20) days prior to the Substantial Completion Date, including, without limitation, reports and results of all controlled inspections, have been received and copies thererof have been provided by Developer to the Coach Member.

ERY DEVELOPER LLC

By:
Name:
Title:

Exhibit N-1 – Page 3

Exhibit N-2

Form of Certificate of Substantial Completion (Project Architect)

FORM OF ARCHITECT’S CERTIFICATE OF SUBSTANTIAL COMPLETION

Kohn Pedersen Fox Associates PC

[__________ __, 20__]

Legacy Yards Tenant LLC (“Owner”)

c/o The Related Companies, L.P.

60 Columbus Circle

New York, New York 10023

Coach Legacy Yards LLC (“Coach Member”)

c/o Coach, Inc.

516 West 34th Street

New York, New York 10001

Attention: Todd Kahn

Re:	Project:	501 West 30th Street, New York, New York Hudson Yards – South Office Tower (Tower C)

Ladies and Gentlemen:

The undersigned (“Architect”) entered into an Architectural Services Agreement with ERY Tenant LLC (“ERY Tenant”) dated as of June 1, 2012, as amended by that certain Letter Agreement, dated as of February 12, 2013, and as assigned by ERY Tenant to Legacy Yards Tenant LLC (“Owner”) as of the date hereof (as may be amended from time to time, collectively, the “Architect Agreement”), with respect to the design and development by Owner of the building commonly referred to as the South Office Tower (Tower C) and certain other related improvements (collectively, the “Improvements”) on the property located at the northwest corner of West 30th Street and 10th Avenue and known as Parcel C of the Eastern Rail Yard Section of John D. Caemmerer West Side Yard (the “Project”). Architect has been engaged by Owner to act as the architect of record for the Project. Capitalized terms not defined herein shall have the meanings ascribed to them in that certain Development Agreement dated as of April __, 2013 between ERY Developer LLC and Coach Legacy Yards LLC.

Exhibit N-2 – Page 1

In connection with the Project and in accordance with the terms of the Architect Agreement, Architect hereby certifies to Owner and the Coach Member that, in the Architect’s professional opinion, based on (i) Architect’s performance of its services under the Architect Agreement; (ii) as to matters outside the services of the Architect, based on and limited to written representation of others (including but not limited to the main contractor, various subcontractors, and engineers and other consultants retained directly by Owner); and (iii) based upon all necessary information and certifications by others (which universe of information and certifications must be mutually agreed upon by Owner and Architect) supporting the below statements which must be supplied to Architect before Architect can provide this Certification, and further, based on the foregoing and upon the Architect’s knowledge, information and belief, the construction of the Developer Work designed by Architect is sufficiently complete in accordance with the Plans (as defined herein) so that the Owner can occupy or utilize the Developer Work designed by Architect for its intended use as specified below (“substantially complete”) and the date of such substantial completion for such Work is the date hereof. For all matters outside the scope of Architect’s services, all certifications below are merely certifying that the Architect received information from the relevant parties confirming the information set forth below.

1.     The Developer Work is in substantial conformance with the plans and specifications identified in [Exhibit A attached hereto (the “Plans”)] [this exhibit should list all of the plans listed on Exhibit K-1 to the Development Agreement, as modified by Change Orders, and omitting only those plans prepared by Studios], other than the completion of the Developer Work set forth on the punch lists prepared by Architect and others.

2.     As of the date hereof, the Developer Work is substantially completed in accordance with the Plans and in accordance with applicable Laws, other than the completion of the Developer Work set forth on the punch lists prepared by Architect and others.

3.    The exterior envelope and curtain wall of Tower C and the Coach Atrium (excluding the interior enclosing wall thereof) appear to be substantially complete, other than the completion of the Developer Work set forth on the punch lists prepared by Architect and others.

Exhibit N-2 – Page 2

4.     The roof and all setback areas and riser closets and other infrastructure or areas (including risers from the Coach Areas to the roofs) necessary for the Coach Member to permanently and securely install its video, cable, telecommunications, satellite, microwave and other devices or technology shown on the Plans have been substantially completed in accordance with the Plans and in accordance with applicable Laws, other than the completion of the Developer Work set forth on the punch lists prepared by Architect and others.

5.     All Coach Elevators (excluding, for all purposes of this paragraph 5, the elevator cab interiors) and one Tower C elevator providing access to the roof (i) have been substantially completed and (ii) have been inspected and certified for use by the NYC DOB.

Notwithstanding anything to the contrary herein or otherwise, nothing contained in this Certificate, including but not limited to the capitalized terms not defined herein and the definitions thereof, shall increase Architect’s duties or obligations or decrease Architect’s rights under the Architect Agreement or with regard to the Plans, the Project, or otherwise. Furthermore, without limiting the foregoing, any and all liability of Architect under this Certificate shall be subject to the same limitations of liability contained in the Architect Agreement. This certification is not a representation as to the performance of any of the systems or construction components contained in the Developer Work, and no opinions are expressed regarding the quality or completeness of the designs or work provided by any entity other than the Architect.

Very truly yours,

Kohn Pedersen Fox Associates pc

By:
Name:
Title:

Exhibit N-2 – Page 3

EXHIBIT A

PLANS

Exhibit N-2 – Page 4

Exhibit N-3

Form of Certificate of Substantial Completion (Coach’s Architect)

FORM OF ARCHITECT’S CERTIFICATE OF SUBSTANTIAL COMPLETION

STUDIOS ARCHITECTURE

[__________ __, 20__]

Coach Legacy Yards LLC (“Coach Member”)

c/o Coach, Inc.

516 West 34th Street

New York, New York 10001

Attention: Todd Kahn

Re:	Project:	501 West 30th Street, New York, New York
Hudson Yards – South Office Tower (Tower C)

Ladies and Gentlemen:

The undersigned (“Architect”) entered into a Proposal for Interior Design Services with [Coach, Inc. (“Coach”)] dated as of [_______], (as may be amended from time to time, collectively, the “Architect Agreement”), with respect to the design and development by Legacy Yards Tenant LLC (“Owner”) and the Coach Member of the building commonly referred to as the South Office Tower (Tower C) and certain other related improvements (collectively, the “Improvements”) on the property located at the northwest corner of West 30th Street and 10th Avenue and known as Parcel C of the Eastern Rail Yard Section of John D. Caemmerer West Side Yard (the “Project”). Architect has been engaged by the Coach Member to act as the provider of certain architectural services in connection with the Project. Capitalized terms not defined herein shall have the meanings ascribed to them in that certain Development Agreement dated as of April __, 2013 between ERY Developer LLC and Coach Legacy Yards LLC.

Exhibit N-3 – Page 1

In connection with the Project and in accordance with the terms of the Architect Agreement, Architect hereby certifies to the Coach Member that, in the Architect’s professional opinion, based on (i) Architect’s performance of its services under the Architect Agreement; (ii) as to matters outside the services of the Architect, based on and limited to written representation of others (including but not limited to the main contractor, various subcontractors, and engineers and other consultants retained directly by Owner); and (iii) based upon all necessary information and certifications by others (which universe of information and certifications must be mutually agreed upon by Owner and Architect) supporting the below statements which must be supplied to Architect before Architect can provide this Certification, and further, based on the foregoing and upon the Architect’s knowledge, information and belief, the construction of the Developer Work designed by Architect is sufficiently complete in accordance with the Plans (as defined herein) so that the Owner can occupy or utilize the Developer Work designed by Architect for its intended use as specified below (“substantially complete”) and the date of such substantial completion for such Work is the date hereof. For all matters outside the scope of Architect’s services, all certifications below are merely certifying that the Architect received information from the relevant parties confirming the information set forth below.

6.     The Developer Work is in substantial conformance with the plans and specifications identified in [Exhibit A attached hereto (the “Plans”)] [this exhibit should list all of the plans prepared by Studios], other than the completion of the Developer Work set forth on the punch lists prepared by Architect and others.

7.     As of the date hereof, the Developer Work is substantially completed in accordance with the Plans and in accordance with applicable Laws, other than the completion of the Developer Work set forth on the punch lists prepared by Architect and others.

8.    The interior enclosing wall of Tower C and the Coach Atrium is substantially complete, other than the completion of the Developer Work set forth on the punch lists prepared by Architect and others.

9.    The elevator cab interiors of all Coach Elevators have been substantially completed.

Notwithstanding anything to the contrary herein or otherwise, nothing contained in this Certificate, including but not limited to the capitalized terms not defined herein and the definitions thereof, shall increase Architect’s duties or obligations or decrease Architect’s rights under the Architect Agreement or with regard to the Plans, the Project, or otherwise. Furthermore, without limiting the foregoing, any and all liability of Architect under this Certificate shall be subject to the same limitations of liability contained in the Architect Agreement. This certification is not a representation as to the performance of any of the systems or construction components contained in the Developer Work, and no opinions are expressed regarding the quality or completeness of the designs or work provided by any entity other than the Architect.

Exhibit N-3 – Page 2

Very truly yours,

Studios Architecture

By:
Name:
Title:

Exhibit N-3 – Page 3

EXHIBIT A

PLANS

Exhibit N-3 – Page 4

Exhibit O

Coach TI Items

Exhibit O

Hudson Yards
South Office Tower
Coach Tenant Allowance Items

4/5/13

HARD COSTS

Metal Wall Cap	19,928
East Lobby	**19,928**
V1 - Street Level BOH Elevator Lobby Buildout Allowance - Coach	27,678
Gyp Bd Ceiling Light Cove (LF)	5,791
Gyp Bd Soffit/Bulkhead (SF)	31,341
CO-ST1 White Marble Honed - Floor	83,893
CO-ST3 Bush Hammered Marble - Wall	321,676
CO-MT 1 Beaded Waxed Bronze	227,091
Elevator Lobby	**697,470**
S40 - Added Steel at Coach Conference Room Slab Grid C11/CA	73,275
S8 - Add Support for Double Height Coach Conference Room	117,728
Sheet Metal Cladding at Post - Coach	119,499
CO-TZ 1 Terrazzo Flooring	89,676
Solid Wood and Metal Screen Ceiling/Walls - Coach	224,209
Atrium Interior Buildout Items	**624,387**
Acrylic Panel at Restroom Light Fixture	95,017
Bath Mirror Large	31,885
Bathroom Vanity - Coach	73,144
Coat Hooks	1,931
CT @ floors/walls/base	597,794
Grab Bars	6,643
Marble Thresholds	4,365
Paint Ceilings/Walls Toilet Rooms	9,358
Paper Towel Dispenser - Recessed Behind Mirror	39,856
Sink auto shut off fitting	46,662
Soap Dispensers	84,038
Solid Surface Waste Receptacle Enclosure - Under Counter Mount	47,508
Stainless Steel Floor Set	159,424
Toilet / Batt Flushometer / Carrier	41,763
Toilet Paper Holder	5,722
Towel Dispensers	12,356
Urinal Screen Stainless Steel Wall Mount	39,856
Urinals / Batt Flushometer / Carrier	31,951
Waterproofing Bathroom	32,398
Men's Toilet Room	**1,361,672**
Acrylic Panel at Restroom Light Fixture	95,017
Bath Mirror Large	31,885
Bathroom Vanity - Coach	73,144
Coat Hooks	3,379
CT @ floors/walls/base	420,582
Grab Bars	11,625
Marble Thresholds	4,365
Paint Ceilings/Walls Toilet Rooms	9,642
Paper Towel Dispenser - Recessed Behind Mirror	39,856
Sanitary Napkin Disposal	11,532
Sink auto shut off fitting	46,662
Soap Dispensers	84,038
Solid Surface Waste Receptacle Enclosure - Under Counter Mount	47,508
Stainless Steel Floor Set	278,993
Toilet / Batt Flushometer / Carrier	73,086
Toilet Paper Holder	10,013
Towel Dispensers	12,356
Waterproofing Bathroom	33,382
Women's Toilet Rooms	**1,287,065**

1 / 3

Hudson Yards
South Office Tower
Coach Tenant Allowance Items

4/5/13

Wall Hung Water Cooler	
Water Cooler in Janitor's Closet	68,468
	68,468
Access Flooring Sub	
Raised Floor in Air Column Locations	426,849
	426,849
S19 - Skylight Support for Coach Plaza Entry	46,630
Reception Desk - Coach Lobby	55,356
CO-WD1 High Gloss Polyester Panels	254,913
Gyp Bd Ceiling Bulkhead (SF)	164,739
Gyp Bd Ceiling Light Cove (LF)	28,342
Gyp Bd Soffit/Bulkhead (SF)	55,356
CO-ST1 White Marble Honed - Floor	734,061
CO-ST2 White Marble Polished - Wall	720,687
CO-ST3 Bush Hammered Marble - Wall	321,676
1/4" Continuous Metal Trim at Stone / Wood Panels - Coach	696,331
CO-MT 1 Beaded Waxed Bronze	227,091
Folded Feature Wall Allowance - Coach Lobby	509,051
Recessed Floor Mat Frames	78,915
Paint Ceilings	223,194
Scaffold Dance Floor - Coach Lobby	112,829
Coach Lobby	**4,229,171**
CO-MT4 Painted White Metal at Stair Opening and Stringers	1,789,274
CO-P1 - Polished Plaster at Stair Opening Fascia and Underside of Stair	200,177
CO-TZ1 - Precast Terrazzo Stair Landing, Tread and Riser	162,585
CO-WD2 - Solid Walnut Landing & Tread Inlay	141,666
Atrium Stair Finishes	**2,293,703**
Pedestal Pavers - Terraces	187,613
WT - 15 Terrace Store Front Coach Premium ILO WT 02	236,408
Terrace Pavers & Storefront Upgrade	**424,021**
Elevator Cab Allowance	538,879
Elevator Cab Finish Allowance	**538,879**
Radiant Fin Tube at Coach Floors	654,474
Radiant Fin Tube	**654,474**
Trade Subtotal	**12,626,087**
General Conditions	1,072,992
Subtotal	13,699,079
Subcontractor Bonds	105,303
GC OCIP Differing Conditions	18,014
Contractor Fee	260,234
Total Base Building Hard Costs	**14,082,629**
Executive CM Fee	147,868
Executive CM General Conditions	209,338
Other Hard Costs	**357,206**

2/3

Hudson Yards
South Office Tower
Coach Tenant Allowance Items

4/5/13

Accepted VE Items		
Edge of Slab 1/2" Plate for Handrail	(204,660)	
Soap Dispensers	(141,076)	
CO-MT 1 Beaded Waxed Bronze	(293,933)	
1/4" Continuous Metal Trim at Stone Panels - Coach	(181,415)	
Paint Ceilings	(195,194)	
Accepted VE Items	(1,016,278)	
Add Hoist (Adjusted Timeframe, Incl. Platform)	1,531,123	
Coach Tenant Allowance Items Changes	514,845	514,845
Executive CM Hard Costs Contingency		-
Hard Costs Contingency		**514,845**
Preconstruction Services		**44,531**
PILOST (Sales Tax)		313,018
OCIP		1,018,048
Commercial Rent Tax on PILOST		12,201
Owner Construction		**1,343,266**
Tenant A&E Studies Allowance		2,185,000
Coach Mock Ups		135,000
Builder's Risk & Other Insurance		281,195
Overhead		750,000
Coach Tenant Allowance Items Contingency		226,225
Soft Costs		**3,577,420**
TOTAL COACH TENANT ALLOWANCE ITEMS		**19,919,898**
$/RSF	**737,774**	**27.00**

3 / 3

Exhibit P

Form of Payment and Performance Bond

Exhibit P

FORM OF PERFORMANCE AND PAYMENT BOND

PERFORMANCE BOND

Bond No: _________ ______________________

CONTRACTOR/PRINCIPAL:	SURETY:

Name:	Name:
Address:	Address:

OBLIGEE:	CONSTRUCTION CONTRACT/PROJECT:

Name: Hudson Yards Construction LLC	Name: Hudson Yards - Tower C and Terra Firma
Address: c/o The Related Companies, L.P.	Address: 501 West 30th Street
60 Columbus Circle	New York, New York 10001
New York, New York 10023

BOND

Date

Amount

1.	The Contractor and Surety, jointly and severally, bind themselves, their heirs, executors, administrators, successors and assigns to the Obligee for the performance of the Construction Contract, which is incorporated herein by reference.

2.	If the Contractor performs the Construction Contract, the Surety and the Contractor shall have no obligation under this Bond.

3.	The Surety's obligation under this Bond shall arise after

(i)	the Obligee declares the Contractor in Default, terminates the Construction Contract and notifies the Surety of such Default and termination; and

(ii)	the Obligee has agreed to pay the Balance of the Contract Price in accordance with the terms of the Construction Contract to the Surety or to a contractor selected by the Surety to perform the Construction Contract.

4.	Within ten (10) days after the Obligee has satisfied the conditions of Section 3, the Surety shall, at its sole cost and expense, take one of the following actions:

(i)	arrange for the Contractor, with the consent of the Obligee, to perform and complete the Construction Contract;

(ii)	undertake to perform and complete the Construction Contract itself, through its agents or independent contractors;

(iii)	obtain bids or negotiated proposals from qualified contractors acceptable to the Obligee for a contract for performance and completion of the Construction Contract, arrange for a contract to be prepared for execution by the Obligee and a contractor selected with the Obligee's concurrence, to be secured with performance and payment bonds executed by a qualified surety equivalent to the bonds issued on the Construction Contract, and pay to the Obligee the amount of damages as described in Section 6 in excess of the Balance of the Contract Price incurred by the Obligee as a result of the Contractor Default; or

(iv)	waive its right to perform and complete, arrange for completion, or obtain a new contractor and with reasonable promptness under the circumstances:

a)	after investigation, determine the amount for which it may be liable to the Obligee and, as soon as practicable after the amount is determined, make payment to the Obligee; or

b)	deny liability in whole or in part and notify the Obligee, citing the reasons for denial.

5.	If the Surety does not proceed as provided in Section 4, the Surety shall be deemed to be in default on this Bond seven (7) days after receipt of an additional written notice from the Obligee to the Surety demanding that the Surety perform its obligations under this Bond, and the Obligee shall be entitled to enforce any remedy available to the Obligee. If the Surety proceeds as provided in Section 4(iv), and the Obligee refuses the payment or the Surety has denied liability, in whole or in part, without further notice the Obligee shall be entitled to enforce any remedy available to the Obligee.

6.	If the Surety elects to act under Sections 4(i), 4(ii) or 4(iii), then the responsibilities of the Surety to the Obligee shall not be greater than those of the Contractor under the Construction Contract, and the responsibilities of the Obligee to the surety shall not be greater than those of the Obligee under the Construction Contract. Subject to the commitment by the Obligee to pay the Balance of the Contract Price, the Surety is obligated, without duplication, for

(i)	the responsibilities of the Contractor for correction of defective work and completion of the Construction Contract;

(ii)	additional legal, design professional and delay costs resulting from the Contractor's Default, and resulting from the actions or failure to act of the Surety under Section 4; and

(iii)	liquidated damages, or if no liquidated damages are specified in the Construction Contract, actual damages caused by delayed performance or non-performance of the Contractor.

7.	If the Surety elects to act under Section 4(i), 4(ii) or 4(iii), the Surety's liability is limited to the amount of this Bond.

8.	The Surety shall not be liable to the Obligee or others for obligations of the Contractor that are unrelated to the Construction Contract, and the Balance of the Contract Price shall not be reduced or set off on account of any such unrelated obligations. No right of action shall accrue on this Bond to any person or entity other than the Obligee or its heirs, executors, administrators, successors and assigns.

9.	The Surety hereby waives notice of any change, including changes of time, to the Construction Contract or to related subcontracts, purchase orders and other obligations. The Surety agrees that no change, extension of time, alteration, addition, omission or other modification of the Construction Contract, the Contract Documents or the Work to be performed, shall in any way affect its obligation under this Bond.

10.	Any proceeding, legal or equitable, under this Bond may be instituted in any court of competent jurisdiction in the location in which the work or part of the work is located and shall be instituted within two years after a declaration of Contractor Default or within two years after the Contractor ceased working or within two years after the Surety refuses or fails to perform its obligations under this Bond, whichever occurs first.

11.	Notice to the Surety, the Obligee or the Contractor shall be mailed or delivered to the address shown on the first page of this Bond.

12.	Definitions:

(i)	Balance of the Contract Price: The total amount payable by the Obligee to the Contractor under the Construction Contract after all proper adjustments have been made, including allowance to the Contractor of any amounts received or to be received by the Obligee in settlement of insurance or other claims for damages to which the Contractor is entitled, reduced by all valid and proper payments made to or on behalf of the Contractor under the Construction Contract.

(ii)	Construction Contract: The agreement between the Obligee and Contractor identified on the cover page, including all Contract Documents and changes made to the agreement and the Contract Documents.

(iii)	Contractor Default. Failure of the Contractor, which has not been remedied or waived, to perform or otherwise to comply with a material term of the Construction Contract.

(iv)	Contract Documents. All the documents that comprise the agreement between the Obligee and Contractor.

13.	If this Bond is issued for an agreement between a Contractor and Subcontractor, the term Contractor in this Bond shall be deemed to be Subcontractor and the term Owner shall be deemed to be Contractor.

CONTRACTOR/PRINCIPAL	SURETY

Name	Name

Signature	Signature

Name and Title	Name and Title

RIDER TO PERFORMANCE BOND ADDING ADDITIONAL OBLIGEE

Rider to be attached to and form a part of Bond Number_____________ , dated the        day of ____________ , 20         , executed by ______________________________ (the "Surety") on behalf of_____________________________ (the "Principal") in favor of HUDSON YARDS CONSTRUCTION LLC (the "Obligee"),

WHEREAS, the Principal has by written agreement dated ______________________, 20 entered into a contract (the "Construction Contract") with the Obligee for ___________________________________________ ; and

WHEREAS, upon the request of the Principal and Obligee the attached bond is hereby amended to add LEGACY YARDS TENANT LLC, LEGACY YARDS LLC, COACH LEGACY YARDS LLC, STARWOOD PROPERTY MORTGAGE, L.L.C., COACH LEGACY YARDS LENDER LLC, METROPOLITAN TRANSPORTATION AUTHORITY and THE LONG ISLAND RAIL ROAD COMPANY, and their respective successors and assigns as additional Obligees,

In no event shall the aggregate liability of the Surety to either or to both Obligees exceed the penal sum of the attached bond, nor shall the Surety be liable except for a single payment for each single breach or default. At the Surety's election, any payment due to either Obligee may be made by its check issued jointly both.

This change is effective this_____ day of _______________

The attached bond shall be subject to all of its terms, conditions and limitations except as herein modified.

DATED as of this_____ day of March, 2013.

CONTRACTOR/PRINCIPAL:	SURETY:

Name	Name

Signature	Signature

Name and Title	Name and Title

PAYMENT BOND

Bond No:________________________

CONTRACTOR/PRINCIPAL:	SURETY:

Name:	Name:
Address:	Address:

OBLIGEE:	CONSTRUCTION CONTRACT/PROJECT:

Name: Hudson Yards Construction LLC	Name: Hudson Yards — Tower C and Terra
Address: c/o The Related Companies,	Firma Address: 501 West 30th Street
L.P. 60 Columbus Circle	New York, New York 10001
New York, New York 10023

BOND

Date

Amount

1.	The Contractor and Surety, jointly and severally, bind themselves, their heirs, executors, administrators, successors and assigns to the Obligee for the payment of the above sum well and truly to be made.

2.	The Contractor has entered into a written Construction Contract with the Obligee, which is incorporated herein by reference.

3.	The condition of this Bond is such that, if the Contractor shall promptly pay all persons having just claims for (a) labor, materials, services, insurance, supplies, machinery, equipment, rentals, fuels, oils, implements, tools and/or appliances and any other items of whatever nature, furnished for, used or consumed in the prosecution of the work called for by said contract and any and all modifications thereof, whether lienable or nonlienable and whether or not permanently incorporated in said work; (b) pension, welfare, vacation and/or other supplemental employee benefit contributions payable under collective bargaining agreements with respect to persons employed upon said work; and (c) federal, state and local taxes and/or contributions required by law to be withheld and/or paid with respect to the employment of persons upon said work, then this obligation shall be null and void; otherwise it shall remain in full force and effect.

4.	The Surety hereby waives notice of any change, including changes of time, to the Construction Contract or to related subcontracts, purchase orders and other obligations. The Surety agrees that no change, extension of time, alteration, addition, omission or other modification of the Construction Contract, the Contract Documents or the Work to be performed, shall in any way affect its obligation under this Bond.

5.	The Contractor and the Surety agree that this Bond shall inure to the benefit of all persons supplying labor and material in the prosecution of the work provided for in the Construction Contract, as well as to the Obligee, and that such persons may maintain independent actions upon this Bond in their own names.

6.	Any proceeding, legal or equitable, under this Bond may be instituted in any court of competent jurisdiction in the location in which the work or part of the work is located.

7.	Notice to the Surety, the Obligee or the Contractor shall be mailed or delivered to the address shown on the first page of this Bond.

8.	Definitions:

(i)	Construction Contract: The agreement between the Obligee and Contractor identified on the cover page, including all Contract Documents and changes made to the agreement and the Contract Documents.

(ii)	Contract Documents. All the documents that comprise the agreement between the Obligee and Contractor.

9.	If this Bond is issued for an agreement between a Contractor and Subcontractor, the term Contractor in this Bond shall be deemed to be Subcontractor and the term Owner shall be deemed to be Contractor.

CONTRACTOR/PRINCIPAL	SURETY

Name	Name

Signature	Signature

Name and Title	Name and Title

RIDER TO PAYMENT BOND ADDING ADDITIONAL OBLIGEE

Rider to be attached to and form a part of Bond Number____________ , dated      the day of ____________ , 20____ , executed by (the "Surety") on behalf of_________________________________________ (the "Principal") in favor of HUDSON YARDS CONSTRUCTION LLC (the "Obligee"),

WHEREAS, the Principal has by written agreement dated, 20 , entered into a contract (the "Construction Contract") with the Obligee for ___________________________________________ ; and

WHEREAS, upon the request of the Principal and Obligee the attached bond is hereby amended to add LEGACY YARDS TENANT LLC, LEGACY YARDS LLC, COACH LEGACY YARDS LLC, STARWOOD PROPERTY MORTGAGE, L.L.C., COACH LEGACY YARDS LENDER LLC, METROPOLITAN TRANSPORTATION AUTHORITY and THE LONG ISLAND RAIL ROAD COMPANY, and their respective successors and assigns as additional Obligees,

In no event shall the aggregate liability of the Surety to either or to both Obligees exceed the penal sum of the attached bond, nor shall the Surety be liable except for a single payment for each single breach or default. At the Surety's election, any payment due to either Obligee may be made by its check issued jointly both.

This change is effective this_____ day of  ________________

The attached bond shall be subject to all of its terms, conditions and limitations except as herein modified.

DATED as of this____ day of March, 2013.

CONTRACTOR/PRINCIPAL	SURETY

Name	Name

Signature	Signature

Name and Title	Name and Title

Exhibit Q

Form of Owner Scope Change Request Form

Exhibit Q

Legacy Yards Tenant LLC

Owner Scope Change Request - Coach Request

Date: 3/12/2013 **OSCR #** **SAMPLE**

Legacy Yards Tenant LLC
C/O Hudson Yards Construction
511 West 33rd Street
New York, New York 10001

Attention: Ron Wackrow

Dear Mr. Wackrow:

Pursuant to Section 3.06 of the Development Agreement, the Coach Member requests the following change:

Description of Change: SAMPLE CHANGE

Submitted by:

____

Coach
Title: ______________________

Direct Construction Cost of Change (Detail Attached)	$	100,000
Design Consulting Services (Detail Attached)		15,000
Bond Total – (1.2%)		1,200
Subtotal		116,200
Cost of OCIP Insurance – (6.8% of Construction & Bond Only)		6,882
Construction Manager Fee – (2.75% of Construction, Bond & OCIP)		2,972
General Conditions (ECM and GC) – (5%)		5,810
Sales Tax - (Estimate to be adjusted to actual, 8.875% of construction materials)		2,663
Contingency – (10%)		11,620
Subtotal – ECM Cost		146,147
Additional Development Fee (3% of Hard Costs) [1][2]		-
Additional Overhead Costs (Estimate at 3% to be adjusted to actual)		4,384
Total Cost of Change	$	150,531

(2) In this sample, the threshold for additional development fee has not been reached. Had the Total Coach Change Cost for all Coach Change Orders equaled or exceeded $5,000,000, the development fee in this example would be $3,934.

1 of 4

OSCR # SAMPLE (Continued)

The preceding change will add 2 days to the Project Schedule.

Developer Approval and Submission of Change:

____

By:
Ron Wackrow

Coach Member Approval:
The Coach Member acknowledges the preceding estimate as an increase to the Coach Development Cost and the additional time (if noted) as an addition to the Project Schedule.

Acknowledged and Accepted:

____

Coach Member, by:

____

Title:______________________

2 of 4

Legacy Yards Tenant LLC

Owner Scope Change Request - Developer Request

Date: 3/12/2013 **OSCR #** **SAMPLE**

Attention: Mitchell L. Feinberg

Dear Mr. Feinberg:

Pursuant to Section 3.07 of the Development Agreement, the Developer requests the following change:

Description of Change: SAMPLE CHANGE

Submitted by:

____
ERY Developer LLC
Title: ________________________

Direct Construction Cost of Change (Detail Attached)	$	100,000
Design Consulting Services (Detail Attached)		15,000
Bond Total – (1.2%)		1,200
Subtotal		116,200
Cost of OCIP Insurance – (6.8% of Construction & Bond Only)		6,882
Construction Manager Fee – (2.75% of Construction, Bond & OCIP)		2,972
General Conditions (ECM and GC) – (5%)		5,810
Sales Tax - (Estimate to be adjusted to actual, 8.875% of construction materials)		2,663
Contingency – (10%)		11,620
Subtotal – ECM Cost		146,147
Additional Developer Fee [1]		-
Developer Overhead (Estimate at 3% to be adjusted to actual)[2]		4,384
Total Cost of Change	$	150,531

(1) Coach Developer Fee is a fixed price per Coach RSF. Change orders requested by Developer will not adjust the Coach Developer Fee.

(2) Developer Overhead for change orders requested by Developer is subject to the Coach Overhead Cap.

3 of 4

OSCR # SAMPLE (Continued)

The preceding change will add 2 days to the Project Schedule.

Developer Approval and Submission of Change:

____

By:
Ron Wackrow

Coach Member Approval:
The Coach Member acknowledges the preceding estimate as an increase to the Coach Development Cost and the additional time (if noted) as an addition to the Project Schedule.

Acknowledged and Accepted:

____

Coach Member, by:

____

Title:______________________

4 of 4

Exhibit R

Awarded Trade Contracts

1.	Almar Plumbing & Heating Corp.

2.	ADCO Electrical Corporation.

3.	Eagle One Roofing Contractors Inc.

4.	Enclos Corp.

5.	FCV Sewer & Water, Inc.

6.	GZA GeoEnvironmental Inc.

7.	KSW Mechanical Services, Inc.

8.	New York Concrete Corporation.

9.	Rael Automatic Sprinkler Co., Inc.

10.	Schindler Elevator Corporation.

11.	Tectonic Engineering & Surveying Consultants, P.C.

12.	Tishman Construction Corporation of New York.

13.	W & W Glass, LLC.

Exhibit R

Exhibit S-1

INSURANCE COVERAGE

(A)	Developer shall purchase and maintain the following insurance during the pendency of the Project and any additional period as may be required elsewhere in the Development Agreement (“Agreement”). All insurance coverage required hereunder shall be issued in amounts required by law but in no event less than those specified below and shall be issued by insurance companies having an A.M. Best Financial Strength Rating of “A-“ or better and a Size Category of “VII” or greater. No work shall be commenced under this Agreement until Developer, Executive Construction Manager, and the Construction Manager shall have obtained all of the following insurance and the Coach Member shall have approved of same:

i.	Statutory Worker’s Compensation and Employers Liability in accordance with the laws of the State of New York as well as any applicable Federal law (e.g. U.S. Longshore and Harbor Workers) and including coverage for “other states” as set forth in Part Three of the Workers Compensation and Employers Liability Insurance Policy. Limits shall be as follows:

Employers Liability:
$1,000,000 Bodily Injury by Accident
$1,000,000 Bodily Injury by Disease
$1,000,000 Policy Limit for Bodily Injury by Disease

ii.	Commercial General Liability insurance on an occurrence form in a minimum amount of Two Hundred Million Dollars ($200,000,000) combined single limit per occurrence, and in the aggregate including a contractual liability endorsement. Such policy or policies shall include coverage for bodily injury, including wrongful death, property damage liability, personal injury, advertising liability, premises/operations, products/completed operations, broad form property damage, elevator liability (including coverage for escalators), and such other coverages as the Coach Member may require. Commercial General Liability Insurance shall include Products and Completed operations extended reporting period for the lesser of ten (10) years.

iii.	Excess Liability Insurance may be provided on an Each Occurrence and Combined Single Limit excess of Commercial General Liability and Employer’s Liability.

(B)	If the Liability policies above do not contain the standard ISO separation of insureds provision, or an equivalent clause, such polices shall be endorsed to provide cross-liability coverage.

Exhibit S-1 – Page 1

(C)	Coverage under Section A shall be extended to include the interest of the Coach Member and Coach Guarantor as an additional insured for both ongoing and completed operations. Certificates of Insurance evidencing Liability coverage under which the Coach Member and Coach Guarantor is required to be named as an Additional Insured must state that the Coach Member, Coach Guarantor and its respective officers, employees and agents are included as Additional Insureds on a primary and non-contributory basis with respect to any other insurance or self-insurance programs afforded to, or maintained by the Coach Member. The certificate of insurance must specify the policies under which such Additional Insured status has been granted and a copy of the Additional Insured Endorsement(s) or Policy Provision(s) that grant(s) the required Additional Insured status must be attached to the certificate. Policies shall contain a provision whereby the coverage may not renewed, cancelled or materially changed without at least sixty (60) days written notice to the Coach Member. Limits under said policies shall reinstate annually during the period of construction.

(D)	Developer or Executive Construction Manager and the Coach Member agree that with respect to any hazard, liability, casualty or other loss or claim which is covered by insurance then being carried by either Coach Member or Developer or Executive Construction Manager, (a) the party carrying such insurance and suffering such loss releases the other party of and from any and all claims with respect to such loss to the extent of the insurance proceeds paid with respect thereto and specifically excepting from such release any deductible required to be paid therewith; and (b) their respective insurance companies shall have no right of subrogation against the other or their respective agents, sub-contractors, employees, licensees or invitees on account thereof. Developer or Executive Construction Manager’s insurance policies will also be specifically endorsed to waive, to the extent possible without invalidating or making it impossible for Developer or Executive Construction Manager to obtain insurance, all rights of subrogation against the Coach Member.

(E)	A “Wrap-up” Liability policy wherein the Developer shall maintain the insurance specified in Section 7.02(b) for all on site activities until final project completion at Developer’s cost and expense. The “Wrap-Up” will be for the benefit of the Developer, Executive Construction Manager, Construction Manager and all eligible contractors and subcontractors that are enrolled in the “Wrap-Up” program. The polices shall name the Coach Member and Coach Guarantor as named insured for all policies issued for the project. The “Wrap-Up” shall be limited to activities that are performed on the project site and will be implemented prior to the commencement of construction activity.

(F)	Builders’ Risk insurance shall be purchased by the Developer or the Construction Manager for the entire work on a completed value form, on a non-reporting basis. Insurance shall be written on an “all risks” basis in an amount equal to 100% of the Full Replacement Cost. The insurance shall be written to cover all risks of physical loss, including terrorism, except those specifically excluded in the policy. Coverage shall be extended to include as named insureds the Coach Member, Coach Guarantor, the Developer and all contractors and subcontractors that are performing work on the project.

Exhibit S-1 – Page 2

(G)	Automobile liability insurance (including coverage of owned, non-owned, and hired vehicles) providing insurance against liability for personal injury, including death resulting there from, and for damage to property, with limits of liability not less than Five Million Dollars ($5,000,000) per occurrence and Five Million Dollars ($5,000,000) aggregate.

(H)	Railroad Protective Liability insurance, as required by local transit authority, with limits of liability of not less than Two Million Dollars ($2,000,000) per claim and Six Million Dollars ($6,000,000) aggregate; provided, however, that if the insurance required by this shall be obtained through the Developer’s “Wrap-Up’ Liability insurance or Contractor Provided insurance with the contractual exclusion for work done within fifty (50) feet of a railroad, light rail, subway or similar tracked conveyance deleted, the requirements of this Section shall be deemed satisfied.

(I)	Professional Liability insurance with limits of at least $5,000,000 per claim and in the aggregate with respect to claims made against the Developer or such consultants or professionals employed by the developer for negligent acts, errors, or omissions attributable to Developer or such consultants or professionals in the performance of work hereunder. This coverage shall be maintained in effect for not less than the statute of repose period after the period of substantial completion.

(J)	Contractor’s Pollution Liability (for Contractors involved with services or activities involving potential Environmental Risks) or Asbestos/Lead Abatement Liability (for Contractors engaged in asbestos/lead abatement activities).

Bodily Injury and Property Damage Limit:	$10,000,000 each occurrence
Products/Completed Operations Limit:	$10,000,000 annual aggregate
Personal Injury & Advertising Injury Limit:	$10,000,000 each person
General Aggregate:	$10,000,000 per project
Per Project	$10,000,000

Exhibit S-1 – Page 3

If protection is not afforded under the Commercial General Liability Coverage, (and the work performed or services provided involve potential Environmental Risks) this insurance shall be maintained on an occurrence basis unless otherwise agreed by the Coach Member and shall be maintained for a period of not less than the Statute of Repose or Statute of Limitations whichever is greater after the date of substantial completion after final acceptance of the work. No endorsement or modification of this policy limiting the scope of coverage for Contractual Liability, Products/Completed Operations, explosion, collapse and underground hazards, or Personal Injury shall be permitted. In addition, no pollution, asbestos, lead or similar exclusions or limitations that would, in any way, limit or restrict coverage for the contractor’s abatement or other environmental services or activities shall be permitted. Also, no designated Premises/Operations limitation shall be permitted. Asbestos/Lead Abatement Liability policies shall provide bodily injury coverage for “exposure” to asbestos/lead and shall be modified so that the “impaired property” exclusion does not apply to property that has been “contaminated” by asbestos/lead.

Exhibit S-1 – Page 4

Exhibit S-2

Named Insureds and Additional Insureds

ERY Tenant LLC	WRY Tenant LLC
ERY Developer LLC	Legacy Yards LLC
Legacy Yards Tenant LLC	Legacy Yards Mezzanine LLC
Coach, Inc.	Coach Legacy Yards LLC
WRY Developer LLC	Hudson Yards Gen-Par, LLC
Related Hudson Yards, LLC	Oxford Hudson Yards LLC
Oxford Podium Fund Investor LLC	The Related Companies, L.P.
The Related Companies, Inc.	The Related Realty Group, Inc.
Podium Fund MM LLC	Podium Fund Investments LLC
Podium Fund REIT LLC	Podium Fund Tower C SPV LLC
Podium Fund Capital LLC	Podium Fund Tower C Corp.
OMERS Administration Corporation	OP Olympic Capital Corp (US), Inc.
OP USA Debt Holdings Limited Partnership	OP USA Debt GP Inc.
Kuwait Investment Authority	HY Acquisition Company LLC
Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A. (NY Trust comprised of pension fund investors)	Metropolitan Transportation Authority
Triborough Bridge and Tunnel Authority	The Long Island Rail Road Company
National Railroad Passenger Corp. (Amtrak)	New Jersey Transit Rail Operations, Inc./New Jersey Transit Corporation
Consolidated Rail Corporation	CSX Transportation Inc.
Hudson Yards Development Corporation	Hudson Yards Infrastructure Corporation
Hudson Yards Construction LLC	The City of New York, together with its officials and employees
The State of New York	The Department of Environmental Protection
Tutor Perini Building Corp.	Tutor Perini Corporation
Tishman Construction Corporation of New York	Tishman Construction Corporation
New York City Industrial Development Agency, a New York public benefit corporation	Coach Legacy Yards Lender LLC
Starwood Property Mortgage, L.L.C.	Podium-K Investors LLC

Exhibit S-2

Exhibit T

Preliminary Schedule for Coach Finish Work

Exhibit T

Preliminary Schedule for Coach Finish Work

3/29/2013

Note:
Current schedule based on delivery at Major Milestone Target Dates.

Schedule will be adjusted by Coach to reflect start of Coach Finish Work construction at Major Milestone Outside Dates, including the grace period for delivery at each Milestone with no penalties or acceleration charges for mitigation due from Developer, as described in the Development Agreement.

Exhibit U

LEED Certification Requirements

Exhibit U

LEED Tenant Measures

Related, Oxford and Coach are partners in developing a healthy and high performance building with the collective goal of achieving LEED CS v2009 Gold certification for the base building and LEED CI v2009 Gold or Platinum certification for Coach's space. The joint venture partners intend for the building to be New York City's most energy efficient Class A office building.

ENERGY

LEED includes tenant fit out specifications in the quantification of whole building energy performance for LEED CSv2009. As such, Coach shall comply and document compliance with the following specifications or advise Developer at the earliest possible occasion that the specifications will not be met. Developer is committed to working with Coach to minimize or eliminate all first cost premium associated with these measures.

Lighting

1. Lighting power density (LPD)
    - At least 15% lower LPD (connected load) than ASHRAE/IESNA Std 90.1-2007 limits, as calculated using the space-by-space method and excluding decorative lighting. Decorative lighting shall be controlled independently and designed not to exceed ASHRAE/IESNA Std 90.1-2007 limits.
2. Occupancy and vacancy sensors
    - Vacancy sensors in rooms less than 250 sqft as per Local Law 48.
    - Occupancy sensors in all other rooms and throughout open plan layouts.
    - During regular working hours, lighting in the open plan layouts shall be controlled by a lighting control processor with time based astronomical operation or by occupancy sensors,. Zones should be set up in accordance with code minimums, and it's permissible for the controls to require all adjacent zones to be unoccupied prior to establishing an "off" condition.
    - After hours, lighting in the open plan layouts shall be controlled by zone and the above occupancy sensor configuration. Lighting in unoccupied areas shall be shut off, with the exception of lighting required by code and a "night light" level of lighting (typically 1% to 5% of output) that may be desirable in certain areas.
3. Daylight dimming for perimeter spaces
    - Continuous, automated daylight dimming for the first 15 ft from the perimeter in all spaces with fenestration, with the exception of conference rooms that have multi-scene control.

4. Light dimming in occupied space
   - Coach will consider dimmable lighting in regularly occupied space with addressable ballasts.

5. Lighting Management
   - Lighting control panels shall be capable of linking to central BMS for central control.
   - Lighting controls shall be reconfigured for convenience and operability when space is reconfigured.

6. Commissioning
   - All lighting controls shall be commissioned and documented as operating in accordance with Coach's requirements.

Fans

1. Fan-powered VAV boxes, where provided, shall have electronically commutated motors.

Computers printers, other office equipment and appliances

1. EnergyStar for 75% of the equipment. *A commitment from Coach to purchase EnergyStar-qualified equipment moving forward, wherever available, is satisfactory.*

WATER

Fixture flow rates

Base building installed fixtures shall have the following flow rates, unless Coach specifies lower flow rates.

1. Water closet: 1.28 gpf or dual flush
2. Urinals: 0.125 gpf
3. Lavatory: 0.5 gpm w/ hands free autosensor
4. Pantry faucet: 1.7 gpm
5. Showers: 1.75 gpm

Irrigation

Any irrigation system installed on tenant terraces shall connect to the building's storm water collection system.

HEAT ISLAND REDUCTION

Rooftop paving

Coach shall coordinate with Developer in selecting the surfacing of their terrace and roof surfacing, as the building as a whole must achieve LEED SSc7.2. The terraces must have an SRI of at least 26, with higher being better, but should not exceed 50 to avoid reflected glare.

Exhibit V

Preliminary Site Logistics Plan

Exhibit V

Tenant Standards For Fit-Out Work During Base Building Construction

South Office Tower (Tower C) at Hudson Yards

March 7, 2013

Contractor Requirements

1. Any contractor performing fit-out work for occupants of the Building ("Fit-Out Contractor") shall cooperate and coordinate with the Base Building Executive Construction Manager ("ECM"), Base Building General Contractor ("GC"), Base Building Trade Contractors ("Trade Contractors") and their sub-contractors of all tiers.
2. The Fit-Out Contractor will only access areas of the site and project they are cleared to access and are required to complete their work. Access to other areas requires the approval of the GC.
3. The Fit-Out Contractor will sequence, or change the sequencing of their work to coordinate with the work of the GC and Trade Contractors within a reasonable amount of occurrences. Coordination of Fit-Out Contractor and GC sequencing will be part of regular ongoing coordination meetings.
4. The project's hours of operation ("Hours of Operation") are from 7:00 AM to 6:00 PM, Mondays through Fridays excluding holidays and 9:00 AM to 5:00 PM on Saturdays, as determined and at the discretion of General Contractor.
5. In areas of the Building that have not received a Temporary Certificate of Occupancy, GC approval is required for all Fit-Out Contractor work outside the Hours of Operation.
6. To the extent required for Fit-Out Contractor work, the costs associated with work outside the Hours of Operation, including but not limited to elevator operators, hoist operators, fire watch, building engineering, supervision overtime and other costs, will be charged directly to the occupant of the Building as Fit-Out costs (and not included in the project budget).
7. The Fit-Out Contractor will be required to abide by the Project's Site Safety Plan attached as Appendix A. Amongst other regulations, this includes the requirement that the Fit-Out Contractor and their subcontractors will have to partake in the Site Orientation provided by the GC and all on-site personnel will have to pass pre-access drug and alcohol testing. All workers will have completed the 10-hour OSHA course and present their certification upon request.
8. All Fit-Out Contractors are required to meet the Base Building Project's insurance requirements. Before access to the site is allowed, the Fit-Out Contractor must submit insurance certificates evidencing the required coverage for the review of the appropriate parties. The project's insurance requirements are included as an exhibit to the Development Agreement.
9. Access for all of the Fit-Out Contractors personnel and deliveries will be through the loading dock or the man/material hoists or as directed by the GC.
10. All deliveries have to be coordinated and scheduled with GC. Unless the Fit-Out Contractor has a pre-established dedicated hoist car/service car, all hoisting and vertical transportation will be at the discretion of the GC.
11. Deliveries entering and leaving the site are subject to the Project's pre-determined screening protocols. For off-hour deliveries, the cost of the Project's screening personnel (security guards, etc...) will be paid for by the Fit-Out Contractor. No more than 3 Project personnel will be required for typical off-hours deliveries, and fewer personnel will be used when feasible in the GC's discretion.
12. There will be no on-site Parking.

13. There will be no dedicated areas for the Fit-Out Contractor's on-site offices or staging areas other than the area of their fit-out space. Access and use of any other areas will be by the prior approval of the GC.
14. There is no guarantee that bathroom facilities will be provided by the GC. The Fit-Out Contractor shall arrange to use the bathroom facilities in their own space wherever possible. To the extent possible and in compliance with OSHA requirements, temporary restroom locations will be coordinated with the Fit-Out Contractor to limit impacts to fit-out work.
15. Fit-Out Contractor hoist access will be provided according to the schedule set forth on the Hoist Exhibit. Maintenance of all hoists will be a GC responsibility, with costs to be split based on usage. For dedicated hoists, Fit-Out Contractor may elect to use their own local 14 operators, subject to coordination with the GC. As part of sequencing coordination noted above in #3, GC will be reasonable in providing shared access to Hoist #5 and Hoist #6 (or alternative hoists at GC's discretion) for Fit-Out Contractor use when feasible, subject to Base Building construction requirements.
16. An overview of site-wide logistics and the anticipated location of construction entrances, cranes and hoists over the course of the project is shown in Appendix B.

Tutor Perini
Building Corp

EXHIBIT "N"

SITE SPECIFIC SAFETY PLAN
1/29/13

Hudson Yards – Tower C and Terra Firma

January 29, 2013

Tutor Perini
Building Corp

TABLE OF CONTENTS

SECTION 1:	SAFETY PHILOSOPHY	3
SECTION 2:	ENVIRONMENTAL, HEALTH & SAFETY PRINOCIPLES	4
SECTION 3:	ADMINISTRATION AND RESPONSBILITIES	7
	SAFETY ORGANIZATION CHART	10
SECTION 4:	INCIDENT/ACCIDENT NOTIFICATION, INVESTIGATION & DOCUMENTATION	11
SECTION 5:	DATA REPORTING	12
SECTION 6:	CLASSIFYING OCCUPATIONAL INJURIES/ILLNESSES	14
SECTION 7:	WORKERS COMPENSATION CLAIM MANAGEMENT	15
SECTION 8:	TRADE CONTRACTOR ORIENTATION	16
SECTION 9:	PLANNING AND HAZARD ASSESSMENT	17
SECTION 10:	ZERO TOLERANCE AND DISOCIPLINARY PROCEDURES	20
SECTION 11:	TRAINING	23
SECTION 12:	PROJECT MINIMUM SAFETY RULES	24

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SECTION 1: SAFETY PHILOSOPHY

The Principle parties to this construction project are dedicated to the philosophy that a safe project is a successful and profitable project for all parties having an interest. This team is committed to the safety and welfare of our Project workers, the surrounding community, and the environment. The number one goal is that every worker goes home to their family every night, the way he showed up for work in the morning.

Safety is viewed as an integral component of the construction process, the other key components being production and quality; however, safety will be the primary component for judging the ultimate success of this project.

Tutor Perini Building Corp and its Trade Contractors shall be responsible for initiating, maintaining, supervising, training and enforcing all safety regulations for their respective employees and for programs in connection with the performance of the contract. Their employees and Trade Contractors share in that responsibility as well. Project workers are expected to work safely and to contribute to the safety of others. That culture will be developed and expected from all parties on this project.

Incident prevention contributes to the worker's well-being by avoiding injury or illness to its employees, thereby improving productivity, contributing to quality, and reducing costs. The community also benefits directly from incident prevention efforts when potential damage to the environment or injury to the general public, are effectively managed.

To say that all incidents can be prevented is a realistic goal, not just a theoretical objective. It is achievable, in part by eliminating sources of hazards and unsafe acts, and also by incorporating measures such as pre-planning, safety controls, proper training, safe operating procedures and personal protective equipment. More important than just physical devices to protect our workers, is developing an attitude and proper mindset that permeates throughout the project, that safety really does matter. Making sure and caring that the person right next to you is working in a safe manner, and feeling comfortable to mention something to him if he is not, should be the goal of all workers.

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SECTION 2: ENVIRONMENTAL, HEALTH & SAFETY PRINOCIPLES

PURPOSE: To establish the minimum performance expectations & employee responsibilities for safety as a Contractor's or Trade Contractor's employee.

INTRODUCTION:

This manual was developed to ensure pro-active safety processes are used on this project. You, as a Trade Contractor on this project have a responsibility, to prevent injuries to all employees and the down time associated with incidents and accidents. The requirements of OSHA, Federal, State and Local ordinances and this manual establish the standards that your safety and loss prevention programs must meet or exceed.

In addition to setting minimum standards, this manual promotes safety by facilitating on-site employee safety orientations designed to promote a safe work environment.

The information in this manual is not intended to alter the provisions of the PLA Agreement. In the event of a conflict or inconsistency, the most stringent standard will govern.

A. General Information

The OCIP Safety Team's objective is to emphasize that protecting people and property are of paramount importance to the success of this project. To accomplish this objective we are utilizing a pro-active safety process.

The pro-active safety process is a practical approach to the prevention of accidents. The emphasis is on discovering what causes accidents and identifying where in the work processes those causes are likely to occur. Only by breaking the cycle of accident evolution can accidents be controlled.

Accident prevention is a continuing process, not a fixed program. The OCIP Safety Team recognizes that Trade Contractors of any tier, may have their own specific safety requirements. It is their responsibility to identify to the OCIP Safety Team how their program may deviate from the guidelines set forth in this manual. It needs to be approved prior to any deviation can take place.

While it is the responsibility of each individual to work safely, it is ultimately TPBC and their Trade Contractor's responsibility to see that all rules (safety and health) and practices are followed and enforced. Active participation in construction safety and loss prevention programs is mandatory. Trade Contractor's, of any tier, must demonstrate to their employee's complete support and continuing involvement in all safety and loss prevention efforts.

Safety is not to be sacrificed for production. Safety must be considered an integral part of the planning process. The goal of the OCIP Safety Team, along with Trade Contractors of any tier, is to eliminate accidents. TPBC and Trade Contractors are charged with the responsibility for developing, adhering to, and enforcing the safety and loss prevention program.

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B. Trade Contractor's Site Specific Safety and Loss Prevention Program

The Trade Contractors bid will include cost to establish and maintain a Site Specific Safety Program that meets or exceeds the requirements contained in this manual. The Site Specific Plan must be submitted to TPBC Director of Safety and Owner's OCIP Safety Representative for review at least two weeks prior to the initiation of construction activities.

Trade Contractors, of any tier, are solely responsible for carrying out their safety and loss prevention program. Therefore, the OCIP Safety Team requires that the Trade Contractors designate a competent on-site employee to carry out this responsibility. This employee is directly responsible for ensuring that their program and employee actions comply with the minimum safety standards required by Federal, State and Local Codes and Regulations, and the safety guidelines set forth in this manual.

Alliant Insurance Services will monitor the project Site Specific Safety Plan.

The Alliant Insurance Services On-Site Safety Representative is a technical advisor to the Owner and is a resource to the Trade Contractor's on site. Also, the Trade Contractor's On-Site Safety Representative is responsible for monitoring compliance with all policies and procedures established for the project.

C. Drug Free Work Environment

In order to maintain a safe, healthful and efficient work environment, and to minimize absenteeism and tardiness, all Employers shall implement a Substance Abuse Prevention Policy that, at minimum, includes screening and testing as prescribed by this section.

The TPBC's program utilizes a testing procedure and protocol that mirrors or exceeds US DOT parameters and protocols with the exception that the testing results will adhere to the policies set forth in the PLA. The testing protocol will be required for all pre-employment, post-incident events, and random, subject to agreements in PLA.

An industry-accepted commercially available drug screening protocol can be used for project assessments for workers, providing all positive result cases are referred for participation in the formal testing program. The screening method shall be capable of detecting, at a minimum, nanogram per milliliter (ng/ml) quantities of THC (marijuana), cocaine, amphetamines, opiates, phencyclidine (PCP), and benzodiazepines in human body fluids. This drug screening protocol can be utilized to obtain preliminary results only and would be unacceptable for obtaining any results which could have a legal impact, such as a post-incident event. The drug screening method must be scientifically-derived with supporting studies confirming the detection capabilities and sensitivities.

a. Trade Contractors shall implement and enforce a policy that prohibits the possession, distribution, promotion, manufacture, sale, use or abuse of illegal and unauthorized drugs, drug paraphernalia, controlled substances and alcoholic beverages by employees, agents or any person otherwise under the control of the employer, including employees and agents of Trade Contractor's and consultant's while on the work site, or while otherwise covered by the OCIP while working on the Project. Further, employees shall be prohibited from reporting to the premises under the influence of drugs or alcohol.

b. The policy must apply to all personnel, including but not limited to on site personal that are regular, part-time, probationary, casual, and contract employees of the company, as well as to employees and agents of Trade Contractor's and consultant's. The employer shall take whatever legally permissible steps are necessary or appropriate to enforce compliance with this policy.

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c. Employees governed by this policy may possess a prescription medication in its original container and prescribed for current use of the person in possession by an authorized medical practitioner; provided that the Employee taking the prescription medicine perform no duties which may affect the Employee's work ability (particularly their alertness and coordination), safety and the safety of others. Because marijuana remains illegal under Federal Law, the possession or use of marijuana, regardless of any prescription for its medical use, will not be allowed for any workers on this project.

d. At a minimum, any worker covered under the OCIP shall be subjected to a pre-project drug screening protocol for drug use in accordance with the provisions of the Contractor's program. A negative assessment result must be obtained prior to commencement of employment of this project.

e. Any worker covered under the OCIP shall be drug and alcohol tested in accordance with the provisions of TPBC's Program as follows:

   i. When preliminary drug screening results are positive indicating potential substance abuse and effected worker elects to have validated testing results. Prescription medication and potential test interferences will be considered during the collection and analysis process.

   ii. At the discretion of the OCIP Safety Team, when involved in any type of incident, requiring a clinical visit and/or resulting in property damage.

   iii. Any employee who fails or refuses to take a drug screen or drug and alcohol test in accordance with the terms of the contract, OCIP rules and this manual shall be removed from the project and not allowed back on the project for a period of 12 months.

D. <u>Return to Work Program</u>

This is to establish basic guidelines for the Trade Contractor to establish Early Return to Work (light duty) assignment for injured workers. Each employer shall have a written "Early Return to Work Program" that shall be implemented on this project unless specifically prohibited by the terms of a Project Labor Agreement.

Benefits of the "Return to Work Program:

a. Effectively impacts the Employer's Experience Modification Rating and contributes to reduced insurance premiums.
b. May eliminate the need for vocational rehabilitation.
c. Boosts employee morale and demonstrates that the Employer wants to cooperate with the injured worker.
d. A worker on light duty can be of value to an Employer if there is an alternative plan or job description available.

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SECTION 3: ADMINISTRATION AND RESPONSBILITIES

PURPOSE: To provide a description of the general administration of safety and specific safety responsibilities of all employees.

A. Expectations

Trade Contractors, of any tier, have the explicit responsibility to perform work in accordance with Federal, State, Local Laws, Ordinances, Codes, Regulations and these Safety Standards, affecting Safety and Health. This is in addition to compliance with the individual companies own requirements. Trade Contractors are at a minimum accountable for fulfilling the responsibilities listed in this section.

In the case of conflict between codes, reference standards, drawings and other Contract Documents, the most stringent requirements shall govern.

B. Safety Team

Project Executive Safety Committee

The OCIP shall establish a Project Executive Safety Committee to oversee and monitor project safety at an executive level. This committee will, at a minimum, be comprised of executive representatives from Contractor and Trade Contractor leadership, OCIP Safety, The Owner's Project and Risk Management Representatives. Others may be added to this Committee or requested to attend meetings of this Committee at the discretion of the Committee leadership.

This committee shall consist of division and field management personnel and meet at least quarterly. They shall:

a. Provide guidance and technical services to management
b. Provide oversight through formal inspections of projects and facilities.
c. Lead the development and facilitate the implementation of safety management system improvements.
d. Lead the development and delivery of safety training programs.
e. Assess project and facility compliance with company requirements.
f. Oversee Workers' Compensation claims management and cost reductions.
g. Lead the development of safety professionals.
h. Provide services and support to each safety division and field management.
i. Track and report safety metrics.
j. Provide guidance in the development of safety recognition programs to each jobsite.

OCIP Safety Team

This team is the next tier of Safety Representatives with an overlap of the Site Safety Manager (SSM) and the Trade Contractor's Division Safety Officer. Please review the organization chart on **page 10** of this document for its composition. The responsibilities and duties of this team include, but are not limited to, the following:

a. Compile, follow-up, and maintain safety performance statistics for the project. Communicate these statistics to the project's senior management to ensure they are informed and involved in the safety program.

b. Keep apprised of new regulations and developments to keep the safety policies and procedures current and effective.

c. Conduct safety surveys of TPBC's and Trade Contractor's activities to observe safety performance and make appropriate recommendations.

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d. Review and communicate methods and procedures to foster the highest level of accident prevention performance possible.

e. Provide special consulting, training, etc., to Trade Contractors regarding safety exposures, employee actions and other problems and challenges that may arise on the project.

f. Conduct incident investigations.

g. Administer the project Safety Incentive Program.

h. Review all incident investigation reports to ensure thorough investigations were conducted to control future accidents.

i. Disseminate safety bulletins.

j. Distribute written information to the safety representative or designee regarding new pro-active requirements, regulations or developments in safety.

k. Review and evaluate contractors' safety meeting minutes to ensure that quality safety meetings are held.

l. Provide this safety manual, other written safety information, posters, etc., as needed.

m. Provide coordination with public and regulatory agencies.

n. Provide information on OSHA 10 and 30 hour OSHA Construction Outreach Training and other pertinent safety related awareness courses.

Trade Contractor's Competent Persons

TPBC is responsible for providing a Site Safety Manager (SSM), a Fire Safety Manager (FSM) and a Concrete Safety Manager (CSM) as required by NY DOB. These individuals are the primary safety representatives on site and will work in conjunction with the General Superintendent and other safety representatives as will be assigned by the Contractor. Each Trade Contractor shall have a designated Safety Representative/ Competent Person (CP) on-site when work is being performed and assigned the responsibilities of managing all aspects of safety related to employees under their direct control. The Trade Contractor's CP must be able to meet OSHA Federal Regulation 29 CFR 1926.32(f) which defines a CP as "one who is capable of identifying existing and predictable hazards in the surroundings or working conditions which are unsanitary, hazardous, or dangerous to employees, and who has authorization to take prompt corrective measures to eliminate them". Competent Person shall meet OSHA standards and at a minimum the requirements below:

a. The CP shall have a minimum of 5 years of qualified project safety experience on similar type construction projects.
b. Evidence of completing the OSHA 30 Hour Construction Outreach Training or equivalent within the past 5 years.
c. Current First Aid/CPR certification provided by The American National Red Cross or equivalent training.
d. Ability to stop work in the event of a workplace hazard, until corrective action has been implemented.
e. Understanding of Federal, State, Local and OCIP Safety Regulations
f. Ability to conduct appropriate incident investigations.
g. CP shall be able to inspect all areas within the Trade Contractors scope as necessary to insure compliance
h. Ability to communicate with field personal and project staff on relevant Health and Safety items.

These duties may be performed by a Field Superintendent or Foreman having the required training, experience and qualifications listed in the OCIP Manual. These employees may have duties other than safety

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provided appropriate adherence to Federal, State, Local Laws, Ordinances, Codes, Regulations and these Safety Standards are followed by personal under their direct control.

If the Trade Contractor (or sub-tier) has 50 or more combined field employees on site, said Trade Contractor must have a dedicated Competent Person (CP) assigned to the project full time. A second designated full time CP will be provided by any Trade Contractor or sub-tier that has 200 or more employees on site. The assigned person(s) shall have no other duties on site other than safety.

The Owner and Contractor reserve the right to direct the removal and replacement of a CP, if in their sole judgment, they find the CP to be lacking any of the qualifications listed above or not adequately fulfilling their assigned duties

Project Safety Committee

The Project Safety Committee is the next level below the OCIP Safety Team. This team is comprised of selected TPBC and Trade Contractor's superintendents, general foremen and foremen, project managers, project engineers, safety representatives, and union representatives. On a weekly basis this committee shall meet to discuss the project's safety program.

The responsibilities of this committee include a review, at a minimum, of the following areas:

a. Accident and Incident review, if any, from the prior week.
b. Open safety observation notices and program trends.
c. Construction plans and job hazard analyses for upcoming work;
d. Construction look ahead for planning/coordination with other projects;
e. Status of training programs and toolbox talks;
f. Status update on Environmental Performance Commitments;
g. Review performance of the Program

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PROJECT SAFETY ORGANIZATION CHART

Project Safety Organizational Chart
CIP Safety Team
Project Executive Safety Committee
Project Safety Committee
Related Executive Management Team
TPC Executive Management Team
Related Safety Representative
TPC Director of Safety
CIP Administrator
Site Safety Manager (SSM)
Trade Contractor's Division Safety Officer
Concrete Safety Manager (CSM)
Fire Safety Manager (FSM)
TPC Safety Engineers
Trade Contractor's Competent Person (CP)
Trade Contractor Foremen

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SECTION 4: INCIDENT/ACCIDENT NOTIFICATION, INVESTIGATION AND DOCUMENTATION

PURPOSE: To provide appropriate notification, investigation and documentation of all incidents.

A. Requirements

a. The Contractor's SSM has the responsibility to ensure that the notification of all reportable incidents is made to the appropriate parties including DOB and that the investigation is complete and accurate.

b. When an incident occurs, treatment for injured people and securing the scene is paramount. The focus of the investigation shall be to determine the root cause and develop preventative measures.

B. Notification

Employees shall **immediately** report all injuries/illnesses regardless of severity to their supervisor. Their supervisor will in turn report immediately to the SSM.

Depending on the severity of the incident, the SSM shall notify the appropriate individuals in accordance with the site Emergency Action Plan and as required by statutory regulations.

C. Investigation

a) First-aid cases and near misses shall be investigated to the extent necessary to determine the root cause. The result of the investigation will be communicated to all workers to prevent similar occurrences.

b) Trade Contractor's CP will typically conduct the investigation. If the TPBC Director of Safety or SSM determines a more comprehensive investigation is necessary, the CP will be informed.

c) Corrective action shall be identified in the written report as well as the status and any necessary follow-up of the corrective action.

d) The investigation of the incident shall be completed as soon as possible.

e) A copy of the completed investigation form shall be forwarded to the SSM.

Formal investigations shall be conducted for the following types of incidents:

1) injuries involving a doctor's care
2) recordable injuries/illnesses
3) restricted work day cases
4) lost work day cases
5) material damage
6) fires
7) water damage
8) theft
9) vehicle/equipment accidents

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SECTION 5: DATA REPORTING

PURPOSE: To define the requirements for proper documentation of appropriate records listed below.

Requirements:

A. General

Each Trade Contractor's Corporate Safety Officer shall monitor the safety training of their employees to ensure the CP is providing proper and adequate training for employees to accomplish their jobs safely.

B. Documentation

All training shall be thoroughly documented by each Trade Contractor and maintained in their project records as required or for a minimum of 10 years after completion of the project. The documentation shall include, at a minimum, the date, subject, location, attendees name and signature, a description of the training provided and name of trainer. The Trade Contractor shall ensure workers are properly trained, and as required, possess valid and appropriate license(s), and/or certificate(s) consistent with regulations, laws, and best industry practices specific to their work activities and the tools/equipment being used as per manufacturer specifications.

C. Record Keeping

Proper documentation and record keeping of safety and related functions are essential. All required documentation shall be maintained on site, available to the Owner Representative or OCIP Safety Team upon request. The Trade Contractors Project Manager/Superintendent is responsible for ensuring that record keeping and related requirements are accurate and up-to-date.

D. Monthly Reports

Monthly reports shall be submitted to TPBC detailing all incidents, accidents, lost time days, severity and hours worked. A cumulative accounting of all above project statistics will be provided with this report. Any lost time incidents listed will detail, by name, if the injured worker is back to work, on light duty or anticipated date of return to work.

E. OSHA 300 Log

All injuries classified as a medical treatment, LWDC, RWDC, or fatality and all illnesses shall be logged on the OSHA 300 log. Directions for completing the log are found on the back of the log and in 29 CFR 1904. OSHA 300 logs shall be sent to the Division Safety Director in January and July in conjunction with the semi-annual Safety Performance Evaluation Reports. OSHA 300 logs shall be retained on the Hudson Yard project and in the Trade Contractor's Divisional Office.

F. Weekly Tool Box Meetings

Weekly Tool Box Meetings shall be conducted by each Trade Contractor for employees on the job. Trade Contractor employees shall be required to attend the Contractor Tool Box Meetings if the Trade Contractor is unable or fails to fulfill its obligation to hold meetings. Copies of attendance records shall be forwarded to Contractor.

TOPICS DISCUSSED SHALL BE PERTINENT TO THE WORK ACTIVITIES AND SAFETY ISSUES ANTIOCIPATED TO BE ENCOUNTERED DURING THE WEEK FOLLOWING THE MEETING.

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G. Documentation Matrix

Review Documentation Matrix on next page for timing of submission for documentation requirements

DOCUMENTATION MATRIX

DOCUMENTATION MATRIX

	IMMEDIATE	PRIOR to MOBILIZATION	YEARLY	MONTHLY	WEEKLY	PER REQUEST
Annual Crane Inspection			X			X
Chemcal Inventory				X		X
Safety Inspections					X	
First Report of Injury	X					
Incident Investigation	X					
MSDS Update				X		X
OSHA 300 Log				X		X
OSHA Citations	X					
Site Specific Safety Plan		X				
Job Hazard Analysis		X				
Safety Statistics				X		
Safety Training						X
Toolbox Safety Meetings					X	
Daily Equipment Inspection Log					X	X
OSHA 10 Training Log				X		X

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SECTION 6: CLASSIFYING OCCUPATIONAL INJURIES/ILLNESSES

PURPOSE: To provide direction for the proper and consistent classifications of occupational injuries/illnesses and to outline methods of managing injuries/illnesses in order to minimize the severity of injuries/illnesses classification.

Requirements:

A. Classifying Injuries

a. All job-related illnesses are recordable.

b. If an employee has a condition that meets the requirements of an illness, it shall be placed on the OSHA 300 log. Examples: heat related illnesses, dermatitis, carpal tunnel syndrome, etc. If there are uncertainties on whether or not an illness is recordable, contact TPBC Project Executive and assistance will be provided.

c. Examples of some recordable injuries: given more than one dose of a medication that cannot be bought over the counter; all sutures, steri-strips, butterfly bandages; positive x-rays for any fracture, loss of consciousness, repeated hot/cold therapy performed at work or the doctor's office (if performed at home, it is not considered recordable); removal of foreign bodies embedded in the eye (if it has to be treated by a physician, it is recordable).

d. Examples of some non-recordable injuries: Multiple doses of antiseptic ointments; multiple doses of prescription strength over the counter medication, hot/cold treatments performed at home; removal of foreign bodies in the eye with irrigation or a cotton tipped swab.

e. Lost workday cases (LWDC) involving days away from work are cases resulting in days the employees would have worked but could not because of the job-related injury or illness. The focus of these cases is on the employee's inability, because of injury or illness, to be present in the work environment during his or her normal work shift.

f. Examples of non-LWDC: Traveling to see a doctor and missing a complete work day(s) because of the travel; employees missing a non-scheduled workday, employees not returning to work even though released to work by a doctor. Missing the initial day due to the injury or a visit to a doctor is not a LWDC.

g. Per OSHA 300 Log lost workday cases involving days of restricted work activity are those cases where, because of injury or illness:

   a) The employee was assigned to another job on a temporary basis, or

   b) The employee worked at a permanent job less than full time, or

   c) The employee worked at his or her permanently assigned job, but could not perform all the duties normally connected with it.

h. Restricted work activity occurs when the employee, because of the job-related injury or illness, is physically or mentally unable to perform all or any part of his or her normal assignment during all or any part of the normal workday or shift. The emphasis is on the employee's inability to perform normal job duties over a normal work shift.

i. The Trade Contractor's Divisional Safety Officer is the final authority for determining the proper classification of occupational injuries/illnesses.

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SECTION 7: WORKERS COMPENSATION CLAIM MANAGEMENT

PURPOSE: To provide an outline of methods for managing injuries and illnesses that shall be used to control the costs of the injury/illness.

A. Requirements

1. Procedure
   a. Trade Contractor will initiate workers compensation claim by first investigating the event and assuring the incident investigation form and all statutory forms are complete and accurate. All workers compensation claims involving employees on site will then be sent to OCIP division office to be managed by claims administrator.

   b. The OCIP administrator will maintain worker compensation files and all subsequent follow up documentation for all injured employees. Trade Contractor will assist the OCIP in the management of its injured employee claims and will maintain its own separate file.

2. Medical Facility Selection and Management

   The OCIP Administrator shall meet with the facility to:

   a. Establish a qualified medical facility, approved by the OCIP Insurance Carrier, for treatment of workers injuries/illnesses.
   b. Discuss after-hours treatment (emergency departments, off-hour clinics, referrals to other doctors, etc.)
   c. Discuss Return-to-Work (restricted work or light duty) programs. Provide the doctor with a commitment to adhere with his/her restrictions.
   d. Determine the work release forms and process for releasing employees back to work.
   e. Deliver to the doctor copies any OSHA required standards, e.g., respiratory, lead, etc.
   f. Preserve the welfare and care of the injured or ill employee.
   g. Set up regular meetings with doctor and/or office manager to discuss past injuries and treatments. Maintain a positive line of communication.
   h. Emergency Transportation: The site shall comply with the Emergency Action Plan (EAP) for direction of emergency transportation.

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SECTION 8: TRADE CONTRACTOR ORIENTATION

PURPOSE: To enlighten new employees as to the specific jobsite logistics and hazards that could be encountered when entering an unfamiliar jobsite for the first time. This orientation will also provide awareness for what is expected as minimum in order to work on the Hudson Yards site.

A. EMPLOYEE ORIENTATION

One of the requirements of all Trade Contractors is to conduct a complete basic safety orientation for all their employees new to the site. A project orientation and successful drug screen are required before an employee can receive a project ID and enter the work site. The purpose of the orientation is to provide employees awareness of what they can expect and what is expected of them on site.

At a minimum, the orientation will include:

a) Contractor Employee Handbook
b) Contractor Orientation Video
c) Employee safety requirements and policies
d) Site Specific Safety and Health rules
e) Permitting procedures, including work permits, excavation, confined space entry, lock-out, etc.
f) Hazard communication
g) Emergency alarms and evacuation procedures

B. DOCUMENTATION

All employees will complete an Orientation Acknowledgement form supplied by TPBC at the end of the orientation. Upon successful completion, the employee will receive a hard hat sticker with an identification number to be worn on the employees hard hat at all times while on the project. Documentation of successful orientation and identification of said employees will be kept by the SSM, and be available upon request by the Owner or OCIP Safety Team.

C. FACILITY FOR ORIENTATION

TPBC will facilitate the project orientation and provide an appropriate meeting place on site for use in conducting the orientation sessions.

D. DRUG AND ALCHOL TESTING

This testing is in compliance with Exhibit K – Project Labor Agreement. Drug and alcohol testing is performed in the following situations: pre-access, post incident, random testing and reasonable suspicion.

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SECTION 9: PLANNING AND HAZARD ASSESSMENT

PURPOSE: To provide identification and control the risk of occupational and environmental hazards that may be encountered on job-sites.

A. Requirements

a. In order to evaluate and control potential hazards, the TPBC Director of Safety shall ensure that employer's management processes, supported by written plans and procedures are developed and implemented where required by regulation, or company procedure.

b. The Trade Contractor's Project Manager, Project Superintendent, SSM and Competent Person shall establish a schedule for frequent, documented work area evaluations (inspections) to identify behavior(s) and/or conditions that need corrective action or warrant positive promotional recognition. A minimum of once a week will be required.

B. Site Specific Safety Program (SSSP)

1. Each Trade Contractor shall within two (2) weeks of contract award have an effective and written Site-Specific Safety Program in accordance with OSHA and the OCIP Program requirements. This Site-Specific Safety Program shall also include, but not be limited to, the following site-specific components as they apply to the Employer's work:

a. Safety and Health Policy Statement
b. Assignment of accountability and responsibilities for key personnel responsible for implementation of the safety program
c. Identification of Competent Persons and Qualified Persons
d. Scope of work evaluation
e. Hazard/Risk/Exposure Assessment
f. Control Measures / Activity Hazard Analysis
g. Three Week Look Ahead Planning
h. Procedures for effectively communicating safety and health matters to employees
i. Progressive Disciplinary Action Program
j. Workplace Hazard Identification Inspection and Corrective Action Program
k. Safety Training Program (including provisions for supervisory and craft employee training)
l. Project-specific employee Safety Orientation Program
m. Provisions for maintaining orientation, training, inspection, corrective action and investigation records
n. Hazard Communication Program - To include Material Safety Data Sheets for all products at the site
o. Job Safety Analysis (Job Hazard Analysis) Program
p. Emergency Response and Evacuation Plan
q. Fire Prevention Program
r. Hot Work Program
s. Drug Free Workplace / Substance Abuse Prevention Program
t. Incident Investigation Program
u. Near Miss Incident Investigation Program
v. Fall Prevention Program - Training and rescue shall be addressed in the Fall Protection Program
w. Scaffold Safety - Scaffold Inspection, scaffold erector training, and scaffold user training shall be addressed in the Scaffold Safety Program
x. Confined Space Entry Program
y. Lock-out/Tag-out / Control of Hazardous Energy Program
z. Excavation Safety Program
aa. Site Logistics Plan

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bb. Other written programs required by this and other contract documents or regulatory agencies
cc. Trade Contractor is required to conduct their own safety orientation in regards to their Site Specific Safety Plan.

2. The SSSP must be submitted to the TPBC Director of Safety for review and approval at least two weeks prior to the initiation of construction activities.

C. Job Hazard Analysis (JHA) and Pre Task Planning (PTP)

1. A Job Hazard Analysis (JHA) is designed to assist supervisors and employees in identifying and minimizing hazards prior to beginning tasks.
2. A JHA is to be developed by every employer for their respective task(s) at the Hudson Yards Project. A properly executed JHA will help employees recognize hazards, identify training needs, and plan their work; thereby, ensuring a safer and more efficient work process.
3. At a minimum the JHA process should list all specific job steps and create a checklist to identify possible hazards:
   a) Include each step
   b) Describe each step in adequate detail.
   c) Include inspection and use of protective equipment.
   d) Detail job set-up procedures.
   e) Include the condition, use, and Safety of equipment and machinery.
   f) Identify any machine parts or exposures that could create risk of injury.
   g) Detail actual steps followed while performing the job to identify any movements or positions that could create risk of injury.
   h) Note procedures to follow when it's necessary to shut down equipment.
   i) Include organization and placement of parts, tools, etc.
   j) Identify hazards created while performing the job (dust, chemicals, heat, excessive noise, falls, cave-ins, falling objects, floor openings, etc.)
   k) In case of Emergency follow the EAP.

4. Determine the best way to eliminate/abate identified hazards:
   a) Fix clear-cut problems, such as replacing missing machine guards.
   b) Seek ways to eliminate, combine, or rearrange job steps to eliminate or reduce hazards.
   c) Identify equipment that could be used to reduce the hazard(s).
   d) Change tools, add ventilation, or make other physical changes to reduce the hazard(s).
   e) Detail new job steps to follow after changes are made.
   f) Identify hazards that can't be reduced and seek ways to eliminate the job or do it less often.

D. Emergency Action Plan (EAP)

1. TPBC shall develop an Emergency Action Plan for the Hudson Yard Project, to be followed by all trades associated with the project addressing, at a minimum, locations of all emergency egress routes, emergency vehicle access routes, alarm systems, evacuation routes, post- evacuation assembly locations and personnel accounting and response to medical emergencies and incidents.

2. The Emergency Action Plan shall be communicated to all first-line supervisors, and shall be posted throughout the jobsite and Trade Contractor shanties, and be communicated to workers during the Safety Orientation and weekly safety meetings.

3. Each Trade Contractor shall maintain the following documents at their jobsite office, and shall make them available to all responders:

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a) In case of emergency there will be a twenty-four hour contact list for project supervisory staff
b) Site plans identifying stairs, scaffold stairs, hoist, flammable and combustible storage, compressed gas cylinder storage
c) Copies of Material Safety Data Sheets

4. The EAP contains:
    a) The names of the individuals involved in accident response and the role that each individual has in the response program.
    b) A site plan showing the locations of access routes, first aid kits, telephones, fire extinguishers and evacuation collection areas.

5. The EAP shall be distributed to key personnel and posted at conspicuous locations on-site.

E. <u>Evaluations (Inspections)</u>

Safety Inspections shall be conducted by project staff in order to identify, analyze and abate hazards. Abatement actions shall consist of written reports of findings will be routed to the Project Manager, The Project Superintendent, the SSM and the Owner Safety Representative and/or OCIP Safety upon request. After all discrepancies are corrected, documentation of abatement of hazards will be retained in a file on the jobsite. All inspections by non-project personnel shall be responded to in writing. Each discrepancy shall be addressed as to the corrective measures taken and procedures/methods implemented to prevent the discrepancy from recurring. Safety Inspections should be conducted and submitted using the CM software according to the schedule below:

1. Daily:
    a. Project Site Safety Manager
    b. Project Fire Safety Manager
    c. Project Concrete Safety Manager
    d. Trade Contractor Safety Representative/Competent Person

(Safety Manager, Fire Safety Manager and Concrete Safety Manager and Trade Contractor CP shall also perform daily informal inspections completing written reports as appropriate.)

2. Weekly:
    a. Project Manager and/or Project Superintendent
    b. TPBC and Trade Contractor Project Engineer
    c. TPBC Director of Safety

3. Two-times per month:
    a. Insurance carrier Loss Control Consultant

4. Monthly:
    a. TPBC Division Safety Director

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SECTION 10: HUDSON YARD: ZERO TOLERANCE AND DISCIPLINARY PROCEDURES

PURPOSE: To establish a Zero Tolerance Policy for a fair and consistent disciplinary procedure that meets the minimum expectations for the Health & Safety of all employees and Trade Contractors working on the Hudson Yard Project.

In an effort to effectively communicate minimum performance expectations as it relates to accident prevention programs, this document must be communicated and distributed as necessary to ensure all managers, employees and Trade Contractors of all tiers are aware of the content of this policy.

A. Zero Tolerance Defined:

Zero tolerance means that failure to follow a written requirement, such as but not limited to; rules, laws, programs or policy's, that is a blatant disregard for human life, whether it be his/her own or others, will not be tolerated. Furthermore, failure to follow the minimum requirements of any Safety program, whether willful or not, including but not limited to, programs such as Fall Protection, Control of Hazardous Energies, Scaffold, Electrical, Trenching and Excavations, Confined Space Entry, etc., will result in disciplinary action or immediate dismissal with no future employment opportunities at the Hudson Yards Project. The Project Executive Safety Committee will have the responsibility to make sure the decisions are made immediately following the incident investigation.

A. Drug & Alcohol Policy:

a. All job sites are a Drug & Alcohol Free Zone!
b. Zero tolerance for anyone being under the influence or testing positive for Drugs or Alcohol at the workplace.
c. Violations of this policy will result in disciplinary action, including termination.

C. Graffiti:

The use of graffiti anywhere on the Hudson Yards job site will be considered a Zero Tolerance violation which will result in disciplinary action, up to and including termination.

D. Discipline Program:

1. The purpose of the Safety Disciplinary Program is to channel all safety activities toward the singular goal of elimination of accidents and to ensure that discipline is administered with fairness and consistency.

2. The Safety Program mandates that all supervisory employees accept their responsibility for the prevention of accidents at work under their direction and be responsible for the safety training and instructions of employees under their direct supervision

3. Under all circumstances the supervisor shall follow the disciplinary procedure so that consistency and fairness can be maintained. The Trade Contractor's Project Manager or person designated by corporate management, are directly responsible for seeing that discipline is administered in a fair and consistent manner. The TPBC Division Safety Director shall provide direction and guidance to management personnel in the administration of this program.

4. The following are procedural guidelines:
   a) Except in cases involving major violations of Company Safety Rules and Regulations the company subscribes to a philosophy of progressive and constructive discipline. What this means is that discipline will be administered for the purpose of producing a corrective change in the employee's future behavior but if the change does not occur then a more

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serious form of discipline will be administered. Examples of major safety violations would be the false report of an injury with intent to collect Workmen's Compensation benefits, fighting, using drugs or alcohol on the project site, etc. These types of violations will result in the employee's immediate discharge.

b) Rules of conduct have been established for project safety. These rules must be followed by all employees. Violation of these safety rules will result in disciplinary action up to and including discharge.

c) Safety Rules must be posted on the bulletin board(s) of each project so that all employees are made aware of each rule.

d) The Safety Rules listing is not all-inclusive; therefore, project supervisors and managers must not assume that a safety violation has not occurred if such act is not listed.

e) Safety Rules are "rules of conduct" based primarily upon TPBC established safety standards. The communication of the safety rules to employees is important but of equal importance is the enforcement of these safety rules in a fair and consistent manner. To maintain fairness and consistency, the supervisor must administer the proper discipline in accordance with the severity of the safety violation as follows:

   i. Has a safety violation been verified?
   ii. Is the violation deserving of a reprimand?
   iii. Has a similar violation occurred before? If so, what discipline was administered?
   iv. If the supervisor can answer yes to (i), (ii) and (ii) above, then it is "fair" to administer discipline. If the discipline administered is similar to that administered previously for similar offenses, then "consistency" is maintained.

5. The typical disciplinary action pattern is as follows, however, the severity of a violation will determine the level of disciplinary action administered:

   a) Verbal Reprimand – The supervisor will inform the employee that he/she has committed a safety violation which, if repeated, could result in further disciplinary action. The verbal reprimand will be documented, however; such documentation does not transform such verbal reprimand into a written reprimand.

   b) Written Reprimand – A formal written notice will be issued by the supervisor informing the employee of the safety violation and notifying the employee that future violations may result in suspension or discharge from work.

   c) Suspension or Discharge – The employee's supervisor will inform the employee that he/she is suspended from work without pay for a specified period of time or discharged for a violation of company safety rules or regulations.

6. Whenever discipline is administered, proper documentation of the action taken should be maintained. The documentation should state what Safety Rule was violated, the Level of Disciplinary action administered and any other comments the supervisor wishes to note relative to the incident.

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7. Any individual removed from the job-site or dismissed from employment due to safety violations shall not return to the job-site or Trade Contractor employment without approval of the TPBC Executive Management Team.

8. The discipline program consists of 2 levels of engagement based on severity.

    1. Minor Offenses: Such as not wearing safety glasses, not wearing high visibility vests, not wearing hardhat 100% when on jobsite etc.

        a. 1st Offense: Verbal Warning
        b. 2nd Offense: Written warning and retraining
        c. 3rd Offense: Suspension, Time off and retraining
        d. 4th Offense: Termination

    2. Major Offenses: Practices endangering the individual or others

        a. 1st Offense starting with time off without pay and retraining, and up to immediate termination.
        b. 2nd Offense: Immediate Termination

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SECTION 11: TRAINING

PURPOSE: A written Trade Contractor training program will be in place to provide a guideline and expectation for all employees working on the Hudson Yard Project.

GENERAL:
Trade Contractor management is responsible to provide the training resources necessary to equip employees with the safety knowledge and skills required for them to accomplish their jobs in compliance with company requirements. Trade Contractor shall maintain up to date documentation of such training and produce such documentation to Contractor upon request.

Trade Contractor management is responsible to assign tasks only to employees who have successfully completed the safety training required for the task.

Training shall be conducted in accordance with applicable Federal, State and local regulatory and OCIP requirements.

At a minimum, employees working at the Hudson Yard Project shall have a valid OSHA 10-Hour Construction Safety and Health Certification card in their possession while on-site. This certification must be renewed every five (5) years per NYC requirements.

FIRST AID / CPR
Each employer shall ensure the availability of a suitable number of appropriately trained persons to render First Aid and CPR. Field Supervisors and Safety Representatives must be trained in current First Aid and CPR. First Aid trained personnel shall also receive Blood Borne Pathogen training. Each employer shall provide at least one appropriately sized and stocked first-aid kit in a weather proof container.

JOB SPECIFIC REQUIREMENTS - RAILROAD PROXIMITY
All Trade Contractors shall be responsible for enrolling employees that will be assigned to work on or adjacent to the Right of Way in the On-Track Safety Program. The site will be fenced off from the LIRR site, so any employee on the jobsite side of the fence does not need this training. Any employee on the LIRR side of the fence will be required to have this training. Upon successful completion of this required safety training program, the employees will receive a Roadway Worker card, which must be on their person at all, times, when working on or near a rail System. The Roadway Worker training and card must be renewed annually. There are similar requirements for any work on or adjacent to MTA, Amtrak, LIRR and CONRAIL facilities, in which case similar training will be required and followed.

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SECTION 12: PROJECT MINIMUM SAFETY RULES

1. Hard hats, ANSI approved safety vests and ANSI approved Safety Glasses must be worn at all times while on the work-site. Long pants, shirts with sleeves at least 4 inches and work-shoes (no tennis shoes) shall be worn at all times by personnel on the work-site.
2. All injuries, accidents and incidents will be reported immediately to a Supervisor.
3. Failure to report any injury or incident by covering up, hiding or making false statements is a violation of this zero tolerance policy and will result in immediate discharge
4. Other Personal Protective Equipment (respirators, earplugs, safety harness, etc.) will be provided by Trade Contractor to their employees as necessary for the hazards present in work assignments. This equipment shall be worn where exposed to the relevant hazard or as directed by project supervision.
5. Fall protection is required **100%** of the time whenever exposed to a fall hazard greater than 6 ft. (or as amended PLA agreement)
6. Report defective machines, tools etc. and have them taken out of service.
7. Only authorized and properly trained personnel will operate equipment/machinery/tools.
8. No employee shall remove, damage, discard or alter any safety device or safeguard in use on the job-site.
9. Any employee who observes unsafe acts or unsafe conditions in a work area shall report such acts or conditions to supervision immediately.
10. Familiarize yourself with signs and posters bearing pertinent information, warnings, directions and instructions.
11. Know locations of fire extinguishers in your work areas.
12. Housekeeping, safety and productivity go hand-in-hand. You are responsible for keeping your work area clean
13. No Smoking at any time anywhere on the Project
14. Employees are expected to role model safety by "Leading by Example" at all times
15. Personal radios, I-pods or similar devices are prohibited from use on the project.
16. Employees shall not be on the job-site premises after hours without permission of the Project Superintendent.
17. Fighting, creating a disturbance, horseplay or sexual/racial remarks WILL NOT BE TOLERATED.
18. Good conduct is essential to the common good of all employees and the efficient progress of the job.
19. All visitors must sign the Assumption of Risk Release and Hold Harmless Agreement, and obtain a visitors pass. Visitors will be required to wear at all times while on project site hard hat, ANSI approved safety vest and ANSI approved safety glasses, long pants, shirts with sleeves at least 4 inches and work-shoes (no tennis shoes). All visitors must stay with escort at all times. All safety rules and regulations must be observed at all times by visitors.
20. Any work done on the LIRR site (outside of project work fence) must abide by LIRR/MTA rules as required.
21. Unless specifically authorized, no one is allowed outside of the project fence on MTA property.
22. LIRR track training is required for anyone working on or near the tracks.
23. Undesirable conduct including, but not limited to the following will not be tolerated and is a violation of the Zero Tolerance Policy and will result in a disciplinary action, up to and including discharge from the project:
    a) Unauthorized possession of any project property or material
    b) Possession of or use of intoxicants on premises
    c) Engaging in disorderly conduct

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d) Gambling
e) Sleeping on the job during working hours
f) Repeated failure to wear or use required safety equipment
g) Failure to observe safety, sanitary or medical rules and practices
h) Possession or use of narcotics or non-prescribed tranquilizers or pep pills on premises, or attempting to bring them on site.
i) Possession or use of firearms, weapons, or explosives on the project premises.
j) Willful defacing or damaging of equipment, tools, material or other property belonging to the project owners, TPBC or other Trade Contractors.
k) Distributing or posting literature, photographs or other printed material
l) Soliciting or attempting to solicit or collect funds without prior permission from the Owner and Contractor.

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Lane 3
Lane 2
Lane 1
11th Ave
Construction Trailers
(If Possible)
Alternate Route
under 11th Ave
Dewatering System
(If Possible)
Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Lane 1
Lane 2
Lane 3
Lane 4
Lane 5
Water Tunnel Access
Shaft Easement
10th Ave
(If Possible)
Mangate & Badge Check
Site Access Road
Mangate & Badge Check
27'-0"
40'-0"
72'-0"
40'-0"
Site Access Road
Utility Work
W. 30th St.
Lane 1
Lane 2
Lane 3
Existing High Line Above
Legend
Sheet Piling Rig
Material truck

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

RELATED

OXFORD

(If Possible)
Alternate Route
under 11th Ave.
Construction Trailers
11th Ave.
Lane 3
Lane 2
Lane 1
(If Possible)
Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Water Tunnel Access
Shaft Easement
10th Ave.
(If Possible)
Mangate & Badge Check
Site Access Road
Mangate & Badge Check
Site Access Road
27'-0"
40'-0"
72'-0"
40'-0"
Utility Work
W. 30th St.
Existing High Line Above
Legend
Sheet Piling Rig
Material truck

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

RELATED
OXFORD

Lane 3
Lane 2
Lane 1
(If Possible)
Alternate Route
under 11th Ave.
Construction Trailers
11th Ave.
(If Possible)
Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Lane 1
Lane 2
Lane 3
Lane 4
Lane 5
Water Tunnel Access
Shaft Easement
10th Ave.
(If Possible)
Mangate & Badge Check
Turnstyles
Site Access Road
Mangate & Badge Check
Site Access Road
27'-0"
40'-0"
72'-0"
40'-0"
Utility Work
Lane 1
Lane 2
Lane 3
W. 30th St.
Demo Columns
Existing High Line Above
Legend
Sheet Piling Rig
Material truck

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

Date	Description	Revision	Dwg. Control Info.

RELATED

OXFORD

Lane 3
Lane 2
Lane 1
11th Ave
(If Possible)
Alternate Route
under 11th Ave
(If Possible)
Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Lane 1
Lane 2
Lane 3
Lane 4
Lane 5
Layout
Water Tunnel Access
Shaft Easement
Remove Footing
10th Ave
(If Possible)
Mangate & Badge Check
Demo Columns
Site Access Road
Mangate & Badge Check
Site Access Road
27'-0"
40'-0"
72'-0"
40'-0"
Utility Work
Lane 1
Lane 2
Lane 3
W. 30th St.
Existing High Line Above
Legend
Sheet Piling Rig
Material truck

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

Date	Description	Reviews	

RELATED
OXFORD

(If Possible)
Alternate Route
under 11th Ave.
(If Possible)
Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Water Tunnel Access
Shaft Easement
(If Possible)
Mangate & Badge Check
Site Access Road
Mangate & Badge Check
Site Access Road
Utility Work
W. 30th St.
Existing High Line Above
11th Ave.
Lane 1
Lane 2
Lane 3
Remove Footing
27'-0"
46'-6"
72'-0"
40'-0"
Legend
Sheet Piling Rig
Material truck

CONCEPT

Tower "C" / Terra Firma

Site Logistics and Working Drawings

RELATED

OXFORD

Lane 3
Lane 2
Lane 1
11th Ave.
(If Possible)
Alternate Route
under 11th Ave.
(If Possible)
Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Water Tunnel Access
Shaft Easement
10th Ave.
(If Possible)
Mangate & Badge Check
Site Access Road
Mangate & Badge Check
27'-0"
40'-0"
72'-0"
40'-0"
Site Access Road
Utility Work
W. 30th St.
Lane 1
Lane 2
Lane 3
Existing High Line Above
Legend
Sheet Piling Rig
Material truck
CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

RELATED
OXFORD

Lane 3
Lane 2
Lane 1
11th Ave
(If Possible)
Alternate Route
under 11th Ave
(If Possible)
Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Lane 1
Lane 2
Lane 4
Lane 5
Excavate
Water Tunnel Access
Shaft Easement
10th Ave
Shoring for Pit and Driveway
(If Possible)
Mangate & Badge Check
Site Access Road
Mangate & Badge Check
Site Access Road
27'-0"
40'-0"
72'-0"
40'-0"
Utility Work
Lane 1
Lane 2
Lane 3
W 30th St.
Existing High Line Above
Legend
Sheet Piling Rig
Material truck

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

Date	Description	Revision	Doc. Control Info

RELATED

OXFORD

Lane 3
Lane 2
Lane 1
11th Ave
(If Possible)
Alternate Route
under 11th Ave
Excavate
(If Possible)
Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Lane 1
Lane 2
Lane 3
Lane 4
Lane 5
Water Tunnel Access
Shaft Easement
Shoring for Pit and Driveway
Excavate
10'-0"
145'-4"
10th Ave
(If Possible)
Mangate & Badge Check
Site Access Road
Mangate & Badge Check
Site Access Road
27'-0"
40'-0"
72'-0"
40'-0"
Utility Work
Lane 1
Lane 2
Lane 3
W. 30th St.

Legend

Sheet Piling Rig

Material truck

CONCEPT

Tower "C" / Terra Firma

Site Logistics and Working Drawings

Date	Description	Revision	Site Contract Info

RELATED

OXFORD

(If Possible)
Alternate Route
under 11th Ave
11th Ave
Lane 3
Lane 2
Lane 1
(If Possible)
Truck Exiting for Mass Excavation
10/1/12 - 3/1/13
Gate for Outgoing trucks
Water Tunnel Access
Shaft Easement
Shoring for Pit and Driveway
10'-0"
145'-4"
10th Ave
(If Possible)
Mangate & Badge Check
Site Access Road
Mangate & Badge Check
Site Access Road
Utility Work
27'-0"
40'-0"
72'-0"
40'-0"
W. 30th St.
Lane 4
Lane 2
Lane 3
Legend
Excavator
Material truck
Tie back Rig

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

RELATED

OXFORD

Lane 3
Lane 2
Lane 1
11th Ave.
(If Possible)
Alternate Route
under 11th Ave.
(If Possible)
Truck Exiting for Mass Excavation
Prop. Line Manhole
Gate for Outgoing trucks
Excavate
Water Tunnel Access
Shaft Easement
SOE Wall for Pits
Shoring for Pit and Driveway
10'-0"
145'-4"
10th Ave.
(If Possible)
Mangate & Badge Check
Site Access Road
Mangate & Badge Check
Site Access Road
Utility Work
22'-0"
48'-0"
72'-0"
40'-0"
W. 30th St.
Lane 4
Lane 2
Lane 3
Lane 1
Lane 4
Lane 5
Legend
Sheet Piling Rig
Excavator
Material truck
Tie back Rig

CONCEPT

Date	Description	Revision	Doc. Control Info

Tower "C" / Terra Firma
Site Logistics and Working Drawings

RELATED
OXFORD

11th Ave.
Lane 3
Lane 2
Lane 1
(If Possible)
Alternate Route
under 11th Ave.
First Level Tie Backs
(If Possible)
Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Excavate
SOE Wall for Pits
Water Tunnel Access
Shaft Easement
Shoring for Pit and Driveway
10'-0"
145'-4"
(If Possible)
Mangate & Badge Check
Site Access Road
Mangate & Badge Check
Site Access Road
27'-0"
48'-0"
72'-0"
60'-0"
Utility Work
W. 30th St.
10th Ave.
Lane 1
Lane 2
Lane 3
Lane 4
Lane 5
CONCEPT
Legend
Sheet Piling Rig
Excavator
Material truck
Tie back Rig

Tower "C" / Terra Firma
Site Logistics and Working Drawings

RELATED

OXFORD

(If Possible) Alternate Route under 11th Ave.
11th Ave.
Lane 3
Lane 2
Lane 1
First Level Tie Backs
(If Possible) Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Water Tunnel Access Shaft Easement
SOE Wall for Pits
Excavate
10'-0"
145'-4"
10th Ave.
(If Possible) Mangate & Badge Check
Site Access Road
Mangate & Badge Check
27'-0"
40'-0"
72'-0"
40'-0"
Site Access Road
Excavate for Pit and Driveway
Utility Work
W. 30th St.
Lane 1
Lane 2
Lane 3
Lane 4
Lane 5
CONCEPT
Legend
Caisson Drill Rig
Excavator
Material truck
Tie back Rig

Tower "C" / Terra Firma
Site Logistics and Working Drawings

Date	Description	Revision	See Control Info

RELATED

OXFORD

(If Possible) Alternate Route under 11th Ave.
Lane 3
Lane 2
Lane 1
11th Ave.
First Level Tie Backs
(If Possible) Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Excavate
Water Tunnel Access Shaft Easement
145'-6"
10th Ave.
(If Possible) Margate & Badge Check
Site Access Road
Margate & Badge Check
Site Access Road
Excavate for Pit and Driveway
Utility Work
W. 30th St.
22'-0"
40'-0"
72'-0"
40'-0"
Legend
Caisson Drill Rig
Excavator
Material truck
Tie back Rig
CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

RELATED
OXFORD

(If Possible) Alternate Route under 11th Ave
11th Ave
Lane 1
Lane 2
Lane 3
(If Possible) Truck Exiting for Mass Excavation 10/1/12 - 3/1/13
Gate for Outgoing trucks
Install Risers
Water Tunnel Access Shaft Easement
Caissons
145'-6"
10th Ave
(If Possible) Mangate & Badge Check
Turnstiles
Site Access Road
Mangate & Badge Check
27'-0"
40'-0"
72'-0"
Site Access Road 10/1/12 - 6/1/13
Excavate for Pit and Driveway
Utility Work
W. 30th St.
Legend
Caisson Drill Rig
Material truck
Tie back Rig

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

RELATED

OXFORD

Lane 3
Lane 2
Lane 1
11th Ave.
(If Possible) Alternate Route under 11th Ave.
Drive Piles
Pour Pile Caps
Backfill Pile Caps
Second Level Tie Ba
(If Possible) Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Pour Pile Caps
Caissons
Water Tunnel Access Shaft Easement
145'-4"
10th Ave.
(If Possible) Mangate & Badge Check
Turnstiles
Site Access Road
Mangate & Badge Check
Site Access Road
Excavate for Pit and Driveway
Utility Work
W 30th St.
Lane 1
Lane 2
Lane 3
27'-0"
40'-0"
72'-0"
40'-0"
CONCEPT
Legend
Soil Compactor / Roller
Skip Loader
Concrete Pump
Concrete Truck
Caisson Drill Rig

Tower "C" / Terra Firma
Site Logistics and Working Drawings

Date	Description	Revision	Doc. Control Info

RELATED
OXFORD

Lane 3
Lane 2
Lane 1
11th Ave
(If Possible) Alternate Route under 11th Ave.
Pour Pile Caps
Backfill Pile Caps
Second Level Tie Backs
3" Waste Slab
(If Possible) Truck Exiting for Mass Excavation
Gate for Outgoing trucks
Lane 1
Lane 2
Lane 3
Lane 4
Lane 5
Pour Pile Caps
Caissons
Water Tunnel Access Shaft Easement
145'-1"
10th Ave
(If Possible) Mangate & Badge Check
Site Access Road
Mangate & Badge Check
22'-0"
40'-0"
72'-0"
40'-0"
Site Access Road
Build Ramps
Utility Work
Lane 1
Lane 2
Lane 3
W. 30th St.

CONCEPT

Legend

- Soil Compactor / Roller
- Skip Loader
- Concrete Pump
- Concrete Truck
- Caisson Drill Rig

Tower "C" / Terra Firma
Site Logistics and Working Drawings

Date	Description	Revision	Doc. Control Info

RELATED
OXFORD

Lane 3
Lane 2
Lane 1
11th Ave
(If Possible)
Alternate Route
under 11th Ave.
3" Waste Slab
Waterproofing
Topping Slab
24" Mat Slab
Second Level Tie Backs
(If Possible)
Truck Exiting for Mass Excavation
Waterproof Walls
Gate for Outgoing trucks
Lane 1
Lane 2
Lane 3
Lane 4
Lane 5
Water Tunnel Access
Shaft Easement
Excavate Pit
145'-4"
Line of Tower "D"
Excavate Relief Slab
10th Ave
(If Possible)
Mangate & Badge Check
Site Access Road
Mangate & Badge Check
27'-0"
40'-0"
72'-0"
40'-0"
Site Access Road
10/1/12 - 6/1/13
Utility Work
Lane 1
Lane 2
Lane 3
W. 30th St.
Concrete Truck, Hopper and Boom
Permanent Access
to B1 Level
Site Access Road

Legend

Concrete Pump
Concrete Truck
Caisson Drill Rig

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

RELATED

OXFORD

Lane 3
Lane 2
Lane 1
11th Ave
(If Possible)
Alternate Route
under 11th Ave
24" Mat Slab
Second Level Tie Backs
(If Possible)
Truck Exiting for Mass Excavation
Pour Walls
Gate for Outgoing trucks
Lane 1
Lane 2
Lane 3
Lane 4
Lane 5
Waterproof Walls
Set Columns
24" Mat Slab
Water Tunnel Access
Shaft Easement
Frame/Rebar/pour
Pits Slab
Turnstyles
Pour Culture
Shed Slab
Pour Retail Slab
10th Ave
(If Possible)
Mangate & Badge Check
Site Access Road
Mangate & Badge Check
22'-0"
40'-0"
72'-0"
40'-0"
Site Access Road
Utility Work
Lane 1
Lane 2
Lane 3
W. 30th St.
Permanent Access
to B1 Level
Concrete Truck, Hopper and Boom
Legend
Concrete Pump
Concrete Truck
Caisson Drill Rig

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

Date	Description	Reviews	Stat. Contrac. Info

RELATED

OXFORD

Lane 3
Lane 2
Lane 1
11th Ave
Second Level Tie Backs
Pour Walls
Set Columns
S Level Deck
Pour Walls
24" Mat Slab
Water Tunnel Access Shaft Easement
145'-4"
10th Ave
(If Possible) Mangate & Badge Check
Site Access Road
Mangate & Badge Check
Site Access Road
22'-0"
40'-0"
72'-0"
40'-0"
Utility Work
Lane 4
Lane 2
Lane 3
W 30th St.
Site Access Road
Permanent Access to B1 Level
Concrete Truck, Hopper and Boom
Legend
Concrete Pump
Concrete Truck

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

RELATED
OXFORD

Lane 3
Lane 2
Lane 1
11th Ave
(If Possible)
Alternate Route
under 11th Ave
No Load Zone
5 Level Deck
Build Pit Walls
Crane #1
196'-0" Boom
145'-4"
Water Tunnel Access
Shaft Easement
10th Ave
(If Possible)
Maingate & Badge Check
Maingate & Badge Check
143'-4"
108'-0"
27'-6"
Lane 1
Lane 2
Lane 3
Permanent Access
to B1 Level
Legend
Material truck

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

Date	Description	Package	Doc. Control Info

RELATED

OXFORD

(If Possible) Alternate Route under 11th Ave
11th Ave
Lane 3
Lane 2
Lane 1
Pour Walls
Optional Loading Deck
Support Crane
S Level Deck
Crane #1
No Load Zone
Water Tunnel Access Shaft Easement
10th Ave
Mangate & Badge Check
143'-4"
106'-0"
23'-0"
27'-0"
145'-0"
Utility Work
Lane 4
W. 30th St.
Permanent Access to Street Level
Concrete Truck, Hopper and Boom
Legend
Material truck

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings

Date	Description	Revision	Ref. Control Info

RELATED
OXFORD

(If Possible) Alternate Route under 11th Ave
11th Ave.
Lane 3
Lane 2
Lane 1
No Load Zone
Optional Truck Route
Unloading Zone
Crane #1
Walk Path
Water Tunnel Access Shaft Easement
145'-4"
10th Ave.
(If Possible) Mangate & Badge Check
Mangate & Badge Check
143'-4"
27'-0"
W. 30th St.
Utility Work
138'-6"
30'-0"
79'-4"
Optional Unloading Zone
Permanent Access to B1 Level
Legend
Material truck

CONCEPT

Tower "C" / Terra Firma
Site Logistics and Working Drawings - Level B1 Manlift Access

RELATED
OXFORD

Exhibit W

Hoist Impact Area

Exhibit W

Exhibit X-1

Arbiters

Honorable Stephen G. Crane

Honorable Bernard J. Fried

Michael Young, Esq.

Exhibit X-1

Exhibit X-2

Work Dispute Arbiters

Walter Hunt, FAIA

Kenneth D. Levien, AIA

Exhibit X-2

Exhibit Y

Measurement Methodology

Exhibit Y

COACH OFFICE FLOORS **REV: 2013-03-20**

		GROSS AREA		RENTABLE: REBNY DEDUCTIONS	RENTABLE: REBNY USABLE	RENTABLE: REBNY RENTABLE AREA (USABLE / .73)	
LEVEL	23	*37,424*	23	4,883	32,541	44,576	ROFO FLOOR
LEVEL	22	*37,695*	22	4,470	33,225	45,513	EXPANSION FLOOR
LEVEL	21	*37,964*	21	4,192	33,772	46,263	EXPANSION FLOOR
LEVEL	20	*36,101*	20	4,135	31,966	43,789	
LEVEL	19	*36,036*	19	4,135	31,901	43,701	
LEVEL	18	*39,767*	18	4,135	35,632	48,811	
LEVEL	17	*41,140*	17	4,135	37,005	50,692	
LEVEL	16	*39,770*	16	4,135	35,635	48,815	
LEVEL	15	*41,139*	15	4,135	37,004	50,690	
LEVEL	14	*39,762*	14	4,135	35,627	48,804	
LEVEL	13	*41,126*	13	4,135	36,991	50,672	
LEVEL	12	*39,743*	12	4,135	35,608	48,778	
LEVEL	11	*41,101*	11	4,135	36,966	50,639	
LEVEL	10	*39,710*	10	4,135	35,575	48,733	
LEVEL	9	*41,065*	9	4,135	36,930	50,589	
LEVEL	8	*39,672*	8	4,135	35,537	48,680	
LEVEL	7	*41,543*	7	4,135	37,408	51,244	
LEVEL	6	*43,567*	6	4,477	39,090	53,548	
TOTAL		***714,325***			**638,413**	**874,539**	

DIVIDED TOTALS

6-20 ONLY	**601,243**	**538,876**	**738,186**
6-21 ONLY	**639,207**	**572,648**	**784,449**
6-22 ONLY	**676,901**	**605,872**	**829,962**